UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AB Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.16

ANNUAL REPORT

AB POOLING PORTFOLIOS

+	AB U.S. VALUE PORTFOLIO
+	AB U.S. LARGE CAP GROWTH PORTFOLIO
+	AB INTERNATIONAL VALUE PORTFOLIO
+	AB INTERNATIONAL GROWTH PORTFOLIO
+	AB SHORT DURATION BOND PORTFOLIO
+	AB GLOBAL CORE BOND PORTFOLIO
+	AB BOND INFLATION PROTECTION PORTFOLIO
+	AB SMALL-MID CAP VALUE PORTFOLIO
+	AB SMALL-MID CAP GROWTH PORTFOLIO
+	AB MULTI-ASSET REAL RETURN PORTFOLIO
+	AB VOLATILITY MANAGEMENT PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

October 12, 2016

Annual Report

This report provides management’s discussion of fund performance for the AB Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2016.

On September 21, 2016, at the recommendation of AllianceBernstein L.P. (the “Adviser”) the Board of Trustees of The AB Pooling Portfolios approved the liquidation and termination of each Portfolio, other than AB Volatility Management Portfolio. The liquidation is expected to occur after the close of business on January 30, 2017 (the “Liquidation Date”).

The tables on pages 21-31 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2016, compared to their respective benchmarks. Additional performance can be found on pages 32-35.

Market Review

Global stocks surged and global bonds generally increased during the tumultuous 12-month period. Central bank activity and fluctuations in the price of oil were among the factors impacting performance.

In fixed-income markets, developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but trailed the double-digit rally in global high-yield issues. Developed-market treasury yields generally fell, with UK yields reaching historic lows in the final months of the period.

US and emerging-market equities each delivered double-digit returns while international stocks underperformed, impacted by fears of ongoing terrorist activity and economic uncertainty (all in US dollar terms).

Equity markets reeled at the outset when China unexpectedly devalued its currency, triggering doubts over global growth. By the end of 2015, equities had sufficiently recovered, enabling the US Federal Reserve (the “Fed”) to lift off from zero interest rates for the first time in nearly a decade—a move that investors accepted smoothly.

Equity markets plummeted again in the first six weeks of 2016. This time, in addition to malaise over China, a global oil glut also factored in. Bond markets were likewise affected by fluctuations in oil pricing. After declining through the beginning of 2016, oil prices eventually rebounded on the back of decreased global supply, contributing to a rally in emerging-market debt sectors.

As the period came to a close, global equity markets had recovered yet again—while most fixed-income sectors outperformed duration-matched Treasuries, but posted mixed absolute returns—as support from global central banks eased investors’ anxiety over the UK’s unexpected vote to depart from the European Union (the “EU”). In

AB POOLING PORTFOLIOS •	1

contrast, after some slower-than-expected US economic data through the first two quarters of 2016, the Fed’s tone turned more hawkish in August on the back of strength in the US labor market and a positive outlook for economic activity and inflation.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies emphasizing investments in companies that the Adviser believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of US companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended August 31, 2016.

For the 12-month period, security selection and overweights to the consumer cyclicals and financials sectors detracted, relative to the benchmark, as did security selection in industrial resources. In contrast, security selection within, and an overweight to, technology contributed to returns. An underweight to energy and utilities also added value.

For the six-month period, security selection drove the underperformance, particularly in the industrial resources, airlines and financials sectors. An underweight in energy and overweight in financials also detracted. Conversely,

2	• AB POOLING PORTFOLIOS

security selection and an overweight in technology, as well as an underweight to industrial resources, contributed.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization US companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended August 31, 2016.

For the 12-month period, security selection in the consumer staples, financials and industrials sectors, as well as an underweight in telecommunications and an overweight in health care, detracted from returns, relative to the benchmark. Security selection within the health care sector contributed. An underweight in the energy sector and an overweight in technology also had a positive impact on returns.

AB POOLING PORTFOLIOS •	3

For the six-month period, security selection in the consumer discretionary and consumer staples sectors and an underweight in materials and financials had a negative impact on returns. Security selection was positive within the health care, technology and industrials sectors; an overweight in technology and an underweight in consumer staples also contributed.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put

4	• AB POOLING PORTFOLIOS

options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US, for the 12-month period, but underperformed for the six-month period ended August 31, 2016.

For the 12-month period, security selection drove the relative outperformance, particularly in the technology, financials and medical sectors. Country allocation also benefitted returns, with an underweight to Spain contributing, although an overweight to Japan negatively impacted returns. Sector selection also detracted, due to overweights in the financials and telecommunications sectors and an underweight in consumer staples.

For the six-month period, both security selection and sector allocation detracted. Security selection and an overweight to the transportation sector, as well as security selection in the energy and telecommunications sectors, detracted. Country allocation also detracted due to an underweight to China; however, an overweight to Brazil contributed. In addition, underweights to the medical and consumer cyclicals sectors as well as an overweight in energy, benefitted returns, as did security selection in technology.

The Portfolio utilized derivatives including futures for investment purposes and foreign currency forwards for hedging and investment purposes, which detracted from absolute returns during both periods.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital; and robust free cash flow.

AB POOLING PORTFOLIOS •	5

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI ex-US, for the six- and 12-month periods ended August 31, 2016.

For the 12-month period, security selection within the health care, financials and technology sectors was beneficial to relative returns. Country allocation was positive, with an underweight to Japan contributing, while an underweight in Korea detracted. Sector selection also

6	• AB POOLING PORTFOLIOS

detracted, due to an overweight in health care and underweights in energy and materials.

For the six-month period, security selection drove outperformance, particularly in the health care, financials and industrials sectors. Country allocation also helped relative returns due to an underweight to Japan; however, an overweight to France detracted. Sector allocation, particularly an overweight in health care and underweight to materials, detracted.

The Portfolio utilized derivatives in the form of foreign currency forwards for hedging purposes, which had an immaterial impact on absolute returns during the six-month period and detracted for the 12-month period.

Short Duration Bond Portfolio Investment Objective and Policies

The Portfolio’s investment objective is to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, and inflation-indexed securities, as well as other securities of US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures contracts, options, currencies and securities.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment-grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investors Service, Inc. (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”). The Portfolio may invest in variable, floating, and inverse floating-rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended August 31, 2016.

AB POOLING PORTFOLIOS •	7

An exposure to investment-grade corporates contributed most to performance in both periods, relative to the benchmark. Exposures to asset-backed securities and commercial mortgage-backed securities (“CMBS”) also contributed during both periods. Yield-curve positioning did not have a significant impact on overall performance in the six-month period, but was a modest detractor in the 12-month period, mainly due to an overweight in two-year maturities.

During both periods, the Portfolio utilized derivatives including currency forwards to hedge currency risk. Credit default swaps were utilized to gain exposure to the CMBS market. Treasury futures and interest rate swaps were utilized to manage the duration, country exposure and yield-curve positioning of the Portfolio.

Global Core Bond Portfolio Investment Objective and Policies

The Portfolio’s investment objective is to provide a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-US issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures contracts. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio outperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended August 31, 2016.

8	• AB POOLING PORTFOLIOS

Security selections contributed during both periods relative to the benchmark, helped most by selections within the energy sector, as oil prices rose from their February 2016 lows, and non-government guaranteed agencies. Sector allocation also had a positive impact on returns in both periods, primarily due to the Portfolio’s overweight position in US investment-grade corporates and underweight in US Treasuries. While an underweight to US agency mortgages also contributed to performance in the six-month period, an underweight in UK and eurozone corporates took back some of these gains. Country allocation contributed for both periods, due to a beneficial overweight in the UK and underweight in Japan, though an overweight in the US detracted in the 12-month period. Currency allocation did not have a meaningful impact on performance in the six-month period, but contributed in the 12-month period, primarily due to short positions in the euro and British pound. Yield-curve positioning did not significantly affect overall returns in either period.

During both periods, the Portfolio utilized derivatives including Treasury futures to manage duration, country exposure and yield-curve positioning; currency forwards and currency options, both purchased and written, were used to hedge currency exposure as well as to manage active currency risk.

Bond Inflation Protection Portfolio Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in Treasury inflation-protected securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Consumer Price Index (“CPI”) swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments

AB POOLING PORTFOLIOS •	9

linked to these securities. As noted above, the Portfolio may invest in derivatives, such as options, futures contracts, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Portfolio will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The Portfolio outperformed its benchmark, the Bloomberg Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended August 31, 2016.

During both periods, TIPS returns were positive as US Treasury yields fell. In the six-month period, TIPS outperformed relative to US Treasuries, as oil and commodity prices increased through much of the period. In the 12-month period, downward pressure on oil prices, despite some stabilization in the latter part of the period, caused TIPS to underperform relative to US Treasuries.

Sector allocation contributed during both periods, helped by the Portfolio’s allocation to corporates and CMBS. An allocation to asset-backed securities also had a positive impact on relative performance in both periods. Currency allocation was close to neutral for the six-month period, and contributed for the 12-month period. A short position in the British pound—particularly during and after the Brexit referendum—contributed to performance, as did a long position in the Japanese yen during its early-2016 rally and a short position in the Malaysian ringgit in the second quarter of 2016. Short positions in the Taiwan new dollar and Singapore dollar, as well as a long position in the Mexican peso, detracted.

During both periods, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Treasury futures, and interest rate, total return and CPI swaps, were utilized to manage the duration, inflation protection, country exposure and yield-curve positioning of the Portfolio.

Small-Mid Cap Value Portfolio Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization

10	• AB POOLING PORTFOLIOS

US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended August 31, 2016.

During the 12-month period, security selection in the financials sector, an overweight in the consumer discretionary sector and an underweight in the utilities sector were the primary detractors, relative to the benchmark. Stock selection in the technology and consumer staples sectors, as well as an underweight position in energy, contributed.

For the six-month period, security selection in the health care, energy and financials sectors and an overweight in the consumer discretionary sector were the primary detractors. Stock selection in the technology and consumer discretionary sectors, as well as an underweight position in the utilities sector, contributed.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Small-Mid Cap Growth Portfolio Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market.

AB POOLING PORTFOLIOS •	11

Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization US companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended August 31, 2016.

For the 12-month period, stock selection in the financials sector and in the technology sector, particularly in the semiconductors space, detracted from performance. Stock selection in the energy and health care sectors contributed, relative to the benchmark. In the health care sector, positive contribution from the biopharmaceutical space more than offset negative contribution in the health care services space.

For the six-month period, stock selection again detracted in the financials and technology sectors, and contributed in the health care and energy sectors.

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The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures contracts, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

AB POOLING PORTFOLIOS •	13

Investment Results

The Portfolio underperformed its benchmark, the MSCI AC World Commodity Producers Index, for the six- and 12-month periods ended August 31, 2016.

The underperformance during both periods relative to the benchmark was driven by a strategic exposure to commodity futures, which strongly underperformed. The Portfolio’s strategic allocation to global real estate contributed to performance for the 12-month period, but detracted for the six-month period. Allocations to precious metal, security selection and currency management contributed, whereas overlay positions, such as CPI swaps, detracted from returns. Long-dated oil futures detracted over both periods as well.

The Portfolio utilized derivatives in the form of futures, inflation (CPI) swaps and written options, for hedging and investment purposes, total return swaps for investment purposes and currency forwards for hedging purposes, which added during the six-month period and detracted from absolute returns during the 12-month period; purchased options for hedging and investment purposes, and interest rate swaps for hedging purposes, detracted during both periods.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended-style investor (an “investing Fund”).

The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures contracts, forwards, options, swaps and other financially linked investments. The Portfolio will also have the ability to invest in a wide array of asset classes, including US, non-US and emerging-market equity and fixed-income securities, commodities, real estate investment trusts (“REITs”) and other real estate-related securities, currencies and inflation-indexed securities.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The

14	• AB POOLING PORTFOLIOS

Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio underperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended August 31, 2016.

Through most of the 12-month period, the Portfolio was underweight equity, relative to the benchmark, and added to global bonds and cash in response to spikes in volatility, notably the Chinese currency devaluation in late August, the move to negative policy rates by the Bank of Japan in early 2016 and the unexpected outcome of the vote on Britain’s continuing membership in the EU in late June. Also throughout the 12-month period, the Portfolio was more diversified than the benchmark due to a strategic allocation to global REITs and, at times, made modest tilts across equity regions. Specifically, in the six-month period, the Portfolio increased exposure to emerging-market equities and reduced exposure to the EU.

Tactical shifts in equities (underweights to US and international developed-markets) detracted from performance for both periods, while regional decisions to overweight emerging-market equities contributed to performance in the six-month period. Allocations to global REITs contributed to performance for both periods.

The Portfolio utilized derivatives for hedging and investment purposes including total return swaps and written options, which added to absolute returns during both periods; futures and purchased options detracted during both periods. Currency forwards detracted for the six-month period and added during the 12-month period.

AB POOLING PORTFOLIOS •	15

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio; all indices are unmanaged. The Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the US. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. The MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

(Disclosures, Risks and Note about Historical Performance continued on next page)

16	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

Indemnification Risk: In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of each Portfolio’s distributions.

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAVs may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolios to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	19

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.abfunds.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

20	• AB POOLING PORTFOLIOS

Disclosures and Risks

U.S. VALUE PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Value Portfolio*	12.88%	7.55%

Russell 1000 Value Index	16.26%	12.92%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2016, by 0.06% and 0.09%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB U.S. Value Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	21

Historical Performance

U.S. LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Large Cap Growth Portfolio*	11.26%	10.50%

Russell 1000 Growth Index	11.91%	10.54%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2016, by 0.20% and 0.37%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB U.S. Large Cap Growth Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

22	• AB POOLING PORTFOLIOS

Historical Performance

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB International Value Portfolio	12.97%	4.66%

MSCI ACWI ex-US	13.46%	2.92%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	23

Historical Performance

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB International Growth Portfolio	14.64%	6.23%

MSCI ACWI ex-US	13.46%	2.92%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Growth Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

24	• AB POOLING PORTFOLIOS

Historical Performance

SHORT DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Short Duration Bond Portfolio*	0.89%	1.40%

BofA ML 1-3 Year US Treasury Index	0.48%	1.07%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2016, by 0.02% and 0.04%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Bond Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	25

Historical Performance

GLOBAL CORE BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Global Core Bond Portfolio	5.10%	8.39%

Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)	3.92%	7.19%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Bond Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

26	• AB POOLING PORTFOLIOS

Historical Performance

BOND INFLATION PROTECTION PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Bond Inflation Protection Portfolio	4.64%	5.53%

Bloomberg Barclays 1-10 Year TIPS Index	2.58%	3.77%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Protection Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	27

Historical Performance

SMALL-MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Small-Mid Cap Value Portfolio*	18.99%	10.98%

Russell 2500 Value Index	19.90%	12.79%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2016, by 0.01% and 0.01%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Small-Mid Cap Value Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

28	• AB POOLING PORTFOLIOS

Historical Performance

SMALL-MID CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Small-Mid Cap Growth Portfolio*	16.05%	0.74%

Russell 2500 Growth Index	17.99%	4.65%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended August 31, 2016, by 0.15% and 0.17%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Small-Mid Cap Growth Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	29

Historical Performance

MULTI-ASSET REAL RETURN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Multi-Asset Real Return Portfolio	16.02%	2.70%

Primary Benchmark: MSCI AC World Commodity Producers Index	22.10%	9.67%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	16.05%	6.08%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

8/31/06 To 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Multi-Asset Real Return Portfolio (from 8/31/06 to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

30	• AB POOLING PORTFOLIOS

Historical Performance

VOLATILITY MANAGEMENT PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB Volatility Management Portfolio	10.34%	3.47%

MSCI ACWI	13.53%	7.24%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

4/16/10* TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Volatility Management Portfolio (from 4/16/10* to 8/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
NAV/SEC Returns*

AB U.S. Value Portfolio
1 Year	7.55%
5 Years	13.51%
10 Years	4.66%

AB U.S. Large Cap Growth Portfolio
1 Year	10.50%
5 Years	17.18%
10 Years	8.82%

AB International Value Portfolio
1 Year	4.66%
5 Years	4.67%
10 Years	-0.56%

AB International Growth Portfolio
1 Year	6.23%
5 Years	2.57%
10 Years	-0.40%

AB Short Duration Bond Portfolio
1 Year	1.40%
5 Years	1.03%
10 Years	2.08%

AB Global Core Bond Portfolio
1 Year	8.39%
5 Years	4.66%
10 Years	5.90%

AB Bond Inflation Protection Portfolio
1 Year	5.53%
5 Years	2.16%
10 Years	4.56%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

32	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
NAV/SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	10.98%
5 Years	15.30%
10 Years	9.51%

AB Small-Mid Cap Growth Portfolio
1 Year	0.74%
5 Years	12.67%
10 Years	10.91%

AB Multi-Asset Real Return Portfolio
1 Year	2.70%
5 Years	-4.04%
10 Years	-1.95%

AB Volatility Management Portfolio
1 Year	3.47%
5 Years	7.12%
Since Inception†	6.77%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns*

AB U.S. Value Portfolio
1 Year	10.78%
5 Years	15.32%
10 Years	4.36%

AB U.S. Large Cap Growth Portfolio
1 Year	12.82%
5 Years	19.49%
10 Years	8.62%

AB International Value Portfolio
1 Year	10.70%
5 Years	7.54%
10 Years	-0.52%

AB International Growth Portfolio
1 Year	11.49%
5 Years	6.26%
10 Years	-0.06%

AB Short Duration Bond Portfolio
1 Year	1.83%
5 Years	1.20%
10 Years	2.09%

AB Global Core Bond Portfolio
1 Year	7.48%
5 Years	4.50%
10 Years	5.80%

AB Bond Inflation Protection Portfolio
1 Year	6.71%
5 Years	2.54%
10 Years	4.62%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

(Historical Performance continued on next page)

34	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	16.64%
5 Years	18.08%
10 Years	9.41%

AB Small-Mid Cap Growth Portfolio
1 Year	7.67%
5 Years	14.76%
10 Years	10.79%

AB Multi-Asset Real Return Portfolio
1 Year	10.46%
5 Years	-0.88%
10 Years	-1.91%

AB Volatility Management Portfolio
1 Year	6.51%
5 Years	7.03%
Since Inception†	6.69%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-20.

AB POOLING PORTFOLIOS •	35

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
AB U.S. Value
Actual	$1,000	$1,128.80	$0.43	0.08%
Hypothetical**	$1,000	$1,024.73	$0.41	0.08%
AB U.S. Large Cap Growth
Actual	$1,000	$1,112.60	$0.42	0.08%
Hypothetical**	$1,000	$1,024.73	$0.41	0.08%

36	• AB POOLING PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
AB International Value
Actual	$1,000	$1,129.70	$0.64	0.12%
Hypothetical**	$1,000	$1,024.53	$0.61	0.12%
AB International Growth
Actual	$1,000	$1,146.40	$0.70	0.13%
Hypothetical**	$1,000	$1,024.48	$0.66	0.13%
AB Short Duration Bond
Actual	$1,000	$1,008.90	$0.25	0.05%
Hypothetical**	$1,000	$1,024.89	$0.25	0.05%
AB Global Core Bond
Actual	$1,000	$1,051.00	$0.41	0.08%
Hypothetical**	$1,000	$1,024.73	$0.41	0.08%
AB Bond Inflation Protection
Actual	$1,000	$1,046.40	$1.29	0.25%
Hypothetical**	$1,000	$1,023.88	$1.27	0.25%
AB Small-Mid Cap Value
Actual	$1,000	$1,189.90	$1.10	0.20%
Hypothetical**	$1,000	$1,024.13	$1.02	0.20%
AB Small-Mid Cap Growth
Actual	$1,000	$1,160.50	$1.14	0.21%
Hypothetical**	$1,000	$1,024.08	$1.07	0.21%
AB Multi-Asset Real Return***
Actual	$1,000	$1,160.20	$0.43	0.08%
Hypothetical**	$1,000	$1,024.73	$0.41	0.08%
AB Volatility Management
Actual	$1,000	$1,103.40	$0.21	0.04%
Hypothetical**	$1,000	$1,024.94	$0.20	0.04%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

AB POOLING PORTFOLIOS •	37

Expense Example

AB U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $320.4

*	All data are as of August 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• AB POOLING PORTFOLIOS

Portfolio Summary

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $318.9

*	All data are as of August 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	39

Portfolio Summary

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $270.4

*	All data are as of August 31, 2016. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.7% or less in the following countries: Argentina, Belgium, Hong Kong, Hungary, Italy, Norway, Portugal, Russia, South Africa, Spain, Taiwan and Turkey.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• AB POOLING PORTFOLIOS

Portfolio Summary

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $269.2

*	All data are as of August 31, 2016. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.7% or less in the following countries: Australia, Indonesia, Philippines, Russia, Singapore, Taiwan and Thailand.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	41

Portfolio Summary

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $78.3

*	All data are as of August 31, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

42	• AB POOLING PORTFOLIOS

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $260.3

*	All data are as of August 31, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB POOLING PORTFOLIOS •	43

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $260.3

*	All data are as of August 31, 2016. The Portfolio’s country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries or regions: Brazil, Chile, China, Colombia, Denmark, Ireland, Israel, Morocco, Norway, Peru, Poland, Portugal, Russia, Singapore, South Africa, Supranational and Turkey.

44	• AB POOLING PORTFOLIOS

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $104.9

Total Investments ($mil): $138.3

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	99.6%
Non-U.S.	—
Non-Inflation Exposure	0.4%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grade	15.5%
Commercial Mortgage-Backed Securities	9.9%
Asset-Backed Securities	7.0%
Collateralized Mortgage Obligations	5.4%
Governments – Sovereign Agencies	0.5%
Emerging Markets – Corporate Bonds	0.1%
Governments – Sovereign Bonds	0.1%
Corporates – Non-Investment Grade	(1.6)%

*	All data are as of August 31, 2016. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

AB POOLING PORTFOLIOS •	45

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $104.9

Total Investments ($mil): $138.3

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	66.5%
Corporates – Investment Grade	14.2%
Commercial Mortgage-Backed Securities	7.2%
Asset-Backed Securities	5.3%
Collateralized Mortgage Obligations	4.1%
Corporates – Non-Investment Grade	1.7%
Emerging Markets – Treasuries	0.4%
Governments – Sovereign Agencies	0.4%
Emerging Markets – Corporate Bonds	0.1%
Governments – Sovereign Bonds	0.1%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

46	• AB POOLING PORTFOLIOS

Portfolio Summary

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $93.9

*	All data are as of August 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	47

Portfolio Summary

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $93.6

*	All data are as of August 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• AB POOLING PORTFOLIOS

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $945.0

*	All data are as of August 31, 2016. The Portfolio’s portfolio breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB POOLING PORTFOLIOS •	49

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

*	All data are as of August 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Argentina, Austria, Belgium, Chile, Finland, Germany, India, Indonesia, Jersey (Channel Islands), Luxembourg, Malaysia, Mexico, Norway, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and Turkey.

50	• AB POOLING PORTFOLIOS

Portfolio Summary

AB VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $513.9

TEN LARGEST HOLDINGS‡

August 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares International Developed Real Estate ETF	$10,595,118	2.1%
Vanguard REIT ETF	9,676,466	1.9
Apple, Inc.	4,416,625	0.9
Alphabet, Inc. — Class A & Class C	3,535,675	0.7
Microsoft Corp.	3,431,511	0.7
Exxon Mobil Corp.	2,745,171	0.5
Johnson & Johnson	2,494,206	0.5
Nestle SA (REG)	2,302,802	0.4
Amazon.com, Inc.	2,284,405	0.4
EURO STOXX 50 Volatility Index	2,246,906	0.4
	$43,728,885	8.5%

*	All data are as of August 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	“Other” represents less than 1.3% weightings in the following sectors: Lodging, Office, Options on Indices, Real Estate and Residential.

‡	Long-term investments.

AB POOLING PORTFOLIOS •	51

Portfolio Summary and Ten Largest Holdings

AB U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 25.6%
Banks – 11.8%
Bank of America Corp.	652,915	$10,538,048
Citigroup, Inc.	51,453	2,456,366
Fifth Third Bancorp	26,911	542,526
JPMorgan Chase & Co.	124,209	8,384,107
PNC Financial Services Group, Inc. (The)	35,306	3,181,071
SunTrust Banks, Inc.	17,152	755,889
US Bancorp	31,697	1,399,422
Wells Fargo & Co.	207,085	10,519,918

		37,777,347

Capital Markets – 1.0%
Bank of New York Mellon Corp. (The)	16,881	703,431
Goldman Sachs Group, Inc. (The)	14,508	2,458,526

		3,161,957

Consumer Finance – 4.6%
Capital One Financial Corp.	51,199	3,665,848
Discover Financial Services	38,277	2,296,620
OneMain Holdings, Inc.(a)	93,204	2,890,256
Synchrony Financial	214,771	5,977,077

		14,829,801

Diversified Financial Services – 1.0%
Berkshire Hathaway, Inc. – Class B(a)	21,137	3,180,907

Insurance – 7.2%
Aflac, Inc.	14,417	1,069,453
Allstate Corp. (The)	62,084	4,281,313
American International Group, Inc.	115,807	6,928,733
Cincinnati Financial Corp.	4,597	354,475
First American Financial Corp.	60,682	2,614,787
FNF Group	93,463	3,522,621
Hartford Financial Services Group, Inc. (The)	15,614	641,267
Loews Corp.	8,590	359,577
Progressive Corp. (The)	63,257	2,059,648
Travelers Cos., Inc. (The)	9,775	1,160,390

		22,992,264

		81,942,276

Information Technology – 12.9%
Communications Equipment – 1.6%
Cisco Systems, Inc.	162,278	5,102,020

Electronic Equipment, Instruments & Components – 0.3%
Corning, Inc.	37,178	843,569

52	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 0.5%
eBay, Inc.(a)	51,500	$1,656,240

IT Services – 1.6%
Booz Allen Hamilton Holding Corp.	80,552	2,445,558
Xerox Corp.	288,981	2,846,463

		5,292,021

Semiconductors & Semiconductor Equipment – 3.4%
Applied Materials, Inc.	99,946	2,982,389
Intel Corp.	219,646	7,883,095

		10,865,484

Software – 2.5%
Oracle Corp.	199,162	8,209,458

Technology Hardware, Storage & Peripherals – 3.0%
Hewlett Packard Enterprise Co.	245,865	5,281,180
HP, Inc.	235,274	3,380,887
NCR Corp.(a)	24,697	835,994

		9,498,061

		41,466,853

Energy – 12.2%
Energy Equipment & Services – 3.0%
Helmerich & Payne, Inc.(b)	52,914	3,199,180
Schlumberger Ltd.	81,588	6,445,452

		9,644,632

Oil, Gas & Consumable Fuels – 9.2%
Chevron Corp.	11,455	1,152,144
Devon Energy Corp.	94,833	4,109,114
EOG Resources, Inc.	68,421	6,054,574
Exxon Mobil Corp.	101,087	8,808,721
Hess Corp.	95,328	5,176,311
QEP Resources, Inc.	164,003	3,132,457
Southwestern Energy Co.(a)	67,104	933,417

		29,366,738

		39,011,370

Health Care – 10.9%
Biotechnology – 0.6%
Gilead Sciences, Inc.	26,463	2,074,170

Health Care Providers & Services – 4.0%
Aetna, Inc.	27,684	3,242,350
Cigna Corp.	29,316	3,760,070
McKesson Corp.	16,559	3,057,123

AB POOLING PORTFOLIOS •	53

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Quest Diagnostics, Inc.	31,468	$2,606,180

		12,665,723

Pharmaceuticals – 6.3%
Johnson & Johnson	90,848	10,841,800
Merck & Co., Inc.	18,499	1,161,552
Pfizer, Inc.	236,970	8,246,556

		20,249,908

		34,989,801

Industrials – 9.2%
Aerospace & Defense – 3.5%
B/E Aerospace, Inc.	50,067	2,530,887
L-3 Communications Holdings, Inc.	36,430	5,421,512
Northrop Grumman Corp.	6,215	1,318,015
United Technologies Corp.	18,390	1,957,248

		11,227,662

Airlines – 1.1%
Delta Air Lines, Inc.	91,540	3,364,095

Construction & Engineering – 0.4%
Quanta Services, Inc.(a)	53,627	1,379,823

Electrical Equipment – 1.4%
Eaton Corp. PLC	66,637	4,434,026

Industrial Conglomerates – 1.5%
General Electric Co.	153,240	4,787,218

Machinery – 1.3%
Ingersoll-Rand PLC	27,563	1,874,008
ITT, Inc.	51,267	1,854,840
Parker-Hannifin Corp.	4,098	502,128

		4,230,976

		29,423,800

Consumer Discretionary – 8.1%
Auto Components – 1.9%
Lear Corp.	21,312	2,478,372
Magna International, Inc. (New York) – Class A	88,465	3,565,140

		6,043,512

Automobiles – 0.6%
General Motors Co.	59,274	1,892,026

Leisure Products – 0.1%
Mattel, Inc.	11,324	375,164

Media – 2.2%
CBS Corp. – Class B	29,542	1,507,528

54	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Charter Communications, Inc. – Class A(a)	4,365	$1,122,722
Comcast Corp. – Class A	40,789	2,661,890
Interpublic Group of Cos., Inc. (The)	26,798	620,106
Thomson Reuters Corp.(b)	17,294	717,528
Twenty-First Century Fox, Inc. – Class A	12,772	313,425

		6,943,199

Multiline Retail – 1.6%
Dollar General Corp.	34,547	2,536,095
Target Corp.	37,702	2,646,304

		5,182,399

Specialty Retail – 1.7%
Burlington Stores, Inc.(a)	21,809	1,771,327
Office Depot, Inc.	245,436	903,204
Ross Stores, Inc.	25,063	1,559,921
TJX Cos., Inc. (The)	18,399	1,424,819

		5,659,271

		26,095,571

Consumer Staples – 7.3%
Food & Staples Retailing – 1.0%
Kroger Co. (The)	99,707	3,189,627

Food Products – 2.8%
Archer-Daniels-Midland Co.	20,764	908,632
Bunge Ltd.	7,309	467,045
Ingredion, Inc.	14,532	1,990,303
Mondelez International, Inc. – Class A	55,649	2,505,318
Tyson Foods, Inc. – Class A	38,772	2,930,000

		8,801,298

Household Products – 1.1%
Kimberly-Clark Corp.	2,507	321,047
Procter & Gamble Co. (The)	37,394	3,264,870

		3,585,917

Tobacco – 2.4%
Altria Group, Inc.	52,900	3,496,161
Philip Morris International, Inc.	43,402	4,337,162

		7,833,323

		23,410,165

Utilities – 5.7%
Electric Utilities – 4.2%
American Electric Power Co., Inc.	54,285	3,505,182
Edison International	55,970	4,070,138
Exelon Corp.	44,536	1,514,224
FirstEnergy Corp.	20,437	668,903
PG&E Corp.	15,402	954,000
Portland General Electric Co.	34,744	1,463,070

AB POOLING PORTFOLIOS •	55

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PPL Corp.	20,288	$705,617
Xcel Energy, Inc.	15,605	645,423

		13,526,557

Multi-Utilities – 1.5%
NiSource, Inc.	143,787	3,442,261
Public Service Enterprise Group, Inc.	26,100	1,116,036

		4,558,297

		18,084,854

Telecommunication Services – 4.2%
Diversified Telecommunication Services – 2.7%
AT&T, Inc.	209,450	8,562,316

Wireless Telecommunication Services – 1.5%
T-Mobile US, Inc.(a)	108,287	5,018,019

		13,580,335

Materials – 1.2%
Chemicals – 1.0%
CF Industries Holdings, Inc.	94,779	2,464,254
LyondellBasell Industries NV – Class A	9,751	769,257

		3,233,511

Metals & Mining – 0.2%
Newmont Mining Corp.	16,314	623,847

		3,857,358

Total Common Stocks (cost $260,614,199)		311,862,383

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $4,681,018)	4,681,018	4,681,018

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $265,295,217)		316,543,401

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $3,320,729)	3,320,729	3,320,729

Total Investments – 99.8% (cost $268,615,946)		319,864,130
Other assets less liabilities – 0.2%		621,246

Net Assets – 100.0%		$320,485,376

56	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	57

AB U.S. Value Portfolio—Portfolio of Investments

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.1%
Information Technology – 38.3%
Communications Equipment – 2.8%
Arista Networks, Inc.(a)	53,262	$4,243,916
Palo Alto Networks, Inc.(a)	34,790	4,632,985

		8,876,901

Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp. – Class A	49,667	3,094,751

Internet Software & Services – 13.3%
Alphabet, Inc. – Class A(a)	3,385	2,673,642
Alphabet, Inc. – Class C(a)	25,368	19,458,524
Facebook, Inc. – Class A(a)	162,040	20,436,485

		42,568,651

IT Services – 8.0%
Cognizant Technology Solutions Corp. – Class A(a)	88,540	5,085,738
Vantiv, Inc. – Class A(a)	53,660	2,883,688
Visa, Inc. – Class A	216,408	17,507,407

		25,476,833

Semiconductors & Semiconductor Equipment – 5.6%
NVIDIA Corp.	97,882	6,004,082
Texas Instruments, Inc.	72,780	5,061,121
Xilinx, Inc.	127,390	6,905,812

		17,971,015

Software – 3.4%
Adobe Systems, Inc.(a)	45,950	4,701,144
Aspen Technology, Inc.(a)	27,124	1,233,057
Intuit, Inc.	11,270	1,256,042
ServiceNow, Inc.(a)	38,328	2,785,296
Ultimate Software Group, Inc. (The)(a)	3,432	717,082

		10,692,621

Technology Hardware, Storage & Peripherals – 4.2%
Apple, Inc.	126,371	13,407,963

		122,088,735

Consumer Discretionary – 20.7%
Hotels, Restaurants & Leisure – 2.6%
Starbucks Corp.	146,330	8,228,136

Internet & Direct Marketing Retail – 1.8%
Priceline Group, Inc. (The)(a)	4,150	5,879,430

58	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 5.1%
AMC Networks, Inc. – Class A(a)	67,605	$3,673,656
Comcast Corp. – Class A	115,440	7,533,614
Walt Disney Co. (The)	53,326	5,037,174

		16,244,444

Multiline Retail – 2.2%
Dollar Tree, Inc.(a)	82,910	6,856,657

Specialty Retail – 6.4%
Home Depot, Inc. (The)	99,681	13,369,216
O’Reilly Automotive, Inc.(a)	7,710	2,158,414
Tractor Supply Co.	26,680	2,239,786
Ulta Salon Cosmetics & Fragrance, Inc.(a)	10,990	2,716,838

		20,484,254

Textiles, Apparel & Luxury Goods – 2.6%
NIKE, Inc. – Class B	145,782	8,402,874

		66,095,795

Health Care – 20.1%
Biotechnology – 8.1%
Alexion Pharmaceuticals, Inc.(a)	56,287	7,084,282
Biogen, Inc.(a)	41,684	12,739,881
Gilead Sciences, Inc.	74,160	5,812,661

		25,636,824

Health Care Equipment & Supplies – 6.3%
Align Technology, Inc.(a)	36,916	3,429,496
Danaher Corp.	45,399	3,695,933
Edwards Lifesciences Corp.(a)	18,670	2,150,037
Intuitive Surgical, Inc.(a)	15,781	10,832,394

		20,107,860

Health Care Providers & Services – 4.8%
Premier, Inc. – Class A(a)	57,254	1,812,089
UnitedHealth Group, Inc.	90,675	12,336,334
VCA, Inc.(a)	17,920	1,268,915

		15,417,338

Life Sciences Tools & Services – 0.9%
Mettler-Toledo International, Inc.(a)	6,973	2,810,607

		63,972,629

Consumer Staples – 7.9%
Beverages – 1.9%
Monster Beverage Corp.(a)	40,588	6,246,087

Food & Staples Retailing – 5.1%
Costco Wholesale Corp.	23,400	3,792,906
CVS Health Corp.	133,297	12,449,940

		16,242,846

AB POOLING PORTFOLIOS •	59

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	31,230	$2,786,653

		25,275,586

Industrials – 5.9%
Aerospace & Defense – 1.4%
Hexcel Corp.	41,591	1,865,356
Rockwell Collins, Inc.	29,834	2,496,808

		4,362,164

Building Products – 1.3%
Allegion PLC	17,150	1,221,423
AO Smith Corp.	30,870	2,978,338

		4,199,761

Electrical Equipment – 1.2%
Acuity Brands, Inc.	13,779	3,790,878

Industrial Conglomerates – 1.4%
3M Co.	16,020	2,871,425
Roper Technologies, Inc.	10,150	1,802,132

		4,673,557

Machinery – 0.6%
IDEX Corp.	6,700	626,048
WABCO Holdings, Inc.(a)	12,500	1,334,500

		1,960,548

		18,986,908

Financials – 1.0%
Capital Markets – 0.8%
BlackRock, Inc. – Class A	6,980	2,602,214

Diversified Financial Services – 0.2%
MarketAxess Holdings, Inc.	2,923	492,642

		3,094,856

Energy – 0.2%
Energy Equipment & Services – 0.2%
Core Laboratories NV(b)	5,010	560,018

Total Common Stocks (cost $215,199,832)		300,074,527

SHORT-TERM INVESTMENTS – 6.1%
Investment Companies – 6.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $19,404,960)	19,404,960	19,404,960

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $234,604,792)		319,479,487

60	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $584,918)	584,918	$584,918

Total Investments – 100.4% (cost $235,189,710)		320,064,405
Other assets less liabilities – (0.4)%		(1,205,713)

Net Assets – 100.0%		$318,858,692

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	61

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 20.9%
Banks – 13.9%
Australia & New Zealand Banking Group Ltd.	152,330	$3,073,470
Banco Macro SA (ADR)	20,920	1,638,873
Bank of Montreal	22,650	1,502,285
Bank of Queensland Ltd.	287,450	2,275,890
Danske Bank A/S	102,310	3,003,070
ING Groep NV	415,420	5,199,127
Intesa Sanpaolo SpA	676,740	1,608,034
Itau Unibanco Holding SA (Preference Shares)	59,800	663,889
KB Financial Group, Inc.	66,050	2,304,486
KBC Group NV(a)	48,340	2,866,096
Mitsubishi UFJ Financial Group, Inc.	1,000,100	5,509,076
OTP Bank PLC	82,480	2,153,266
Shinhan Financial Group Co., Ltd.	37,810	1,381,920
Sumitomo Mitsui Trust Holdings, Inc.	564,000	2,023,759
Toronto-Dominion Bank (The)	54,860	2,448,076

		37,651,317

Capital Markets – 0.5%
Amundi SA(b)	30,570	1,480,848

Diversified Financial Services – 1.2%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	344,700	1,911,798
Challenger Ltd./Australia	191,730	1,321,991

		3,233,789

Insurance – 4.6%
AIA Group Ltd.	367,600	2,315,207
Dongbu Insurance Co., Ltd.	42,490	2,569,116
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	14,680	2,650,929
NN Group NV	100,389	2,997,322
Suncorp Group Ltd.	185,412	1,769,034

		12,301,608

Thrifts & Mortgage Finance – 0.7%
LIC Housing Finance Ltd.	213,417	1,818,686

		56,486,248

Consumer Discretionary – 15.3%
Auto Components – 4.4%
Hankook Tire Co., Ltd.	43,830	2,192,079
Magna International, Inc. (New York) – Class A	85,720	3,454,516
Plastic Omnium SA	40,882	1,307,218
Sumitomo Electric Industries Ltd.	194,200	2,884,546
Valeo SA	39,390	2,045,798

		11,884,157

62	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 4.9%
Honda Motor Co., Ltd.	136,500	$4,205,036
Isuzu Motors Ltd.	170,700	1,968,815
Peugeot SA(a)	230,180	3,407,307
Tata Motors Ltd.	182,373	1,469,790
Tata Motors Ltd. – Class A	418,556	2,147,479

		13,198,427

Household Durables – 1.1%
Panasonic Corp.	285,600	2,937,147

Leisure Products – 0.7%
Bandai Namco Holdings, Inc.	68,100	1,861,486

Media – 2.9%
Altice NV – Class A(a)	174,720	2,918,595
Liberty Global PLC Series C(a)	101,245	3,121,383
Vivendi SA	95,267	1,845,199

		7,885,177

Specialty Retail – 0.4%
Kingfisher PLC	264,010	1,287,592

Textiles, Apparel & Luxury Goods – 0.9%
HUGO BOSS AG	19,970	1,217,275
Kering	6,320	1,200,901

		2,418,176

		41,472,162

Industrials – 10.1%
Aerospace & Defense – 1.0%
Airbus Group SE	47,578	2,787,087

Airlines – 3.7%
Air Canada(a)	157,410	1,075,487
International Consolidated Airlines Group SA	499,280	2,511,637
Japan Airlines Co., Ltd.	112,900	3,445,946
Qantas Airways Ltd.	1,203,093	2,927,174

		9,960,244

Industrial Conglomerates – 1.0%
Rheinmetall AG	36,640	2,643,914

Machinery – 2.7%
IHI Corp.	1,090,000	3,339,112
JTEKT Corp.	248,300	3,870,378

		7,209,490

Road & Rail – 1.7%
Canadian National Railway Co.	18,800	1,208,080
Central Japan Railway Co.	21,100	3,469,712

		4,677,792

		27,278,527

AB POOLING PORTFOLIOS •	63

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 9.8%
Beverages – 0.3%
Asahi Group Holdings Ltd.	27,900	$912,851

Food & Staples Retailing – 3.7%
Koninklijke Ahold Delhaize NV	241,870	5,806,514
Loblaw Cos., Ltd.	24,330	1,323,734
Tesco PLC(a)	762,730	1,666,132
X5 Retail Group NV (GDR)(a)(b)	41,775	1,103,309

		9,899,689

Food Products – 1.2%
JBS SA	405,700	1,570,435
WH Group Ltd.(b)	2,278,000	1,788,433

		3,358,868

Household Products – 1.2%
Henkel AG & Co. KGaA (Preference Shares)	24,140	3,163,979

Tobacco – 3.4%
British American Tobacco PLC	89,750	5,568,322
Imperial Brands PLC	66,840	3,505,976

		9,074,298

		26,409,685

Information Technology – 9.5%
Electronic Equipment, Instruments & Components – 0.9%
Largan Precision Co., Ltd.	21,000	2,348,247

Internet Software & Services – 1.3%
Tencent Holdings Ltd.	132,600	3,436,313

Semiconductors & Semiconductor Equipment – 4.5%
Infineon Technologies AG	96,510	1,619,477
Novatek Microelectronics Corp.	680,000	2,316,532
SCREEN Holdings Co., Ltd.	292,000	3,793,902
Sumco Corp.	330,400	2,894,684
Tokyo Electron Ltd.	18,200	1,675,541

		12,300,136

Software – 0.9%
Nintendo Co., Ltd.	11,500	2,538,723

Technology Hardware, Storage & Peripherals – 1.9%
Samsung Electronics Co., Ltd.	3,510	5,091,143

		25,714,562

64	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.4%
Energy Equipment & Services – 0.3%
Aker Solutions ASA(a)(b)	172,617	$761,761

Oil, Gas & Consumable Fuels – 8.1%
Canadian Natural Resources Ltd.	81,310	2,525,360
JX Holdings, Inc.	1,012,400	3,780,922
LUKOIL PJSC (Sponsored ADR)	25,930	1,160,108
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	285,312	6,996,172
TOTAL SA	61,113	2,919,758
Tupras Turkiye Petrol Rafinerileri AS	113,870	2,229,435
YPF SA (Sponsored ADR)	132,070	2,243,869

		21,855,624

		22,617,385

Telecommunication Services – 7.8%
Diversified Telecommunication Services – 5.7%
BT Group PLC	1,214,830	6,165,202
Nippon Telegraph & Telephone Corp.	138,200	6,076,525
TDC A/S(a)	562,560	3,111,155

		15,352,882

Wireless Telecommunication Services – 2.1%
Rogers Communications, Inc. – Class B	24,990	1,070,183
Vodafone Group PLC	1,593,402	4,808,332

		5,878,515

		21,231,397

Materials – 6.0%
Chemicals – 4.2%
Agrium, Inc. (Toronto)	17,820	1,717,047
Air Water, Inc.	37,000	685,142
Arkema SA	35,522	3,178,371
JSR Corp.	131,900	1,931,435
Koninklijke DSM NV	38,159	2,663,550
LG Chem Ltd.	4,740	1,145,737

		11,321,282

Metals & Mining – 1.0%
Goldcorp, Inc.	83,780	1,275,163
Novolipetsk Steel PJSC (GDR)(b)	113,240	1,579,798

		2,854,961

Paper & Forest Products – 0.8%
Mondi PLC	100,801	2,051,128

		16,227,371

AB POOLING PORTFOLIOS •	65

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.4%
Biotechnology – 0.7%
Grifols SA (ADR)	110,310	$1,755,032

Pharmaceuticals – 4.7%
GlaxoSmithKline PLC	87,830	1,890,561
Roche Holding AG	29,350	7,164,338
Sanofi	48,860	3,770,351

		12,825,250

		14,580,282

Utilities – 3.3%
Electric Utilities – 2.4%
EDP – Energias de Portugal SA	549,440	1,845,906
Enel SpA	434,878	1,921,697
Korea Electric Power Corp.	54,060	2,807,917

		6,575,520

Water Utilities – 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	176,700	1,608,204
Pennon Group PLC	59,445	685,520

		2,293,724

		8,869,244

Real Estate – 2.1%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,420,530	1,397,507

Real Estate Management & Development – 1.6%
China Overseas Land & Investment Ltd.	620,000	2,042,022
LendLease Group	220,073	2,280,478

		4,322,500

		5,720,007

Total Common Stocks (cost $254,395,952)		266,606,870

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $1,043,735)	1,043,735	1,043,735

Total Investments Before Security Lending Collateral for Securities Loaned – 99.0% (cost $255,439,687)		267,650,605

66	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(d)(e) (cost $1,599)	1,599	$1,599

Total Investments – 99.0% (cost $255,441,286)		267,652,204
Other assets less liabilities – 1.0%		2,725,296

Net Assets – 100.0%		$270,377,500

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	10	September 2016	$313,261	$337,981	$24,720

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	4,837	SEK	41,337	11/16/16	$9,374
Barclays Bank PLC	JPY	1,072,274	USD	10,503	11/16/16	106,625
Barclays Bank PLC	USD	1,387	AUD	1,833	11/16/16	(12,011)
BNP Paribas SA	KRW	2,009,156	USD	1,811	11/16/16	11,399
BNP Paribas SA	USD	4,652	AUD	6,090	11/16/16	(83,417)
BNP Paribas SA	USD	2,966	NZD	4,180	11/16/16	57,149
Citibank, NA	USD	2,316	TWD	73,663	11/16/16	13,629
Goldman Sachs Bank USA	RUB	161,434	USD	2,494	10/13/16	48,707
Goldman Sachs Bank USA	USD	9,990	CHF	9,752	11/16/16	(31,461)
JPMorgan Chase Bank, NA	CAD	2,696	USD	2,082	11/16/16	25,200
JPMorgan Chase Bank, NA	JPY	303,704	USD	3,041	11/16/16	96,035
Morgan Stanley & Co., Inc.	HKD	10,215	USD	1,318	11/16/16	464
Royal Bank of Scotland PLC	EUR	8,843	USD	9,836	11/16/16	(59,995)
State Street Bank & Trust Co.	CAD	3,752	USD	2,852	11/16/16	(10,377)
State Street Bank & Trust Co.	EUR	832	USD	925	11/16/16	(6,457)
State Street Bank & Trust Co.	GBP	1,638	USD	2,140	11/16/16	(13,929)
State Street Bank & Trust Co.	USD	2,978	GBP	2,277	11/16/16	16,406
UBS AG	JPY	150,245	USD	1,426	11/16/16	(31,221)

						$136,120

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $6,714,149 or 2.5% of net assets.

AB POOLING PORTFOLIOS •	67

AB International Value Portfolio—Portfolio of Investments

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

68	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Information Technology – 20.6%
Electronic Equipment, Instruments & Components – 0.7%
Keyence Corp.	2,800	$1,964,903

Internet Software & Services – 3.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	34,300	3,333,617
Criteo SA (Sponsored ADR)(a)	16,590	611,839
NAVER Corp.	2,095	1,585,272
Tencent Holdings Ltd.	153,600	3,980,526

		9,511,254

IT Services – 1.4%
HCL Technologies Ltd.	108,270	1,257,006
Worldpay Group PLC(a)(b)(c)	662,386	2,599,174

		3,856,180

Semiconductors & Semiconductor Equipment – 4.4%
ASML Holding NV	68,290	7,289,961
Taiwan Semiconductor Manufacturing Co., Ltd.	802,000	4,453,812

		11,743,773

Software – 7.8%
Constellation Software, Inc./Canada	24,280	10,593,663
Dassault Systemes	64,700	5,462,759
LINE Corp. (Sponsored ADR)(a)(c)	115,820	4,951,305

		21,007,727

Technology Hardware, Storage & Peripherals – 2.7%
Samsung Electronics Co., Ltd.	5,030	7,295,854

		55,379,691

Financials – 17.9%
Banks – 2.3%
Axis Bank Ltd.	270,110	2,399,934
HDFC Bank Ltd.	165,600	3,832,761

		6,232,695

Capital Markets – 4.5%
Partners Group Holding AG	11,129	5,105,820
UBS Group AG	477,783	6,923,891

		12,029,711

Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd.	37,380	687,200

Diversified Financial Services – 0.8%
GRENKE AG	11,240	2,177,003

AB POOLING PORTFOLIOS •	69

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 6.7%
Admiral Group PLC	45,335	$1,221,499
AIA Group Ltd.	1,469,400	9,254,530
Prudential PLC	426,440	7,671,220

		18,147,249

Thrifts & Mortgage Finance – 3.3%
Housing Development Finance Corp., Ltd.	420,430	8,842,867

		48,116,725

Health Care – 17.5%
Health Care Equipment & Supplies – 4.5%
Essilor International SA	53,180	6,774,052
Sartorius AG (Preference Shares)	68,350	5,400,081

		12,174,133

Health Care Providers & Services – 1.6%
Ramsay Health Care Ltd.	69,713	4,340,712

Life Sciences Tools & Services – 3.5%
Eurofins Scientific SE(c)	23,051	9,354,939

Pharmaceuticals – 7.9%
Novartis AG (REG)	33,135	2,609,812
Novo Nordisk A/S – Class B	101,881	4,768,109
Roche Holding AG	12,730	3,107,394
Shire PLC	133,510	8,337,902
Sun Pharmaceutical Industries Ltd.	218,647	2,522,159

		21,345,376

		47,215,160

Consumer Staples – 14.4%
Food & Staples Retailing – 2.1%
CP ALL PCL	1,502,000	2,701,088
Lenta Ltd. (GDR)(a)(b)	366,961	2,857,415

		5,558,503

Food Products – 2.2%
First Resources Ltd.(c)	459,800	607,043
Nestle SA (REG)	68,160	5,431,859

		6,038,902

Household Products – 0.3%
Reckitt Benckiser Group PLC	8,350	806,599

Personal Products – 3.0%
Amorepacific Corp.	3,480	1,202,711
L’Oreal SA	13,980	2,647,131
LG Household & Health Care Ltd.	760	647,565
Unilever PLC	76,130	3,534,047

		8,031,454

70	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 6.8%
British American Tobacco PLC	156,689	$9,721,390
Japan Tobacco, Inc.	220,800	8,555,773

		18,277,163

		38,712,621

Consumer Discretionary – 10.0%
Auto Components – 0.8%
Continental AG	3,030	633,950
Valeo SA	31,540	1,638,093

		2,272,043

Hotels, Restaurants & Leisure – 1.7%
Elior Participations SCA(b)	88,780	2,038,992
IMAX China Holding, Inc.(a)(b)(c)	284,100	1,605,660
Sodexo SA	6,758	784,527

		4,429,179

Internet & Direct Marketing Retail – 1.3%
Ctrip.com International Ltd. (ADR)(a)(c)	71,820	3,400,677

Media – 3.9%
CTS Eventim AG & Co. KGaA	156,924	5,438,743
Naspers Ltd. – Class N	31,244	5,121,350

		10,560,093

Specialty Retail – 1.4%
ABC-Mart, Inc.	61,400	3,860,109

Textiles, Apparel & Luxury Goods – 0.9%
Samsonite International SA(c)	738,800	2,334,641

		26,856,742

Industrials – 7.6%
Commercial Services & Supplies – 2.8%
Babcock International Group PLC	345,535	4,748,787
Regus PLC	708,377	2,788,660

		7,537,447

Construction & Engineering – 0.1%
IRB Infrastructure Developers Ltd.	117,330	397,196

Machinery – 0.3%
Hoshizaki Corp.	8,700	696,753

Professional Services – 1.7%
Teleperformance	44,390	4,605,514

Trading Companies & Distributors – 2.7%
BOC Aviation Ltd.(a)(b)	468,800	2,427,622
Brenntag AG	28,690	1,560,059

AB POOLING PORTFOLIOS •	71

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bunzl PLC	108,700	$3,367,190

		7,354,871

		20,591,781

Energy – 6.8%
Oil, Gas & Consumable Fuels – 6.8%
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	390,040	9,564,221
TOTAL SA	181,534	8,673,038

		18,237,259

Real Estate – 2.9%
Real Estate Management & Development – 2.9%
Ayala Land, Inc.	2,678,100	2,209,503
Daito Trust Construction Co., Ltd.	29,300	4,316,028
Global Logistic Properties Ltd.	958,000	1,273,786

		7,799,317

Telecommunication Services – 0.3%
Wireless Telecommunication Services – 0.3%
Tower Bersama Infrastructure Tbk PT	2,135,600	897,076

Materials – 0.1%
Chemicals – 0.1%
Essentra PLC(c)	47,833	324,167

Total Common Stocks (cost $225,234,383)		264,130,539

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(d)(e) (cost $914,029)	914,029	914,029

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $226,148,412)		265,044,568

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(d)(e) (cost $8,638,173)	8,638,173	8,638,173

Total Investments – 101.6% (cost $234,786,585)		273,682,741
Other assets less liabilities – (1.6)%		(4,437,441)

Net Assets – 100.0%		$269,245,300

72	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	859	AUD	1,133	9/20/16	$(7,480)
Citibank, NA	JPY	544,983	USD	5,397	9/20/16	125,541
Citibank, NA	USD	2,068	EUR	1,863	9/20/16	11,212
Citibank, NA	JPY	274,700	USD	2,520	12/15/16	(146,975)
Credit Suisse International	CHF	1,769	USD	1,810	9/20/16	9,941
Goldman Sachs Bank USA	JPY	190,937	USD	1,868	9/20/16	21,525
Goldman Sachs Bank USA	USD	2,105	JPY	223,021	9/20/16	51,662
HSBC Bank USA	CAD	1,220	USD	947	9/20/16	16,684
HSBC Bank USA	EUR	680	USD	770	9/20/16	11,156
HSBC Bank USA	USD	655	HKD	5,075	9/20/16	(443)
JPMorgan Chase Bank, NA	GBP	2,844	USD	3,686	9/20/16	(50,545)
JPMorgan Chase Bank, NA	USD	6,120	GBP	4,328	9/20/16	(434,662)
JPMorgan Chase Bank, NA	USD	1,771	JPY	179,546	12/15/16	(27,745)
Morgan Stanley & Co., Inc.	EUR	3,499	USD	3,859	9/20/16	(47,114)
Morgan Stanley & Co., Inc.	JPY	274,376	USD	2,679	9/20/16	25,251
Morgan Stanley & Co., Inc.	JPY	299,908	USD	2,817	9/20/16	(84,022)
Morgan Stanley & Co., Inc.	USD	989	CAD	1,286	9/20/16	(8,001)
Morgan Stanley & Co., Inc.	USD	6,186	EUR	5,460	9/20/16	(90,810)
Morgan Stanley & Co., Inc.	USD	7,834	GBP	5,716	9/20/16	(325,247)
Morgan Stanley & Co., Inc.	USD	5,751	SEK	46,724	9/20/16	(288,258)
Morgan Stanley & Co., Inc.	USD	842	SGD	1,134	9/20/16	(9,575)
Royal Bank of Scotland PLC	AUD	1,672	USD	1,272	9/20/16	16,138
Royal Bank of Scotland PLC	EUR	7,847	USD	8,906	9/20/16	146,141
Royal Bank of Scotland PLC	GBP	18,677	USD	27,064	9/20/16	2,528,351
Royal Bank of Scotland PLC	SGD	3,188	USD	2,355	9/20/16	15,237
Royal Bank of Scotland PLC	USD	9,996	AUD	13,499	9/20/16	144,706
Royal Bank of Scotland PLC	USD	8,060	CAD	10,280	9/20/16	(219,834)
Royal Bank of Scotland PLC	USD	2,568	CHF	2,466	9/20/16	(58,477)
Royal Bank of Scotland PLC	USD	1,600	HKD	12,400	9/20/16	(797)
Royal Bank of Scotland PLC	USD	25,772	JPY	2,736,053	9/20/16	692,267
Standard Chartered Bank	BRL	30,424	USD	9,377	9/02/16	(44,845)
Standard Chartered Bank	USD	9,394	BRL	30,424	9/02/16	27,488
Standard Chartered Bank	HKD	67,649	USD	8,727	9/20/16	4,916
Standard Chartered Bank	USD	4,638	BRL	15,212	10/04/16	29,763
State Street Bank & Trust Co.	CHF	3,464	USD	3,600	9/20/16	74,361
State Street Bank & Trust Co.	EUR	4,864	USD	5,454	9/20/16	24,232
State Street Bank & Trust Co.	EUR	1,735	USD	1,931	9/20/16	(5,913)
State Street Bank & Trust Co.	GBP	731	USD	973	9/20/16	12,769
State Street Bank & Trust Co.	JPY	433,945	USD	4,330	9/20/16	133,024
State Street Bank & Trust Co.	JPY	90,725	USD	859	9/20/16	(18,654)
State Street Bank & Trust Co.	USD	1,180	CHF	1,164	9/20/16	5,073
State Street Bank & Trust Co.	USD	1,155	HKD	8,951	9/20/16	(1,067)
State Street Bank & Trust Co.	USD	1,136	NOK	9,291	9/20/16	(21,023)
State Street Bank & Trust Co.	CHF	3,998	USD	4,201	12/15/16	111,326
UBS AG	AUD	1,783	USD	1,347	9/20/16	7,849
UBS AG	EUR	4,502	USD	4,989	9/20/16	(36,188)
UBS AG	USD	4,815	GBP	3,604	9/20/16	(80,901)

						$2,238,037

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $11,528,863 or 4.3% of net assets.

AB POOLING PORTFOLIOS •	73

AB International Growth Portfolio—Portfolio of Investments

(c)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered Shares

See notes to financial statements.

74	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.7%
United States – 36.7%
U.S. Treasury Notes 0.625%, 5/31/17-6/30/18	U.S.$	5,278	$5,264,559
0.75%, 10/31/17-2/28/18		5,284	5,282,687
0.875%, 3/31/18-5/15/19		9,948	9,961,426
1.125%, 2/28/21		2,139	2,136,359
1.375%, 6/30/18		5,353	5,408,414
1.625%, 6/30/20		636	648,408

Total Governments - Treasuries (cost $28,655,206)			28,701,853

CORPORATES - INVESTMENT GRADE – 19.9%
Financial Institutions – 13.2%
Banking – 12.8%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		384	391,455
American Express Credit Corp. 1.80%, 7/31/18		217	218,868
2.125%, 3/18/19		200	204,006
Bank of America NA 1.65%, 3/26/18		250	251,207
Bank of Montreal 1.35%, 8/28/18		315	314,828
Barclays PLC 2.00%, 3/16/18		217	217,066
BB&T Corp. 2.25%, 2/01/19		240	244,715
BNP Paribas SA 2.375%, 9/14/17-5/21/20		631	639,054
Capital One Bank USA NA 1.15%, 11/21/16		314	313,985
Citigroup, Inc. 1.277% (LIBOR 3 Month + 0.52%), 5/01/17(b)		218	218,091
1.525% (LIBOR 3 Month + 0.70%), 11/24/17(b)		223	223,580
Credit Agricole SA/London 3.00%, 10/01/17(a)		352	357,583
Credit Suisse AG/New York, NY Series G 1.375%, 5/26/17		306	306,098
Goldman Sachs Group, Inc. (The) 1.875% (LIBOR 3 Month + 1.16%), 4/23/20(b)		216	218,145
2.75%, 9/15/20		207	212,744

AB POOLING PORTFOLIOS •	75

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC USA, Inc. 1.70%, 3/05/18	U.S.$	219	$219,281
Huntington National Bank (The) 1.30%, 11/20/16		314	314,159
ING Bank NV 2.50%, 10/01/19(a)		250	255,374
JPMorgan Chase & Co. 1.18% (LIBOR 3 Month + 0.51%), 3/01/18(b)		219	218,848
KeyBank NA/Cleveland OH 1.70%, 6/01/18		346	347,796
Lloyds Bank PLC 1.75%, 3/16/18		394	394,109
Mizuho Bank Ltd. 1.09% (LIBOR 3 Month + 0.45%), 9/25/17(a)(b)		449	447,988
Morgan Stanley 1.875%, 1/05/18		223	224,153
5.95%, 12/28/17		261	276,183
Nordea Bank AB 2.375%, 4/04/19(a)		230	234,724
Royal Bank of Canada Series G 1.80%, 7/30/18		235	236,882
Societe Generale SA 2.75%, 10/12/17		327	331,274
SunTrust Bank/Atlanta GA 1.257% (LIBOR 3 Month + 0.44%), 2/15/17(b)		312	311,735
Svenska Handelsbanken AB 1.50%, 9/06/19		315	314,190
UBS AG/Stamford CT Series G 1.80%, 3/26/18		351	353,035
US Bank NA/Cincinnati OH 1.223% (LIBOR 3 Month + 0.48%), 10/28/19(b)		250	250,945
1.45%, 1/29/18		281	282,505
Wells Fargo & Co. 2.125%, 4/22/19		366	372,288
Westpac Banking Corp. 1.60%, 8/19/19		300	299,907

			10,016,801

Insurance – 0.4%
MetLife, Inc. 1.756%, 12/15/17		319	320,522

			10,337,323

76	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 6.5%
Basic – 0.9%
Dow Chemical Co. (The) 8.55%, 5/15/19	U.S.$	150	$177,031
Lubrizol Corp. 8.875%, 2/01/19		170	199,794
Monsanto Co. 0.988% (LIBOR 3 Month + 0.20%), 11/07/16(b)		314	313,843

			690,668

Capital Goods – 0.1%
Caterpillar Financial Services Corp. 7.05%, 10/01/18		80	89,405

Communications - Media – 0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		200	225,718

Communications - Telecommunications – 0.3%
America Movil SAB de CV 5.00%, 3/30/20		190	209,935

Consumer Cyclical - Automotive – 2.0%
Daimler Finance North America LLC 1.50%, 7/05/19(a)		280	278,684
1.65%, 3/02/18(a)		210	210,838
Ford Motor Credit Co. LLC 1.461%, 3/27/17		263	263,250
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		322	328,302
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		200	199,776
Volkswagen International Finance NV 1.125%, 11/18/16(a)		314	314,000

			1,594,850

Consumer Non-Cyclical – 1.0%
AbbVie, Inc. 1.75%, 11/06/17		307	308,407
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		200	202,065
Gilead Sciences, Inc. 3.05%, 12/01/16		289	290,558

			801,030

Energy – 0.8%
Enterprise Products Operating LLC Series N 6.50%, 1/31/19		150	166,929

AB POOLING PORTFOLIOS •	77

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Schlumberger Holdings Corp. 2.35%, 12/21/18(a)	U.S.$	409	$416,099

			583,028

Services – 0.4%
Visa, Inc. 2.20%, 12/14/20		328	337,718

Technology – 0.7%
Cisco Systems, Inc. 0.96% (LIBOR 3 Month + 0.28%), 3/03/17(b)		315	315,347
QUALCOMM, Inc. 1.40%, 5/18/18		221	222,174

			537,521

			5,069,873

Utility – 0.2%
Electric – 0.2%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19		198	197,894

Total Corporates - Investment Grade (cost $15,556,951)			15,605,090

ASSET-BACKED SECURITIES – 15.6%
Autos - Fixed Rate – 7.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		210	210,657
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		319	318,851
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		18	17,748
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		162	162,426
Series 2013-2A, Class A 2.97%, 2/20/20(a)		384	390,575
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		309	309,149
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		141	140,968
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		209	209,847

78	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	U.S.$	206	$206,835
Drive Auto Receivables Trust Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		5	5,223
Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		36	36,308
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)		129	128,252
Series 2015-1, Class A2 1.30%, 9/20/20(a)		202	201,120
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		278	278,787
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)		240	239,776
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		21	20,844
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		205	205,565
Series 2014-2, Class A 2.31%, 4/15/26(a)		325	331,958
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		283	283,988
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		128	127,758
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		298	298,234
Series 2015-1, Class A3 1.41%, 6/15/20		132	132,020
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		112	111,734
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		400	397,480
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		220	219,957

AB POOLING PORTFOLIOS •	79

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	U.S.$	61	$60,599
Series 2015-B, Class A3 1.40%, 11/15/18(a)		139	139,136
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		157	156,981
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		265	265,370
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		24	24,371
Series 2015-4, Class A2A 1.20%, 12/17/18		51	51,375
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		39	39,049
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		171	170,628
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		127	126,224
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		92	91,617
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		65	64,656

			6,176,066

Credit Cards - Fixed Rate – 2.6%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		183	183,274
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		194	198,804
Series 2015-4, Class A 1.72%, 8/16/21		158	158,974
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		196	197,427
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		266	270,108

80	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	U.S.$	309	$313,711
Series 2015-3, Class A 1.74%, 9/15/21		209	209,789
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		100	100,156
Series 2015-B, Class A 2.55%, 6/17/24		206	211,945
Series 2016-A, Class A 2.03%, 4/15/25		198	199,546

			2,043,734

Credit Cards - Floating Rate – 2.2%
Cabela’s Credit Card Master Note Trust Series 2013-2A, Class A2 1.158% (LIBOR 1 Month + 0.65%), 8/16/21(a)(b)		315	315,061
Series 2014-1, Class A 0.858% (LIBOR 1 Month + 0.35%), 3/16/20(b)		112	111,987
Chase Issuance Trust Series 2013-A6, Class A6 0.928% (LIBOR 1 Month + 0.42%), 7/15/20(b)		434	435,306
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.938% (LIBOR 1 Month + 0.43%), 7/15/21(b)		200	200,573
Series 2015-A1, Class A1 0.858% (LIBOR 1 Month + 0.35%), 8/17/20(b)		273	273,437
First National Master Note Trust Series 2013-2, Class A 1.038% (LIBOR 1 Month + 0.53%), 10/15/19(b)		188	188,041
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.988% (LIBOR 1 Month + 0.48%), 2/15/22(b)		174	174,123

			1,698,528

Autos - Floating Rate – 1.6%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.008% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		261	261,339

AB POOLING PORTFOLIOS •	81

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.078% (LIBOR 1 Month + 0.57%), 1/15/22(b)	U.S.$	247	$247,211
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.892% (LIBOR 1 Month + 0.38%), 7/20/19(b)		137	136,994
Series 2015-1, Class A 1.012% (LIBOR 1 Month + 0.50%), 1/20/20(b)		261	260,396
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.062% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)		69	68,770
Series 2014-1, Class A 0.912% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		128	128,325
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(a)(b)		194	193,767

			1,296,802

Other ABS - Fixed Rate – 1.2%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		10	10,236
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		466	466,512
Series 2014-B, Class A4 1.61%, 5/17/21		170	170,341
Series 2015-A, Class A4 1.85%, 4/15/21		162	162,904
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		100	99,900

			909,893

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		43	42,866
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		3	– 0	–

			42,866

Total Asset-Backed Securities (cost $12,127,964)			12,167,889

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AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.2%
Non-Agency Fixed Rate CMBS – 7.8%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	U.S.$	272	$279,381
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		182	183,335
Series 2012-CR4, Class A1 0.704%, 10/15/45		57	56,482
Series 2013-CR6, Class A1 0.719%, 3/10/46		147	146,481
Series 2013-LC6, Class A1 0.724%, 1/10/46		68	67,363
Series 2013-LC6, Class XA 1.859%, 1/10/46(e)		524	31,943
Series 2014-CR16, Class A2 3.042%, 4/10/47		316	326,008
Series 2014-CR19, Class A2 2.965%, 8/10/47		396	408,440
Series 2015-DC1, Class A2 2.87%, 2/10/48		300	310,303
Series 2015-LC21, Class A2 2.976%, 7/10/48		228	238,141
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		162	163,357
Series 2007-C4, Class A4 6.135%, 9/15/39		168	171,938
GS Mortgage Securities Corp. II Series 2015-GC30, Class A2 2.726%, 5/10/50		278	286,276
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		131	133,674
Series 2013-GC14, Class A1 1.217%, 8/10/46		69	68,857
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		61	60,986
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		386	390,655
Series 2013-C10, Class A1 0.73%, 12/15/47		58	57,916
Series 2013-C16, Class A2 3.07%, 12/15/46		323	332,130

AB POOLING PORTFOLIOS •	83

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45	U.S.$	335	$344,217
Series 2015-C28, Class A2 2.773%, 10/15/48		343	355,031
Series 2015-C29, Class A2 2.921%, 5/15/48		169	175,767
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		119	119,339
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		270	281,019
Series 2015-C23, Class A2 2.982%, 7/15/50		277	289,914
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		42	41,910
Series 2013-C5, Class A1 0.779%, 3/10/46		146	145,590
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.00%, 6/15/45		12	11,527
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		83	83,150
Series 2015-NXS1, Class A2 2.632%, 5/15/48		153	157,491
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.866%, 12/15/45(a)(e)		447	33,325
Series 2012-C6, Class XA 2.412%, 4/15/45(a)(e)		268	22,795
Series 2012-C9, Class A1 0.673%, 11/15/45		88	88,249
Series 2013-C12, Class A1 0.735%, 3/15/48		7	6,997
Series 2014-C24, Class A2 2.863%, 11/15/47		202	209,032

			6,079,019

Non-Agency Floating Rate CMBS – 1.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(f)		329	337,004
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.428% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)		304	302,667

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AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-SGP, Class A 2.208% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)	U.S.$	126	$126,465
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692%, 4/15/49(f)		178	180,588
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.557% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)		50	49,815
Starwood Retail Property Trust Series 2014-STAR, Class A 1.728% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		152	150,713

			1,147,252

Total Commercial Mortgage-Backed Securities (cost $7,301,871)			7,226,271

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.9%
Agency Floating Rate – 2.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.008% (LIBOR 1 Month + 0.50%), 6/15/39(b)		224	223,855
Series 4286, Class VF 0.958% (LIBOR 1 Month + 0.45%), 12/15/43(b)		250	250,217
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.874% (LIBOR 1 Month + 0.35%), 6/25/43(b)		239	238,566
Series 2014-49, Class AF 0.787% (LIBOR 1 Month + 0.32%), 8/25/44(b)		458	453,395
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.054% (LIBOR 1 Month + 0.56%), 12/08/20(b)		636	637,100

			1,803,133

Agency Fixed Rate – 1.7%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		260	266,682
Series 4461, Class EA 2.00%, 7/15/37		173	174,326

AB POOLING PORTFOLIOS •	85

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24	U.S.$	75	$76,640
Series 2011-39, Class DA 3.50%, 7/25/24		25	24,701
Series 2014-54, Class LA 3.00%, 2/25/44		219	222,569
Series 2015-72, Class PC 3.00%, 10/25/43		506	521,083

			1,286,001

Risk Share Floating Rate – 0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.374% (LIBOR 1 Month + 0.85%), 4/25/24(b)		28	27,822
Series 2014-HQ1, Class M1 2.174% (LIBOR 1 Month + 1.65%), 8/25/24(b)		32	31,556
Series 2015-DNA3, Class M1 1.874% (LIBOR 1 Month + 1.35%), 4/25/28(b)		180	180,560
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.474% (LIBOR 1 Month + 0.95%), 5/25/24(b)		186	186,251
Series 2014-C04, Class 2M1 2.624% (LIBOR 1 Month + 2.10%), 11/25/24(b)		62	62,625
Series 2015-C01, Class 1M1 2.024% (LIBOR 1 Month + 1.50%), 2/25/25(b)		28	28,496
Series 2015-C03, Class 1M1 2.024% (LIBOR 1 Month + 1.50%), 7/25/25(b)		57	56,686

			573,996

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.05% (H15T 1 Year + 0.47%), 2/25/42(a)(b)		210	178,783

Total Collateralized Mortgage Obligations (cost $3,883,152)			3,841,913

INFLATION-LINKED SECURITIES – 2.6%
United States – 2.6%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		879	886,892

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AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

1.125%, 1/15/21 (TIPS)	U.S.$	1,120		$1,181,121

Total Inflation-Linked Securities (cost $2,080,936)				2,068,013

MORTGAGE PASS-THROUGHS – 1.5%
Agency ARMs – 0.1%
Federal National Mortgage Association Series 2007 2.331% (LIBOR 6 Month + 1.42%), 1/01/37(b)		71		73,991

Agency Fixed Rate 15-Year – 0.2%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		78		84,024
Federal National Mortgage Association Series 2006 6.00%, 5/01/21-11/01/21		53		57,832
Series 2001
6.00%, 11/01/16		– 0	–**	39
Series 2005
6.00%, 6/01/19-5/01/20		1		1,224
Series 2007
6.00%, 2/01/22		17		18,347
Series 2002
6.00%, 12/01/17		1		638

				162,104

Agency Fixed Rate 30-Year – 1.2%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		554		630,900
Government National Mortgage Association 5.00%, 10/15/39		258		291,710

				922,610

Total Mortgage Pass-Throughs (cost $1,130,348)				1,158,705

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $312,691)		313		313,639

SHORT-TERM INVESTMENTS – 7.6%
Agency Discount Note – 1.3%
Federal Home Loan Bank Zero Coupon 1/25/17-2/24/17 (cost $987,972)		990		987,972

AB POOLING PORTFOLIOS •	87

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Governments - Treasuries – 5.3%
Japan – 5.3%
Japan Treasury Discount Bill Series 622 Zero Coupon, 10/24/16 (cost $4,066,705)	JPY	430,000	$4,157,745

Certificates of Deposit – 1.0%
Cooperatieve Rabobank Ua/ny 1.129%, 2/24/17(b) (cost $785,000)	U.S.$	785	785,000

Total Short-Term Investments (cost $5,839,677)			5,930,717

Total Investments – 98.4% (cost $76,888,796)			77,014,090
Other assets less liabilities – 1.6%			1,240,585

Net Assets – 100.0%			$78,254,675

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	116	December 2016	$25,342,546	$25,324,250	$(18,296)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	19	December 2016	2,309,073	2,303,750	5,323
U.S. T-Note 10 Yr (CBT) Futures	5	December 2016	652,101	654,609	(2,508)

					$(15,481)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	JPY	430,304	USD	4,077	10/27/16	$(91,504)

88	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00%	4.66%	$160	$(13,331)	$(10,256)	$(3,075)
Deutsche Bank AG CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	4.66	177	(14,747)	(10,935)	(3,812)

				$(28,078)	$(21,191)	$(6,887)

*	Termination date

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $8,993,715 or 11.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2016.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A
9.79%, 3/25/37	4/04/07	$3,301	$	– 0	–	0.00%

(e)	IO – Interest Only.

(f)	Variable rate coupon, rate shown as of August 31, 2016.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB POOLING PORTFOLIOS •	89

AB Short Duration Bond Portfolio—Portfolio of Investments

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 43.4%
Australia – 0.7%
Australia Government Bond Series 142 4.25%, 4/21/26(a)	AUD	753	$686,566
Series 144 3.75%, 4/21/37(a)		1,380	1,257,388

			1,943,954

Belgium – 1.1%
Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	1,179	2,107,658
Series 75 1.00%, 6/22/31(a)		574	683,860

			2,791,518

France – 1.9%
France Government Bond OAT 0.50%, 5/25/25(a)		2,169	2,519,676
2.50%, 5/25/30(a)		594	846,419
3.25%, 5/25/45(a)		831	1,455,545

			4,821,640

Germany – 2.7%
Bundesrepublik Deutschland 2.50%, 7/04/44(a) Series 00		1,725	2,976,970
5.50%, 1/04/31(a)		809	1,603,072
6.25%, 1/04/30(a)		1,159	2,382,552

			6,962,594

Italy – 4.6%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		5,969	7,003,013
3.75%, 5/01/21		973	1,262,376
4.50%, 5/01/23		623	872,007
5.50%, 11/01/22		1,962	2,849,125

			11,986,521

Japan – 6.9%
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42	JPY	81,750	1,097,069
Series 51 0.30%, 6/20/46		140,000	1,308,664
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		583,450	7,122,528
Series 143 1.60%, 3/20/33		305,750	3,636,228

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AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 150 1.40%, 9/20/34	JPY	415,650	$4,831,728

			17,996,217

Mexico – 2.7%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	19,504	1,075,591
7.75%, 11/13/42		19,834	1,242,830
8.00%, 6/11/20		63,385	3,657,157
Series M 20 10.00%, 12/05/24		16,178	1,099,796

			7,075,374

Netherlands – 0.8%
Netherlands Government Bond 0.25%, 7/15/25(a)	EUR	1,862	2,137,463

Poland – 0.5%
Poland Government Bond Series 0725 3.25%, 7/25/25	PLN	4,871	1,302,387

Russia – 0.2%
Russian Federal Bond – OFZ Series 6214 6.40%, 5/27/20	RUB	44,290	632,622

Singapore – 0.1%
Singapore Government Bond 3.375%, 9/01/33	SGD	286	246,966

South Africa – 0.1%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	6,877	379,238

Spain – 2.0%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	427	512,077
2.90%, 10/31/46(a)		760	999,261
4.20%, 1/31/37(a)		888	1,409,626
4.70%, 7/30/41(a)		1,388	2,399,413

			5,320,377

Sweden – 0.5%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	8,160	1,167,649

AB POOLING PORTFOLIOS •	91

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.1%
Turkey Government Bond 9.40%, 7/08/20	TRY	690	$234,367

United Kingdom – 5.5%
United Kingdom Gilt 1.75%, 9/07/22(a)	GBP	2,685	3,830,712
2.50%, 7/22/65(a)		865	1,737,772
3.50%, 7/22/68(a)		144	368,433
4.25%, 12/07/40(a)		329	705,643
4.50%, 12/07/42(a)		1,854	4,225,830
4.75%, 12/07/30(a)		1,723	3,432,142

			14,300,532

United States – 13.0%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	2,840	2,850,982
3.00%, 11/15/45		2,956	3,444,897
3.625%, 8/15/43		217	281,603
4.50%, 2/15/36		679	969,990
4.625%, 2/15/40		2,692	3,954,508
5.375%, 2/15/31		1,727	2,537,967
6.25%, 5/15/30		195	302,740
U.S. Treasury Notes 1.25%, 3/31/21		4,740	4,755,536
1.375%, 4/30/20-9/30/20		5,817	5,883,364
1.50%, 2/28/19		5	4,876
1.625%, 8/15/22-5/15/26		5,162	5,193,325
2.125%, 6/30/21		3,406	3,554,054

			33,733,842

Total Governments - Treasuries (cost $107,437,228)			113,033,261

CORPORATES - INVESTMENT GRADE – 25.0%
Industrial – 14.0%
Basic – 0.9%
CF Industries, Inc. 4.95%, 6/01/43		22	20,291
Glencore Funding LLC 2.125%, 4/16/18(a)		411	407,918
4.00%, 4/16/25(a)		348	342,780
4.125%, 5/30/23(a)		183	181,628
Minsur SA 6.25%, 2/07/24(a)		233	245,428
Mosaic Co. (The) 5.625%, 11/15/43		233	255,604

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AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rio Tinto Finance USA Ltd. 3.75%, 6/15/25	U.S.$	755	$800,194

			2,253,843

Capital Goods – 0.1%
Yamana Gold, Inc. 4.95%, 7/15/24		328	334,324

Communications - Media – 2.2%
21st Century Fox America, Inc. 6.55%, 3/15/33		88	113,834
CBS Corp. 3.50%, 1/15/25		690	712,369
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20(a)		320	334,857
4.908%, 7/23/25(a)		585	645,501
Cox Communications, Inc. 2.95%, 6/30/23(a)		218	215,093
Discovery Communications LLC 3.45%, 3/15/25		327	321,717
Myriad International Holdings BV 6.00%, 7/18/20(a)		517	564,709
RELX Capital, Inc. 8.625%, 1/15/19		690	795,974
S&P Global, Inc. 4.40%, 2/15/26		548	617,954
Time Warner, Inc. 3.55%, 6/01/24		453	482,326
3.60%, 7/15/25		324	347,668
7.625%, 4/15/31		124	174,668
Viacom, Inc. 4.375%, 3/15/43		347	314,317

			5,640,987

Communications - Telecommunications – 1.7%
America Movil SAB de CV 3.125%, 7/16/22		435	450,175
American Tower Corp. 5.05%, 9/01/20		899	998,407
AT&T, Inc. 3.40%, 5/15/25		731	753,214
3.95%, 1/15/25		280	300,320
4.75%, 5/15/46		215	229,792
Bell Canada, Inc. 3.25%, 6/17/20	CAD	302	242,178
3.35%, 6/18/19		150	119,403
4.70%, 9/11/23		204	178,118

AB POOLING PORTFOLIOS •	93

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

British Telecommunications PLC 9.375%, 12/15/30(b)	U.S.$	175	$284,889
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	360	301,380
Verizon Communications, Inc. 4.862%, 8/21/46	U.S.$	420	464,680

			4,322,556

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		695	707,630
General Motors Financial Co., Inc. 3.10%, 1/15/19		597	609,010
3.25%, 5/15/18		43	43,834

			1,360,474

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 1.625%, 2/22/21	EUR	560	657,852

Consumer Cyclical - Retailers – 0.3%
Kohl’s Corp. 4.25%, 7/17/25	U.S.$	96	99,606
5.55%, 7/17/45		252	250,353
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		356	376,314

			726,273

Consumer Non-Cyclical – 3.5%
AbbVie, Inc. 2.50%, 5/14/20		235	240,517
3.60%, 5/14/25		635	672,008
Actavis Funding SCS 3.00%, 3/12/20		480	495,612
3.80%, 3/15/25		427	451,161
3.85%, 6/15/24		228	242,278
Agilent Technologies, Inc. 5.00%, 7/15/20		165	183,212
Ahold Finance USA LLC 6.875%, 5/01/29		1,007	1,313,410
Baxalta, Inc. 5.25%, 6/23/45		320	375,904
Becton Dickinson and Co. 2.675%, 12/15/19		259	268,238
3.734%, 12/15/24		181	196,823
Gilead Sciences, Inc. 3.65%, 3/01/26		300	325,471
Kraft Heinz Foods Co. 2.80%, 7/02/20		479	498,261
3.50%, 7/15/22		407	434,914

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AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mylan NV 3.15%, 6/15/21(a)	U.S.$	489	$500,193
Newell Brands, Inc. 3.15%, 4/01/21		469	489,641
3.85%, 4/01/23		190	203,000
Philip Morris International, Inc. 2.125%, 5/10/23		354	354,383
Reynolds American, Inc. 4.45%, 6/12/25		639	717,228
5.85%, 8/15/45		258	335,539
Teva Pharmaceutical Finance Netherlands II BV 1.875%, 3/31/27(a)	EUR	585	686,841
Tyson Foods, Inc. 2.65%, 8/15/19	U.S.$	161	165,201

			9,149,835

Energy – 2.4%
ConocoPhillips 5.75%, 2/01/19		626	684,785
Energy Transfer Partners LP 6.70%, 7/01/18		318	340,894
7.50%, 7/01/38		345	406,097
EnLink Midstream Partners LP 4.15%, 6/01/25		804	761,883
Enterprise Products Operating LLC 4.90%, 5/15/46		324	346,675
Halliburton Co. 5.00%, 11/15/45		294	323,683
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		60	60,746
3.95%, 9/01/22		162	167,823
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		271	293,426
Noble Energy, Inc. 8.25%, 3/01/19		673	766,496
ONEOK Partners LP 3.20%, 9/15/18		229	232,972
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		565	548,531
Williams Partners LP 3.90%, 1/15/25		308	306,328
4.125%, 11/15/20		750	778,141
4.50%, 11/15/23		139	144,305

			6,162,785

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22		174	186,013

AB POOLING PORTFOLIOS •	95

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.3%
Fidelity National Information Services, Inc. 3.50%, 4/15/23	U.S.$	83	$87,390
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		29	31,000
HP, Inc. 3.75%, 12/01/20		69	73,155
4.375%, 9/15/21		59	63,639
4.65%, 12/09/21		150	163,929
KLA-Tencor Corp. 4.65%, 11/01/24		517	568,765
Motorola Solutions, Inc. 3.50%, 3/01/23		273	273,079
7.50%, 5/15/25		91	108,226
QUALCOMM, Inc. 3.00%, 5/20/22		803	845,314
Seagate HDD Cayman 4.75%, 1/01/25		404	373,837
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		485	503,198
Total System Services, Inc. 3.75%, 6/01/23		424	438,803

			3,530,335

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.75%, 12/15/16		365	369,557

Transportation - Services – 0.7%
Asciano Finance Ltd. 5.00%, 4/07/18(a)		548	567,020
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.375%, 2/01/22(a)		813	836,852
Ryder System, Inc. 5.85%, 11/01/16		304	306,273

			1,710,145

			36,404,979

Financial Institutions – 8.7%
Banking – 6.1%
Bank of America Corp. 4.20%, 8/26/24		438	464,925
4.875%, 4/01/44		670	787,077
Series L 2.60%, 1/15/19		419	428,391
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	328	450,189
Barclays PLC 3.65%, 3/16/25	U.S.$	301	299,220

96	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 4.375%, 5/12/26(a)	U.S.$	656	$678,514
BPCE SA 5.70%, 10/22/23(a)		200	218,907
Compass Bank 2.75%, 9/29/19		338	336,980
5.50%, 4/01/20		817	872,472
Cooperatieve Rabobank UA 3.95%, 11/09/22		486	510,263
4.375%, 8/04/25		550	583,973
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26(a)		250	264,255
Fifth Third Bancorp 2.30%, 3/01/19		370	376,014
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		635	672,053
Series G
7.50%, 2/15/19		934	1,063,761
ING Bank NV 3.75%, 3/07/17(a)		523	529,458
JPMorgan Chase & Co. 2.295%, 8/15/21		874	879,317
Lloyds Banking Group PLC 4.582%, 12/10/25(a)		1,033	1,060,453
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		213	216,583
Mellon Capital III 6.369%, 9/05/66	GBP	300	364,399
Morgan Stanley Series F 3.875%, 4/29/24	U.S.$	419	449,214
Series G
5.50%, 7/24/20		236	266,337
Murray Street Investment Trust I 4.647%, 3/09/17		89	90,152
Nationwide Building Society 6.25%, 2/25/20(a)		1,117	1,268,147
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		198	197,172
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(c)	GBP	203	282,507
Santander Issuances SAU 5.179%, 11/19/25	U.S.$	600	622,757
Santander UK Group Holdings PLC 2.875%, 8/05/21		650	649,254
Santander UK PLC 5.00%, 11/07/23(a)		302	316,579

AB POOLING PORTFOLIOS •	97

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 4.30%, 2/19/27(a)	U.S.$	292	$294,535
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		413	435,886

			15,929,744

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		846	846,193

Insurance – 1.6%
Aetna, Inc. 2.40%, 6/15/21		476	483,312
Five Corners Funding Trust 4.419%, 11/15/23(a)		347	374,940
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		163	184,804
Humana, Inc. 6.30%, 8/01/18		121	131,027
7.20%, 6/15/18		199	218,459
Lincoln National Corp. 8.75%, 7/01/19		259	302,945
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		267	425,325
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	200	275,653
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	242	386,750
Prudential Financial, Inc. 5.625%, 6/15/43		543	582,367
Swiss Re America Holding Corp. 7.00%, 2/15/26		423	549,128
XLIT Ltd. 5.50%, 3/31/45		173	173,897

			4,088,607

Other Finance – 0.2%
SUAM Finance BV 4.875%, 4/17/24(a)		422	444,577

REITS – 0.5%
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		186	191,657
Welltower, Inc. 4.00%, 6/01/25		949	1,016,088

			1,207,745

			22,516,866

98	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 2.3%
Electric – 1.1%
Constellation Energy Group, Inc. 5.15%, 12/01/20	U.S.$	165	$183,806
Entergy Corp. 4.00%, 7/15/22		558	600,441
Exelon Generation Co. LLC 4.25%, 6/15/22		805	862,863
RWE Finance BV Series E 6.50%, 4/20/21	GBP	476	767,054
TECO Finance, Inc. 5.15%, 3/15/20	U.S.$	299	329,212
Union Electric Co. 6.70%, 2/01/19		103	115,834

			2,859,210

Natural Gas – 1.1%
Centrica PLC 4.00%, 10/16/23(a)		610	645,594
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		495	514,600
NiSource Finance Corp. 6.80%, 1/15/19		1,127	1,258,646
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		383	417,715

			2,836,555

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	209	416,597

			6,112,362

Total Corporates – Investment Grade (cost $61,446,515)			65,034,207

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.6%
Risk Share Floating Rate – 5.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2
2.724% (LIBOR 1 Month + 2.20%), 2/25/24(d)	U.S.$	718	735,628
Series 2014-DN3, Class M2 2.924% (LIBOR 1 Month + 2.40%), 8/25/24(d)		319	321,914

AB POOLING PORTFOLIOS •	99

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-HQ1, Class M2 3.024% (LIBOR 1 Month + 2.50%), 8/25/24(d)	U.S.$	835	$848,506
Series 2014-HQ2, Class M1 1.974% (LIBOR 1 Month + 1.45%), 9/25/24(d)		540	543,000
Series 2015-DNA1, Class M2 2.374% (LIBOR 1 Month + 1.85%), 10/25/27(d)		356	360,306
Series 2015-DNA2, Class M2 3.124% (LIBOR 1 Month + 2.60%), 12/25/27(d)		883	901,304
Series 2015-DNA3, Class M2 3.374% (LIBOR 1 Month + 2.85%), 4/25/28(d)		364	377,249
Series 2015-HQ1, Class M2 2.724% (LIBOR 1 Month + 2.20%), 3/25/25(d)		495	503,680
Series 2015-HQ2, Class M1 1.624% (LIBOR 1 Month + 1.10%), 5/25/25(d)		271	271,040
Series 2015-HQA1, Class M2 3.174% (LIBOR 1 Month + 2.65%), 3/25/28(d)		754	772,422
Series 2015-HQA2, Class M2 3.324% (LIBOR 1 Month + 2.80%), 5/25/28(d)		519	534,295
Series 2016-DNA1, Class M2 3.388% (LIBOR 1 Month + 2.90%), 7/25/28(d)		279	288,194
Series 2016-DNA2, Class M2 2.724% (LIBOR 1 Month + 2.20%), 10/25/28(d)		250	254,195
Series 2016-DNA3, Class M1 1.624% (LIBOR 1 Month + 1.10%), 12/25/28(d)		425	425,432
Series 2016-HQA1, Class M2 3.274% (LIBOR 1 Month + 2.75%), 9/25/28(d)		306	315,597
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.524% (LIBOR 1 Month + 2.00%), 10/25/23(d)		149	150,451
Series 2014-C01, Class M1 2.124% (LIBOR 1 Month + 1.60%), 1/25/24(d)		443	446,267

100	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M1 2.474% (LIBOR 1 Month + 1.95%), 11/25/24(d)	U.S.$	493	$495,346
Series 2014-C04, Class 2M1 2.624% (LIBOR 1 Month + 2.10%), 11/25/24(d)		192	192,300
Series 2015-C01, Class 1M1 2.024% (LIBOR 1 Month + 1.50%), 2/25/25(d)		105	105,547
Series 2015-C02, Class 2M1 1.724% (LIBOR 1 Month + 1.20%), 5/25/25(d)		386	386,902
Series 2015-C03, Class 1M1 2.024% (LIBOR 1 Month + 1.50%), 7/25/25(d)		186	186,274
Series 2015-C03, Class 2M1 2.024% (LIBOR 1 Month + 1.50%), 7/25/25(d)		836	839,544
Series 2016-C01, Class 1M1 2.474% (LIBOR 1 Month + 1.95%), 8/25/28(d)		849	856,452
Series 2016-C01, Class 2M1 2.624% (LIBOR 1 Month + 2.10%), 8/25/28(d)		312	315,256
Series 2016-C02, Class 1M1 2.674% (LIBOR 1 Month + 2.15%), 9/25/28(d)		906	917,501
Series 2016-C03, Class 1M1 2.524% (LIBOR 1 Month + 2.00%), 10/25/28(d)		333	338,012
Series 2016-C03, Class 2M1 2.724% (LIBOR 1 Month + 2.20%), 10/25/28(d)		709	719,165
Series 2016-C04, Class 1M1 1.974% (LIBOR 1 Month + 1.45%), 1/25/29(d)		407	409,106
Series 2016-C05, Class 2M1 1.874% (LIBOR 1 Month + 1.35%), 1/25/29(d)		384	385,346

			14,196,231

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.959%, 5/25/35		226	210,511

AB POOLING PORTFOLIOS •	101

AB Global Core Bond Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.927%, 5/28/35		U.S.$	128	$111,799

Total Collateralized Mortgage Obligations (cost $14,366,103)				14,518,541

GOVERNMENTS - SOVEREIGN AGENCIES – 5.5%
Canada – 4.6%
Canada Housing Trust No. 1 3.35%, 12/15/20(a)		CAD	3,665	3,071,960
2.55%, 3/15/25(a)			3,360	2,792,459
3.80%, 6/15/21(a)			7,000	6,026,971

				11,891,390

Colombia – 0.3%
Ecopetrol SA 5.875%, 5/28/45	U.S.$		241	224,130
Oleoducto Central SA 4.00%, 5/07/21(a)			340	343,825
Ecopetrol SA 7.375%, 9/18/43			239	257,881

				825,836

France – 0.5%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)			452	452,009
1.50%, 10/07/17(a)			880	882,178

				1,334,187

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)			214	235,622

Total Governments - Sovereign Agencies (cost $15,063,937)				14,287,035

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.8%
Non-Agency Fixed Rate CMBS – 2.0%
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)			840	871,163
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.296%, 12/10/49			1,109	1,152,569

102	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46	U.S.$		1,772	$1,781,818
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)			409	400,206
Series 2013-G1, Class A2 3.557%, 4/10/31(a)			528	542,373
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.39%, 6/15/45(a)			298	303,638

				5,051,767

Non-Agency Floating Rate CMBS – 1.2%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(b)			1,266	1,298,638
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.658% (LIBOR 1 Month + 1.15%), 6/15/34(a)(d)			305	304,867
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.428% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)			874	870,167
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.557% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)			182	180,329
Starwood Retail Property Trust Series 2014-STAR, Class A 1.728% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)			563	556,613

				3,210,614

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20			1,522	1,628,231

Total Commercial Mortgage-Backed Securities (cost $10,023,346)				9,890,612

COVERED BONDS – 3.7%
AIB Mortgage Bank Series E 4.875%, 6/29/17		EUR	217	252,077

AB POOLING PORTFOLIOS •	103

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	300	$350,669
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)	U.S.$	948	951,903
Bank of Scotland PLC Series E 4.75%, 6/08/22	EUR	1,040	1,475,978
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		654	789,303
Danske Bank A/S Series E 1.25%, 6/11/21		307	365,524
DNB Boligkreditt AS Series E 3.875%, 6/16/21		581	774,039
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	1,043	1,055,542
Nationwide Building Society Series E 4.375%, 2/28/22	EUR	550	761,128
Santander UK PLC Series E 1.625%, 11/26/20(a)		615	735,830
Stadshypotek AB Series 1586 4.50%, 9/21/22	SEK	5,000	720,173
Swedbank Hypotek AB Series 189 1.00%, 12/16/20(a)		5,700	685,467
UBS AG/London Series E 1.375%, 4/16/21(a)	EUR	667	795,696

Total Covered Bonds (cost $9,779,207)			9,713,329

INFLATION-LINKED SECURITIES – 3.7%
United States – 3.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)	U.S.$	5,672	5,721,891
0.25%, 1/15/25 (TIPS)		3,885	3,921,653

Total Inflation-Linked Securities (cost $9,673,603)			9,643,544

AGENCIES – 2.9%
Agency Debentures – 2.6%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		7,199	6,830,843

104	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Agency Subordinated – 0.3%
Federal National Mortgage Association Zero Coupon, 10/09/19	U.S.$	715		$685,094

Total Agencies (cost $6,863,267)				7,515,937

MORTGAGE PASS-THROUGHS – 2.7%
Agency ARMs – 0.2%
Federal Home Loan Mortgage Corp. 2.875%, 5/01/38(b)		283		297,185
Federal National Mortgage Association Series 2003 2.685%, 12/01/33(b)		171		179,894

				477,079

Agency Fixed Rate 30-Year – 2.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35		200		226,138
Federal National Mortgage Association Series 2003 5.50%, 4/01/33		164		185,276
Series 2004 5.50%, 4/01/34-5/01/34		162		183,661
Series 2005 5.50%, 2/01/35		123		139,280
Series 2006 5.00%, 1/01/36		– 0	–**	348
3.50%, 9/15/46, TBA		1,355		1,427,884
Government National Mortgage Association 3.50%, 9/01/46, TBA		3,005		3,189,526

				5,352,113

Other Agency Fixed Rate Programs – 0.5%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	1,349		1,284,172

Total Mortgage Pass-Throughs (cost $6,963,460)				7,113,364

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Chile – 0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	849		924,780

AB POOLING PORTFOLIOS •	105

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.4%
Petroleos Mexicanos 4.50%, 1/23/26	U.S.$	974	$975,461

Peru – 0.1%
Fondo MIVIVIENDA SA 3.50%, 1/31/23(a)		200	206,750

Total Quasi-Sovereigns (cost $2,017,578)			2,106,991

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.4%
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		408	412,625
Series 2014-2A, Class C 3.869%, 10/15/49(a)		337	345,000
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables Series 2, Class SNR 2.98%, 2/16/18(a)	EUR	162	182,539

			940,164

Autos - Fixed Rate – 0.3%
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)	U.S.$	750	757,185

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.649% (LIBOR 1 Month + 1.13%), 12/25/32(d)		74	71,042

Total Asset-Backed Securities (cost $1,760,067)			1,768,391

EMERGING MARKETS - TREASURIES – 0.5%
Brazil – 0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $1,658,635)	BRL	4,230	1,292,690

106	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $660,225)	U.S.$	650	$1,049,269

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $797,119)		765	821,657

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Financial Institutions – 0.2%
Banking – 0.2%
Societe Generale SA 5.922%, 4/05/17(a)(c)		495	502,831

Industrial – 0.1%
Energy – 0.1%
Southwestern Energy Co. 4.10%, 3/15/22		269	244,790

Total Corporates - Non-Investment Grade (cost $771,022)			747,621

Total Investments – 99.3% (cost $249,281,312)			258,536,449
Other assets less liabilities – 0.7%			1,777,943

Net Assets – 100.0%			$260,314,392

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	3	September 2016	$4,404,697	$4,390,180	$(14,517)

Sold Contracts
10 Yr Canadian Bond Futures	17	December 2016	1,901,028	1,902,615	(1,587)
Euro Buxl 30 Yr Bond Futures	2	September 2016	403,679	430,519	(26,840)
Euro-Bund Futures	25	September 2016	4,559,090	4,667,601	(108,511)

AB POOLING PORTFOLIOS •	107

AB Global Core Bond Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
U.S. Long Bond (CBT) Futures	16	December 2016	$2,734,598	$2,726,000	$8,598
U.S. T-Note 5 Yr (CBT) Futures	121	December 2016	14,679,808	14,671,250	8,558
U.S. T-Note 10 Yr (CBT) Futures	124	December 2016	16,172,120	16,234,313	(62,193)

					$(196,492)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	SGD	4,165	USD	3,093	9/22/16	$35,518
Australia and New Zealand Banking Group Ltd.	AUD	8,986	USD	6,926	10/28/16	182,512
Australia and New Zealand Banking Group Ltd.	USD	4,807	AUD	6,312	10/28/16	(69,738)
Bank of America, NA	USD	653	RUB	42,499	10/13/16	(9,819)
BNP Paribas SA	CNY	34,810	USD	5,177	9/22/16	(25,168)
BNP Paribas SA	EUR	40,991	USD	45,500	10/06/16	(291,246)
BNP Paribas SA	TWD	82,768	USD	2,613	10/06/16	825
Citibank, NA	CAD	30,420	USD	23,626	9/08/16	428,484
Citibank, NA	NOK	22,279	USD	2,609	9/09/16	(64,684)
Citibank, NA	USD	877	SGD	1,176	9/22/16	(13,222)
Citibank, NA	EUR	683	USD	764	10/06/16	1,824
Credit Suisse International	USD	2,729	NOK	22,280	9/09/16	(55,036)
Credit Suisse International	SGD	1,151	USD	850	9/22/16	5,438
Credit Suisse International	JPY	231,421	GBP	1,705	9/23/16	1,459
Credit Suisse International	ZAR	22,596	USD	1,625	9/27/16	95,407
Credit Suisse International	TRY	1,796	USD	602	9/29/16	(1,295)
Credit Suisse International	USD	2,408	MXN	44,327	9/29/16	(57,041)
Goldman Sachs Bank USA	USD	5,225	CNY	34,748	9/22/16	(31,768)
Goldman Sachs Bank USA	USD	1,932	INR	131,175	9/22/16	20,487
Goldman Sachs Bank USA	GBP	14,115	USD	18,566	9/23/16	21,419
Goldman Sachs Bank USA	RUB	145,035	USD	2,240	10/13/16	43,759
Goldman Sachs Bank USA	BRL	12,725	USD	2,767	1/04/17	(1,030,617)
Goldman Sachs Bank USA	USD	2,251	BRL	8,495	1/04/17	283,900
JPMorgan Chase Bank, NA	USD	1,121	ZAR	16,625	9/27/16	4,737
JPMorgan Chase Bank, NA	MXN	107,413	USD	5,665	9/29/16	(31,746)
JPMorgan Chase Bank, NA	JPY	69,086	USD	685	10/21/16	15,527
Royal Bank of Scotland PLC	USD	1,577	RUB	102,008	10/13/16	(32,080)
Societe Generale	USD	2,234	GBP	1,710	9/23/16	13,120
Standard Chartered Bank	PLN	4,874	USD	1,225	10/07/16	(21,082)
State Street Bank & Trust Co.	USD	809	GBP	620	9/23/16	5,544
State Street Bank & Trust Co.	USD	1,013	TRY	3,056	9/29/16	14,377
State Street Bank & Trust Co.	EUR	1,153	USD	1,280	10/06/16	(7,993)
State Street Bank & Trust Co.	USD	454	EUR	402	10/06/16	(4,642)
State Street Bank & Trust Co.	USD	2,641	TWD	83,244	10/06/16	(13,757)
State Street Bank & Trust Co.	JPY	1,848,578	USD	18,301	10/21/16	395,891

						$(190,706)

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**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $78,755,703 or 30.3% of net assets.

(b)	Variable rate coupon, rate shown as of August 31, 2016.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2016.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB POOLING PORTFOLIOS •	109

AB Global Core Bond Portfolio—Portfolio of Investments

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 87.7%
United States – 87.7%
U.S. Treasury Inflation Index 0.125%, 4/15/18-1/15/23 (TIPS)	U.S.$	13,573	$13,667,131
0.125%, 4/15/20-7/15/24 (TIPS)(a)		21,162	21,344,581
0.25%, 1/15/25 (TIPS)(a)(b)		6,410	6,470,419
0.375%, 7/15/23 (TIPS)		6,155	6,314,777
0.375%, 7/15/25 (TIPS)(a)		11,462	11,727,919
0.625%, 7/15/21 (TIPS)(a)(c)		12,822	13,315,092
0.625%, 1/15/24 (TIPS)(a)		6,692	6,958,830
1.375%, 1/15/20 (TIPS)		2,504	2,638,122
2.00%, 1/15/26 (TIPS)		2,736	3,187,502
2.125%, 1/15/19 (TIPS)		4,416	4,672,692
2.375%, 1/15/27 (TIPS)		1,447	1,760,615

Total Inflation-Linked Securities (cost $91,068,867)			92,057,680

CORPORATES - INVESTMENT GRADE – 18.7%
Industrial – 12.1%
Basic – 1.4%
Barrick Gold Corp. 4.10%, 5/01/23		16	17,225
Dow Chemical Co. (The) 8.55%, 5/15/19		104	122,741
Eastman Chemical Co. 3.80%, 3/15/25		103	108,943
Glencore Funding LLC 3.125%, 4/29/19(d)		528	531,960
International Paper Co. 4.75%, 2/15/22		208	230,849
LyondellBasell Industries NV 5.75%, 4/15/24		200	239,853
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(d)		200	198,020

			1,449,591

Capital Goods – 0.1%
Yamana Gold, Inc. 4.95%, 7/15/24		131	133,526

Communications - Media – 1.5%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		260	335,534
CBS Corp. 3.50%, 1/15/25		103	106,339
5.75%, 4/15/20		266	301,049

110	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cox Communications, Inc. 2.95%, 6/30/23(d)	U.S.$	57	$56,240
Discovery Communications LLC 3.45%, 3/15/25		111	109,207
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(d)(e)		148	156,880
S&P Global, Inc. 4.40%, 2/15/26		210	236,807
Time Warner, Inc. 3.55%, 6/01/24		184	195,912
Viacom, Inc. 4.375%, 3/15/43		115	104,169

			1,602,137

Communications - Telecommunications – 1.4%
American Tower Corp. 2.80%, 6/01/20		149	152,633
5.05%, 9/01/20		222	246,548
AT&T, Inc. 3.40%, 5/15/25		281	289,539
3.80%, 3/15/22		77	82,661
4.75%, 5/15/46		85	90,848
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	25	20,929
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	137	156,474
Verizon Communications, Inc. 4.272%, 1/15/36		371	391,157

			1,430,789

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		200	203,635
5.875%, 8/02/21		200	230,095
General Motors Co. 3.50%, 10/02/18		127	130,838

			564,568

Consumer Cyclical - Retailers – 0.5%
CVS Health Corp. 3.875%, 7/20/25		73	80,474
Kohl’s Corp. 4.25%, 7/17/25		64	66,404
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		313	335,896

			482,774

AB POOLING PORTFOLIOS •	111

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 3.3%
AbbVie, Inc. 3.60%, 5/14/25	U.S.$	159	$168,267
Actavis Funding SCS 3.80%, 3/15/25		273	288,447
3.85%, 6/15/24		85	90,323
Altria Group, Inc. 2.625%, 1/14/20		314	326,223
Baxalta, Inc. 3.60%, 6/23/22		247	254,450
Becton Dickinson and Co. 3.734%, 12/15/24		136	147,889
Biogen, Inc. 3.625%, 9/15/22		149	159,490
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2	2,340
Gilead Sciences, Inc. 3.65%, 3/01/26		115	124,764
Grupo Bimbo SAB de CV 3.875%, 6/27/24(d)		208	217,635
Kraft Heinz Foods Co. 2.80%, 7/02/20		123	127,946
3.50%, 7/15/22		157	167,768
Laboratory Corp. of America Holdings 3.60%, 2/01/25		94	98,737
Medtronic, Inc. 3.50%, 3/15/25		313	339,486
Reynolds American, Inc. 4.00%, 6/12/22		217	237,811
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		200	201,078
3.15%, 10/01/26		137	137,941
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		114	125,028
Tyson Foods, Inc. 2.65%, 8/15/19		60	61,566
3.95%, 8/15/24		198	214,783

			3,491,972

Energy – 2.4%
Energy Transfer Partners LP 6.125%, 2/15/17		269	274,419
EnLink Midstream Partners LP 5.05%, 4/01/45		123	106,689
Enterprise Products Operating LLC 3.70%, 2/15/26		269	280,570
5.20%, 9/01/20		118	132,794

112	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Husky Energy, Inc. 7.25%, 12/15/19	U.S.$	26	$29,731
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		236	244,482
4.15%, 3/01/22		102	106,732
Marathon Petroleum Corp. 5.125%, 3/01/21		97	108,131
Noble Energy, Inc. 3.90%, 11/15/24		163	166,501
8.25%, 3/01/19		224	255,119
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		217	210,675
Schlumberger Holdings Corp. 3.00%, 12/21/20(d)		269	280,131
Spectra Energy Capital LLC 8.00%, 10/01/19		74	85,438
Valero Energy Corp. 6.125%, 2/01/20		164	187,384

			2,468,796

Technology – 1.0%
KLA-Tencor Corp. 4.65%, 11/01/24		216	237,627
Motorola Solutions, Inc. 7.50%, 5/15/25		242	287,810
Seagate HDD Cayman 4.75%, 1/01/25		121	111,966
Tencent Holdings Ltd. 3.375%, 5/02/19(d)		202	209,579
Total System Services, Inc. 2.375%, 6/01/18		87	87,631
Western Digital Corp. 7.375%, 4/01/23(d)		146	158,410

			1,093,023

			12,717,176

Financial Institutions – 5.3%
Banking – 4.2%
Bank of America Corp. 5.625%, 7/01/20		115	129,897
Series E 0.559% (EURIBOR 3 Month + 0.84%), 3/28/18(f)	EUR	300	334,549
Barclays Bank PLC 6.625%, 3/30/22(d)		75	102,940
Citigroup, Inc. 3.875%, 3/26/25	U.S.$	224	231,366

AB POOLING PORTFOLIOS •	113

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cooperatieve Rabobank UA 4.375%, 8/04/25	U.S.$	250	$265,442
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26(d)		250	264,255
Goldman Sachs Group, Inc. (The) 2.429% (LIBOR 3 Month + 1.60%), 11/29/23(f)		254	259,717
JPMorgan Chase & Co. 2.295%, 8/15/21		105	105,639
Lloyds Banking Group PLC 3.10%, 7/06/21		370	377,880
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(d)		280	308,972
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		260	296,289
Murray Street Investment Trust I 4.647%, 3/09/17		30	30,388
PNC Bank NA 3.80%, 7/25/23		316	341,564
Rabobank Capital Funding Trust III 5.254%, 10/21/16(d)(e)		120	119,498
Santander Bank, NA 1.597% (LIBOR 3 Month + 0.93%), 1/12/18(f)		306	304,536
Santander Issuances SAU 5.179%, 11/19/25		200	207,586
Santander UK PLC 5.00%, 11/07/23(d)		200	209,655
UBS AG/Stamford CT 7.625%, 8/17/22		250	292,900
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(d)		200	211,083

			4,394,156

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		88	94,930

Insurance – 0.7%
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		218	247,161
6.10%, 10/01/41		125	153,770
Lincoln National Corp. 8.75%, 7/01/19		90	105,270
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(d)		90	143,833
XLIT Ltd. 5.50%, 3/31/45		55	55,285

			705,319

114	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	4	$4,067
Welltower, Inc. 5.25%, 1/15/22		319	361,377

			365,444

			5,559,849

Utility – 1.3%
Electric – 0.9%
CMS Energy Corp. 5.05%, 3/15/22		110	125,002
Constellation Energy Group, Inc. 5.15%, 12/01/20		43	47,901
Entergy Corp. 4.00%, 7/15/22		214	230,277
Exelon Corp. 2.85%, 6/15/20		405	419,665
Exelon Generation Co. LLC 4.25%, 6/15/22		125	133,985

			956,830

Natural Gas – 0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(d)		342	372,999

			1,329,829

Total Corporates - Investment Grade (cost $18,492,128)			19,606,854

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.4%
Non-Agency Fixed Rate CMBS – 6.8%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		101	103,396
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		113	113,161
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(d)		319	331,166
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(d)		323	344,132
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.039%, 9/10/45(d)		163	153,481

AB POOLING PORTFOLIOS •	115

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-GC11, Class D 4.603%, 4/10/46(d)	U.S.$	147	$142,163
Series 2015-GC27, Class A5 3.137%, 2/10/48		242	254,644
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.958%, 5/15/46		304	311,079
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		146	147,301
Series 2007-GG9, Class A4 5.444%, 3/10/39		419	421,652
Series 2007-GG9, Class AM 5.475%, 3/10/39		210	212,175
Series 2013-SFS, Class A1 1.873%, 4/12/35(d)		117	116,345
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		94	94,858
Series 2007-C3, Class AM 5.889%, 6/15/39		155	155,708
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		220	242,522
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.884%, 11/10/46(d)		125	133,676
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(d)		301	306,404
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		184	187,660
Series 2012-GC6, Class D 5.835%, 1/10/45(d)		136	138,311
Series 2013-G1, Class A1 2.059%, 4/10/31(d)		219	214,272
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(d)		77	76,564
Series 2006-LDP9, Class AM 5.372%, 5/15/47		127	127,864
Series 2007-CB19, Class AM 5.882%, 2/12/49		115	116,878
Series 2007-LD12, Class AM 6.209%, 2/15/51		98	100,741

116	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-LDPX, Class A1A 5.439%, 1/15/49	U.S.$	547	$552,871
Series 2011-C5, Class D 5.508%, 8/15/46(d)		100	103,409
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		209	230,568
Series 2015-C32, Class C 4.819%, 11/15/48		186	181,240
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		100	93,115
Series 2007-C1, Class AM 5.455%, 2/15/40		102	102,281
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(d)		168	168,768
Series 2015-3, Class A2 2.729%, 4/20/48(d)		246	239,205
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		105	106,551
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		52	55,013
Series 2012-C4, Class A5 2.85%, 12/10/45		104	109,370
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.00%, 6/15/45		16	16,145
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.961%, 11/15/45(d)		111	110,042
Series 2013-C14, Class A5 3.337%, 6/15/46		291	312,558
Series 2014-C20, Class A2 3.036%, 5/15/47		200	206,934

			7,134,223

Non-Agency Floating Rate CMBS – 2.3%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(g)		466	478,117
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.658% (LIBOR 1 Month + 1.15%), 6/15/34(d)(f)		113	113,226

AB POOLING PORTFOLIOS •	117

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

H/2 Asset Funding NRE Series 2015-1A 2.10%, 6/24/49(f)(h)	U.S.$	237	$234,873
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.428% (LIBOR 1 Month + 0.92%), 6/15/29(d)(f)		326	324,570
Series 2015-SGP, Class A 2.208% (LIBOR 1 Month + 1.70%), 7/15/36(d)(f)		291	292,074
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.458% (LIBOR 1 Month + 1.87%), 8/15/26(d)(f)		100	99,555
Series 2015-XLF2, Class SNMA 2.458% (LIBOR 1 Month + 1.95%), 11/15/26(d)(f)		100	100,324
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.557% (LIBOR 1 Month + 1.05%), 4/15/32(d)(f)		68	67,499
Starwood Retail Property Trust Series 2014-STAR, Class A 1.728% (LIBOR 1 Month + 1.22%), 11/15/27(d)(f)		352	348,286
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 1.858% (LIBOR 1 Month + 1.35%), 6/15/29(d)(f)		178	178,000
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(g)		198	208,011

			2,444,535

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		332	337,334

Total Commercial Mortgage-Backed Securities (cost $10,021,472)			9,916,092

ASSET-BACKED SECURITIES – 7.0%
Autos - Fixed Rate – 3.7%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		117	117,366

118	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	U.S.$	258	$257,879
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(d)		24	24,379
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(d)		514	522,801
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(d)		247	247,119
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		260	260,223
Series 2015-2, Class A3 1.31%, 8/15/19		198	197,955
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		66	66,288
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(d)		71	70,704
Series 2014-B, Class A 1.11%, 11/15/18(d)		40	40,255
Drive Auto Receivables Trust Series 2015-DA, Class A2A 1.23%, 6/15/18(d)		7	7,271
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(d)		160	159,848
Exeter Automobile Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18(d)		1	1,242
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		106	105,842
Series 2014-2, Class A 2.31%, 4/15/26(d)		225	229,817
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		282	282,984
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(d)		120	119,418
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		105	105,162

AB POOLING PORTFOLIOS •	119

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(d)	U.S.$	147	$146,650
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(d)		140	137,066
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(d)		48	48,081
Series 2015-B, Class A3 1.40%, 11/15/18(d)		195	195,191

Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		108	107,987
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		211	211,294
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		34	34,378
Series 2015-4,Class A2A 1.20%, 12/17/18		41	40,746
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(d)		55	54,629
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(d)		63	63,229

			3,855,804

Autos - Floating Rate – 1.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.008% (LIBOR 1 Month + 0.50%), 7/15/20(d)(f)		365	365,474
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.078% (LIBOR 1 Month + 0.57%), 1/15/22(f)		234	234,200
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.892% (LIBOR 1 Month + 0.38%), 7/20/19(f)		163	162,993
Series 2015-1, Class A 1.012% (LIBOR 1 Month + 0.50%), 1/20/20(f)		211	210,512

120	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.062% (LIBOR 1 Month + 0.55%), 12/10/27(d)(f)	U.S.$	95	$95,345
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(d)(f)		213	212,744
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.862% (LIBOR 1 Month + 0.35%), 7/22/19(d)(f)		111	110,735

			1,392,003

Credit Cards - Fixed Rate – 0.8%
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A 2.22%, 1/15/22		372	377,672
Series 2016-1, Class A 2.04%, 3/15/22		100	101,320
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		133	133,207
Series 2015-B, Class A 2.55%, 6/17/24		191	196,512

			808,711

Other ABS - Fixed Rate – 0.7%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(d)		15	14,767
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		167	168,192
Dell Equipment Finance Trust Series 2015-2, Class A2A 1.42%, 12/22/17(d)		92	92,088
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(d)		100	100,001
SBA Tower Trust 3.156%, 10/15/20(d)		258	265,095
SoFi Consumer Loan Program LLC Series 2016-2A, Class A 3.09%, 10/27/25(d)		126	125,758

			765,901

Credit Cards - Floating Rate – 0.5%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.858% (LIBOR 1 Month + 0.35%), 3/16/20(f)		98	97,989

AB POOLING PORTFOLIOS •	121

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		Principal Amount (000)	U.S. $ Value

First National Master Note Trust Series 2013-2, Class A 1.038% (LIBOR 1 Month + 0.53%), 10/15/19(f)	U.S.$	265	$265,057
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.988% (LIBOR 1 Month + 0.48%), 2/15/22(f)		139	139,098

			502,144

Total Asset-Backed Securities (cost $7,291,223)			7,324,563

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.4%
Risk Share Floating Rate – 5.4%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.024% (LIBOR 1 Month + 2.50%), 7/25/25(f)(h)		58	58,303
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.774% (LIBOR 1 Month + 4.25%), 11/25/23(f)		318	331,446
Series 2014-DN3, Class M3 4.524% (LIBOR 1 Month + 4.00%), 8/25/24(f)		322	332,838
Series 2014-HQ3, Class M2 3.174% (LIBOR 1 Month + 2.65%), 10/25/24(f)		241	244,138
Series 2014-HQ3, Class M3 5.274% (LIBOR 1 Month + 4.75%), 10/25/24(f)		250	265,858
Series 2015-DN1, Class M3 4.674% (LIBOR 1 Month + 4.15%), 1/25/25(f)		250	263,762
Series 2015-DNA2, Class M2 3.124% (LIBOR 1 Month + 2.60%), 12/25/27(f)		344	351,194
Series 2015-DNA3, Class M3 5.224% (LIBOR 1 Month + 4.70%), 4/25/28(f)		250	265,701
Series 2015-HQA1, Class M2 3.174% (LIBOR 1 Month + 2.65%), 3/25/28(f)		308	315,525

122	• AB POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.724% (LIBOR 1 Month + 1.20%), 7/25/24(f)	U.S.$	53	$53,382
Series 2014-C04, Class 1M2 5.424% (LIBOR 1 Month + 4.90%), 11/25/24(f)		182	194,452
Series 2014-C04, Class 2M2 5.524% (LIBOR 1 Month + 5.00%), 11/25/24(f)		68	72,170
Series 2015-C01, Class 1M2 4.824% (LIBOR 1 Month + 4.30%), 2/25/25(f)		137	143,052
Series 2015-C01, Class 2M2 5.074% (LIBOR 1 Month + 4.55%), 2/25/25(f)		236	247,971
Series 2015-C02, Class 2M2 4.524% (LIBOR 1 Month + 4.00%), 5/25/25(f)		147	152,584
Series 2015-C03, Class 1M1 2.024% (LIBOR 1 Month + 1.50%), 7/25/25(f)		75	74,858
Series 2015-C03, Class 1M2 5.524% (LIBOR 1 Month + 5.00%), 7/25/25(f)		256	270,628
Series 2015-C03, Class 2M2 5.524% (LIBOR 1 Month + 5.00%), 7/25/25(f)		279	296,525
Series 2015-C04, Class 1M2 6.224% (LIBOR 1 Month + 5.70%), 4/25/28(f)		268	290,928
Series 2015-C04, Class 2M2 6.074% (LIBOR 1 Month + 5.55%), 4/25/28(f)		105	112,744
Series 2016-C01, Class 2M2 7.474% (LIBOR 1 Month + 6.95%), 8/25/28(f)		300	340,221
Series 2016-C03, Class 2M2 6.424% (LIBOR 1 Month + 5.90%), 10/25/28(f)		250	271,421
Series 2016-C04, Class 1M2 4.774% (LIBOR 1 Month + 4.25%), 1/25/29(f)		267	271,493
Series 2016-C05, Class 2M2 4.974% (LIBOR 1 Month + 4.45%), 1/25/29(f)		272	275,905

AB POOLING PORTFOLIOS •	123

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.274% (LIBOR 1 Month + 2.75%), 11/25/25(d)(f)	U.S.$	62	$62,210
Series 2015-WF1, Class 2M1 3.374% (LIBOR 1 Month + 2.85%), 11/25/25(f)(h)		83	83,025

Total Collateralized Mortgage Obligations (cost $5,527,282)			5,642,334

CORPORATES - NON-INVESTMENT GRADE – 2.3%
Industrial – 1.4%
Capital Goods – 0.1%
SPX FLOW, Inc. 5.625%, 8/15/24(d)		34	34,935
5.875%, 8/15/26(d)		34	35,105

			70,040

Communications - Media – 0.0%
CSC Holdings LLC 8.625%, 2/15/19		44	49,280

Communications - Telecommunications – 0.5%
CenturyLink, Inc. Series S 6.45%, 6/15/21		79	84,876
Series Y 7.50%, 4/01/24		70	75,906
Sprint Capital Corp. 6.90%, 5/01/19		355	358,550

			519,332

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		104	105,820

Consumer Non-Cyclical – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(d)		130	114,237

Energy – 0.3%
Cenovus Energy, Inc. 5.70%, 10/15/19		51	54,810
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		107	78,757

124	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 4.25%, 2/01/22	U.S.$	189	$182,858
SM Energy Co. 6.50%, 1/01/23		12	11,760

			328,185

Technology – 0.2%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		99	99,495
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(d)		109	118,086

			217,581

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(d)		90	89,100

			1,493,575

Financial Institutions – 0.7%
Banking – 0.5%
Bank of America Corp. Series Z 6.50%, 10/23/24(e)		79	86,118
Barclays Bank PLC 6.86%, 6/15/32(d)(e)		42	47,967
Intesa Sanpaolo SpA 5.017%, 6/26/24(d)		224	211,457
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(e)		200	203,750
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(d)		13	13,461

			562,753

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		160	165,000

			727,753

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(d)		120	124,500

Utility – 0.1%
Electric – 0.1%
NRG Energy, Inc. Series WI 6.25%, 5/01/24		87	86,348

Total Corporates - Non-Investment Grade (cost $2,431,191)			2,432,176

AB POOLING PORTFOLIOS •	125

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 0.6%
Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $781,608)	BRL	2,000	$611,201

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	238	240,704

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		90	83,700

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(d)		226	247,472

Total Governments - Sovereign Agencies (cost $553,411)			571,876

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(d)		200	63,750

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(i)(j)		200	13,500

Total Emerging Markets - Corporate Bonds (cost $310,320)			77,250

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $62,447)		57	63,555

Total Investments – 131.8% (cost $136,539,949)			138,303,581
Other assets less liabilities – (31.8)%			(33,384,264)

Net Assets – 100.0%			$104,919,317

126	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	11	December 2016	$1,336,938	$1,333,750	$(3,188)
U.S. Ultra Bond (CBT) Futures	9	December 2016	1,668,156	1,687,219	19,063

Sold Contracts
Euro-BOBL Futures	26	September 2016	3,836,891	3,874,338	(37,447)
U.S. T-Note 2 Yr (CBT) Futures	6	December 2016	1,310,772	1,309,875	897
U.S. T-Note 10 Yr (CBT) Futures	19	December 2016	2,477,985	2,487,516	(9,531)

					$(30,206)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	900	TWD	28,387	10/06/16	$(4,214)
Citibank, NA	EUR	763	USD	848	10/06/16	(4,249)
Goldman Sachs Bank USA	USD	476	INR	32,318	9/22/16	5,047
Goldman Sachs Bank USA	BRL	10,511	USD	2,286	1/04/17	(851,261)
Goldman Sachs Bank USA	USD	2,254	BRL	8,511	1/04/17	285,553
HSBC Bank USA	CNY	5,293	USD	787	9/22/16	(3,875)
HSBC Bank USA	SGD	1,152	USD	855	9/22/16	9,862
HSBC Bank USA	USD	794	CNY	5,284	9/22/16	(4,808)
HSBC Bank USA	USD	499	MXN	9,449	9/29/16	2,009
HSBC Bank USA	TWD	28,225	USD	891	10/06/16	(141)
JPMorgan Chase Bank, NA	CAD	712	USD	549	9/08/16	5,588
JPMorgan Chase Bank, NA	EUR	721	USD	804	10/06/16	(1,703)
JPMorgan Chase Bank, NA	JPY	52,553	USD	510	10/21/16	847
JPMorgan Chase Bank, NA	JPY	530,190	USD	5,305	10/27/16	168,529
Royal Bank of Scotland PLC	CAD	694	USD	539	9/08/16	9,930
State Street Bank & Trust Co.	CAD	1,075	USD	825	9/08/16	4,827
State Street Bank & Trust Co.	USD	413	CAD	537	9/08/16	(2,825)
State Street Bank & Trust Co.	USD	283	MXN	5,181	9/29/16	(7,701)
State Street Bank & Trust Co.	AUD	17	USD	13	10/28/16	341

						$(388,244)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.25%	$3,432	$(242,958)	$(89,499)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.56	3,901	(55,742)	(24,856)

				$(298,700)	$(114,355)

*	Termination date

AB POOLING PORTFOLIOS •	127

AB Bond Inflation Protection Portfolio—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	7,737	3/11/17	2.140%	3 Month BBSW	$(13,340)
Morgan Stanley & Co., LLC/(CME Group)		6,895	6/09/17	2.218%	3 Month BBSW	(23,111)
Morgan Stanley & Co., LLC/(CME Group)		4,739	10/30/17	1.915%	3 Month BBSW	(10,360)
Morgan Stanley & Co., LLC/(CME Group)		5,377	4/27/18	2.213%	3 Month BBSW	(39,531)
Morgan Stanley & Co., LLC/(CME Group)	NOK	62,298	5/12/18	0.954%	6 Month NIBOR	28,043
Morgan Stanley & Co., LLC/(CME Group)		20,647	5/19/18	1.007%	6 Month NIBOR	7,196
Morgan Stanley & Co., LLC/(CME Group)	NZD	13,570	7/28/18	2.050%	3 Month BKBM	(6,391)
Morgan Stanley & Co., LLC/(CME Group)		$3,433	5/06/19	3 Month LIBOR	1.751%	78,336
Morgan Stanley & Co., LLC/(CME Group)		2,388	5/18/20	3 Month LIBOR	1.663%	56,739
Morgan Stanley & Co., LLC/(CME Group)	GBP	744	6/05/20	6 Month LIBOR	1.651%	46,026
Morgan Stanley & Co., LLC/(CME Group)		$1,977	8/11/20	3 Month LIBOR	1.712%	44,095
Morgan Stanley & Co., LLC/(CME Group)		1,194	4/27/21	3 Month LIBOR	1.341%	13,171
Morgan Stanley & Co., LLC/(CME Group)		2,160	8/31/21	1.256%	3 Month LIBOR	(5,809)
Morgan Stanley & Co., LLC/(CME Group)		804	1/14/24	2.980%	3 Month LIBOR	(97,115)
Morgan Stanley & Co., LLC/(CME Group)		709	2/14/24	2.889%	3 Month LIBOR	(80,160)
Morgan Stanley & Co., LLC/(CME Group)		1,003	4/28/24	2.817%	3 Month LIBOR	(118,544)

128	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$1,451	7/02/24	2.632%	3 Month LIBOR	$(145,234)
Morgan Stanley & Co., LLC/(CME Group)		727	7/10/24	2.674%	3 Month LIBOR	(75,047)
Morgan Stanley & Co., LLC/(CME Group)	AUD	1,178	3/11/25	6 Month BBSW	2.973%	71,427
Morgan Stanley & Co., LLC/(CME Group)		$696	4/21/25	1.991%	3 Month LIBOR	(39,688)
Morgan Stanley & Co., LLC/(CME Group)	AUD	747	6/09/25	6 Month BBSW	3.384%	64,243
Morgan Stanley & Co., LLC/(CME Group)		$410	6/09/25	2.488%	3 Month LIBOR	(39,694)
Morgan Stanley & Co., LLC/(CME Group)		745	8/04/25	2.293%	3 Month LIBOR	(58,282)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,460	7/28/26	3 Month BKBM	2.473%	7,821
Morgan Stanley & Co., LLC/(CME Group)		$565	11/10/35	2.631%	3 Month LIBOR	(101,168)
Morgan Stanley & Co., LLC/(CME Group)		172	8/06/45	2.692%	3 Month LIBOR	(42,227)
Morgan Stanley Capital Services LLC/(CME Group)		898	2/21/42	2.813%	3 Month LIBOR	(224,071)
Morgan Stanley Capital Services LLC/(CME Group)		654	3/06/42	2.804%	3 Month LIBOR	(169,618)

						$(872,293)

AB POOLING PORTFOLIOS •	129

AB Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	3.88%		$99	$(3,504)	$4,513	$(8,017)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	4.44		165	(4,108)	(5,678)	1,570
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	4.44		189	(4,705)	(6,743)	2,038

Sale Contracts
Bank of America, NA
Societe Generale, 3.75%, 3/01/17, 12/20/17*	3.00	0.23	EUR	229	10,823	(732)	11,555
Credit Suisse International
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.64		$351	1,512	(2,598)	4,110
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	4.66		520	(43,324)	(33,331)	(9,993)

					$(43,306)	$(44,569)	$1,263

*	Termination date

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$413	7/15/19	1.370%	CPI	#	$(657)
Barclays Bank PLC	6,902	7/15/20	1.527%	CPI	#	(43,974)
Barclays Bank PLC	2,313	1/15/21	1.490%	CPI	#	(19,120)
JPMorgan Chase Bank, NA	2,824	1/15/20	1.795%	CPI	#	(47,681)

						$(111,432)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

130	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2016
HSBC†	0.52%	—	$3,124,696
HSBC	0.59%	10/06/16	18,669,957
JPMorgan Chase†	0.58%	—	4,239,559
JPMorgan Chase†	0.58%	—	5,154,303
JPMorgan Chase†	0.58%	—	3,229,169
JPMorgan Chase	0.64%	10/18/16	5,120,024

			$39,537,708

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2016

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days		31-90 Days	Greater than 90 Days		Total
Inflation-Linked Securities	$15,747,727	$	– 0 –	$23,789,981	$	– 0 –	$39,537,708

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $12,255,549 or 11.7% of net assets.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Floating Rate Security. Stated interest rate was in effect at August 31, 2016.

(g)	Variable rate coupon, rate shown as of August 31, 2016.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of August 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1
3.024%, 7/25/25	7/27/15	$58,158	$58,303	0.06%
H/2 Asset Funding NRE Series 2015-1A
2.17%, 6/24/49	6/19/15	237,246	234,873	0.22%
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	1/24/14	110,320	13,500	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1
3.374%, 11/25/25	9/28/15	83,001	83,025	0.08%

(i)	Defaulted.

AB POOLING PORTFOLIOS •	131

AB Bond Inflation Protection Portfolio—Portfolio of Investments

(j)	Non-income producing security.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

FHLMC – Federal Home Loan Mortgage Corporation

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

132	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Consumer Discretionary – 18.9%
Auto Components – 3.4%
Dana, Inc.	76,380	$1,101,399
Lear Corp.	8,330	968,696
Tenneco, Inc.(a)	19,790	1,104,876

		3,174,971

Diversified Consumer Services – 1.1%
Sotheby’s	25,990	1,030,504

Hotels, Restaurants & Leisure – 2.4%
Bloomin’ Brands, Inc.	66,310	1,295,697
Brinker International, Inc.	17,719	951,688

		2,247,385

Household Durables – 2.3%
CalAtlantic Group, Inc.	16,280	594,057
Meritage Homes Corp.(a)	14,490	520,191
PulteGroup, Inc.	49,200	1,051,404

		2,165,652

Internet & Direct Marketing Retail – 1.1%
Shutterfly, Inc.(a)	19,620	985,316

Media – 2.2%
Regal Entertainment Group – Class A	57,300	1,225,074
Scholastic Corp.	21,910	882,097

		2,107,171

Multiline Retail – 0.8%
Big Lots, Inc.	15,504	764,657

Specialty Retail – 4.7%
Burlington Stores, Inc.(a)	9,484	770,290
Caleres, Inc.	32,753	849,613
Children’s Place, Inc. (The)	11,297	919,576
Michaels Cos., Inc. (The)(a)	44,410	1,064,064
Office Depot, Inc.	218,540	804,227

		4,407,770

Textiles, Apparel & Luxury Goods – 0.9%
Crocs, Inc.(a)	97,460	842,054

		17,725,480

Information Technology – 18.4%
Communications Equipment – 2.4%
Finisar Corp.(a)	56,280	1,192,011
Infinera Corp.(a)	55,230	473,873
NETGEAR, Inc.(a)	10,304	587,328

		2,253,212

AB POOLING PORTFOLIOS •	133

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 5.7%
Anixter International, Inc.(a)	20,480	$1,309,491
CDW Corp./DE	30,630	1,367,629
Keysight Technologies, Inc.(a)	31,900	970,717
TTM Technologies, Inc.(a)	58,218	624,679
Vishay Intertechnology, Inc.	77,370	1,095,559

		5,368,075

IT Services – 3.6%
Amdocs Ltd.	21,750	1,307,610
Booz Allen Hamilton Holding Corp.	44,080	1,338,269
Genpact Ltd.(a)	29,720	703,175

		3,349,054

Semiconductors & Semiconductor Equipment – 4.1%
Advanced Micro Devices, Inc.(a)	79,640	589,336
Cypress Semiconductor Corp.	116,680	1,391,993
Lam Research Corp.	6,760	630,843
Qorvo, Inc.(a)	21,840	1,254,271

		3,866,443

Software – 1.2%
Verint Systems, Inc.(a)	34,250	1,168,610

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)	38,540	1,304,579

		17,309,973

Financials – 18.4%
Banks – 9.1%
Associated Banc-Corp.	49,560	983,271
Comerica, Inc.	27,530	1,301,894
Fulton Financial Corp.	64,300	929,778
Huntington Bancshares, Inc./OH	133,100	1,332,331
Synovus Financial Corp.	25,380	839,570
Texas Capital Bancshares, Inc.(a)	13,510	709,545
Webster Financial Corp.	29,637	1,144,877
Zions Bancorporation	43,300	1,324,547

		8,565,813

Consumer Finance – 1.0%
OneMain Holdings, Inc.(a)	29,240	906,732

Insurance – 7.1%
American Financial Group, Inc./OH	17,640	1,325,646
First American Financial Corp.	30,690	1,322,432
Hanover Insurance Group, Inc. (The)	12,690	992,358
Reinsurance Group of America, Inc. – Class A	12,620	1,354,379

134	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Selective Insurance Group, Inc.	18,080	$721,392
Validus Holdings Ltd.	18,690	949,265

		6,665,472

Thrifts & Mortgage Finance – 1.2%
Essent Group Ltd.(a)	43,470	1,155,433

		17,293,450

Industrials – 17.1%
Aerospace & Defense – 2.4%
B/E Aerospace, Inc.	24,750	1,251,112
Esterline Technologies Corp.(a)	13,140	1,011,123

		2,262,235

Airlines – 1.2%
SkyWest, Inc.	38,090	1,075,281

Commercial Services & Supplies – 1.2%
ABM Industries, Inc.	29,710	1,141,755

Construction & Engineering – 4.6%
AECOM(a)	38,054	1,173,205
EMCOR Group, Inc.	19,330	1,106,836
Quanta Services, Inc.(a)	48,220	1,240,701
Tutor Perini Corp.(a)	32,070	743,703

		4,264,445

Electrical Equipment – 1.9%
EnerSys	15,440	1,086,667
Regal Beloit Corp.	11,690	716,948

		1,803,615

Machinery – 2.7%
ITT, Inc.	19,960	722,153
Oshkosh Corp.	28,040	1,512,197
SPX FLOW, Inc.(a)	10,670	313,805

		2,548,155

Road & Rail – 1.7%
Ryder System, Inc.	10,620	695,822
Werner Enterprises, Inc.	39,900	920,892

		1,616,714

Trading Companies & Distributors – 1.4%
MRC Global, Inc.(a)	87,720	1,286,852

		15,999,052

Energy – 9.6%
Energy Equipment & Services – 3.8%
Helmerich & Payne, Inc.	22,380	1,353,095
Oil States International, Inc.(a)	32,920	1,021,178
RPC, Inc.(a)	75,210	1,152,969

		3,527,242

AB POOLING PORTFOLIOS •	135

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 5.8%
Gulfport Energy Corp.(a)	39,190	$1,120,834
QEP Resources, Inc.	79,310	1,514,821
SM Energy Co.	30,660	1,161,401
Southwestern Energy Co.(a)	46,240	643,198
Synergy Resources Corp.(a)	157,350	1,030,643

		5,470,897

		8,998,139

Health Care – 5.0%
Health Care Providers & Services – 3.5%
LifePoint Health, Inc.(a)	21,188	1,199,241
Molina Healthcare, Inc.(a)	22,240	1,196,734
WellCare Health Plans, Inc.(a)	8,440	951,188

		3,347,163

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	18,060	1,386,828

		4,733,991

Real Estate – 4.1%
Equity Real Estate Investment Trusts (REITs) – 4.1%
DDR Corp.	26,610	503,195
Education Realty Trust, Inc.	22,970	1,040,771
Gramercy Property Trust	155,208	1,502,413
Kite Realty Group Trust	29,220	843,874

		3,890,253

Utilities – 3.6%
Electric Utilities – 2.4%
PNM Resources, Inc.	37,640	1,196,576
Portland General Electric Co.	23,620	994,638

		2,191,214

Gas Utilities – 1.2%
Southwest Gas Corp.	16,270	1,135,971

		3,327,185

Materials – 3.3%
Chemicals – 1.8%
Huntsman Corp.	59,380	1,026,680
Ingevity Corp.(a)	13,763	610,802

		1,637,482

Containers & Packaging – 1.5%
Graphic Packaging Holding Co.	98,230	1,408,618

		3,046,100

136	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 1.0%
Food Products – 1.0%
Ingredion, Inc.	7,005	$959,405

Total Common Stocks (cost $77,926,651)		93,283,028

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(b)(c) (cost $1,234,362)	1,234,362	1,234,362

Total Investments – 100.7% (cost $79,161,013)		94,517,390
Other assets less liabilities – (0.7)%		(659,274)

Net Assets – 100.0%		$93,858,116

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	137

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Information Technology – 24.0%
Communications Equipment – 2.4%
Arista Networks, Inc.(a)	12,840	$1,023,091
CommScope Holding Co., Inc.(a)	9,600	283,872
Finisar Corp.(a)	44,030	932,556

		2,239,519

Internet Software & Services – 2.4%
CoStar Group, Inc.(a)	6,838	1,417,175
Pandora Media, Inc.(a)	57,683	807,562

		2,224,737

IT Services – 2.2%
EPAM Systems, Inc.(a)	12,220	833,526
Vantiv, Inc. – Class A(a)	22,296	1,198,187

		2,031,713

Semiconductors & Semiconductor Equipment – 4.1%
Cirrus Logic, Inc.(a)	19,580	993,685
Mellanox Technologies Ltd.(a)	18,454	809,023
Microsemi Corp.(a)	23,870	953,845
ON Semiconductor Corp.(a)	102,898	1,111,299

		3,867,852

Software – 12.9%
Aspen Technology, Inc.(a)	18,959	861,876
Atlassian Corp. PLC – Class A(a)	30,208	890,532
Cadence Design Systems, Inc.(a)	57,625	1,465,980
CyberArk Software Ltd.(a)	20,761	1,096,181
Fortinet, Inc.(a)	27,100	979,394
Guidewire Software, Inc.(a)	24,915	1,533,020
HubSpot, Inc.(a)	18,760	1,045,682
Splunk, Inc.(a)	20,680	1,204,403
Take-Two Interactive Software, Inc.(a)	31,392	1,364,610
Ultimate Software Group, Inc. (The)(a)	7,808	1,631,404

		12,073,082

		22,436,903

Consumer Discretionary – 23.6%
Diversified Consumer Services – 3.2%
Bright Horizons Family Solutions, Inc.(a)	23,531	1,603,873
Grand Canyon Education, Inc.(a)	33,276	1,381,952

		2,985,825

Hotels, Restaurants & Leisure – 8.4%
Buffalo Wild Wings, Inc.(a)	6,461	1,047,974
Dave & Buster’s Entertainment, Inc.(a)	27,505	1,277,607
Norwegian Cruise Line Holdings Ltd.(a)	5,057	181,496
Panera Bread Co. – Class A(a)	7,190	1,561,309

138	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Texas Roadhouse, Inc. – Class A	22,590	$1,000,059
Vail Resorts, Inc.	10,700	1,695,201
Wyndham Worldwide Corp.	15,863	1,122,942

		7,886,588

Household Durables – 1.5%
Tempur Sealy International, Inc.(a)	17,237	1,351,726

Internet & Direct Marketing Retail – 1.0%
Expedia, Inc.	8,673	946,398

Media – 2.4%
AMC Networks, Inc. – Class A(a)	21,450	1,165,593
IMAX Corp.(a)	36,223	1,104,439

		2,270,032

Specialty Retail – 7.1%
Five Below, Inc.(a)	30,846	1,374,498
Lithia Motors, Inc. – Class A	14,644	1,212,084
Select Comfort Corp.(a)	52,775	1,385,344
Tractor Supply Co.	13,778	1,156,663
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,322	1,315,651
Urban Outfitters, Inc.(a)	4,560	163,476

		6,607,716

		22,048,285

Industrials – 19.1%
Aerospace & Defense – 3.1%
Hexcel Corp.	34,537	1,548,985
TransDigm Group, Inc.(a)	4,664	1,330,126

		2,879,111

Air Freight & Logistics – 1.2%
Expeditors International of Washington, Inc.	22,017	1,115,161

Building Products – 2.8%
AO Smith Corp.	9,790	944,539
Lennox International, Inc.	10,280	1,655,800

		2,600,339

Electrical Equipment – 0.9%
AMETEK, Inc.	18,148	884,715

Industrial Conglomerates – 1.5%
Carlisle Cos., Inc.	13,327	1,397,469

Machinery – 6.2%
IDEX Corp.	17,839	1,666,876
Lincoln Electric Holdings, Inc.	18,391	1,168,932
Middleby Corp. (The)(a)	13,270	1,700,550
Nordson Corp.	12,790	1,262,757

		5,799,115

AB POOLING PORTFOLIOS •	139

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 0.8%
Kirby Corp.(a)	14,593	$760,295

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	16,954	1,152,702

Trading Companies & Distributors – 1.4%
Watsco, Inc.	8,810	1,302,647

		17,891,554

Health Care – 18.3%
Biotechnology – 3.7%
Alder Biopharmaceuticals, Inc.(a)	14,235	469,328
DBV Technologies SA (Sponsored ADR)(a)	9,866	341,166
Neurocrine Biosciences, Inc.(a)	11,730	568,436
Prothena Corp. PLC(a)	8,580	428,828
Sage Therapeutics, Inc.(a)	9,725	361,478
TESARO, Inc.(a)	8,592	727,657
Ultragenyx Pharmaceutical, Inc.(a)	8,130	535,930

		3,432,823

Health Care Equipment & Supplies – 7.0%
Align Technology, Inc.(a)	19,355	1,798,080
DENTSPLY SIRONA, Inc.	17,851	1,097,122
DexCom, Inc.(a)	15,684	1,428,656
Nevro Corp.(a)	16,132	1,523,345
Penumbra, Inc.(a)	10,640	750,758

		6,597,961

Health Care Providers & Services – 4.4%
Acadia Healthcare Co., Inc.(a)	23,091	1,182,028
Amsurg Corp.(a)	17,616	1,143,631
Diplomat Pharmacy, Inc.(a)	23,471	734,408
Premier, Inc. – Class A(a)	34,936	1,105,724

		4,165,791

Life Sciences Tools & Services – 1.1%
ICON PLC(a)	12,878	988,901

Pharmaceuticals – 2.1%
Akorn, Inc.(a)	44,395	1,195,113
GW Pharmaceuticals PLC (ADR)(a)	3,916	320,133
Medicines Co. (The)(a)	11,209	439,057

		1,954,303

		17,139,779

Financials – 7.3%
Banks – 4.1%
First Republic Bank/CA	17,975	1,383,356
Signature Bank/New York NY(a)	8,706	1,062,219
SVB Financial Group(a)	12,206	1,355,598

		3,801,173

140	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 3.2%
Affiliated Managers Group, Inc.(a)	7,115	$1,010,686
Lazard Ltd. – Class A	31,252	1,157,262
Stifel Financial Corp.(a)	21,969	864,480

		3,032,428

		6,833,601

Materials – 2.8%
Chemicals – 1.5%
PolyOne Corp.	41,175	1,419,302

Construction Materials – 1.3%
Martin Marietta Materials, Inc.	6,815	1,247,350

		2,666,652

Energy – 2.3%
Energy Equipment & Services – 0.7%
Oceaneering International, Inc.	24,210	642,049

Oil, Gas & Consumable Fuels – 1.6%
Concho Resources, Inc.(a)	5,674	733,081
PDC Energy, Inc.(a)	11,210	744,344

		1,477,425

		2,119,474

Consumer Staples – 1.2%
Food Products – 1.2%
AdvancePierre Foods Holdings, Inc.	30,892	781,877
Blue Buffalo Pet Products, Inc.(a)	14,197	365,999

		1,147,876

Total Common Stocks (cost $73,414,766)		92,284,124

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(b)(c) (cost $350,662)	350,662	350,662

Total Investments – 99.0% (cost $73,765,428)		92,634,786
Other assets less liabilities – 1.0%		981,232

Net Assets – 100.0%		$93,616,018

AB POOLING PORTFOLIOS •	141

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

142	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

AB MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 51.4%
Energy – 22.7%
Integrated Oil & Gas – 13.8%
BP PLC	1,381,811	$7,767,958
Chevron Corp.	102,729	10,332,483
China Petroleum & Chemical Corp. – Class H	4,652,000	3,325,004
Eni SpA	179,950	2,716,545
Exxon Mobil Corp.	326,065	28,413,304
Galp Energia SGPS SA	189,670	2,762,110
LUKOIL PJSC (Sponsored ADR)	108,380	4,849,070
Petroleo Brasileiro SA (Preference Shares)(a)	698,600	2,779,949
Petroleo Brasileiro SA (Sponsored ADR)(a)	8,988	71,005
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	695,423	17,052,556
Royal Dutch Shell PLC – Class A	34,003	831,024
Royal Dutch Shell PLC – Class B	822,474	20,937,669
Statoil ASA	1,439	22,575
TOTAL SA	526,489	25,153,740
YPF SA (Sponsored ADR)	184,920	3,141,791

		130,156,783

Oil & Gas Drilling – 0.3%
Helmerich & Payne, Inc.(b)	41,550	2,512,113

Oil & Gas Equipment & Services – 0.9%
Aker Solutions ASA(a)(c)	380,980	1,681,270
Petrofac Ltd.	263,370	2,875,133
RPC, Inc.(a)(b)	70,350	1,078,466
Tenaris SA	192,850	2,653,654

		8,288,523

Oil & Gas Exploration & Production – 6.7%
Anadarko Petroleum Corp.	118,486	6,335,447
Canadian Natural Resources Ltd.	206,807	6,423,097
CNOOC Ltd.	4,061,800	4,900,245
Concho Resources, Inc.(a)	10,310	1,332,052
ConocoPhillips	59,616	2,447,237
Det Norske Oljeselskap ASA(a)(b)	209,144	2,839,806
EOG Resources, Inc.	132,758	11,747,755
Gran Tierra Energy, Inc.(a)	469,760	1,318,222
Hess Corp.	170,856	9,277,480
Inpex Corp.	241,800	2,095,839
Murphy Oil Corp.(b)	117,660	3,143,875
Occidental Petroleum Corp.	106,157	8,158,165
Pioneer Natural Resources Co.	1,339	239,748
SM Energy Co.	37,410	1,417,091
Southwestern Energy Co.(a)	142,660	1,984,401
Woodside Petroleum Ltd.	6,289	134,734

		63,795,194

AB POOLING PORTFOLIOS •	143

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Refining & Marketing – 1.0%
Cosan SA Industria e Comercio	125,700	$1,464,398
HollyFrontier Corp.	48,850	1,264,238
JX Holdings, Inc.	1,099,200	4,105,086
Tupras Turkiye Petrol Rafinerileri AS	137,200	2,686,208

		9,519,930

		214,272,543

Materials – 7.5%
Commodity Chemicals – 0.3%
LyondellBasell Industries NV – Class A	35,660	2,813,217

Diversified Chemicals – 0.3%
Arkema SA	30,686	2,745,665

Diversified Metals & Mining – 2.6%
Antofagasta PLC(b)	387,880	2,521,311
Boliden AB	120,670	2,553,252
First Quantum Minerals Ltd.	295,970	2,243,360
Glencore PLC(a)	2,917,720	6,676,475
Korea Zinc Co., Ltd.	5,740	2,458,508
Lundin Mining Corp.(a)(b)	312,060	1,180,279
Orocobre Ltd.(a)	200,650	578,836
Rio Tinto PLC	98,020	2,950,665
South32 Ltd.(a)	1,348,300	1,942,804
Syrah Resources Ltd.(a)	397,180	1,267,207

		24,372,697

Fertilizers & Agricultural Chemicals – 1.6%
Agrium, Inc. (Toronto)	9,913	955,167
Monsanto Co.	62,494	6,655,611
Potash Corp. of Saskatchewan, Inc.	64,661	1,171,531
Syngenta AG (REG)	7,205	3,145,514
UPL Ltd.	289,070	2,751,187

		14,679,010

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	5,818	195,871

Gold – 1.3%
Agnico Eagle Mines Ltd.	46,563	2,360,106
Barrick Gold Corp.	43,620	741,976
Barrick Gold Corp. (Toronto)(b)	68,021	1,156,160
Franco-Nevada Corp.	10,207	713,182
Goldcorp, Inc.	237,881	3,620,638
Newcrest Mining Ltd.(a)	44,762	737,797
Newmont Mining Corp.	30,899	1,181,578
Randgold Resources Ltd.	21,338	2,000,532
Real Gold Mining Ltd.(a)(d)(e)	686,500	– 0	–^

		12,511,969

144	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Paper Products – 0.2%
Mondi PLC	29,840	$607,193
Oji Holdings Corp.	60,000	241,346
Stora Enso Oyj – Class R	43,322	382,361
UPM-Kymmene Oyj	41,601	836,179

		2,067,079

Precious Metals & Minerals – 0.3%
Fresnillo PLC	12,910	272,464
Industrias Penoles SAB de CV	49,390	1,142,082
Silver Wheaton Corp.	71,082	1,801,712

		3,216,258

Specialty Chemicals – 0.1%
Johnson Matthey PLC	31,615	1,386,059

Steel – 0.8%
Fortescue Metals Group Ltd.(b)	748,140	2,753,144
Novolipetsk Steel PJSC (GDR)(c)	140,150	1,955,215
Severstal PJSC (GDR)(c)	109,490	1,289,017
voestalpine AG	37,600	1,246,153

		7,243,529

		71,231,354

Equity: Other – 6.5%
Diversified/Specialty – 5.2%
Alexandria Real Estate Equities, Inc.	19,549	2,152,149
Armada Hoffler Properties, Inc.	104,960	1,446,349
Ayala Land, Inc.	1,483,182	1,223,664
Bumi Serpong Damai Tbk PT	1,137,500	183,862
Buzzi Unicem SpA(b)	44,360	943,908
CBRE Group, Inc. – Class A(a)	36,790	1,099,653
Central Pattana PCL	199,100	346,544
Cheung Kong Property Holdings Ltd.	616,500	4,321,942
China Evergrande Group(b)	785,750	541,195
Ciputra Development Tbk PT	1,334,345	155,094
Dalian Wanda Commercial Properties Co., Ltd. – Class H(c)	99,700	675,827
East Japan Railway Co.	10,500	901,696
Fibra Uno Administracion SA de CV	343,582	664,998
Four Corners Property Trust, Inc.	50,640	1,048,754
Fukuoka REIT Corp.(b)	444	798,861
Globe Trade Centre SA(a)	49,357	90,926
Goldin Properties Holdings Ltd.(a)	188,000	179,936
GPT Group (The)	420,987	1,683,903
Growthpoint Properties Ltd.(b)	369,473	639,729
Hung Poo Real Estate Development Corp.	32,000	27,801
ICADE	18,590	1,437,306
IMMOFINANZ AG(a)(b)	509,520	1,164,611

AB POOLING PORTFOLIOS •	145

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

IOI Properties Group Bhd	285,300	$177,279
Kaisa Group Holdings Ltd.(a)(b)(d)(e)	1,057,000	192,119
Kennedy Wilson Europe Real Estate PLC	138,839	1,756,324
KLCCP Stapled Group	66,800	125,904
LendLease Group	160,310	1,661,191
Lippo Karawaci Tbk PT	2,802,100	232,022
Longfor Properties Co., Ltd.	214,450	344,774
Mah Sing Group Bhd	230,675	90,377
Mapletree Commercial Trust	548,600	628,145
Mapletree Greater China Commercial Trust(c)	276,700	223,231
Merlin Properties Socimi SA	169,859	1,975,286
Mitsubishi Estate Co., Ltd.	50,000	947,253
Mitsui Fudosan Co., Ltd.	136,000	2,936,743
New World Development Co., Ltd.	1,733,164	2,167,298
Oberoi Realty Ltd.	12,672	56,900
Pakuwon Jati Tbk PT	3,433,500	153,677
Premier Investment Corp.	805	1,091,991
Pruksa Real Estate PCL	97,900	72,120
Quality Houses PCL	632,083	49,668
Redefine Properties Ltd.	593,475	445,730
Resilient REIT Ltd.	28,524	229,071
SA Corporate Real Estate Fund Nominees Pty Ltd.	779,668	276,824
Sino Land Co., Ltd.	846,000	1,445,892
SM Prime Holdings, Inc.	1,145,350	732,899
SP Setia Bhd Group	132,650	114,153
Spirit Realty Capital, Inc.	29,350	388,888
STORE Capital Corp.	76,130	2,255,732
Sumitomo Realty & Development Co., Ltd.	55,000	1,454,653
Summarecon Agung Tbk PT	1,597,900	210,271
Sun Hung Kai Properties Ltd.	93,663	1,315,803
Sunac China Holdings Ltd.	259,400	179,616
Supalai PCL	91,000	63,356
TLG Immobilien AG	24,050	543,754
UOL Group Ltd.	364,448	1,484,965
WHA Corp. PCL(a)	498,630	51,857
Wharf Holdings Ltd. (The)	206,000	1,451,791

		49,256,265

Health Care – 0.9%
Assura PLC	699,230	537,143
Care Capital Properties, Inc.	55,040	1,650,650
HCP, Inc.	15,250	599,782
LTC Properties, Inc.	21,680	1,125,626
Ventas, Inc.	56,990	4,141,463
Welltower, Inc.	5,110	392,193

		8,446,857

146	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 0.4%
National Retail Properties, Inc.	61,402	$3,076,240
Realty Income Corp.	3,660	240,572

		3,316,812

		61,019,934

Residential – 4.6%
Multi-Family – 3.4%
Apartment Investment & Management Co. – Class A	43,790	1,978,432
AvalonBay Communities, Inc.	28,422	4,974,134
China Overseas Land & Investment Ltd.	1,634,650	5,383,857
China Resources Land Ltd.	992,966	2,786,445
China Vanke Co., Ltd. – Class H	192,700	492,863
CIFI Holdings Group Co., Ltd.	1,972,000	616,357
Corp. GEO SAB de CV Series B(a)(b)	1,085	473
Country Garden Holdings Co., Ltd.	1,062,000	538,232
Cyrela Brazil Realty SA Empreendimentos e Participacoes	39,920	130,668
Desarrolladora Homex SAB de CV(a)	130	15
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,182,312	1,163,150
Independence Realty Trust, Inc.	95,010	897,845
Japan Rental Housing Investments, Inc.	1,067	846,557
Kenedix Residential Investment Corp.	321	885,495
Killam Apartment Real Estate Investment Trust	100,240	945,531
Land & Houses PCL	518,900	142,232
Mid-America Apartment Communities, Inc.	22,180	2,084,698
Mirvac Group	961,950	1,674,235
MRV Engenharia e Participacoes SA	40,800	155,407
Shenzhen Investment Ltd.	424,000	202,749
Shimao Property Holdings Ltd.	182,500	253,288
Sino-Ocean Group Holding Ltd.	529,850	245,313
Sun Communities, Inc.	31,901	2,441,065
UNITE Group PLC (The)	191,872	1,579,046
Urbi Desarrollos Urbanos SAB de CV(a)(d)(e)	52,560	– 0	–
Vonovia SE	51,059	1,983,838

		32,401,925

Self Storage – 0.8%
Big Yellow Group PLC	113,160	1,125,330
Extra Space Storage, Inc.	36,823	2,966,092
National Storage Affiliates Trust	139,590	2,835,073
Public Storage	4,470	1,001,012

		7,927,507

Single Family – 0.2%
Colony Starwood Homes(b)	46,494	1,441,314

AB POOLING PORTFOLIOS •	147

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Student Housing – 0.2%
Education Realty Trust, Inc.	46,650	$2,113,712

		43,884,458

Retail – 3.8%
Regional Mall – 1.4%
BR Malls Participacoes SA(a)	61,683	235,714
General Growth Properties, Inc.	23,160	674,883
Multiplan Empreendimentos Imobiliarios SA	10,950	197,725
Simon Property Group, Inc.	46,871	10,099,294
Taubman Centers, Inc.	29,720	2,308,353

		13,515,969

Shopping Center/Other Retail – 2.4%
Aeon Mall Co., Ltd.	66,700	940,161
Brixmor Property Group, Inc.	9,940	283,886
Capitaland Malaysia Mall Trust	161,300	62,341
Federal Realty Investment Trust	19,490	3,098,910
Fibra Shop Portafolios Inmobiliarios SAPI de CV	1,125,934	1,005,798
Frontier Real Estate Investment Corp.	203	992,805
Hyprop Investments Ltd.	71,496	625,826
IGB Real Estate Investment Trust	243,900	102,239
Kite Realty Group Trust	85,820	2,478,482
Klepierre	44,004	2,066,558
Link REIT	382,878	2,781,194
Mercialys SA	64,750	1,507,929
Parque Arauco SA	303,320	688,012
Ramco-Gershenson Properties Trust	100,704	1,956,679
Retail Opportunity Investments Corp.	52,094	1,162,217
Scentre Group	628,406	2,344,382

		22,097,419

		35,613,388

Office – 2.8%
Office – 2.8%
Allied Properties Real Estate Investment Trust	42,015	1,179,970
alstria office REIT-AG(a)	178,595	2,490,681
Ascendas India Trust	101,700	80,616
Boston Properties, Inc.	29,239	4,097,261
Brandywine Realty Trust	151,900	2,450,147
CA Immobilien Anlagen AG(a)	55,178	1,047,239
CapitaLand Commercial Trust	1,562,900	1,770,749
Daiwa Office Investment Corp.	151	903,790
Dream Office Real Estate Investment Trust	78,665	963,367
Empire State Realty Trust, Inc. – Class A	95,780	2,056,397
Equity Commonwealth(a)	45,190	1,413,995
Highwoods Properties, Inc.	34,620	1,836,245

148	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Inmobiliaria Colonial SA	231,394	$1,716,202
Investa Office Fund	329,860	1,129,142
Kenedix Office Investment Corp. – Class A	203	1,224,813
MCUBS MidCity Investment Corp.(b)	228	768,236
Workspace Group PLC	176,730	1,593,126

		26,721,976

Industrials – 1.8%
Industrial Warehouse Distribution – 1.1%
DCT Industrial Trust, Inc.	29,000	1,412,590
Global Logistic Properties Ltd.	455,500	605,647
GLP J-Reit(b)	709	879,566
Granite Real Estate Investment Trust	29,559	944,410
Macquarie Mexico Real Estate Management SA de CV(a)	679,919	880,690
Pure Industrial Real Estate Trust	216,040	906,070
Rexford Industrial Realty, Inc.	110,990	2,478,407
Segro PLC	235,640	1,402,636
Warehouses De Pauw CVA	8,868	869,009

		10,379,025

Mixed Office Industrial – 0.7%
Axiare Patrimonio SOCIMI SA	77,720	1,001,436
BR Properties SA	28,120	73,583
Goodman Group	322,028	1,833,628
Gramercy Property Trust	232,071	2,246,447
Kungsleden AB	144,172	1,115,371

		6,270,465

		16,649,490

Food Beverage & Tobacco – 0.7%
Agricultural Products – 0.6%
Archer-Daniels-Midland Co.	100,415	4,394,160
Bunge Ltd.	10,868	694,465
Wilmar International Ltd.	143,800	324,238

		5,412,863

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	18,080	1,366,306

		6,779,169

Lodging – 0.4%
Lodging – 0.4%
Chesapeake Lodging Trust	22,850	582,218
Pebblebrook Hotel Trust	36,610	1,099,764
Summit Hotel Properties, Inc.	72,779	1,040,740
Wyndham Worldwide Corp.	11,750	831,783

		3,554,505

AB POOLING PORTFOLIOS •	149

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares		U.S. $ Value

Real Estate – 0.3%
Developers – 0.1%
Transurban Group		99,530	$856,257

Diversified Real Estate Activities – 0.2%
MMC Norilsk Nickel PJSC (ADR)		130,570	1,962,202

			2,818,459

Mortgage – 0.3%
Mortgage – 0.3%
Blackstone Mortgage Trust, Inc. – Class A		31,160	929,191
Concentradora Hipotecaria SAPI de CV		631,910	900,490
First American Financial Corp.		22,290	960,476

			2,790,157

Financial: Other – 0.0%
Financial: Other – 0.0%
DLF Ltd.		62,375	143,826

Total Common Stocks (cost $473,152,267)			485,479,259

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 29.7%
United States – 23.6%
U.S. Treasury Inflation Index 0.125%, 4/15/17-4/15/18 (TIPS)		$97,799	97,667,536
1.625%, 1/15/18 (TIPS)		46,915	48,135,295
2.375%, 1/15/17 (TIPS)(f)		60,083	60,465,509
2.625%, 7/15/17 (TIPS)(f)		16,710	17,179,119

			223,447,459

Japan – 6.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	5,625,040	57,465,493

Total Inflation-Linked Securities (cost $282,701,609)			280,912,952

	Shares
INVESTMENT COMPANIES – 17.1%
Funds and Investment Trusts – 17.1%
BB Progressivo II FII		11,814	449,446
iShares MSCI Global Metals & Mining Producers ETF		461,924	4,984,160

150	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kinea Renda Imobiliaria FII	10,767	$450,125
SPDR S&P Dividend ETF(b)	280,390	24,018,207
SPDR S&P Oil & Gas Exploration & Production ETF(b)	129,690	4,771,295
VanEck Vectors Gold Miners ETF(b)	484,552	12,331,848
VanEck Vectors Oil Services ETF	167,600	4,630,788
Vanguard Dividend Appreciation ETF(b)	169,060	14,397,150
Vanguard Global ex-U.S. Real Estate ETF(b)	701,545	39,237,412
Vanguard REIT ETF	632,180	56,245,055

Total Investment Companies (cost $162,182,944)		161,515,486

	Contracts
OPTIONS PURCHASED - CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2016, Exercise Price: $ 222.00(a)(g) (premiums paid $151,480)	4,450	66,750

OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares Silver Trust Expiration: Sep 2016, Exercise Price: $ 16.50(a)(g) (premiums paid $25,613)	3,638	9,095

	Shares
SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(h)(i) (cost $24,001,262)	24,001,262	24,001,262

Total Investments Before Security Lending Collateral for Securities Loaned – 100.7% (cost $942,215,175)		951,984,804

AB POOLING PORTFOLIOS •	151

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(h)(i) (cost $41,295,503)	41,295,503	$41,295,503

Total Investments – 105.1% (cost $983,510,678)		993,280,307
Other assets less liabilities – (5.1)%		(48,289,520)

Net Assets – 100.0%		$944,990,787

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canoala (WCE) Futures	902	November 2016	$6,431,329	$6,303,133	$(128,196)
Coffee ‘C’ Futures	92	December 2016	4,925,585	5,073,225	147,640
Copper Futures	135	December 2016	7,295,615	7,011,563	(284,052)
Gold 100 OZ Futures	168	December 2016	22,631,140	22,031,519	(599,621)
Live Cattle Futures	144	October 2016	6,353,333	6,138,720	(214,613)
LME Nickel Futures	64	September 2016	3,932,782	3,733,056	(199,726)
LME Primary Aluminum Futures	19	September 2016	785,754	760,356	(25,398)
Platinum Futures	87	October 2016	5,064,776	4,582,725	(482,051)
Silver Futures	83	December 2016	7,879,642	7,763,405	(116,237)
WTI Crude Futures	204	May 2017	9,897,471	9,902,160	4,689
WTI Crude Futures	198	November 2017	9,451,820	9,858,420	406,600

Sold Contracts
10 Yr Mini Japan Government Bond Futures	72	September 2016	10,544,057	10,537,824	6,233
Cocoa Futures	158	December 2016	4,895,662	4,578,840	316,822
Coff Robusta Futures	270	November 2016	4,904,184	4,935,600	(31,416)
Lean Hogs Futures	68	December 2016	1,551,673	1,564,680	(13,007)
LME Nickel Futures	26	September 2016	1,589,834	1,516,554	73,280
LME Primary Aluminum Futures	173	September 2016	7,044,308	6,923,244	121,064
Mini MSCI EAFE Futures	15	September 2016	1,246,727	1,265,700	(18,973)
Mini MSCI Emerging Market Futures	90	September 2016	3,873,719	3,995,550	(121,831)
Natural Gas Futures	58	September 2016	1,569,148	1,674,460	(105,312)

152	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Futures	222	September 2016	$23,882,370	$24,081,450	$(199,080)
S&P TSX 60 Index Futures	9	September 2016	1,142,945	1,166,829	(23,884)
Soybean Futures	131	November 2016	6,405,834	6,176,650	229,184
Soybean Meal Futures	103	December 2016	3,160,138	3,159,010	1,128

					$(1,256,757)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	807,569	USD	12,466	9/20/16	$168,083
Bank of America, NA	RUB	182,959	USD	2,767	12/15/16	34,615
Bank of America, NA	USD	9,437	RUB	622,494	12/15/16	(142,035)
Barclays Bank PLC	EUR	662	USD	734	9/20/16	(4,541)
Barclays Bank PLC	RUB	388,885	USD	5,803	9/20/16	(118,858)
Barclays Bank PLC	USD	3,724	IDR	51,766,770	9/20/16	162,598
Barclays Bank PLC	USD	2,868	NOK	24,626	9/20/16	87,104
Barclays Bank PLC	USD	607	TWD	19,578	9/20/16	10,192
Barclays Bank PLC	JPY	1,251,834	USD	12,512	10/05/16	395,143
Barclays Bank PLC	GBP	3,178	USD	4,127	12/15/16	(55,294)
Barclays Bank PLC	USD	571	AUD	745	12/15/16	(11,985)
BNP Paribas SA	AUD	3,868	USD	2,843	9/20/16	(63,117)
BNP Paribas SA	MXN	102,477	USD	5,444	9/20/16	3,925
BNP Paribas SA	USD	1,968	ARS	30,321	9/20/16	41,108
BNP Paribas SA	ARS	19,554	USD	1,262	10/05/16	(21,600)
BNP Paribas SA	USD	3,238	ARS	51,066	10/05/16	113,878
BNP Paribas SA	AUD	13,050	USD	9,786	12/15/16	1,966
Brown Brothers Harriman & Co.	EUR	1,789	USD	2,000	9/20/16	2,812
Brown Brothers Harriman & Co.	USD	8,509	AUD	11,086	9/20/16	(181,347)
Citibank, NA	EUR	9,207	USD	10,207	9/20/16	(71,111)
Citibank, NA	RUB	251,819	USD	3,865	9/20/16	30,546
Citibank, NA	USD	5,043	GBP	3,821	9/20/16	(22,939)
Citibank, NA	USD	9,752	JPY	1,040,957	9/20/16	316,198
Citibank, NA	USD	11,715	RUB	777,712	9/20/16	128,259
Citibank, NA	RUB	622,402	USD	9,324	12/15/16	30,337
Citibank, NA	USD	3,054	RUB	203,421	12/15/16	(16,779)
Credit Suisse International	CHF	984	USD	1,004	9/20/16	2,798
Credit Suisse International	EUR	20,335	USD	22,377	9/20/16	(322,619)
Credit Suisse International	NOK	48,587	USD	5,823	9/20/16	(8,477)
Credit Suisse International	TRY	4,728	USD	1,551	9/20/16	(41,114)
Credit Suisse International	NOK	34,833	USD	4,175	12/15/16	(6,183)
Deutsche Bank AG	USD	9,469	JPY	944,962	12/15/16	(294,723)
Goldman Sachs Bank USA	BRL	545	USD	162	9/02/16	(6,686)
Goldman Sachs Bank USA	USD	168	BRL	545	9/02/16	578
Goldman Sachs Bank USA	BRL	2,916	USD	863	9/20/16	(35,318)
Goldman Sachs Bank USA	CNY	36,733	USD	5,539	9/20/16	48,750
Goldman Sachs Bank USA	IDR	28,299,899	USD	2,135	9/20/16	10,183
Goldman Sachs Bank USA	INR	119,332	USD	1,756	9/20/16	(20,729)
Goldman Sachs Bank USA	JPY	964,485	USD	9,145	9/20/16	(184,279)

AB POOLING PORTFOLIOS •	153

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	4,376	BRL	14,839	9/20/16	$195,496
Goldman Sachs Bank USA	USD	2,879	CNY	19,356	9/20/16	13,817
Goldman Sachs Bank USA	USD	9,306	JPY	966,569	9/20/16	42,752
Goldman Sachs Bank USA	JPY	838,978	USD	8,335	12/15/16	188,837
HSBC Bank USA	CAD	6,541	USD	4,948	9/20/16	(40,516)
HSBC Bank USA	GBP	4,935	USD	6,957	9/20/16	473,526
HSBC Bank USA	HKD	6,203	USD	800	9/20/16	598
HSBC Bank USA	NOK	15,302	USD	1,793	9/20/16	(42,927)
HSBC Bank USA	SGD	1,111	USD	826	9/20/16	10,141
HSBC Bank USA	USD	8,309	GBP	6,447	9/20/16	160,360
HSBC Bank USA	USD	5,141	JPY	523,597	9/20/16	(76,598)
HSBC Bank USA	USD	2,934	ZAR	44,471	9/20/16	80,099
HSBC Bank USA	JPY	1,155,700	USD	11,460	10/05/16	273,493
HSBC Bank USA	AUD	3,188	USD	2,448	12/15/16	57,712
HSBC Bank USA	USD	3,162	NOK	26,034	12/15/16	(36,309)
JPMorgan Chase Bank, NA	BRL	545	USD	168	9/02/16	(578)
JPMorgan Chase Bank, NA	USD	165	BRL	545	9/02/16	3,320
JPMorgan Chase Bank, NA	AUD	5,757	USD	4,193	9/20/16	(132,250)
JPMorgan Chase Bank, NA	EUR	3,284	USD	3,657	9/20/16	(9,383)
JPMorgan Chase Bank, NA	GBP	7,702	USD	10,570	9/20/16	452,011
JPMorgan Chase Bank, NA	USD	3,235	AUD	4,304	9/20/16	(2,248)
JPMorgan Chase Bank, NA	USD	18,909	EUR	16,883	9/20/16	(63,173)
JPMorgan Chase Bank, NA	USD	5,913	GBP	4,026	9/20/16	(623,738)
JPMorgan Chase Bank, NA	USD	5,216	GBP	4,025	9/20/16	71,534
JPMorgan Chase Bank, NA	USD	7,700	JPY	784,407	9/20/16	(112,908)
JPMorgan Chase Bank, NA	USD	766	KRW	875,167	9/20/16	18,111
JPMorgan Chase Bank, NA	USD	4,644	MXN	87,390	9/20/16	(5,220)
Morgan Stanley & Co., Inc.	CAD	2,449	USD	1,889	9/20/16	21,218
Morgan Stanley & Co., Inc.	GBP	5,219	USD	6,867	9/20/16	10,997
Morgan Stanley & Co., Inc.	JPY	241,742	USD	2,225	9/20/16	(113,164)
Morgan Stanley & Co., Inc.	JPY	1,344,003	USD	13,123	9/20/16	123,688
Morgan Stanley & Co., Inc.	USD	1,407	CAD	1,830	9/20/16	(11,872)
Morgan Stanley & Co., Inc.	USD	15,909	EUR	14,377	9/20/16	140,308
Morgan Stanley & Co., Inc.	USD	797	MYR	3,240	9/20/16	(5,935)
Morgan Stanley & Co., Inc.	USD	2,358	ZAR	34,249	9/20/16	(36,739)
Morgan Stanley & Co., Inc.	JPY	797,778	USD	7,724	10/05/16	2,197
Morgan Stanley & Co., Inc.	JPY	946,125	USD	9,461	12/15/16	275,269
Nomura Global Financial Products, Inc.	CNY	24,201	USD	3,617	12/15/16	21,242
Royal Bank of Scotland PLC	CAD	7,114	USD	5,577	9/20/16	152,131
Royal Bank of Scotland PLC	COP	15,044,991	USD	4,971	9/20/16	(72,896)
Royal Bank of Scotland PLC	EUR	20,240	USD	22,971	9/20/16	376,946
Royal Bank of Scotland PLC	GBP	5,947	USD	8,618	9/20/16	805,060
Royal Bank of Scotland PLC	JPY	394,180	USD	3,922	9/20/16	109,718
Royal Bank of Scotland PLC	JPY	149,885	USD	1,417	9/20/16	(33,231)
Royal Bank of Scotland PLC	USD	1,247	CAD	1,625	9/20/16	(8,072)
Royal Bank of Scotland PLC	USD	4,946	COP	15,546,072	9/20/16	265,733
Royal Bank of Scotland PLC	USD	4,567	INR	311,843	9/20/16	76,351
Royal Bank of Scotland PLC	USD	6,299	RUB	418,534	9/20/16	73,963
Royal Bank of Scotland PLC	USD	3,850	RUB	252,027	9/20/16	(12,516)
Royal Bank of Scotland PLC	USD	1,038	SGD	1,405	9/20/16	(6,715)
Royal Bank of Scotland PLC	USD	4,283	IDR	56,813,256	12/15/16	(70,358)
Royal Bank of Scotland PLC	USD	3,385	INR	229,839	12/15/16	(4,768)
Standard Chartered Bank	CNY	17,591	USD	2,621	9/20/16	(8,268)
Standard Chartered Bank	KRW	876,013	USD	766	9/20/16	(19,067)

154	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	1,933	HKD	14,983	9/20/16	$(1,089)
Standard Chartered Bank	USD	1,516	IDR	20,453,303	9/20/16	20,195
Standard Chartered Bank	USD	3,694	IDR	49,036,763	9/20/16	(12,071)
Standard Chartered Bank	USD	4,178	INR	283,961	9/20/16	50,557
Standard Chartered Bank	USD	135	KRW	156,477	9/20/16	5,413
Standard Chartered Bank	ZAR	16,959	USD	1,136	9/20/16	(13,818)
State Street Bank & Trust Co.	AUD	5,765	USD	4,293	9/20/16	(38,244)
State Street Bank & Trust Co.	EUR	1,324	USD	1,492	9/20/16	14,139
State Street Bank & Trust Co.	JPY	70,563	USD	663	9/20/16	(19,322)
State Street Bank & Trust Co.	NZD	186	USD	132	9/20/16	(2,842)
State Street Bank & Trust Co.	SEK	2,932	USD	361	9/20/16	17,843
State Street Bank & Trust Co.	USD	2,018	CHF	1,934	9/20/16	(50,057)
State Street Bank & Trust Co.	USD	7,361	GBP	5,444	9/20/16	(209,662)
State Street Bank & Trust Co.	USD	677	JPY	70,563	9/20/16	5,654
State Street Bank & Trust Co.	USD	4,801	NOK	39,263	9/20/16	(88,841)
State Street Bank & Trust Co.	USD	1,650	THB	57,820	9/20/16	19,663
State Street Bank & Trust Co.	JPY	1,954,486	USD	19,363	10/05/16	444,311
State Street Bank & Trust Co.	TRY	8,446	USD	2,777	12/15/16	(16,980)
UBS AG	CAD	3,508	USD	2,733	12/15/16	56,565
UBS AG	EUR	23,022	USD	25,777	12/15/16	(20,056)

						$3,067,876

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts (000)	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares Silver Trust(g)	3,638	$19.00	September 2016	$21,681	$(16,371)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts (000)	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(g)	4,450	$206.00	September 2016	$204,516	$(115,700)

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$23,600	5/11/19	1.640%	CPI#	$(4,386)
Barclays Bank PLC	31,700	7/26/19	1.605%	CPI#	(66,238)
Barclays Bank PLC	18,200	8/12/19	1.513%	CPI#	25
Deutsche Bank AG	6,230	3/09/19	1.508%	CPI#	(4,973)
Deutsche Bank AG	16,600	8/09/19	1.560%	CPI#	(21,557)
Deutsche Bank AG	102,000	7/30/25	2.278%	CPI#	(2,438,294)
Deutsche Bank AG	111,900	8/09/26	1.955%	CPI#	(53,064)
Goldman Sachs International	114,800	8/12/26	1.924%	CPI#	114,810
JPMorgan Chase Bank, NA	3,170	3/30/25	2.170%	CPI#	(62,632)
JPMorgan Chase Bank, NA	81,117	4/01/25	2.170%	CPI#	(1,606,731)
JPMorgan Chase Bank, NA	209,400	7/26/26	1.933%	CPI#	(61,406)

					$(4,204,446)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB POOLING PORTFOLIOS •	155

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Commodity Index 2 Month Forwards	32,277	0.11%	$6,120	9/15/16	$(186,046)
Bloomberg Commodity Index 2 Month Forwards	204,129	0.11%	38,500	9/15/16	(970,030)
Bloomberg Commodity Index 2 Month Forwards	231,198	0.11%	43,838	9/15/16	(1,332,393)
Bloomberg Commodity Index 2 Month Forwards	468,827	0.11%	88,895	9/15/16	(2,702,334)
Bloomberg Commodity Index 2 Month Forwards	542,364	0.11%	102,839	9/15/16	(3,126,203)

					$(8,317,006)

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $5,824,560 or 0.6% of net assets.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	One contract relates to 100 shares.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

ARS	– Argentine Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
COP	– Colombian Peso
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won

156	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thailand Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
LME	– London Metal Exchange
MSCI	– Morgan Stanley Capital International
PJSC	– Public Joint Stock Company
REG	– Registered Shares
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor’s Depository Receipt
TIPS	– Treasury Inflation Protected Security
TSX	– Toronto Stock Exchange
WCE	– Winnipeg Commodities Exchange
WTI	– West Texas Intermediate

See notes to consolidated financial statements.

AB POOLING PORTFOLIOS •	157

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

AB VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.5%
Financials – 7.8%
Banks – 4.0%
ABN AMRO Group NV (GDR)(a)	2,211	$45,476
Aozora Bank Ltd.	10,000	35,418
Australia & New Zealand Banking Group Ltd.	26,441	533,484
Banco Bilbao Vizcaya Argentaria SA	58,953	366,383
Banco de Sabadell SA	48,206	65,379
Banco Espirito Santo SA (REG)(b)(c)(d)	54,936	– 0	–^
Banco Popular Espanol SA	27,868	37,707
Banco Santander SA	130,814	586,763
Bank Hapoalim BM	8,889	47,726
Bank Leumi Le-Israel BM(b)	11,691	43,810
Bank of America Corp.	78,052	1,259,759
Bank of East Asia Ltd. (The)(e)	10,600	42,751
Bank of Ireland(b)	249,302	56,378
Bank of Kyoto Ltd. (The)	2,000	14,493
Bank of Queensland Ltd.	3,141	24,869
Bankia SA	38,469	32,431
Bankinter SA	5,629	41,312
Barclays PLC	152,315	344,243
BB&T Corp.	6,200	238,700
Bendigo & Adelaide Bank Ltd.	3,814	31,420
BNP Paribas SA	9,602	490,379
BOC Hong Kong Holdings Ltd.	33,500	116,961
CaixaBank SA	22,232	59,951
Chiba Bank Ltd. (The)(e)	6,000	35,638
Chugoku Bank Ltd. (The)	1,000	12,335
Citigroup, Inc.	22,299	1,064,554
Citizens Financial Group, Inc.	3,983	98,659
Comerica, Inc.	1,300	61,477
Commerzbank AG	9,647	67,669
Commonwealth Bank of Australia	15,475	833,673
Concordia Financial Group Ltd.(b)	9,843	50,889
Credit Agricole SA	9,567	90,796
Danske Bank A/S	6,399	187,828
DBS Group Holdings Ltd.	16,000	175,788
DNB ASA	8,857	107,411
Erste Group Bank AG(b)	2,535	71,206
Fifth Third Bancorp	5,800	116,928
Fukuoka Financial Group, Inc.	7,000	29,685
Hachijuni Bank Ltd. (The)	3,000	15,897
Hang Seng Bank Ltd.	6,900	120,846
Hiroshima Bank Ltd. (The)(e)	4,000	16,700
HSBC Holdings PLC	178,410	1,326,462
Huntington Bancshares, Inc./OH	6,050	60,560
ING Groep NV	35,070	438,913
Intesa Sanpaolo SpA	114,983	273,216
Intesa Sanpaolo SpA – RSP	7,786	17,244

158	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iyo Bank Ltd. (The)(e)	2,000	$12,911
Japan Post Bank Co., Ltd.	3,382	39,817
Joyo Bank Ltd. (The)	5,000	19,891
JPMorgan Chase & Co.	27,800	1,876,500
KBC Group NV(b)	2,274	134,826
KeyCorp	6,400	80,384
Kyushu Financial Group, Inc.(e)	2,902	17,230
Lloyds Banking Group PLC	582,151	453,732
M&T Bank Corp.	1,200	141,996
Mediobanca SpA	4,727	35,108
Mitsubishi UFJ Financial Group, Inc.	115,500	636,235
Mizrahi Tefahot Bank Ltd.	1,162	14,026
Mizuho Financial Group, Inc.	214,200	373,206
National Australia Bank Ltd.	23,906	490,290
Natixis SA	7,836	34,751
Nordea Bank AB	27,527	268,765
Oversea-Chinese Banking Corp., Ltd.	28,000	176,257
People’s United Financial, Inc.	2,350	38,188
PNC Financial Services Group, Inc. (The)	3,800	342,380
Raiffeisen Bank International AG(b)	978	13,917
Regions Financial Corp.	9,600	95,712
Resona Holdings, Inc.	20,000	91,594
Royal Bank of Scotland Group PLC(b)	31,606	83,671
Seven Bank Ltd.(e)	5,396	19,120
Shinsei Bank Ltd.	16,000	25,569
Shizuoka Bank Ltd. (The)(e)	4,000	33,005
Skandinaviska Enskilda Banken AB – Class A	13,766	134,371
Societe Generale SA	6,942	253,450
Standard Chartered PLC(b)	29,708	250,401
Sumitomo Mitsui Financial Group, Inc.	12,200	426,782
Sumitomo Mitsui Trust Holdings, Inc.	30,000	107,647
SunTrust Banks, Inc.	3,800	167,466
Suruga Bank Ltd.(e)	2,152	51,269
Svenska Handelsbanken AB – Class A	13,571	174,898
Swedbank AB – Class A	8,207	188,766
UniCredit SpA(e)	45,966	118,220
Unione di Banche Italiane SpA	7,529	20,265
United Overseas Bank Ltd.	12,000	158,237
US Bancorp	12,300	543,045
Wells Fargo & Co.	35,100	1,783,080
Westpac Banking Corp.	30,231	668,213
Yamaguchi Financial Group, Inc.	1,000	10,566
Zions Bancorporation	1,550	47,415

		20,443,339

Capital Markets – 0.9%
3i Group PLC	8,814	71,137
Aberdeen Asset Management PLC	7,703	32,453
Affiliated Managers Group, Inc.(b)	437	62,076

AB POOLING PORTFOLIOS •	159

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ameriprise Financial, Inc.	1,250	$126,350
Bank of New York Mellon Corp. (The)	8,150	339,610
BlackRock, Inc. – Class A	990	369,082
Charles Schwab Corp. (The)	9,100	286,286
Credit Suisse Group AG (REG)(b)	16,852	219,717
Daiwa Securities Group, Inc.	15,000	87,877
Deutsche Bank AG (REG)(b)	12,500	183,755
E*TRADE Financial Corp.(b)	2,100	55,398
Franklin Resources, Inc.	2,800	102,200
Goldman Sachs Group, Inc. (The)	2,950	499,907
Hargreaves Lansdown PLC	2,435	42,291
ICAP PLC	4,624	29,060
Invesco Ltd.	3,150	98,249
Investec PLC	5,155	30,518
Julius Baer Group Ltd.(b)	2,029	85,113
Legg Mason, Inc.	800	27,672
Macquarie Group Ltd.(e)	2,776	168,047
Morgan Stanley	11,450	367,087
Nomura Holdings, Inc.	32,900	155,320
Northern Trust Corp.	1,600	112,944
Partners Group Holding AG	158	72,488
Platinum Asset Management Ltd.(e)	1,959	7,906
SBI Holdings, Inc./Japan	1,933	22,989
Schroders PLC	1,265	46,270
State Street Corp.	3,000	210,720
T Rowe Price Group, Inc.	1,900	132,126
UBS Group AG	33,145	480,328

		4,524,976

Consumer Finance – 0.2%
Acom Co., Ltd.(b)(e)	3,610	17,291
AEON Financial Service Co., Ltd.	1,000	18,417
American Express Co.	6,150	403,317
Capital One Financial Corp.	3,885	278,166
Credit Saison Co., Ltd.	1,300	22,411
Discover Financial Services	3,100	186,000
Navient Corp.	2,500	35,950
Provident Financial PLC	1,353	53,414
Synchrony Financial	6,306	175,496

		1,190,462

Diversified Financial Services – 0.9%
AMP Ltd.	26,804	105,807
ASX Ltd.	1,766	67,799
Berkshire Hathaway, Inc. – Class B(b)	14,235	2,142,225
Challenger Ltd./Australia	4,764	32,848
CME Group, Inc. – Class A	2,550	276,292
Deutsche Boerse AG	1,612	128,776
Eurazeo SA	418	25,390
EXOR SpA	1,060	43,586
First Pacific Co., Ltd./Hong Kong	17,800	13,323

160	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Groupe Bruxelles Lambert SA	734	$64,463
Hong Kong Exchanges and Clearing Ltd.	10,400	253,736
Industrivarden AB – Class C	1,371	24,959
Intercontinental Exchange, Inc.	945	266,509
Investor AB – Class B	4,128	145,561
Japan Exchange Group, Inc.(e)	4,769	74,647
Kinnevik AB	2,174	53,449
Leucadia National Corp.	2,500	47,875
London Stock Exchange Group PLC	2,842	102,754
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,050	19,019
Moody’s Corp.	1,300	141,297
Nasdaq, Inc.	850	60,529
ORIX Corp.	12,000	172,931
Pargesa Holding SA	366	25,249
S&P Global, Inc.	2,000	247,080
Singapore Exchange Ltd.	7,000	38,783
Wendel SA	287	32,662

		4,607,549

Insurance – 1.8%
Admiral Group PLC	1,937	52,190
Aegon NV	16,539	67,842
Aflac, Inc.	3,150	233,667
Ageas	1,826	63,318
AIA Group Ltd.	109,100	687,130
Allianz SE (REG)	4,142	615,737
Allstate Corp. (The)	2,850	196,536
American International Group, Inc.	8,490	507,957
Aon PLC	2,000	222,700
Arthur J Gallagher & Co.	1,335	65,962
Assicurazioni Generali SpA	10,582	134,785
Assurant, Inc.	450	40,298
Aviva PLC	36,692	207,072
AXA SA	17,592	370,264
Baloise Holding AG (REG)	461	54,923
Chubb Ltd.	3,519	446,667
Cincinnati Financial Corp.	1,100	84,821
CNP Assurances	1,433	23,115
Dai-ichi Life Insurance Co., Ltd. (The)	9,771	136,468
Direct Line Insurance Group PLC	12,461	60,518
Gjensidige Forsikring ASA	1,670	28,629
Hannover Rueck SE (REG)	550	56,226
Hartford Financial Services Group, Inc. (The)	2,950	121,157
Insurance Australia Group Ltd.	22,034	91,937
Japan Post Holdings Co., Ltd.	4,162	54,530
Legal & General Group PLC	53,912	149,126
Lincoln National Corp.	1,800	86,454
Loews Corp.	2,000	83,720
Mapfre SA	9,000	24,410
Marsh & McLennan Cos., Inc.	3,950	267,138
Medibank Pvt Ltd.	22,997	46,442

AB POOLING PORTFOLIOS •	161

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MetLife, Inc.	8,350	$362,390
MS&AD Insurance Group Holdings, Inc.	4,600	131,662
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,513	273,219
NN Group NV	2,872	85,750
Old Mutual PLC	44,666	114,095
Poste Italiane SpA(a)	4,362	30,418
Principal Financial Group, Inc.	2,000	98,140
Progressive Corp. (The)	4,400	143,264
Prudential Financial, Inc.	3,350	265,923
Prudential PLC	23,314	419,395
QBE Insurance Group Ltd.	12,427	92,461
RSA Insurance Group PLC	9,217	60,141
Sampo Oyj – Class A	4,052	174,285
SCOR SE	1,521	44,877
Sompo Japan Nipponkoa Holdings, Inc.	3,000	96,367
Sony Financial Holdings, Inc.	1,577	21,715
St James’s Place PLC	4,765	61,541
Standard Life PLC	17,853	85,527
Suncorp Group Ltd.	11,660	111,249
Swiss Life Holding AG(b)	291	72,958
Swiss Re AG	3,024	255,548
T&D Holdings, Inc.	5,250	60,047
Tokio Marine Holdings, Inc.	6,211	244,649
Torchmark Corp.	825	53,361
Travelers Cos., Inc. (The)	2,250	267,098
Tryg A/S(e)	967	19,322
UnipolSai SpA	9,451	15,815
Unum Group	1,800	64,098
Willis Towers Watson PLC	1,076	133,435
XL Group Ltd.	2,150	73,595
Zurich Insurance Group AG(b)	1,364	349,277

		9,563,361

		40,329,687

Information Technology – 7.1%
Communications Equipment – 0.4%
Telefonaktiebolaget LM Ericsson – Class B	27,580	196,432
F5 Networks, Inc.(b)	490	60,138
Motorola Solutions, Inc.	1,190	91,618
Cisco Systems, Inc.	38,190	1,200,694
Juniper Networks, Inc.	2,680	61,854
Harris Corp.	940	87,401
Nokia Oyj	52,286	294,915

		1,993,052

Electronic Equipment, Instruments & Components – 0.4%
Keyence Corp.	500	350,875
Kyocera Corp.	2,900	137,894
Murata Manufacturing Co., Ltd.	1,800	242,736

162	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Electric Glass Co., Ltd.	3,000	$15,085
Hitachi High-Technologies Corp.	600	22,272
Omron Corp.	1,800	61,126
Hitachi Ltd.	43,000	206,698
TDK Corp.	1,200	85,936
Hexagon AB – Class B	2,342	95,282
Hamamatsu Photonics KK	1,300	40,978
TE Connectivity Ltd.	2,700	171,639
Shimadzu Corp.	2,000	31,371
Yaskawa Electric Corp.	2,000	29,515
Yokogawa Electric Corp.	2,000	25,664
Amphenol Corp. – Class A	2,320	144,559
Corning, Inc.	8,130	184,470
FLIR Systems, Inc.	1,010	31,138
Hirose Electric Co., Ltd.	300	38,577
Ingenico Group SA	504	54,366
Alps Electric Co., Ltd.	1,706	38,622

		2,008,803

Internet Software & Services – 1.3%
Yahoo Japan Corp.	12,903	52,700
VeriSign, Inc.(b)(e)	740	55,093
Yahoo!, Inc.(b)	6,600	282,150
United Internet AG	1,142	46,912
Kakaku.com, Inc.	1,293	21,628
Facebook, Inc. – Class A(b)	17,572	2,216,181
Akamai Technologies, Inc.(b)	1,310	71,919
eBay, Inc.(b)	8,030	258,245
Mixi, Inc.	510	18,109
Alphabet, Inc. – Class C(b)	2,273	1,743,505
Alphabet, Inc. – Class A(b)	2,269	1,792,170

		6,558,612

IT Services – 1.2%
NTT Data Corp.	1,144	59,650
Nomura Research Institute Ltd.(e)	1,100	37,243
Paychex, Inc.	2,420	146,821
Visa, Inc. – Class A	14,480	1,171,432
Western Union Co. (The) – Class W	3,720	80,054
Xerox Corp.	7,210	71,019
Teradata Corp.(b)	970	30,778
Total System Services, Inc.	1,280	63,040
Computershare Ltd.	3,893	28,869
Amadeus IT Group SA – Class A	3,977	182,794
Accenture PLC – Class A	4,770	548,550
Atos SE	798	78,679
Otsuka Corp.	500	21,220
Alliance Data Systems Corp.(b)	460	94,107
Automatic Data Processing, Inc.	3,450	309,844
Cognizant Technology Solutions Corp. – Class A(b)	4,570	262,501

AB POOLING PORTFOLIOS •	163

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fiserv, Inc.(b)	1,700	$175,185
Capgemini SA	1,483	144,903
International Business Machines Corp.	6,719	1,067,515
Fidelity National Information Services, Inc.	2,090	165,800
MasterCard, Inc. – Class A	7,400	715,062
Fujitsu Ltd.	16,000	81,482
PayPal Holdings, Inc.(b)	8,380	311,317
CSRA, Inc.	1,030	26,152
Obic Co., Ltd.	590	30,277
Worldpay Group PLC(a)(b)	11,690	45,871
Global Payments, Inc.	1,140	86,583

		6,036,748

Semiconductors & Semiconductor Equipment – 1.1%
Infineon Technologies AG	10,250	171,999
NVIDIA Corp.	3,850	236,159
Rohm Co., Ltd.	900	45,074
QUALCOMM, Inc.	11,160	703,861
Tokyo Electron Ltd.	1,500	138,094
Texas Instruments, Inc.	7,600	528,504
Xilinx, Inc.	1,900	102,999
ARM Holdings PLC	12,764	284,313
ASM Pacific Technology Ltd.	2,100	16,325
Lam Research Corp.	1,188	110,864
ASML Holding NV	3,338	356,332
Applied Materials, Inc.	8,250	246,180
Analog Devices, Inc.	2,300	143,888
Intel Corp.	35,850	1,286,656
Linear Technology Corp.	1,800	104,832
Microchip Technology, Inc.(e)	1,600	99,056
Micron Technology, Inc.(b)	7,850	129,446
STMicroelectronics NV	5,322	39,996
KLA-Tencor Corp.	1,200	83,112
Skyworks Solutions, Inc.	1,445	108,173
Qorvo, Inc.(b)	955	54,846
NXP Semiconductors NV(b)	2,666	234,661
Broadcom Ltd.	2,821	497,681

		5,723,051

Software – 1.5%
Konami Holdings Corp.	900	31,837
Oracle Corp.	23,630	974,029
Nintendo Co., Ltd.	1,100	242,834
Red Hat, Inc.(b)	1,370	99,983
salesforce.com, Inc.(b)	4,840	384,393
Symantec Corp.	4,620	111,481
Dassault Systemes	1,164	98,279
Nice Ltd.	587	40,200
Nexon Co., Ltd.	1,450	19,903
Sage Group PLC (The)	9,781	93,191

164	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gemalto NV	753	$52,597
GungHo Online Entertainment, Inc.(e)	3,533	8,406
Adobe Systems, Inc.(b)	3,820	390,824
Autodesk, Inc.(b)	1,680	113,232
CA, Inc.	2,220	75,280
Electronic Arts, Inc.(b)	2,300	186,829
Citrix Systems, Inc.(b)	1,170	102,024
Intuit, Inc.	1,960	218,442
SAP SE	8,907	782,212
Microsoft Corp.	59,720	3,431,511
Trend Micro, Inc./Japan	1,000	35,505
Oracle Corp. Japan	400	23,292
Activision Blizzard, Inc.	3,830	158,447
Check Point Software Technologies Ltd.(b)	1,189	91,244
Mobileye NV(b)	1,590	77,735

		7,843,710

Technology Hardware, Storage & Peripherals – 1.2%
Seiko Epson Corp.	2,500	47,914
NEC Corp.	23,000	58,618
Ricoh Co., Ltd.	6,000	54,194
Konica Minolta, Inc.	4,000	36,135
Western Digital Corp.	2,120	98,940
Seagate Technology PLC	2,250	75,915
Apple, Inc.	41,627	4,416,625
EMC Corp.	14,840	430,212
Brother Industries Ltd.	2,100	35,322
Canon, Inc.	9,700	278,154
FUJIFILM Holdings Corp.	4,000	150,521
NetApp, Inc.	2,150	74,369
HP, Inc.	12,980	186,523
Hewlett Packard Enterprise Co.	12,630	271,292

		6,214,734

		36,378,710

Health Care – 6.6%
Biotechnology – 1.0%
AbbVie, Inc.	12,257	785,674
Actelion Ltd. (REG)(b)	931	155,171
Alexion Pharmaceuticals, Inc.(b)	1,690	212,703
Amgen, Inc.	5,700	969,342
Biogen, Inc.(b)	1,700	519,571
Celgene Corp.(b)	5,900	629,766
CSL Ltd.	4,195	340,409
Genmab A/S(b)	514	82,104
Gilead Sciences, Inc.	10,107	792,187
Grifols SA	2,724	57,715
Regeneron Pharmaceuticals, Inc.(b)	600	235,530
Vertex Pharmaceuticals, Inc.(b)	1,855	175,316

		4,955,488

AB POOLING PORTFOLIOS •	165

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	11,150	$468,523
Baxter International, Inc.	4,150	193,930
Becton Dickinson and Co.	1,628	288,498
Boston Scientific Corp.(b)	10,300	245,346
Cochlear Ltd.	534	56,484
Coloplast A/S – Class B	1,099	83,570
CR Bard, Inc.	550	121,462
CYBERDYNE, Inc.(b)(e)	839	13,229
Danaher Corp.	4,550	370,415
DENTSPLY SIRONA, Inc.	1,755	107,862
Edwards Lifesciences Corp.(b)	1,600	184,256
Essilor International SA	1,864	237,436
Getinge AB – Class B	1,914	37,325
Hologic, Inc.(b)	1,843	70,808
Hoya Corp.	3,700	143,507
Intuitive Surgical, Inc.(b)	330	226,519
Medtronic PLC	10,681	929,567
Olympus Corp.	2,700	88,470
Smith & Nephew PLC	8,116	131,138
Sonova Holding AG (REG)	486	67,299
St Jude Medical, Inc.	2,150	167,528
Stryker Corp.	2,400	277,584
Sysmex Corp.	1,500	96,806
Terumo Corp.	3,100	120,757
Varian Medical Systems, Inc.(b)	700	67,291
William Demant Holding A/S(b)	1,023	21,406
Zimmer Biomet Holdings, Inc.	1,350	174,974

		4,991,990

Health Care Providers & Services – 0.9%
Aetna, Inc.	2,659	311,422
Alfresa Holdings Corp.	1,700	31,756
AmerisourceBergen Corp. – Class A	1,400	121,758
Anthem, Inc.	2,000	250,160
Cardinal Health, Inc.	2,450	195,192
Centene Corp.(b)	1,295	88,436
Cigna Corp.	1,950	250,107
DaVita HealthCare Partners, Inc.(b)	1,250	80,788
Express Scripts Holding Co.(b)	4,783	347,724
Fresenius Medical Care AG & Co. KGaA	1,985	175,465
Fresenius SE & Co. KGaA	3,710	270,455
HCA Holdings, Inc.(b)	2,268	171,347
Healthscope Ltd.	14,488	33,271
Henry Schein, Inc.(b)	620	101,550
Humana, Inc.	1,150	205,517
Laboratory Corp. of America Holdings(b)	800	109,544
McKesson Corp.	1,700	313,854
Mediclinic International PLC	3,448	46,276
Medipal Holdings Corp.	1,500	23,757

166	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Miraca Holdings, Inc.	500	$23,698
Patterson Cos., Inc.	600	27,600
Quest Diagnostics, Inc.	1,050	86,961
Ramsay Health Care Ltd.	1,282	79,824
Ryman Healthcare Ltd.	3,131	21,802
Sonic Healthcare Ltd.	3,595	62,058
Suzuken Co., Ltd./Aichi Japan	700	20,325
UnitedHealth Group, Inc.	7,250	986,362
Universal Health Services, Inc. – Class B	700	84,371

		4,521,380

Health Care Technology – 0.0%
Cerner Corp.(b)	2,250	145,215
M3, Inc.	1,760	52,704

		197,919

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	2,450	115,101
Illumina, Inc.(b)	1,112	187,194
Lonza Group AG (REG)(b)	480	91,072
PerkinElmer, Inc.	800	42,600
QIAGEN NV(b)	2,084	55,092
Thermo Fisher Scientific, Inc.	3,000	456,570
Waters Corp.(b)	600	94,386

		1,042,015

Pharmaceuticals – 3.5%
Allergan PLC(b)	3,000	703,620
Astellas Pharma, Inc.	19,100	291,531
AstraZeneca PLC	11,458	739,625
Bayer AG (Reg)	7,495	800,099
Bristol-Myers Squibb Co.	12,700	728,853
Chugai Pharmaceutical Co., Ltd.	2,100	65,992
Daiichi Sankyo Co., Ltd.	5,500	126,360
Eisai Co., Ltd.	2,300	134,188
Eli Lilly & Co.	7,400	575,350
Endo International PLC(b)	1,526	31,588
Galenica AG (Reg)	37	42,954
GlaxoSmithKline PLC	44,136	950,038
Hikma Pharmaceuticals PLC	1,355	38,093
Hisamitsu Pharmaceutical Co., Inc.	600	26,872
Johnson & Johnson	20,900	2,494,206
Kyowa Hakko Kirin Co., Ltd.	2,000	28,389
Mallinckrodt PLC(b)	805	60,005
Merck & Co., Inc.	21,000	1,318,590
Merck KGaA	1,172	123,176
Mitsubishi Tanabe Pharma Corp.	2,000	37,127
Mylan NV(b)	3,200	135,552
Novartis AG (REG)	20,622	1,624,250
Novo Nordisk A/S – Class B	16,823	787,329
Ono Pharmaceutical Co., Ltd.	3,800	99,047
Orion Oyj – Class B	983	37,205

AB POOLING PORTFOLIOS •	167

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Otsuka Holdings Co., Ltd.	3,539	$153,464
Perrigo Co. PLC	1,089	99,088
Pfizer, Inc.	46,057	1,602,784
Roche Holding AG	6,368	1,554,429
Sanofi	10,650	821,822
Santen Pharmaceutical Co., Ltd.	3,400	42,801
Shionogi & Co., Ltd.	2,700	120,576
Shire PLC	8,131	507,793
Sumitomo Dainippon Pharma Co., Ltd.(e)	1,400	23,448
Taisho Pharmaceutical Holdings Co., Ltd.(e)	352	32,290
Takeda Pharmaceutical Co., Ltd.	6,500	286,595
Taro Pharmaceutical Industries Ltd.(b)(e)	161	20,383
Teva Pharmaceutical Industries Ltd.	8,332	422,049
UCB SA	1,146	94,200
Zoetis, Inc.	3,464	177,010

		17,958,771

		33,667,563

Industrials – 6.3%
Aerospace & Defense – 1.0%
Airbus Group SE	5,338	312,696
BAE Systems PLC	28,698	202,794
Boeing Co. (The)	4,550	588,998
Cobham PLC	14,261	30,271
General Dynamics Corp.	2,200	334,884
Honeywell International, Inc.	5,800	676,918
L-3 Communications Holdings, Inc.	600	89,292
Leonardo-Finmeccanica SpA(b)	3,379	38,587
Lockheed Martin Corp.	2,000	485,940
Meggitt PLC	6,473	39,810
Northrop Grumman Corp.	1,400	296,898
Raytheon Co.	2,250	315,293
Rockwell Collins, Inc.	1,000	83,690
Rolls-Royce Holdings PLC(b)	16,663	168,476
Safran SA	2,835	198,765
Singapore Technologies Engineering Ltd.	14,000	33,141
Textron, Inc.	2,000	81,700
Thales SA	956	82,922
TransDigm Group, Inc.(b)	441	125,769
United Technologies Corp.	5,900	627,937
Zodiac Aerospace	1,891	43,105

		4,857,886

Air Freight & Logistics – 0.3%
Bollore SA(e)	7,246	26,230
CH Robinson Worldwide, Inc.	1,100	76,362
Deutsche Post AG (REG)	8,793	277,799
Expeditors International of Washington, Inc.	1,350	68,377
FedEx Corp.	1,900	313,367
Kuehne & Nagel International AG (REG)	490	68,461
Royal Mail PLC	7,515	50,712

168	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

United Parcel Service, Inc. – Class B	5,250	$573,405
Yamato Holdings Co., Ltd.	3,300	77,917

		1,532,630

Airlines – 0.2%
Alaska Air Group, Inc.	918	61,993
American Airlines Group, Inc.	4,358	158,195
ANA Holdings, Inc.	10,000	27,213
Cathay Pacific Airways Ltd.	10,000	14,371
Delta Air Lines, Inc.	5,833	214,363
Deutsche Lufthansa AG (REG)	1,939	22,556
easyJet PLC	1,552	22,527
International Consolidated Airlines Group SA	6,757	34,026
Japan Airlines Co., Ltd.	1,153	35,192
Qantas Airways Ltd.	4,305	10,474
Ryanair Holdings PLC (Sponsored ADR)	799	58,015
Singapore Airlines Ltd.	4,000	30,811
Southwest Airlines Co.	4,850	178,868
United Continental Holdings, Inc.(b)	2,525	127,285

		995,889

Building Products – 0.2%
Allegion PLC	700	49,854
Asahi Glass Co., Ltd.	9,000	57,306
Assa Abloy AB – Class B	9,084	183,738
Cie de Saint-Gobain	4,321	189,676
Daikin Industries Ltd.	2,200	204,115
Fortune Brands Home & Security, Inc.	1,174	74,619
Geberit AG (REG)	343	149,752
LIXIL Group Corp.	2,400	48,454
Masco Corp.	2,500	88,700
TOTO Ltd.	1,500	57,062

		1,103,276

Commercial Services & Supplies – 0.3%
Aggreko PLC	2,432	32,550
Babcock International Group PLC	2,105	28,930
Brambles Ltd.	14,309	132,262
Cintas Corp.	650	76,381
Dai Nippon Printing Co., Ltd.	5,000	50,904
Edenred	1,992	43,492
G4S PLC	12,956	39,248
ISS A/S	1,526	61,797
Park24 Co., Ltd.	900	26,343
Pitney Bowes, Inc.	1,400	26,264
Republic Services, Inc. – Class A	1,800	90,936
Secom Co., Ltd.	1,900	144,267
Securitas AB – Class B	2,946	51,174
Societe BIC SA	277	40,476
Sohgo Security Services Co., Ltd.(e)	700	35,012
Stericycle, Inc.(b)	650	55,887
Toppan Printing Co., Ltd.	4,000	35,697

AB POOLING PORTFOLIOS •	169

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyco International PLC	3,200	$139,776
Waste Management, Inc.	3,150	201,411

		1,312,807

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	1,605	45,516
Boskalis Westminster	875	31,375
Bouygues SA	1,888	60,015
CIMIC Group Ltd.	1,022	22,695
Eiffage SA	548	42,973
Ferrovial SA	4,388	86,537
Fluor Corp.	1,050	54,495
HOCHTIEF AG	213	28,639
Jacobs Engineering Group, Inc.(b)	900	47,421
JGC Corp.	1,361	21,604
Kajima Corp.	8,000	53,733
Obayashi Corp.	6,000	55,423
Quanta Services, Inc.(b)	1,100	28,303
Shimizu Corp.	5,000	44,610
Skanska AB – Class B	3,082	67,467
Taisei Corp.	9,000	67,641
Vinci SA	4,540	344,936

		1,103,383

Electrical Equipment – 0.5%
ABB Ltd. (REG)(b)	17,831	386,788
Acuity Brands, Inc.	356	97,943
AMETEK, Inc.	1,739	84,776
Eaton Corp. PLC	3,459	230,162
Emerson Electric Co.	4,850	255,498
First Solar, Inc.(b)(e)	550	20,801
Fuji Electric Co., Ltd.	5,000	22,830
Legrand SA	2,419	145,324
Mabuchi Motor Co., Ltd.	500	26,585
Mitsubishi Electric Corp.	17,000	222,470
Nidec Corp.	2,200	198,528
OSRAM Licht AG	837	43,727
Prysmian SpA	1,838	45,408
Rockwell Automation, Inc.	1,000	115,930
Schneider Electric SE (Paris)	5,059	345,132
Vestas Wind Systems A/S	2,031	168,582

		2,410,484

Industrial Conglomerates – 1.0%
3M Co.	4,600	824,504
CK Hutchison Holdings Ltd.	24,304	311,831
DCC PLC	803	73,082
General Electric Co.	69,879	2,183,020
Jardine Matheson Holdings Ltd.	2,500	149,530
Keihan Holdings Co., Ltd.	4,000	25,963
Keppel Corp., Ltd.	13,000	49,289

170	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke Philips NV	8,439	$244,678
NWS Holdings Ltd.	13,000	23,192
Roper Technologies, Inc.	800	142,040
Seibu Holdings, Inc.(e)	1,428	23,489
Sembcorp Industries Ltd.(e)	8,000	15,916
Siemens AG (REG)	6,933	827,084
Smiths Group PLC	3,600	63,411
Toshiba Corp.(b)	36,000	114,070

		5,071,099

Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	65,350	117,442
Daiwa House REIT Investment Corp.(b)(c)(d)	7	43,432
DCT Industrial Trust, Inc.	1,940	94,497
Duke Realty Corp.	7,388	207,751
EastGroup Properties, Inc.	683	50,119
First Industrial Realty Trust, Inc.	2,460	70,774
GLP J-Reit(e)	47	58,307
Hansteen Holdings PLC(e)	15,953	24,259
Industrial & Infrastructure Fund Investment Corp.	7	34,872
Japan Logistics Fund, Inc.	18	41,045
Mapletree Industrial Trust	27,012	35,278
Mapletree Logistics Trust(e)	31,285	24,547
Nippon Prologis REIT, Inc.(e)	45	107,978
Prologis, Inc.	15,235	809,131
Pure Industrial Real Estate Trust	4,060	17,028
Rexford Industrial Realty, Inc.	1,350	30,145
Segro PLC	22,408	133,382
STAG Industrial, Inc.	1,435	35,631
Terreno Realty Corp.	900	24,084
Tritax Big Box REIT PLC	17,977	34,116
Warehouses De Pauw CVA	311	30,476

		2,024,294

Machinery – 0.9%
Alfa Laval AB	2,767	42,962
Alstom SA(b)	1,488	39,438
Amada Holdings Co., Ltd.	3,000	31,395
ANDRITZ AG	710	36,259
Atlas Copco AB – Class A	6,086	172,495
Atlas Copco AB – Class B	3,537	90,834
Caterpillar, Inc.	4,450	364,677
CNH Industrial NV	9,212	67,364
Cummins, Inc.	1,200	150,732
Deere & Co.	2,250	190,238
Dover Corp.	1,150	83,375
FANUC Corp.	1,800	306,715
Flowserve Corp.	950	45,952
Fortive Corp.	2,275	119,824
GEA Group AG	1,658	88,831

AB POOLING PORTFOLIOS •	171

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hino Motors Ltd.	2,000	$22,212
Hitachi Construction Machinery Co., Ltd.	1,000	18,751
Hoshizaki Corp.	500	40,043
IHI Corp.	13,000	39,824
Illinois Tool Works, Inc.	2,450	291,182
IMI PLC	2,271	31,517
Ingersoll-Rand PLC	1,950	132,581
JTEKT Corp.	2,000	31,175
Kawasaki Heavy Industries Ltd.	12,000	35,221
Komatsu Ltd.	8,400	183,817
Kone Oyj – Class B	3,054	153,370
Kubota Corp.	9,000	132,324
Kurita Water Industries Ltd.	900	20,524
Makita Corp.	1,100	79,045
MAN SE	344	35,764
Metso Oyj	1,152	32,249
Minebea Co., Ltd.	3,000	30,503
Mitsubishi Heavy Industries Ltd.	29,000	126,529
Nabtesco Corp.	1,000	25,803
NGK Insulators Ltd.	2,000	43,497
NSK Ltd.	3,000	31,018
PACCAR, Inc.	2,650	158,576
Parker-Hannifin Corp.	1,050	128,657
Pentair PLC	1,384	88,645
Sandvik AB	9,663	104,819
Schindler Holding AG	401	75,529
Schindler Holding AG (REG)	199	37,621
Sembcorp Marine Ltd.(e)	7,000	6,528
SKF AB – Class B	3,608	60,748
SMC Corp./Japan	600	169,213
Snap-on, Inc.	450	68,981
Stanley Black & Decker, Inc.	1,150	142,313
Sumitomo Heavy Industries Ltd.	5,000	24,595
THK Co., Ltd.	1,100	21,600
Volvo AB – Class B	13,972	149,985
Wartsila Oyj Abp	1,353	55,677
Weir Group PLC (The)	2,040	40,392
Xylem, Inc./NY	1,350	68,661
Yangzijiang Shipbuilding Holdings Ltd.	16,000	8,970
Zardoya Otis SA(e)	1,511	14,242

		4,793,792

Marine – 0.0%
AP Moeller – Maersk A/S – Class A	37	52,800
AP Moeller – Maersk A/S – Class B	59	88,262
Mitsui OSK Lines Ltd.(e)	10,000	23,155
Nippon Yusen KK	14,000	25,529

		189,746

Mixed Office Industrial – 0.1%
Artis Real Estate Investment Trust	2,880	27,803
Axiare Patrimonio SOCIMI SA	1,260	16,235

172	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Goodman Group	54,279	$309,065
Gramercy Property Trust	8,952	86,656
Intervest Offices & Warehouses NV	280	7,738
Kungsleden AB	3,904	30,203
Regional REIT Ltd.(a)	4,550	6,124

		483,824

Professional Services – 0.3%
Adecco Group AG (REG)	1,503	86,587
Bureau Veritas SA	2,444	52,511
Capita PLC	6,023	81,912
Dun & Bradstreet Corp. (The)	300	41,295
Equifax, Inc.	900	118,710
Experian PLC	8,698	172,968
Intertek Group PLC	1,463	67,086
Nielsen Holdings PLC	2,738	145,881
Randstad Holding NV	1,092	51,665
Recruit Holdings Co., Ltd.	2,562	97,545
RELX NV	9,016	159,926
RELX PLC	10,034	190,476
Robert Half International, Inc.	950	36,414
SEEK Ltd.	2,732	32,950
SGS SA (REG)	50	109,975
Verisk Analytics, Inc. – Class A(b)	1,190	98,830
Wolters Kluwer NV	2,736	115,095

		1,659,826

Road & Rail – 0.5%
Aurizon Holdings Ltd.	18,971	62,500
Central Japan Railway Co.	1,307	214,925
ComfortDelGro Corp., Ltd.	19,000	39,415
CSX Corp.	7,250	205,030
DSV A/S	1,745	86,559
East Japan Railway Co.	3,100	266,215
Hankyu Hanshin Holdings, Inc.	2,000	64,604
JB Hunt Transport Services, Inc.	682	54,144
Kansas City Southern	800	77,376
Keikyu Corp.(e)	4,000	37,081
Keio Corp.	5,000	41,880
Keisei Electric Railway Co., Ltd.(e)	2,000	24,045
Kintetsu Group Holdings Co., Ltd.	16,000	60,988
MTR Corp., Ltd.	13,000	70,985
Nagoya Railroad Co., Ltd.(e)	8,000	39,227
Nippon Express Co., Ltd.	7,000	33,223
Norfolk Southern Corp.	2,250	211,275
Odakyu Electric Railway Co., Ltd.(e)	5,000	51,359
Ryder System, Inc.	400	26,208
Tobu Railway Co., Ltd.(e)	8,000	38,848
Tokyu Corp.	9,000	67,197
Union Pacific Corp.	6,400	611,392
West Japan Railway Co.	1,493	85,556

		2,470,032

AB POOLING PORTFOLIOS •	173

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.3%
AerCap Holdings NV(b)	1,553	$62,073
Ashtead Group PLC	4,562	75,809
Brenntag AG	1,401	76,181
Bunzl PLC	3,038	94,108
Fastenal Co.(e)	2,150	92,687
ITOCHU Corp.	13,000	153,516
Marubeni Corp.	14,000	69,864
Mitsubishi Corp.	13,700	285,457
Mitsui & Co., Ltd.	15,400	205,051
Noble Group Ltd.(b)	36,000	3,132
Rexel SA	2,873	46,280
Sumitomo Corp.	10,700	116,103
Toyota Tsusho Corp.	1,900	43,508
Travis Perkins PLC	2,270	49,635
United Rentals, Inc.(b)	650	53,502
Wolseley PLC	2,314	133,084
WW Grainger, Inc.(e)	450	103,797

		1,663,787

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	4,936	76,468
Aena SA(a)	612	86,506
Aeroports de Paris	292	30,168
Atlantia SpA	3,742	96,276
Auckland International Airport Ltd.	7,954	43,262
Fraport AG Frankfurt Airport Services Worldwide	439	24,464
Groupe Eurotunnel SE (REG)	4,297	47,328
Hutchison Port Holdings Trust – Class U	43,600	18,727
Japan Airport Terminal Co., Ltd.(e)	400	15,804
Kamigumi Co., Ltd.	2,039	17,679
Mitsubishi Logistics Corp.	1,000	15,429
Sydney Airport	9,122	49,850
Transurban Group	18,447	158,700

		680,661

		32,353,416

Consumer Discretionary – 6.1%
Auto Components – 0.4%
Aisin Seiki Co., Ltd.	1,800	85,145
BorgWarner, Inc.	1,650	56,743
Bridgestone Corp.	5,900	202,918
Cie Generale des Etablissements Michelin – Class B	1,649	175,777
Continental AG	997	208,597
Delphi Automotive PLC	2,071	146,337
Denso Corp.	4,400	182,358
GKN PLC	15,533	63,404
Goodyear Tire & Rubber Co. (The)	2,000	58,700
Johnson Controls, Inc.	4,900	215,012

174	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Koito Manufacturing Co., Ltd.	1,000	$47,743
NGK Spark Plug Co., Ltd.	2,000	37,556
NHK Spring Co., Ltd.	1,000	9,439
NOK Corp.	900	18,327
Nokian Renkaat Oyj	1,091	39,388
Schaeffler AG (Preference Shares)	1,386	21,439
Stanley Electric Co., Ltd.	1,400	35,837
Sumitomo Electric Industries Ltd.	6,800	101,004
Sumitomo Rubber Industries Ltd.	1,500	22,299
Toyoda Gosei Co., Ltd.	600	13,849
Toyota Industries Corp.(e)	1,500	71,957
Valeo SA	2,161	112,236
Yokohama Rubber Co., Ltd. (The)	500	8,137

		1,934,202

Automobiles – 1.0%
Bayerische Motoren Werke AG	3,001	260,765
Bayerische Motoren Werke AG (Preference Shares)	526	39,368
Daimler AG (REG)	8,726	604,022
Ferrari NV	1,144	55,181
Fiat Chrysler Automobiles NV	7,510	51,942
Ford Motor Co.	29,650	373,590
Fuji Heavy Industries Ltd.	6,000	238,813
General Motors Co.	10,615	338,831
Harley-Davidson, Inc.	1,350	71,145
Honda Motor Co., Ltd.	14,800	455,931
Isuzu Motors Ltd.	5,500	63,436
Mazda Motor Corp.	5,400	89,559
Mitsubishi Motors Corp.	5,300	24,235
Nissan Motor Co., Ltd.	22,500	221,074
Peugeot SA(b)	4,397	65,088
Porsche Automobil Holding SE (Preference Shares)	1,388	70,132
Renault SA	1,742	143,058
Suzuki Motor Corp.	3,300	109,752
Toyota Motor Corp.	24,700	1,492,755
Volkswagen AG	305	44,153
Volkswagen AG (Preference Shares)	1,682	232,796
Yamaha Motor Co., Ltd.	2,500	51,368

		5,096,994

Distributors – 0.0%
Genuine Parts Co.	1,140	117,215
Jardine Cycle & Carriage Ltd.	1,000	31,121
LKQ Corp.(b)	2,314	83,512

		231,848

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.(e)	600	13,841
H&R Block, Inc.	1,700	36,822

		50,663

AB POOLING PORTFOLIOS •	175

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.8%
Accor SA	1,600	$60,554
Aristocrat Leisure Ltd.	4,522	51,247
Carnival Corp.	3,300	157,740
Carnival PLC	1,718	82,597
Chipotle Mexican Grill, Inc. – Class A(b)(e)	250	103,433
Compass Group PLC	14,901	282,038
Crown Resorts Ltd.	3,041	29,963
Darden Restaurants, Inc.	850	52,394
Domino’s Pizza Enterprises Ltd.	611	34,692
Flight Centre Travel Group Ltd.(e)	464	12,833
Galaxy Entertainment Group Ltd.	21,200	68,823
Genting Singapore PLC	54,000	28,501
InterContinental Hotels Group PLC	1,694	72,566
Marriott International, Inc./MD – Class A(e)	1,450	103,429
McDonald’s Corp.	6,700	774,922
McDonald’s Holdings Co. Japan Ltd.(e)	600	16,567
Melco Crown Entertainment Ltd. (ADR)	1,589	20,625
Merlin Entertainments PLC(a)	5,925	37,362
MGM China Holdings Ltd.	7,900	12,131
Oriental Land Co., Ltd./Japan	2,000	117,187
Paddy Power Betfair PLC	721	86,381
Royal Caribbean Cruises Ltd.	1,274	90,594
Sands China Ltd.	21,900	85,857
Shangri-La Asia Ltd.	10,000	10,817
SJM Holdings Ltd.	16,500	10,351
Sodexo SA	788	91,478
Starbucks Corp.	11,100	624,153
Starwood Hotels & Resorts Worldwide, Inc.	1,250	96,825
Tabcorp Holdings Ltd.	6,943	25,895
Tatts Group Ltd.	12,229	34,972
TUI AG	4,520	63,126
Whitbread PLC	1,654	90,614
William Hill PLC	7,386	30,888
Wyndham Worldwide Corp.	850	60,172
Wynn Macau Ltd.(e)	13,000	18,053
Wynn Resorts Ltd.(e)	600	53,592
Yum! Brands, Inc.	3,100	281,201

		3,874,573

Household Durables – 0.4%
Auto Trader Group PLC(a)	8,359	40,949
Barratt Developments PLC	9,083	58,927
Berkeley Group Holdings PLC	1,191	41,788
Casio Computer Co., Ltd.	2,100	29,717
DR Horton, Inc.	2,500	80,150
Electrolux AB – Class B	2,189	57,037
Garmin Ltd.	880	43,190
Harman International Industries, Inc.	550	46,580
Husqvarna AB – Class B	3,476	30,026
Iida Group Holdings Co., Ltd.	1,470	27,585

176	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Leggett & Platt, Inc.	1,000	$52,480
Lennar Corp. – Class A(e)	1,350	63,855
Mohawk Industries, Inc.(b)	500	106,390
Newell Brands, Inc.	3,449	183,073
Nikon Corp.(e)	3,100	45,586
Panasonic Corp.	20,000	205,683
Persimmon PLC	2,788	66,786
PulteGroup, Inc.	2,350	50,220
Rinnai Corp.	300	28,159
Sekisui Chemical Co., Ltd.	4,000	56,007
Sekisui House Ltd.	5,000	80,669
Sharp Corp./Japan(b)(e)	13,744	18,834
Sony Corp.	11,500	369,806
Taylor Wimpey PLC	29,537	62,582
Techtronic Industries Co., Ltd.	11,400	46,178
Whirlpool Corp.	600	107,184

		1,999,441

Internet & Direct Marketing Retail – 0.7%
Amazon.com, Inc.(b)	2,970	2,284,405
Expedia, Inc.	890	97,117
Netflix, Inc.(b)	3,270	318,661
Priceline Group, Inc. (The)(b)	410	580,859
Rakuten, Inc.	8,427	106,389
Start Today Co., Ltd.	593	27,521
TripAdvisor, Inc.(b)	850	51,850
Zalando SE(a)(b)	891	34,022

		3,500,824

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	1,800	49,202
Hasbro, Inc.	850	69,479
Mattel, Inc.	2,550	84,482
Sankyo Co., Ltd.	400	13,898
Sega Sammy Holdings, Inc.	1,700	23,261
Shimano, Inc.	700	101,972
Yamaha Corp.	1,500	48,730

		391,024

Media – 1.0%
Altice NV – Class A(b)	3,402	56,828
Altice NV – Class B(b)	912	15,215
Axel Springer SE	451	22,955
CBS Corp. – Class B	3,150	160,744
Comcast Corp. – Class A	18,343	1,197,064
Dentsu, Inc.	2,000	110,153
Discovery Communications, Inc. – Class A(b)	1,100	28,061
Discovery Communications, Inc. – Class C(b)	1,800	44,676
Eutelsat Communications SA	1,690	32,923
Hakuhodo DY Holdings, Inc.	1,930	21,002
Interpublic Group of Cos., Inc. (The)	3,050	70,577

AB POOLING PORTFOLIOS •	177

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

ITV PLC	32,885	$86,638
JCDecaux SA	748	25,768
Lagardere SCA	1,200	29,323
News Corp. – Class A	2,875	40,423
News Corp. – Class B	802	11,573
Omnicom Group, Inc.	1,800	155,034
Pearson PLC	7,446	84,674
ProSiebenSat.1 Media SE	1,983	85,559
Publicis Groupe SA	1,715	127,582
REA Group Ltd.	557	24,489
RTL Group SA (London)(b)	380	32,030
Schibsted ASA(e)	798	25,286
Schibsted ASA – Class B	919	26,547
Scripps Networks Interactive, Inc. – Class A	700	44,359
SES SA	3,301	75,923
Singapore Press Holdings Ltd.(e)	14,000	38,695
Sky PLC	9,357	104,308
TEGNA, Inc.	1,650	33,429
Telenet Group Holding NV(b)	550	25,817
Time Warner, Inc.	5,950	466,539
Toho Co., Ltd./Tokyo(e)	1,000	29,164
Twenty-First Century Fox, Inc. – Class A	8,314	204,026
Twenty-First Century Fox, Inc. – Class B	3,257	80,936
Viacom, Inc. – Class B	2,600	104,884
Vivendi SA	10,541	204,166
Walt Disney Co. (The)	11,338	1,070,987
WPP PLC	11,734	270,914

		5,269,271

Multiline Retail – 0.2%
Dollar General Corp.	2,180	160,034
Dollar Tree, Inc.(b)	1,767	146,131
Don Quijote Holdings Co., Ltd.	1,100	35,954
Harvey Norman Holdings Ltd.	4,640	18,729
Isetan Mitsukoshi Holdings Ltd.	3,000	27,368
J Front Retailing Co., Ltd.(e)	2,000	22,615
Kohl’s Corp.	1,360	60,357
Macy’s, Inc.	2,310	83,576
Marks & Spencer Group PLC	14,701	66,497
Marui Group Co., Ltd.	1,900	23,171
Next PLC	1,298	94,199
Nordstrom, Inc.(e)	970	48,946
Ryohin Keikaku Co., Ltd.	237	42,791
Takashimaya Co., Ltd.(e)	2,392	17,522
Target Corp.	4,470	313,749

		1,161,639

Specialty Retail – 0.9%
ABC-Mart, Inc.	300	18,860
Advance Auto Parts, Inc.	558	87,818
AutoNation, Inc.(b)	530	25,096

178	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

AutoZone, Inc.(b)	260	$192,868
Bed Bath & Beyond, Inc.	1,150	53,326
Best Buy Co., Inc.	2,140	82,347
CarMax, Inc.(b)(e)	1,470	86,656
Dixons Carphone PLC	8,172	39,776
Dufry AG (REG)(b)	422	49,378
Fast Retailing Co., Ltd.	500	175,705
Foot Locker, Inc.	1,006	66,034
Gap, Inc. (The)	1,690	42,030
Hennes & Mauritz AB – Class B	8,605	261,926
Hikari Tsushin, Inc.	200	17,985
Home Depot, Inc. (The)	9,440	1,266,093
Industria de Diseno Textil SA	9,886	350,411
Kingfisher PLC	20,670	100,809
L Brands, Inc.	1,900	144,799
Lowe’s Cos., Inc.	6,740	516,014
Nitori Holdings Co., Ltd.	750	75,918
O’Reilly Automotive, Inc.(b)	730	204,363
Ross Stores, Inc.	3,020	187,965
Shimamura Co., Ltd.	200	23,152
Signet Jewelers Ltd.	606	49,680
Staples, Inc.	4,890	41,858
Tiffany & Co.(e)	820	58,523
TJX Cos., Inc. (The)	5,020	388,749
Tractor Supply Co.	1,023	85,881
Ulta Salon Cosmetics & Fragrance, Inc.(b)	514	127,066
Urban Outfitters, Inc.(b)	630	22,586
USS Co., Ltd.	1,990	31,840
Yamada Denki Co., Ltd.	5,690	26,619

		4,902,131

Textiles, Apparel & Luxury Goods – 0.6%
adidas AG	1,707	283,717
Asics Corp.	1,000	20,299
Burberry Group PLC	4,033	69,109
Christian Dior SE	495	85,779
Cie Financiere Richemont SA	4,731	272,698
Coach, Inc.	2,100	80,178
Hanesbrands, Inc.	2,845	75,506
Hermes International	240	101,537
HUGO BOSS AG	640	39,011
Kering	687	130,541
Li & Fung Ltd.(e)	52,000	26,701
Luxottica Group SpA	1,534	74,048
LVMH Moet Hennessy Louis Vuitton SE	2,527	427,590
Michael Kors Holdings Ltd.(b)	1,310	64,125
NIKE, Inc. – Class B	10,100	582,164
Pandora A/S	1,053	131,120
PVH Corp.	611	65,841
Ralph Lauren Corp.	450	46,629
Swatch Group AG (The)	280	72,124

AB POOLING PORTFOLIOS •	179

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Swatch Group AG (The) (REG)	499	$25,360
Under Armour, Inc. – Class A(b)(e)	1,375	54,491
Under Armour, Inc. – Class C(b)	1,403	50,017
VF Corp.	2,500	155,125
Yue Yuen Industrial Holdings Ltd.	6,500	27,631

		2,961,341

		31,373,951

Consumer Staples – 5.5%
Beverages – 1.2%
Anheuser-Busch InBev SA/NV	7,288	904,234
Asahi Group Holdings Ltd.	3,500	114,515
Brown-Forman Corp. – Class B	1,500	72,825
Carlsberg A/S – Class B	970	91,055
Coca-Cola Amatil Ltd.	4,782	35,090
Coca-Cola Co. (The)	29,550	1,283,357
Coca-Cola European Partners PLC(b)	1,963	75,753
Coca-Cola HBC AG(b)	1,750	38,509
Constellation Brands, Inc. – Class A	1,350	221,468
Diageo PLC	22,806	632,066
Dr Pepper Snapple Group, Inc.	1,400	131,180
Heineken Holding NV	914	73,678
Heineken NV	2,088	187,004
Kirin Holdings Co., Ltd.	7,000	114,071
Molson Coors Brewing Co. – Class B	1,400	143,248
Monster Beverage Corp.(b)	1,060	163,123
PepsiCo, Inc.	11,000	1,174,250
Pernod Ricard SA	1,925	221,499
Remy Cointreau SA	244	21,322
SABMiller PLC (London)	8,814	509,279
Suntory Beverage & Food Ltd.	1,267	50,336
Treasury Wine Estates Ltd.	6,163	51,893

		6,309,755

Food & Staples Retailing – 1.0%
Aeon Co., Ltd.(e)	5,900	81,133
Carrefour SA	5,020	126,673
Casino Guichard Perrachon SA	561	27,807
Colruyt SA	645	35,427
Costco Wholesale Corp.	3,350	543,002
CVS Health Corp.	8,150	761,210
Distribuidora Internacional de Alimentacion SA	5,197	31,743
FamilyMart Co., Ltd.(e)	500	35,840
ICA Gruppen AB(e)	823	28,133
J Sainsbury PLC	11,245	35,486
Jeronimo Martins SGPS SA	2,415	39,047
Koninklijke Ahold Delhaize NV	11,605	278,598
Kroger Co. (The)	7,250	231,928
Lawson, Inc.(e)	600	42,118
METRO AG	1,646	48,786

180	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Seven & i Holdings Co., Ltd.	6,900	$290,436
Sundrug Co., Ltd.	400	28,979
Sysco Corp.	3,950	204,847
Tesco PLC(b)	73,779	161,165
Tsuruha Holdings, Inc.	400	39,212
Wal-Mart Stores, Inc.	11,600	828,704
Walgreens Boots Alliance, Inc.	6,550	528,651
Wesfarmers Ltd.	10,206	325,135
Whole Foods Market, Inc.	2,400	72,912
Wm Morrison Supermarkets PLC(e)	18,524	47,931
Woolworths Ltd.(e)	11,518	204,920

		5,079,823

Food Products – 1.2%
Ajinomoto Co., Inc.	5,000	106,115
Archer-Daniels-Midland Co.	4,450	194,732
Aryzta AG(b)	855	34,093
Associated British Foods PLC(e)	3,229	128,952
Barry Callebaut AG (REG)(b)	24	30,859
Calbee, Inc.	800	29,091
Campbell Soup Co.	1,350	81,972
Chocoladefabriken Lindt & Spruengli AG	9	52,145
Chocoladefabriken Lindt & Spruengli AG (REG)	1	68,822
ConAgra Foods, Inc.	3,300	153,813
Danone SA	5,342	406,673
General Mills, Inc.	4,500	318,690
Golden Agri-Resources Ltd.	63,000	16,617
Hershey Co. (The)	1,050	104,885
Hormel Foods Corp.	2,050	78,433
JM Smucker Co. (The)	900	127,611
Kellogg Co.	1,900	156,199
Kerry Group PLC – Class A	1,435	121,939
Kikkoman Corp.	2,000	62,935
Kraft Heinz Co. (The)	4,550	407,179
Marine Harvest ASA(b)	3,482	53,783
McCormick & Co., Inc./MD	900	91,764
Mead Johnson Nutrition Co. – Class A	1,400	119,098
MEIJI Holdings Co., Ltd.	1,100	99,109
Mondelez International, Inc. – Class A	11,750	528,985
Nestle SA (REG)	28,896	2,302,802
NH Foods Ltd.	2,000	43,873
Nisshin Seifun Group, Inc.	2,000	28,293
Nissin Foods Holdings Co., Ltd.(e)	600	33,294
Orkla ASA	7,387	67,602
Tate & Lyle PLC	3,894	37,525
Toyo Suisan Kaisha Ltd.	1,000	41,013
Tyson Foods, Inc. – Class A	2,250	170,033
WH Group Ltd.(a)	48,900	38,391
Wilmar International Ltd.	17,000	38,331

AB POOLING PORTFOLIOS •	181

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Yakult Honsha Co., Ltd.	800	$35,363
Yamazaki Baking Co., Ltd.	1,000	22,735

		6,433,749

Household Products – 0.8%
Church & Dwight Co., Inc.	984	97,829
Clorox Co. (The)	1,000	131,040
Colgate-Palmolive Co.	6,800	505,512
Henkel AG & Co. KGaA	942	105,552
Henkel AG & Co. KGaA (Preference Shares)	1,615	211,675
Kimberly-Clark Corp.	2,750	352,165
Procter & Gamble Co. (The)	20,250	1,768,027
Reckitt Benckiser Group PLC	5,763	556,698
Svenska Cellulosa AB SCA – Class B	5,491	168,769
Unicharm Corp.	3,700	89,919

		3,987,186

Personal Products – 0.4%
Beiersdorf AG	914	84,955
Estee Lauder Cos., Inc. (The) – Class A	1,700	151,691
Kao Corp.	4,600	239,193
Kose Corp.	309	27,764
L’Oreal SA	2,296	434,750
Pola Orbis Holdings, Inc.	250	19,967
Shiseido Co., Ltd.	3,500	88,103
Unilever NV	14,763	679,262
Unilever PLC	11,632	539,972

		2,265,657

Tobacco – 0.9%
Altria Group, Inc.	14,850	981,437
British American Tobacco PLC	16,895	1,048,209
Imperial Brands PLC	8,689	455,766
Japan Tobacco, Inc.	9,969	386,289
Philip Morris International, Inc.	11,800	1,179,174
Reynolds American, Inc.	6,288	311,696
Swedish Match AB	1,789	63,706

		4,426,277

		28,502,447

Energy – 3.0%
Energy Equipment & Services – 0.3%
Baker Hughes, Inc.	3,300	162,129
Diamond Offshore Drilling, Inc.(e)	450	8,311
FMC Technologies, Inc.(b)	1,700	47,940
Halliburton Co.	6,500	279,565
Helmerich & Payne, Inc.(e)	800	48,368
National Oilwell Varco, Inc.	2,850	95,589
Petrofac Ltd.	2,166	23,646
Saipem SpA(b)	50,853	23,330
Schlumberger Ltd.	10,543	832,897
Technip SA	985	58,327

182	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tenaris SA	4,292	$59,059
Transocean Ltd.(b)(e)	2,565	24,880

		1,664,041

Oil, Gas & Consumable Fuels – 2.7%
Anadarko Petroleum Corp.	3,850	205,859
Apache Corp.	2,850	141,645
BP PLC	167,531	941,789
Cabot Oil & Gas Corp.	3,500	86,205
Caltex Australia Ltd.	2,467	62,776
Chesapeake Energy Corp.(b)(e)	4,400	27,940
Chevron Corp.	14,350	1,443,323
Cimarex Energy Co.	733	96,888
Concho Resources, Inc.(b)	997	128,812
ConocoPhillips	9,400	385,870
Devon Energy Corp.	3,950	171,154
Eni SpA	23,055	348,041
EOG Resources, Inc.	4,200	371,658
EQT Corp.	1,300	92,950
Exxon Mobil Corp.	31,503	2,745,171
Galp Energia SGPS SA	4,230	61,600
Hess Corp.	2,000	108,600
Idemitsu Kosan Co., Ltd.	800	14,578
Inpex Corp.	8,614	74,663
JX Holdings, Inc.	19,000	70,958
Kinder Morgan, Inc./DE	13,863	302,907
Koninklijke Vopak NV	688	34,968
Lundin Petroleum AB(b)	1,830	32,188
Marathon Oil Corp.	6,400	96,128
Marathon Petroleum Corp.	4,000	170,040
Murphy Oil Corp.	1,200	32,064
Neste Oyj	1,217	50,691
Newfield Exploration Co.(b)	1,450	62,872
Noble Energy, Inc.	3,250	112,060
Occidental Petroleum Corp.	5,800	445,730
Oil Search Ltd.	11,443	57,499
OMV AG	1,407	39,424
ONEOK, Inc.	1,550	72,680
Origin Energy Ltd.	15,858	62,467
Phillips 66	3,550	278,497
Pioneer Natural Resources Co.	1,250	223,812
Range Resources Corp.	1,250	48,213
Repsol SA	10,051	135,019
Royal Dutch Shell PLC – Class A	38,151	932,400
Royal Dutch Shell PLC – Class B	33,944	864,110
Santos Ltd.	13,274	43,957
Showa Shell Sekiyu KK	1,700	14,474
Southwestern Energy Co.(b)	2,900	40,339
Spectra Energy Corp.	5,200	185,224
Statoil ASA	10,114	158,667
Tesoro Corp.	900	67,878

AB POOLING PORTFOLIOS •	183

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

TonenGeneral Sekiyu KK	2,000	$18,457
TOTAL SA	20,016	956,292
Valero Energy Corp.	3,550	196,492
Williams Cos., Inc. (The)	5,150	143,891
Woodside Petroleum Ltd.(e)	6,720	143,968

		13,603,888

		15,267,929

Equity: Other – 2.7%
Diversified/Specialty – 1.9%
Activia Properties, Inc.	12	61,192
Aedifica SA(b)	247	19,644
Affine SA	130	2,291
Alexander’s, Inc.	55	23,651
Alexandria Real Estate Equities, Inc.	1,590	175,043
American Assets Trust, Inc.	830	36,769
American Homes 4 Rent – Class A	3,939	86,146
ANF Immobilier	152	3,730
Azrieli Group Ltd.	1,404	61,387
Beni Stabili SpA SIIQ(b)	22,857	14,022
British Land Co. PLC (The)	30,811	268,351
Canadian Real Estate Investment Trust	1,550	57,442
CapitaLand Ltd.	77,450	174,147
Champion REIT	50,600	32,236
Cheung Kong Property Holdings Ltd.	84,844	594,795
City Developments Ltd.	16,000	99,487
Cofinimmo SA	450	55,483
Conwert Immobilien Invest SE(b)	1,474	25,882
Daejan Holdings PLC	105	7,397
Dexus Property Group	28,897	210,791
DIC Asset AG	730	7,080
Digital Realty Trust, Inc.(e)	4,575	453,337
Dios Fastigheter AB	989	7,744
DuPont Fabros Technology, Inc.	1,548	65,635
F&C Commercial Property Trust Ltd.(e)	11,273	18,661
Fastighets AB Balder – Class B(b)	1,980	55,257
Fonciere Des Regions	1,113	104,170
Forest City Realty Trust, Inc. – Class A	4,990	118,063
Four Corners Property Trust, Inc.	1,250	25,888
Fukuoka REIT Corp.(e)	14	25,189
Gaming and Leisure Properties, Inc.	4,234	144,845
Gecina SA	1,229	192,626
GPT Group (The)	54,800	219,194
Granite Real Estate Investment Trust (Toronto)	1,000	31,783
Great Portland Estates PLC	7,391	65,766
H&R Real Estate Investment Trust	6,036	107,335
Hamborner REIT AG	1,250	14,717
Hang Lung Properties Ltd.	62,900	142,974
Helical PLC	2,050	7,659

184	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hemfosa Fastigheter AB	2,048	$22,646
Henderson Land Development Co., Ltd.	36,092	210,580
Hispania Activos Inmobiliarios SOCIMI SA(b)	1,900	25,530
Hufvudstaden AB – Class A	2,380	41,372
Hulic Co., Ltd.	10,119	95,955
Hulic Reit, Inc.(e)	18	31,737
Hysan Development Co., Ltd.	18,250	87,997
ICADE	1,129	87,290
Investors Real Estate Trust	2,557	16,978
Invincible Investment Corp.(e)	63	40,465
Kennedy Wilson Europe Real Estate PLC	2,550	32,258
Kerry Properties Ltd.	19,550	56,777
Kiwi Property Group Ltd.	27,131	30,513
Klovern AB – Class B	8,030	10,931
Land Securities Group PLC	24,024	345,123
Lar Espana Real Estate Socimi SA	1,100	7,721
Lexington Realty Trust	5,010	54,058
LondonMetric Property PLC	12,498	26,947
Mapletree Commercial Trust	32,794	37,549
Merlin Properties Socimi SA	6,931	80,600
Mitsubishi Estate Co., Ltd.(e)	37,440	709,303
Mitsui Fudosan Co., Ltd.	28,040	605,488
Mobimo Holding AG (Reg)(b)	126	31,424
Mori Trust Sogo Reit, Inc.	22	38,858
New World Development Co., Ltd.	170,200	212,832
Nomura Real Estate Holdings, Inc.	3,630	59,202
Nomura Real Estate Master Fund, Inc.(e)	110	181,626
NSI NV	2,942	12,484
Orix JREIT, Inc.(e)	52	90,955
Premier Investment Corp.(e)	27	36,626
QTS Realty Trust, Inc. – Class A	980	53,106
Redefine International PLC/Isle of Man	25,350	14,678
Schroder Real Estate Investment Trust Ltd.	11,079	8,438
Select Income REIT	1,435	39,161
Silver Bay Realty Trust Corp.	680	12,940
Sino Land Co., Ltd.	90,810	155,202
Spirit Realty Capital, Inc.	9,836	130,327
Sponda Oyj	5,258	27,455
STORE Capital Corp.	3,151	93,364
Sumitomo Realty & Development Co., Ltd.	11,990	317,115
Sun Hung Kai Properties Ltd.	43,150	606,183
Suntec Real Estate Investment Trust	72,500	89,064
Swire Properties Ltd.	34,780	97,821
Swiss Prime Site AG (Reg)(b)	1,984	174,564
TLG Immobilien AG	1,176	26,589
Tokyu REIT, Inc.(e)	19	26,031
Top REIT, Inc.(b)(e)	4	17,300
United Urban Investment Corp.	84	149,796
UOL Group Ltd.	14,350	58,470
VEREIT, Inc.	19,370	202,417

AB POOLING PORTFOLIOS •	185

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wallenstam AB – Class B(e)	4,180	$35,692
Washington Real Estate Investment Trust	1,564	50,830
WCM Beteiligungs & Grundbesitz-AG(b)	1,700	6,045
Wharf Holdings Ltd. (The)	37,650	265,339
Wihlborgs Fastigheter AB	1,420	30,843
WP Carey, Inc.	1,939	129,234

		9,957,638

Health Care – 0.6%
Assura PLC	35,010	26,894
Care Capital Properties, Inc.	1,796	53,862
Chartwell Retirement Residences	3,660	43,064
HCP, Inc.	13,510	531,348
Healthcare Realty Trust, Inc.	2,220	77,833
Healthcare Trust of America, Inc. – Class A	2,895	97,677
LTC Properties, Inc.	810	42,055
Medical Properties Trust, Inc.	5,080	77,572
National Health Investors, Inc.	764	61,334
New Senior Investment Group, Inc.	1,690	20,939
Omega Healthcare Investors, Inc.	3,578	129,524
Physicians Realty Trust	2,853	61,083
Primary Health Properties PLC	12,240	17,761
Sabra Health Care REIT, Inc.	1,380	35,162
Senior Housing Properties Trust	5,090	113,711
Target Healthcare REIT Ltd.	5,380	7,789
Universal Health Realty Income Trust	279	17,184
Ventas, Inc.	9,797	711,947
Welltower, Inc.	10,320	792,060

		2,918,799

Triple Net – 0.2%
Agree Realty Corp.	458	21,979
EPR Properties	1,347	105,497
Getty Realty Corp.	536	12,612
National Retail Properties, Inc.	3,085	154,559
Realty Income Corp.	7,470	491,003

		785,650

		13,662,087

Materials – 2.4%
Chemicals – 1.4%
Air Liquide SA	3,120	343,069
Air Products & Chemicals, Inc.	1,500	233,430
Air Water, Inc.	1,000	18,517
Akzo Nobel NV	2,244	151,263
Albemarle Corp.	861	68,854
Arkema SA	623	55,744
Asahi Kasei Corp.	11,000	92,932
BASF SE	8,324	675,206
CF Industries Holdings, Inc.	1,750	45,500
Chr Hansen Holding A/S	905	54,911

186	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Covestro AG(a)	698	$36,297
Croda International PLC	1,214	52,782
Daicel Corp.	2,000	25,557
Dow Chemical Co. (The)	8,500	455,940
Eastman Chemical Co.	1,100	74,679
Ecolab, Inc.	2,000	246,100
EI du Pont de Nemours & Co.	6,650	462,840
EMS-Chemie Holding AG (REG)	79	42,069
Evonik Industries AG	1,331	44,661
FMC Corp.	1,000	46,940
FUCHS PETROLUB SE (Preference Shares)	705	32,038
Givaudan SA (REG)	84	173,748
Hitachi Chemical Co., Ltd.	900	19,429
Incitec Pivot Ltd.	14,088	30,115
International Flavors & Fragrances, Inc.	600	83,148
Israel Chemicals Ltd.	4,259	18,016
Johnson Matthey PLC	1,754	76,899
JSR Corp.	1,700	24,893
K&S AG (REG)(e)	1,810	37,830
Kaneka Corp.	2,000	16,334
Kansai Paint Co., Ltd.	2,000	44,101
Koninklijke DSM NV	1,645	114,823
Kuraray Co., Ltd.	3,000	42,930
LANXESS AG	872	46,423
Linde AG	1,684	287,548
LyondellBasell Industries NV – Class A	2,590	204,325
Mitsubishi Chemical Holdings Corp.	12,000	75,935
Mitsubishi Gas Chemical Co., Inc.	3,000	20,324
Mitsui Chemicals, Inc.	8,000	38,355
Monsanto Co.	3,300	351,450
Mosaic Co. (The)	2,650	79,685
Nippon Paint Holdings Co., Ltd.	2,000	71,731
Nitto Denko Corp.	1,500	102,529
Novozymes A/S – Class B	2,115	91,755
OCI NV(b)(e)	792	13,899
Orica Ltd.	3,118	34,527
PPG Industries, Inc.	2,000	211,760
Praxair, Inc.	2,150	262,386
Sherwin-Williams Co. (The)	600	170,226
Shin-Etsu Chemical Co., Ltd.	3,600	264,643
Sika AG	20	95,356
Solvay SA	672	73,872
Sumitomo Chemical Co., Ltd.	14,000	64,229
Symrise AG	1,118	82,241
Syngenta AG (REG)	843	368,032
Taiyo Nippon Sanso Corp.	1,000	10,170
Teijin Ltd.	8,000	29,872
Toray Industries, Inc.	13,000	125,289
Umicore SA	891	52,664
Yara International ASA	1,645	58,254

		7,229,075

AB POOLING PORTFOLIOS •	187

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.2%
Boral Ltd.	6,209	$30,790
CRH PLC	7,460	250,724
Fletcher Building Ltd.	5,766	44,298
HeidelbergCement AG	1,278	118,597
Imerys SA	373	26,326
James Hardie Industries PLC	4,050	65,844
LafargeHolcim Ltd. (REG)(b)	4,125	219,009
Martin Marietta Materials, Inc.	498	91,149
Taiheiyo Cement Corp.	10,000	30,386
Vulcan Materials Co.	1,000	113,870

		990,993

Containers & Packaging – 0.1%
Amcor Ltd./Australia	10,496	126,039
Avery Dennison Corp.	650	50,336
Ball Corp.	1,050	83,149
International Paper Co.	3,100	150,319
Owens-Illinois, Inc.(b)	1,200	21,516
Sealed Air Corp.	1,450	68,338
Toyo Seikan Group Holdings Ltd.	1,500	27,812
WestRock Co.	1,910	91,489

		618,998

Metals & Mining – 0.6%
Alcoa, Inc.	9,950	100,296
Alumina Ltd.	20,440	20,407
Anglo American PLC(b)	12,704	130,219
Antofagasta PLC(e)	3,292	21,399
ArcelorMittal (Euronext Amsterdam)(b)	16,670	98,889
BHP Billiton Ltd.	29,106	446,723
BHP Billiton PLC	19,141	248,968
Boliden AB	2,552	53,998
Fortescue Metals Group Ltd.(e)	13,000	47,840
Freeport-McMoRan, Inc.	9,500	97,755
Fresnillo PLC	2,126	44,869
Glencore PLC(b)	110,886	253,735
Hitachi Metals Ltd.	2,000	24,261
JFE Holdings, Inc.	4,700	73,086
Kobe Steel Ltd.	28,000	26,028
Maruichi Steel Tube Ltd.	500	17,278
Mitsubishi Materials Corp.	10,000	28,249
Newcrest Mining Ltd.(b)	6,947	114,505
Newmont Mining Corp.	4,000	152,960
Nippon Steel & Sumitomo Metal Corp.	7,200	153,174
Norsk Hydro ASA	11,230	47,662
Nucor Corp.	2,400	116,424
Randgold Resources Ltd.	848	79,504
Rio Tinto Ltd.	3,845	137,551
Rio Tinto PLC	11,208	337,391
South32 Ltd.(b)	44,455	64,056

188	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Metal Mining Co., Ltd.	4,000	$50,841
thyssenkrupp AG	3,334	77,601
voestalpine AG	1,089	36,092

		3,101,761

Paper & Forest Products – 0.1%
Mondi PLC	3,328	67,719
Oji Holdings Corp.	7,000	28,157
Stora Enso Oyj – Class R	4,600	40,600
UPM-Kymmene Oyj	4,837	97,224

		233,700

		12,174,527

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	46,792	1,912,857
Bezeq The Israeli Telecommunication Corp., Ltd.	17,319	34,810
BT Group PLC	76,739	389,447
CenturyLink, Inc.	4,150	115,370
Deutsche Telekom AG (REG)	29,224	487,495
Elisa Oyj	1,320	46,445
Frontier Communications Corp.(e)	8,890	40,894
HKT Trust & HKT Ltd. – Class SS	22,100	30,426
Iliad SA	245	50,628
Inmarsat PLC	3,757	38,074
Koninklijke KPN NV	28,526	93,265
Level 3 Communications, Inc.(b)	2,189	108,640
Nippon Telegraph & Telephone Corp.	6,300	277,005
Orange SA	18,004	274,452
PCCW Ltd.	37,000	23,447
Proximus SADP	1,432	43,858
SFR Group SA	1,091	29,086
Singapore Telecommunications Ltd.	72,000	213,525
Spark New Zealand Ltd.	15,278	42,157
Swisscom AG (REG)	235	112,407
TDC A/S(b)	6,780	37,496
Telecom Italia SpA/Milano (ordinary shares)(b)	91,758	83,288
Telecom Italia SpA/Milano (savings shares)(b)	50,334	36,910
Telefonica Deutschland Holding AG	6,209	25,497
Telefonica SA	40,579	409,434
Telenor ASA	6,804	118,655
Telia Co. AB	23,545	106,251
Telstra Corp., Ltd.	38,778	153,131
TPG Telecom Ltd.	2,834	25,929
Verizon Communications, Inc.	30,970	1,620,660
Vocus Communications Ltd.	4,201	24,253

		7,005,792

AB POOLING PORTFOLIOS •	189

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.4%
KDDI Corp.	17,071	$499,064
Millicom International Cellular SA	637	32,614
NTT DOCOMO, Inc.	12,960	326,842
SoftBank Group Corp.	8,700	567,538
StarHub Ltd.	5,000	13,420
Tele2 AB – Class B	2,686	22,326
Vodafone Group PLC	240,669	726,255

		2,188,059

		9,193,851

Retail – 1.8%
Regional Mall – 0.7%
CapitaLand Mall Trust	78,550	124,463
CBL & Associates Properties, Inc.	3,600	51,372
General Growth Properties, Inc.	15,180	442,346
Macerich Co. (The)	4,170	341,481
Pennsylvania Real Estate Investment Trust	1,410	35,377
Simon Property Group, Inc.	9,063	1,952,805
Taubman Centers, Inc.	1,300	100,971
Washington Prime Group, Inc.(b)	3,938	54,108
Westfield Corp.	59,326	455,027

		3,557,950

Shopping Center/Other Retail – 1.1%
Acadia Realty Trust	1,500	55,410
Aeon Mall Co., Ltd.	3,432	48,376
AEON REIT Investment Corp.	22	27,360
Brixmor Property Group, Inc.	6,449	184,183
BWP Trust	10,468	25,534
Capital & Counties Properties PLC(e)	15,561	60,610
Cedar Realty Trust, Inc.	1,830	13,853
Charter Hall Retail REIT	7,330	23,538
Citycon Oyj	8,390	21,518
Crombie Real Estate Investment Trust	1,650	18,886
DDR Corp.	6,660	125,941
Deutsche EuroShop AG	995	45,757
Equity One, Inc.	1,956	60,714
Eurocommercial Properties NV	978	44,512
Federal Realty Investment Trust	2,056	326,904
First Capital Realty, Inc.	1,980	33,503
Fortune Real Estate Investment Trust	28,210	36,055
Frontier Real Estate Investment Corp.	10	48,907
Hammerson PLC	23,348	177,863
Immobiliare Grande Distribuzione SIIQ SpA	7,864	6,356
Intu Properties PLC(e)	27,936	116,026
Japan Retail Fund Investment Corp.(e)	79	177,614
Kenedix Retail REIT Corp.	9	22,515
Kimco Realty Corp.	12,146	364,987
Kite Realty Group Trust	1,742	50,309

190	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Klepierre	6,390	$300,093
Link REIT	68,300	496,125
Mercialys SA	870	20,261
Ramco-Gershenson Properties Trust	1,659	32,234
Regency Centers Corp.	2,102	169,295
Retail Opportunity Investments Corp.	2,115	47,186
Retail Properties of America, Inc. – Class A	5,030	85,510
RioCan Real Estate Investment Trust (Toronto)	6,822	143,265
Saul Centers, Inc.	297	19,685
Scentre Group	157,868	588,955
Seritage Growth Properties – Class A(e)	550	24,475
Shaftesbury PLC	5,963	75,757
Shopping Centres Australasia Property Group	15,680	27,181
Smart Real Estate Investment Trust	2,400	64,859
Tanger Factory Outlet Centers, Inc.	2,040	82,906
Unibail-Rodamco SE	3,024	832,105
Urban Edge Properties	1,890	54,167
Urstadt Biddle Properties, Inc. – Class A	550	12,490
Vastned Retail NV	390	16,150
Vicinity Centres	100,940	250,830
Weingarten Realty Investors	2,428	100,155
Wereldhave Belgium NV	50	6,246
Wereldhave NV	850	40,800

		5,607,961

		9,165,911

Utilities – 1.7%
Electric Utilities – 1.0%
Alliant Energy Corp.	1,741	66,071
American Electric Power Co., Inc.	3,700	238,909
AusNet Services	14,770	19,074
Cheung Kong Infrastructure Holdings Ltd.	6,000	50,338
Chubu Electric Power Co., Inc.	5,800	78,436
Chugoku Electric Power Co., Inc. (The)	2,500	30,029
CLP Holdings Ltd.	14,500	148,621
Contact Energy Ltd.	6,015	22,691
Duke Energy Corp.	5,208	414,869
Edison International	2,450	178,164
EDP – Energias de Portugal SA	20,987	70,508
Electricite de France SA	2,084	26,754
Endesa SA	2,904	59,180
Enel SpA	69,102	305,357
Entergy Corp.	1,350	105,570
Eversource Energy	2,400	129,528
Exelon Corp.	6,982	237,388
FirstEnergy Corp.	3,200	104,736
Fortum Oyj	4,025	62,089

AB POOLING PORTFOLIOS •	191

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

HK Electric Investments & HK Electric Investments Ltd. – Class SS(a)(e)	22,100	$20,705
Hokuriku Electric Power Co.(e)	1,500	17,933
Iberdrola SA	49,279	324,597
Kansai Electric Power Co., Inc. (The)(b)	6,300	54,029
Kyushu Electric Power Co., Inc.	3,500	32,604
Mercury NZ Ltd.(e)	5,845	13,441
NextEra Energy, Inc.	3,500	423,290
PG&E Corp.	3,750	232,275
Pinnacle West Capital Corp.	850	63,784
Power Assets Holdings Ltd.	12,500	119,402
PPL Corp.	5,100	177,378
Red Electrica Corp. SA	3,924	84,560
Shikoku Electric Power Co., Inc.(e)	1,500	14,311
Southern Co. (The)	7,100	364,443
SSE PLC	9,119	180,275
Terna Rete Elettrica Nazionale SpA	13,661	70,643
Tohoku Electric Power Co., Inc.	4,100	51,434
Tokyo Electric Power Co., Holdings, Inc.(b)	13,100	52,797
Xcel Energy, Inc.	3,850	159,236

		4,805,449

Gas Utilities – 0.1%
APA Group	10,098	70,010
Enagas SA	2,060	60,537
Gas Natural SDG SA	3,178	65,650
Hong Kong & China Gas Co., Ltd.	81,387	155,030
Osaka Gas Co., Ltd.	16,000	63,048
Snam SpA	22,207	123,258
Toho Gas Co., Ltd.	3,000	25,522
Tokyo Gas Co., Ltd.	18,000	77,237

		640,292

Independent Power and Renewable Electricity Producers – 0.0%
AES Corp./VA	5,000	60,350
Electric Power Development Co., Ltd.	1,300	31,730
Meridian Energy Ltd.	10,701	22,505
NRG Energy, Inc.	2,350	28,458

		143,043

Multi-Utilities – 0.6%
AGL Energy Ltd.	6,115	85,149
Ameren Corp.	1,800	88,956
CenterPoint Energy, Inc.	3,250	73,027
Centrica PLC	49,169	150,347
CMS Energy Corp.	2,100	88,137
Consolidated Edison, Inc.	2,300	173,075
Dominion Resources, Inc./VA	4,700	348,552
DTE Energy Co.	1,350	125,415
DUET Group	19,383	38,300
E.ON SE	18,134	166,768

192	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Engie SA	13,242	$211,628
National Grid PLC	33,946	467,165
NiSource, Inc.	2,400	57,456
Public Service Enterprise Group, Inc.	3,800	162,488
RWE AG(b)	4,435	72,384
SCANA Corp.	1,100	77,715
Sempra Energy	1,800	188,334
Suez	3,029	45,930
United Utilities Group PLC	6,180	78,915
Veolia Environnement SA	4,085	87,050
WEC Energy Group, Inc.	2,395	143,413

		2,930,204

Water Utilities – 0.0%
American Water Works Co., Inc.	1,354	100,182
Severn Trent PLC	2,132	66,723

		166,905

		8,685,893

Residential – 1.3%
Multi-Family – 1.0%
ADLER Real Estate AG(b)(e)	500	7,610
ADO Properties SA(a)	558	24,432
Advance Residence Investment Corp.	26	69,365
Apartment Investment & Management Co. – Class A	4,520	204,213
AvalonBay Communities, Inc.	3,981	696,714
Boardwalk Real Estate Investment Trust	850	32,661
BUWOG AG(b)	1,548	40,269
Camden Property Trust	1,850	162,374
Canadian Apartment Properties REIT	2,700	61,519
D Carnegie & Co. AB(b)	950	12,068
Daiwa House Residential Investment Corp.(e)	27	76,239
Deutsche Wohnen AG	10,045	377,086
Empiric Student Property PLC	10,700	16,053
Equity LifeStyle Properties, Inc.	1,649	127,847
Equity Residential	10,460	678,540
Essex Property Trust, Inc.	1,918	435,578
Grainger PLC	8,775	26,691
Grand City Properties SA	2,160	47,375
Irish Residential Properties REIT PLC	7,500	9,788
Japan Rental Housing Investments, Inc.	32	25,389
Killam Apartment Real Estate Investment Trust	1,050	9,904
LEG Immobilien AG(b)	1,350	131,599
Mid-America Apartment Communities, Inc.	1,612	151,512
Milestone Apartments Real Estate Investment Trust	1,500	22,522
Mirvac Group	110,255	191,895
Monogram Residential Trust, Inc.	3,600	37,872
Nippon Accommodations Fund, Inc.	10	42,871

AB POOLING PORTFOLIOS •	193

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Northview Apartment Real Estate Investment Trust	950	$14,669
Post Properties, Inc.	1,130	74,896
Sekisui House SI Residential Investment Corp.(e)	21	24,282
Stockland	72,975	265,667
Sun Communities, Inc.	1,216	93,048
TAG Immobilien AG	2,820	40,526
UDR, Inc.	7,692	278,297
UNITE Group PLC (The)	4,783	39,363
Vonovia SE	14,200	551,725

		5,102,459

Self Storage – 0.3%
Big Yellow Group PLC	3,054	30,371
CubeSmart	3,768	103,733
Extra Space Storage, Inc.	3,510	282,730
Life Storage, Inc.	984	88,560
Public Storage	4,285	959,583
Safestore Holdings PLC	4,430	21,670

		1,486,647

Single Family – 0.0%
Colony Starwood Homes(e)	1,050	32,550

Student Housing – 0.0%
American Campus Communities, Inc.	2,800	140,308
Education Realty Trust, Inc.	1,393	63,117

		203,425

		6,825,081

Office – 0.9%
Office – 0.9%
Allied Properties Real Estate Investment Trust	1,667	46,817
Allreal Holding AG (Reg)(b)	200	29,505
alstria office REIT-AG(b)	2,250	31,378
Befimmo SA	370	24,784
Boston Properties, Inc.	4,450	623,579
Brandywine Realty Trust	3,751	60,504
CA Immobilien Anlagen AG(b)	1,523	28,905
CapitaLand Commercial Trust	60,050	68,036
Castellum AB	5,256	79,464
Columbia Property Trust, Inc.	2,600	61,308
Cominar Real Estate Investment Trust	3,605	45,221
Corporate Office Properties Trust	2,030	57,896
Cousins Properties, Inc.	4,429	48,808
Cromwell Property Group	31,286	23,959
Daiwa Office Investment Corp.	6	35,912
Derwent London PLC	2,140	76,761
Douglas Emmett, Inc.	2,940	110,426

194	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Dream Global Real Estate Investment Trust	1,980	$13,513
Dream Office Real Estate Investment Trust	2,280	27,922
Empire State Realty Trust, Inc. – Class A	2,039	43,777
Entra ASA(a)	1,348	14,429
Equity Commonwealth(b)	2,704	84,608
Fabege AB	2,840	52,638
First Potomac Realty Trust	1,230	12,386
Fonciere de Paris SIIC	60	9,391
Franklin Street Properties Corp.	1,870	23,487
Government Properties Income Trust(e)	1,508	35,136
Green REIT PLC	14,440	23,726
Hibernia REIT PLC	14,640	22,813
Highwoods Properties, Inc.	2,110	111,914
Hongkong Land Holdings Ltd.	35,750	231,706
Hudson Pacific Properties, Inc.	2,328	77,918
Inmobiliaria Colonial SA	4,882	36,209
Investa Office Fund	12,110	41,454
Japan Excellent, Inc.	25	33,706
Japan Prime Realty Investment Corp.	26	115,000
Japan Real Estate Investment Corp.(e)	39	229,329
Kenedix Office Investment Corp. – Class A(e)	8	48,269
Keppel REIT	40,420	31,590
Kilroy Realty Corp.	1,984	144,098
Liberty Property Trust	3,160	130,287
Mack-Cali Realty Corp.	1,907	52,938
Mori Hills REIT Investment Corp.	31	46,896
New York REIT, Inc.	3,460	33,424
Nippon Building Fund, Inc.	43	263,170
Norwegian Property ASA	5,247	6,617
NTT Urban Development Corp.	3,372	30,991
Paramount Group, Inc.	3,071	55,278
Parkway Properties, Inc./Md	1,700	30,600
Piedmont Office Realty Trust, Inc. – Class A(e)	3,100	66,991
PS Business Parks, Inc.	440	48,743
PSP Swiss Property AG (REG)	860	82,404
SL Green Realty Corp.	2,930	344,919
Technopolis Oyj	2,057	9,063
Tier REIT, Inc.	1,000	16,020
Tokyo Tatemono Co., Ltd.	6,100	71,709
Vornado Realty Trust	4,990	515,517
Workspace Group PLC	2,497	22,509

		4,746,358

Real Estate – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.2%
American Tower Corp.	3,220	365,083
Crown Castle International Corp.	2,580	244,507
Equinix, Inc.	524	193,173

AB POOLING PORTFOLIOS •	195

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iron Mountain, Inc.	1,780	$68,370
Weyerhaeuser Co.	5,660	180,271

		1,051,404

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(b)	2,190	65,459
Daito Trust Construction Co., Ltd.	700	103,113
Daiwa House Industry Co., Ltd.	5,000	129,171
Global Logistic Properties Ltd.	22,200	29,518
LendLease Group	4,610	47,771
Swire Pacific Ltd. – Class A	5,000	55,160
Tokyu Fudosan Holdings Corp.	4,280	23,875
Wheelock & Co., Ltd.	7,000	39,971

		494,038

		1,545,442

Lodging – 0.2%
Lodging – 0.2%
Apple Hospitality REIT, Inc.	3,530	69,259
Ashford Hospitality Trust, Inc.	1,940	13,522
CDL Hospitality Trusts	13,658	13,883
Chatham Lodging Trust	780	16,169
Chesapeake Lodging Trust	1,264	32,207
DiamondRock Hospitality Co.	4,300	45,537
FelCor Lodging Trust, Inc.	2,970	21,117
Hersha Hospitality Trust	805	15,730
Hospitality Properties Trust	3,240	98,788
Host Hotels & Resorts, Inc.	21,660	385,981
Japan Hotel REIT Investment Corp.	71	61,065
LaSalle Hotel Properties	2,400	67,344
Pandox AB	1,126	20,703
Pebblebrook Hotel Trust	1,530	45,961
RLJ Lodging Trust	2,680	62,551
Ryman Hospitality Properties, Inc.	1,030	55,579
Summit Hotel Properties, Inc.	1,780	25,454
Sunstone Hotel Investors, Inc.	4,633	64,352
Xenia Hotels & Resorts, Inc.	2,280	38,395

		1,153,597

Total Common Stocks (cost $212,921,865)		285,026,450

INVESTMENT COMPANIES – 4.0%
Funds and Investment Trusts – 4.0%
F&C UK Real Estate Investment Ltd.	5,110	6,308
iShares International Developed Real Estate ETF(e)	351,297	10,595,118
MedicX Fund Ltd.	7,975	9,608
Picton Property Income Ltd.	11,532	10,531

196	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Standard Life Investment Property Income Trust Ltd.	8,122	$8,612
UK Commercial Property Trust Ltd.(e)	14,183	14,875
Vanguard REIT ETF(e)	108,761	9,676,466

Total Investment Companies (cost $18,783,714)		20,321,518

	Contracts
OPTIONS PURCHASED - CALLS – 0.7%
Options on Indices – 0.7%
Euro STOXX 50 Volatility Index Expiration: Dec 2016, Exercise Price: EUR 3,225.00(b)(f)	49,280	2,246,906
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(b)(f)	46,400	526,640
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(b)(f)	47,600	546,594
S&P 500 Index Expiration: Nov 2016, Exercise Price: $2,260.00(b)(f)	59,200	514,058

Total Options Purchased – Calls (premiums paid $4,135,183)		3,834,198

SHORT-TERM INVESTMENTS – 40.1%
Investment Companies – 33.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(g)(h) (cost $173,448,642)	173,448,642	173,448,642

	Principal Amount (000)
U.S. Treasury Bills – 6.3%
U.S. Treasury Bill Zero Coupon 9/15/16-11/03/16(i) (cost $32,491,910)	$32,500	32,491,910

Total Short-Term Investments (cost $205,940,552)		205,940,552

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $441,781,314)		515,122,718

AB POOLING PORTFOLIOS •	197

AB Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(g)(h) (cost $5,295,594)	5,295,594	$5,295,594

Total Investments – 101.3% (cost $447,076,908)		520,418,312
Other assets less liabilities – (1.3)%		(6,516,141)

Net Assets – 100.0%		$513,902,171

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	2	September 2016	$581,851	$591,774	$9,923
FTSE 100 Index Futures	319	September 2016	28,749,774	28,426,191	(323,583)
Mini MSCI EAFE Futures	17	September 2016	1,366,183	1,434,460	68,277
Mini MSCI Emerging Market Futures	60	September 2016	2,719,658	2,663,700	(55,958)
S&P 500 E-Mini Futures	300	September 2016	32,477,334	32,542,500	65,166
S&P Mid 400 E-Mini Futures	5	September 2016	783,660	781,900	(1,760)
S&P TSX 60 Index Futures	4	September 2016	523,234	518,591	(4,643)
TOPIX Index Futures	32	September 2016	4,103,667	4,115,015	11,348

Sold Contracts
Euro STOXX 50 Index Futures	1,022	September 2016	34,082,752	34,541,701	(458,949)
Hang Seng Index Futures	32	September 2016	4,720,892	4,729,122	(8,230)
Russell 2000 Mini Futures	164	September 2016	20,296,217	20,316,320	(20,103)
SPI 200 Futures	74	September 2016	7,261,513	7,521,891	(260,378)

					$(978,890)

198	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	4,566	USD	5,127	9/20/16	$30,234
Bank of America, NA	SEK	10,505	USD	1,274	9/20/16	45,582
Barclays Capital PLC	JPY	1,419,204	USD	13,898	9/20/16	171,402
Barclays Capital PLC	JPY	1,024,344	USD	9,370	9/20/16	(538,047)
Barclays Capital PLC	USD	741	JPY	75,853	9/20/16	(6,840)
BNP Paribas SA	AUD	5,072	USD	3,648	9/20/16	(162,487)
BNP Paribas SA	EUR	3,653	USD	4,064	9/20/16	(13,618)
BNP Paribas SA	USD	4,119	EUR	3,636	9/20/16	(59,317)
BNP Paribas SA	USD	1,735	EUR	1,554	9/20/16	557
BNP Paribas SA	USD	4,811	EUR	4,225	12/15/16	(75,899)
Brown Brothers Harriman & Co.	JPY	2,834,861	USD	28,228	9/20/16	808,847
Brown Brothers Harriman & Co.	USD	1,339	SEK	11,016	9/20/16	(51,470)
Citibank, NA	EUR	2,155	USD	2,448	9/20/16	41,872
Citibank, NA	GBP	10,897	USD	15,996	9/20/16	1,682,006
Citibank, NA	USD	2,385	CAD	3,045	9/20/16	(62,882)
Citibank, NA	USD	7,488	EUR	6,704	9/20/16	(3,126)
Citibank, NA	USD	1,889	EUR	1,692	9/20/16	129
Credit Suisse International	CHF	12,331	USD	12,585	9/20/16	35,059
Credit Suisse International	EUR	5,569	USD	6,201	9/20/16	(15,416)
Credit Suisse International	SEK	34,906	USD	4,072	9/20/16	(8,856)
Credit Suisse International	USD	15,608	CAD	20,167	9/20/16	(227,664)
Credit Suisse International	USD	7,895	EUR	6,975	9/20/16	(109,599)
Credit Suisse International	EUR	11,200	USD	12,531	12/15/16	(19,481)
Deutsche Bank AG	EUR	13,444	USD	14,876	9/20/16	(131,079)
Deutsche Bank AG	JPY	1,419,204	USD	13,886	9/20/16	158,738
HSBC Bank USA	CAD	2,138	USD	1,651	9/20/16	20,351
HSBC Bank USA	CHF	1,804	USD	1,831	9/20/16	(5,703)
HSBC Bank USA	USD	692	CHF	679	9/20/16	(1,062)
HSBC Bank USA	USD	7,067	GBP	4,966	9/20/16	(543,877)
JPMorgan Chase Bank, NA	AUD	10,199	USD	7,430	9/20/16	(231,452)
JPMorgan Chase Bank, NA	CAD	17,411	USD	13,307	9/20/16	28,629
JPMorgan Chase Bank, NA	EUR	17,720	USD	19,930	9/20/16	148,830
JPMorgan Chase Bank, NA	EUR	2,650	USD	2,924	9/20/16	(34,445)
JPMorgan Chase Bank, NA	GBP	7,519	USD	9,758	9/20/16	(119,824)
JPMorgan Chase Bank, NA	USD	24,680	AUD	33,144	9/20/16	218,822
JPMorgan Chase Bank, NA	USD	2,088	AUD	2,769	9/20/16	(7,570)
JPMorgan Chase Bank, NA	USD	766	CAD	998	9/20/16	(4,347)
JPMorgan Chase Bank, NA	USD	7,973	GBP	5,979	9/20/16	(118,494)
JPMorgan Chase Bank, NA	USD	2,584	GBP	2,004	9/20/16	47,900
JPMorgan Chase Bank, NA	USD	28,746	JPY	3,035,977	9/20/16	619,287
Morgan Stanley & Co., Inc.	CAD	11,910	USD	9,125	9/20/16	42,633
Morgan Stanley & Co., Inc.	CHF	1,563	USD	1,608	9/20/16	16,255
Morgan Stanley & Co., Inc.	EUR	17,274	USD	19,402	9/20/16	119,184
Morgan Stanley & Co., Inc.	EUR	6,240	USD	6,912	9/20/16	(54,308)
Morgan Stanley & Co., Inc.	GBP	578	USD	753	9/20/16	(5,343)
Morgan Stanley & Co., Inc.	JPY	1,153,949	USD	10,428	9/20/16	(733,179)
Morgan Stanley & Co., Inc.	JPY	129,354	USD	1,263	9/20/16	12,319
Morgan Stanley & Co., Inc.	USD	6,299	JPY	648,677	9/20/16	(25,105)
Royal Bank of Scotland PLC	AUD	38,580	USD	28,568	9/20/16	(413,569)

AB POOLING PORTFOLIOS •	199

AB Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	EUR	4,605	USD	5,079	9/20/16	$(61,350)
Royal Bank of Scotland PLC	GBP	31,230	USD	45,255	9/20/16	4,227,715
Royal Bank of Scotland PLC	JPY	843,975	USD	7,950	9/20/16	(213,540)
Standard Chartered Bank	GBP	3,529	USD	5,170	9/20/16	534,786
Standard Chartered Bank	USD	1,270	CAD	1,671	9/20/16	3,664
State Street Bank & Trust Co.	CHF	4,528	USD	4,726	9/20/16	117,193
State Street Bank & Trust Co.	EUR	1,502	USD	1,666	9/20/16	(10,106)
State Street Bank & Trust Co.	JPY	137,948	USD	1,339	9/20/16	4,973
State Street Bank & Trust Co.	SEK	9,181	USD	1,109	9/20/16	35,504
State Street Bank & Trust Co.	USD	14,616	AUD	19,665	9/20/16	156,294
State Street Bank & Trust Co.	USD	22,838	CHF	21,790	9/20/16	(660,522)
State Street Bank & Trust Co.	USD	67,308	EUR	59,516	9/20/16	(871,966)
State Street Bank & Trust Co.	USD	48,015	GBP	32,706	9/20/16	(5,048,706)
State Street Bank & Trust Co.	USD	56,845	JPY	5,934,996	9/20/16	559,671
State Street Bank & Trust Co.	USD	6,852	SEK	56,309	9/20/16	(268,244)
UBS AG	CAD	1,905	USD	1,467	9/20/16	14,170
UBS AG	EUR	8,144	USD	9,015	9/20/16	(75,676)
UBS AG	USD	7,093	CAD	9,304	9/20/16	3,006
UBS AG	USD	8,264	EUR	7,442	9/20/16	43,910

						$(1,044,647)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Russell 2000 Total Return Index	3,191	LIBOR Minus 0.76%	$18,545	1/17/17	$561,425
Citibank, NA
S&P Midcap 400 Index	12,294	LIBOR Minus 0.23%	27,922	2/15/17	(63,147)
Goldman Sachs International
MSCI Emerging Markets Index	164,899	LIBOR Minus 0.25%	62,493	10/17/16	2,000,945
Russell 2000 Total Return Index	751	LIBOR Minus 0.72%	4,365	10/17/16	131,930

					$2,631,153

^	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $460,982 or 0.1% of net assets.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(f)	One contract relates to 1 share.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

200	• AB POOLING PORTFOLIOS

AB Volatility Management Portfolio—Portfolio of Investments

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR	– American Depositary Receipt
DAX	– Deutscher Aktien Index (German Stock Index)
EAFE	– Europe, Australia, and Far East
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
GDR	– Global Depositary Receipt
LIBOR	– London Interbank Offered Rates
MSCI	– Morgan Stanley Capital International
REG	– Registered Shares
REIT	– Real Estate Investment Trust
RSP	– Risparmio (Convertible Savings Shares)
SPI	– Share Price Index
TOPIX	– Tokyo Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

AB POOLING PORTFOLIOS •	201

AB Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2016

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $260,614,199, $215,199,832 and $254,395,952, respectively)(a)	$311,862,383		$300,074,527		$266,606,870
Affiliated issuers (cost $8,001,747, $19,989,878 and $1,045,334,—including investment of cash collateral for securities loaned of $3,320,729, $584,918 and $1,599, respectively)	8,001,747		19,989,878		1,045,334
Cash collateral due from broker	– 0	–	– 0	–	30,856
Foreign currencies, at value (cost $0, $0 and $626,046, respectively)	– 0	–	– 0	–	620,557
Receivable for investment securities sold	4,735,725		– 0	–	654,797
Dividends and interest receivable	841,112		169,097		1,676,080
Receivable due from Adviser	1,674		2,981		820
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	384,988

Total assets	325,442,641		320,236,483		271,020,302

Liabilities
Payable for collateral received on securities loaned	3,320,729		584,918		1,599
Payable for investment securities purchased and foreign currency transactions	1,037,325		698,610		206,706
Payable for shares of beneficial interest redeemed	500,292		– 0	–	23,279
Administrative fee payable	10,693		10,693		9,713
Payable for variation margin on exchange-traded derivatives	– 0	–	– 0	–	310
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	248,868
Audit and tax fee payable	44,932		44,932		59,598
Accrued expenses	43,294		38,638		92,729

Total liabilities	4,957,265		1,377,791		642,802

Net Assets	$320,485,376		$318,858,692		$270,377,500

See notes to financial statements.

202	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB U.S. Value	AB U.S. Large Cap Growth	AB International Value
Composition of Net Assets
Paid-in capital	$557,037,410	$188,116,678	$710,600,445
Undistributed net investment income	1,449,936	365,464	3,820,929
Accumulated net realized gain (loss) on investment and foreign currency transactions	(289,250,154)	45,501,855	(456,394,241)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	51,248,184	84,874,695	12,350,367

Net Assets	$320,485,376	$318,858,692	$270,377,500

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	24,183,897	31,051,575	38,773,202

Net Asset Value	$13.25	$10.27	$6.97

(a)	Includes securities on loan with a value of $3,199,626, $560,018 and $0, respectively (see Note D).

See notes to financial statements.

AB POOLING PORTFOLIOS •	203

Statement of Assets & Liabilities

	AB International Growth		AB Short Duration Bond		AB Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $225,234,383, $76,888,796 and $249,281,312, respectively)(a)	$264,130,539		$77,014,090		$258,536,449
Affiliated issuers (cost $9,552,202, $0 and $0,—including investment of cash collateral for securities loaned of $8,638,173, $0 and $0, respectively)	9,552,202		– 0	–	– 0	–
Cash	– 0	–	1,487,428		8,816,407
Cash collateral due from broker	– 0	–	62,018		497,388
Foreign currencies, at value (cost $1,883,348, $0 and $239,115, respectively)	1,883,395		– 0	–	236,920
Unrealized appreciation of forward currency exchange contracts	4,246,613		– 0	–	1,570,228
Receivable for investment securities sold	1,389,488		– 0	–	803,200
Dividends and interest receivable	1,091,450		174,937		1,957,471
Receivable due from Adviser	1,108		63,648		– 0	–
Receivable for variation margin on exchange-traded derivatives	– 0	–	3,341		5,347

Total assets	282,294,795		78,805,462		272,423,410

Liabilities
Payable for collateral received on securities loaned	8,638,173		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	2,008,576		91,504		1,760,934
Payable for investment securities purchased and foreign currency transactions	1,777,855		314,190		10,228,695
Payable for shares of beneficial interest redeemed	394,927		9,241		2,316
Audit and tax fee payable	58,464		51,610		58,853
Administrative fee payable	9,971		8,124		8,124
Upfront premium received on credit default swaps	– 0	–	21,191		– 0	–
Unrealized depreciation on credit default swaps	– 0	–	6,887		– 0	–
Accrued expenses and other liabilities	161,529		48,040		50,096

Total liabilities	13,049,495		550,787		12,109,018

Net Assets	$269,245,300		$78,254,675		$260,314,392

See notes to financial statements.

204	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB International Growth	AB Short Duration Bond	AB Global Core Bond
Composition of Net Assets
Paid-in capital	$580,682,516	$148,668,242	$262,755,619
Undistributed (Distributions in excess) of net investment income	6,626,469	460,946	(15,028,511)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(359,061,954)	(70,885,935)	3,761,323
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	40,998,269	11,422	8,825,961

Net Assets	$269,245,300	$78,254,675	$260,314,392

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	30,974,608	8,336,379	25,299,316

Net Asset Value	$8.69	$9.39	$10.29

(a)	Includes securities on loan with a value of $8,238,512 for the AB International Growth Portfolio (see Note D).

See notes to financial statements.

AB POOLING PORTFOLIOS •	205

Statement of Assets & Liabilities

	AB Bond Inflation Protection		AB Small-Mid Cap Value		AB Small-Mid Cap Growth
Assets
Investments in securities, at value
Unaffiliated issuers (cost $136,539,949, $77,926,651 and $73,414,766, respectively)	$138,303,581		$93,283,028		$92,284,124
Affiliated issuers (cost $0, $1,234,362 and $350,662, respectively)	– 0	–	1,234,362		350,662
Cash	1,180,266		– 0	–	– 0	–
Foreign currencies, at value (cost $5,293,872, $0 and $0, respectively)	5,125,037		– 0	–	– 0	–
Receivable for investment securities sold	1,250,285		581,421		1,324,720
Unrealized appreciation of forward currency exchange contracts	492,533		– 0	–	– 0	–
Dividends and interest receivable	364,212		73,473		32,733
Receivable due from Adviser	64,006		268		350
Unrealized appreciation on credit default swaps	19,273		– 0	–	– 0	–
Upfront premium paid on credit default swaps	4,513		– 0	–	– 0	–
Receivable for variation margin on exchange-traded derivatives	4,209		– 0	–	– 0	–

Total assets	146,807,915		95,172,552		93,992,589

Liabilities
Payable reverse repurchase agreements	39,537,708		– 0	–	– 0	–
Payable for investment securities purchased	1,153,401		1,071,659		227,115
Unrealized depreciation of forward currency exchange contracts	880,777		– 0	–	– 0	–
Payable for variation margin on exchange-traded derivatives	4,450		– 0	–	– 0	–
Unrealized depreciation on inflation swaps	111,432		– 0	–	– 0	–
Upfront premium received on credit default swaps	49,082		– 0	–	– 0	–
Unrealized depreciation on credit default swaps	18,010		– 0	–	– 0	–
Administrative fee payable	8,349		7,307		7,597
Payable for shares of beneficial interest redeemed	– 0	–	141,684		55,973
Audit and tax fee payable	76,459		48,978		44,932
Accrued expenses	48,930		44,808		40,954

Total liabilities	41,888,598		1,314,436		376,571

Net Assets	$104,919,317		$93,858,116		$93,616,018

See notes to financial statements.

206	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Bond Inflation Protection	AB Small-Mid Cap Value	AB Small-Mid Cap Growth
Composition of Net Assets
Paid-in capital	$109,836,581	$69,255,159	$66,982,090
Undistributed net investment income	6,107,995	246,504	186,322
Accumulated net realized gain (loss) on investment and foreign currency transactions	(11,105,834)	9,000,076	7,578,248
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	80,575	15,356,377	18,869,358

Net Assets	$104,919,317	$93,858,116	$93,616,018

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	10,577,800	8,723,651	9,926,410

Net Asset Value	$9.92	$10.76	$9.43

See notes to financial statements.

AB POOLING PORTFOLIOS •	207

Statement of Assets & Liabilities

	AB Multi-Asset Real Return*		AB Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $918,213,913 and $268,332,672, respectively)(a)	$927,983,542		$341,674,076
Affiliated issuers (cost $65,296,765 and $178,744,236,—including investment of cash collateral for securities loaned of $41,295,503 and $5,295,594, respectively)	65,296,765		178,744,236
Cash collateral due from broker	7,053,442		– 0	–
Foreign currencies, at value (cost $2,764,598 and $1,293,207, respectively)	2,750,807		1,290,205
Unrealized appreciation of forward currency exchange contracts	6,720,041		9,949,522
Receivable for investment securities sold	4,577,686		592,216
Dividends and interest receivable	2,200,055		1,496,429
Unrealized appreciation on inflation swaps	114,835		– 0	–
Receivable for shares of beneficial interest sold	86,205		70,580
Receivable due from Adviser	14,905		34,130
Unrealized appreciation on total return swaps	– 0	–	2,694,300

Total assets	1,016,798,283		536,545,694

Liabilities
Due to custodian	5,033,953		1,811
Payable for collateral received on securities loaned	41,229,315		5,281,213
Unrealized depreciation on total return swaps	8,317,006		63,147
Payable for investment securities purchased and foreign currency transactions	7,712,846		1,112,120
Unrealized depreciation on inflation swaps	4,319,281		– 0	–
Unrealized depreciation of forward currency exchange contracts	3,652,165		10,994,169
Payable for variation margin on exchange-traded derivatives	658,865		390,502
Payable for terminated total return swaps	481,612		– 0	–
Options written, at value (premiums received $226,197 and $0, respectively)	132,071		– 0	–
Administrative fee payable	10,886		10,845
Transfer Agent fee payable	1,000		– 0	–
Collateral due to Securities Lending Agent	66,188		14,381
Cash collateral due to broker	– 0	–	4,510,000
Accrued expenses and other liabilities	192,308		265,335

Total liabilities	71,807,496		22,643,523

Net Assets	$944,990,787		$513,902,171

See notes to financial statements.

208	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Multi-Asset Real Return*	AB Volatility Management
Composition of Net Assets
Paid-in capital	$1,351,294,966	$343,276,618
Undistributed net investment income	10,670,032	34,872,610
Accumulated net realized gain (loss) on investment and foreign currency transactions	(416,097,515)	61,827,336
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	(876,696)	73,925,607

Net Assets	$944,990,787	$513,902,171

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	151,637,045	46,759,085

Net Asset Value	$6.23	$10.99

(a)	Includes securities on loan with a value of $39,426,034 and $5,056,432, respectively (see Note D).

*	Consolidated (see Note A).

See notes to financial statements.

AB POOLING PORTFOLIOS •	209

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,573, $0 and $958,837, respectively)	$8,051,259		$2,790,930		$8,226,741
Affiliated issuers	17,872		43,507		16,959
Securities lending income	55,135		22,873		135,893

Total income	8,124,266		2,857,310		8,379,593

Expenses
Custodian	91,397		93,419		159,495
Administrative	51,972		51,972		50,087
Audit and tax	49,133		49,089		73,485
Legal	38,763		38,763		38,763
Trustees’ fees	23,372		23,373		23,121
Printing	400		400		502
Registration fees	249		617		249
Miscellaneous	8,634		7,147		14,068

Total expenses	263,920		264,780		359,770
Less: expenses waived and reimbursed by the Adviser (see Note B)	(3,363)		(8,562)		(1,994)

Net expenses	260,557		256,218		357,776

Net investment income	7,863,709		2,601,092		8,021,817

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	16,614,475		56,445,569		(26,461,974)
Futures	– 0	–	– 0	–	(80,800)
Foreign currency transactions	– 0	–	– 0	–	(3,279,839)
Net change in unrealized appreciation/depreciation of:
Investments	3,990,533		(18,306,376)		38,252,770
Futures	– 0	–	– 0	–	162,665
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(254,300)

Net gain on investment and foreign currency transactions	20,605,008		38,139,193		8,338,522

Net Increase in Net Assets from Operations	$28,468,717		$40,740,285		$16,360,339

See notes to financial statements.

210	• AB POOLING PORTFOLIOS

Statement of Operations

	AB International Growth		AB Short Duration Bond			AB Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $362,564, $0 and $0, respectively)	$5,600,059		$	– 0	–	$	– 0	–
Affiliated issuers	27,826			49,423			33,699
Interest (net of foreign taxes withheld of $0, $0 and $7,639, respectively)	– 0	–		7,665,279			18,437,961
Securities lending income	179,226			– 0	–		– 0	–
Other income	– 0	–		– 0	–		307

Total income	5,807,111			7,714,702			18,471,967

Expenses
Custodian	138,557			152,835			211,985
Audit and tax	74,192			55,490			62,730
Administrative	50,599			56,916			51,117
Legal	38,763			38,796			38,251
Trustees’ fees	23,380			23,117			23,117
Printing	917			7,164			7,575
Registration fees	249			– 0	–		1,193
Miscellaneous	24,561			25,445			25,673

Total expenses	351,218			359,763			421,641
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,560)			(63,680)			(70)

Net expenses	348,658			296,083			421,571

Net investment income	5,458,453			7,418,619			18,050,396

See notes to financial statements.

AB POOLING PORTFOLIOS •	211

Statement of Operations

	AB International Growth		AB Short Duration Bond		AB Global Core Bond
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(16,152,046)		$(998,389	)(b)	$34,663,017	(b)
Futures	– 0	–	(336,026)		(4,357,386)
Options written	– 0	–	– 0	–	229,320
Swaps	– 0	–	325,645		– 0	–
Foreign currency transactions	1,824,902		240,507		(24,245,123)
Net change in unrealized appreciation/depreciation of:
Investments	26,485,376	(c)	1,916,931		24,677,381
Futures	– 0	–	(195,468)		(702,554)
Swaps	– 0	–	(273,504)		– 0	–
Foreign currency denominated assets and liabilities	4,024,441		(83,784)		(454,788)

Net gain on investment and foreign currency transactions	16,182,673		595,912		29,809,867

Net Increase in Net Assets from Operations	$21,641,126		$8,014,531		$47,860,263

(a)	Net of foreign capital gains taxes of $38,534, $0, and $25,614, respectively.

(b)	On May 27, 2016, the AB Short Duration Bond and AB Global Core Bond had a redemption-in-kind with total proceeds in the amount of $732,570,017 and $524,379,456, respectively. The realized gain (loss) of $(669,292) and $8,696,824, respectively, resulting from redemption-in-kind, will not be recognized for tax purposes.

(c)	Net of increase in accrued foreign capital gains taxes of $81,530.

See notes to financial statements.

212	• AB POOLING PORTFOLIOS

Statement of Operations

	AB Bond Inflation Protection		AB Small-Mid Cap Value			AB Small-Mid Cap Growth
Investment Income
Interest	$8,071,469		$	– 0	–	$	– 0	–
Dividends
Unaffiliated issuers	107,362			2,918,564			911,344
Affiliated issuers	25,562			25,870			29,402
Securities lending income	– 0	–		62,446			39,387
Other income	1,087			– 0	–		– 0	–

Total income	8,205,480			3,006,880			980,133

Expenses
Custodian	170,644			79,306			102,834
Audit and tax	79,967			56,843			49,506
Administrative	54,008			48,492			51,113
Legal	39,701			39,701			38,935
Trustees’ fees	23,117			23,117			22,559
Printing	7,654			8,638			7,843
Registration fees	1,193			– 0	–		1,193
Miscellaneous	25,379			13,147			12,656

Total expenses before interest expense	401,663			269,244			286,639
Interest expense	873,812			– 0	–		– 0	–

Total expenses	1,275,475			269,244			286,639
Less: expenses waived and reimbursed by the Adviser (see Note B)	(64,045)			(1,014)			(952)

Net expenses	1,211,430			268,230			285,687

Net investment income	6,994,050			2,738,650			694,446

See notes to financial statements.

AB POOLING PORTFOLIOS •	213

Statement of Operations

	AB Bond Inflation Protection	AB Small-Mid Cap Value		AB Small-Mid Cap Growth
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$1,705,639	$26,070,148		$34,976,529
Futures	(1,973,187)	– 0	–	– 0	–
Options written	20,721	– 0	–	– 0	–
Swaps	(3,028,954)	– 0	–	– 0	–
Foreign currency transactions	(692,203)	– 0	–	– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	20,368,204	(15,832,485)		(45,603,605)
Futures	35,794	– 0	–	– 0	–
Swaps	897,409	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	(698,321)	– 0	–	– 0	–

Net gain (loss) on investment and foreign currency transactions	16,635,102	10,237,663		(10,627,076)

Contributions from Affiliates (see Note B)	314	– 0	–	– 0	–

Net Increase (Decrease) in Net Assets from Operations	$23,629,466	$12,976,313		$(9,932,630)

(a)	On May 27, 2016, the AB Bond Inflation Protection Portfolio had a redemption-in-kind with total proceeds in the amount of $511,118,792. On May 9, 2016, the AB Small-Mid Cap Value Portfolio and AB Small-Mid Cap Growth Portfolio had a redemption-in-kind with total proceeds in the amount of $133,346,793 and $129,985,347, respectively. The realized gain of $1,572,071, $13,699,606 and $26,033,080, respectively, resulting from redemption-in-kind, will not be recognized for tax purposes.

See notes to financial statements.

214	• AB POOLING PORTFOLIOS

Statement of Operations

	AB Multi-Asset Real Return*		AB Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $762,838 and $910,217, respectively)	$15,002,249		$20,268,601
Affiliated issuers	176,892		778,961
Interest	(279,634	)**	33,709
Securities lending income	331,757		272,811

Total income	15,231,264		21,354,082

Expenses
Custodian	265,589		341,739
Audit and tax	118,618		113,464
Administrative	52,051		52,275
Legal	39,800		38,016
Trustees’ fees	23,117		23,150
Transfer agency	11,956		– 0	–
Printing	10,628		6,476
Registration fees	– 0	–	269
Miscellaneous	60,201		85,239

Total expenses	581,960		660,628
Less: expenses waived and reimbursed by the Adviser (see Note B)	(33,531)		(138,055)

Net expenses	548,429		522,573

Net investment income	14,682,835		20,831,509

See notes to financial statements.

AB POOLING PORTFOLIOS •	215

Statement of Operations

	AB Multi-Asset Real Return*		AB Volatility Management
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(92,894,712	)(a)	$102,928,317
Futures	(34,818,370)		(53,642,316)
Options written	(1,545,603)		3,562,820
Swaps	(18,825,622)		9,747,803
Foreign currency transactions	(3,590,935)		7,294,394
Net change in unrealized appreciation/depreciation of:
Investments	97,249,703	(b)	(80,627,953)
Futures	17,931,484		11,585,222
Options written	(1,649,939)		– 0	–
Swaps	(14,969,962)		8,742,275
Foreign currency denominated assets and liabilities	2,082,893		(3,058,108)

Net gain (loss) on investment and foreign currency transactions	(51,031,063)		6,532,454

Contributions from Affiliates (see Note B)	308		– 0	–

Net Increase (Decrease) in Net Assets from Operations	$(36,347,920)		$27,363,963

*	Consolidated (see Note A).

**	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

(a)	Net of foreign capital gains taxes of $3,232.

(b)	Net of increase in accrued foreign capital gains taxes of $9,532.

See notes to financial statements.

216	• AB POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB U.S. Value
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,863,709	$10,423,306
Net realized gain on investment transactions	16,614,475	64,316,719
Net change in unrealized appreciation/depreciation of investments	3,990,533	(93,484,850)

Net increase (decrease) in net assets from operations	28,468,717	(18,744,825)
Dividends to Shareholders from
Net investment income	(8,840,609)	(10,546,202)
Transactions in Shares of Beneficial Interest
Net decrease	(148,615,817)	(59,954,975)

Total decrease	(128,987,709)	(89,246,002)
Net Assets
Beginning of period	449,473,085	538,719,087

End of period (including undistributed net investment income of $1,449,936 and $2,426,836, respectively)	$320,485,376	$449,473,085

See notes to financial statements.

AB POOLING PORTFOLIOS •	217

Statement of Changes in Net Assets

	AB U.S. Large Cap Growth
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,601,092	$4,272,576
Net realized gain on investment transactions	56,445,569	95,323,469
Net change in unrealized appreciation/depreciation of investments	(18,306,376)	(42,723,450)

Net increase in net assets from operations	40,740,285	56,872,595
Dividends and Distributions to Shareholders from
Net investment income	(3,015,819)	(4,419,633)
Net realized gain on investment transactions	(87,350,839)	(164,984,584)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(85,100,105)	28,602,127

Total decrease	(134,726,478)	(83,929,495)
Net Assets
Beginning of period	453,585,170	537,514,665

End of period (including undistributed net investment income of $365,464 and $798,934, respectively)	$318,858,692	$453,585,170

See notes to financial statements.

218	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB International Value
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,021,817	$11,010,164
Net realized gain (loss) on investment and foreign currency transactions	(29,822,613)	28,419,103
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	38,161,135	(74,564,639)

Net increase (decrease) in net assets from operations	16,360,339	(35,135,372)
Dividends to Shareholders from
Net investment income	(15,426,120)	(31,500,480)
Transactions in Shares of Beneficial Interest
Net decrease	(102,945,995)	(10,898,240)

Total decrease	(102,011,776)	(77,534,092)
Net Assets
Beginning of period	372,389,276	449,923,368

End of period (including undistributed net investment income of $3,820,929 and $14,411,627, respectively)	$270,377,500	$372,389,276

See notes to financial statements.

AB POOLING PORTFOLIOS •	219

Statement of Changes in Net Assets

	AB International Growth
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,458,453	$7,243,119
Net realized gain (loss) on investment and foreign currency transactions	(14,327,144)	311,614
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	30,509,817	(53,827,273)

Net increase (decrease) in net assets from operations	21,641,126	(46,272,540)
Dividends to Shareholders from
Net investment income	(5,100,976)	(6,877,393)
Transactions in Shares of Beneficial Interest
Net decrease	(122,545,024)	(19,038,027)

Total decrease	(106,004,874)	(72,187,960)
Net Assets
Beginning of period	375,250,174	447,438,134

End of period (including undistributed net investment income of $6,626,469 and $4,482,624, respectively)	$269,245,300	$375,250,174

See notes to financial statements.

220	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Short Duration Bond
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,418,619	$8,482,411
Net realized gain (loss) on investment transactions	(768,263)	252,215
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,364,175	(638,886)

Net increase in net assets from operations	8,014,531	8,095,740
Dividends to Shareholders from
Net investment income	(8,834,321)	(9,366,087)
Transactions in Shares of Beneficial Interest
Net decrease	(819,330,972)	(62,286,298)

Total decrease	(820,150,762)	(63,556,645)
Net Assets
Beginning of period	898,405,437	961,962,082

End of period (including undistributed net investment income of $460,946 and $422,524, respectively)	$78,254,675	$898,405,437

See notes to financial statements.

AB POOLING PORTFOLIOS •	221

Statement of Changes in Net Assets

	AB Global Core Bond
	Year Ended August 31, 2016		Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,050,396		$25,345,727
Net realized gain on investment and foreign currency transactions	6,289,828		40,807,503
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	23,520,039		(44,771,880)

Net increase in net assets from operations	47,860,263		21,381,350
Dividends and Distributions to Shareholders from
Net investment income	(40,864,714)		(49,923,999)
Net realized gain on investment transactions	– 0	–	(17,075,288)
Transactions in Shares of Beneficial Interest
Net decrease	(677,676,520)		(55,051,244)

Total decrease	(670,680,971)		(100,669,181)
Net Assets
Beginning of period	930,995,363		1,031,664,544

End of period (including distributions in excess of net investment income of ($15,028,511) and undistributed net investment income of $19,753,680, respectively)	$260,314,392		$930,995,363

See notes to financial statements.

222	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Bond Inflation Protection
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,994,050	$9,328,243
Net realized gain (loss) on investment and foreign currency transactions	(3,967,984)	2,526,143
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,603,086	(32,330,401)
Contributions from Affiliates (see Note B)	314	– 0	–

Net increase (decrease) in net assets from operations	23,629,466	(20,476,015)
Dividends to Shareholders from
Net investment income	(16,335,075)	(25,002,844)
Transactions in Shares of Beneficial Interest
Net decrease	(619,393,342)	(13,881,235)

Total decrease	(612,098,951)	(59,360,094)
Net Assets
Beginning of period	717,018,268	776,378,362

End of period (including undistributed net investment income of $6,107,995 and $16,068,300, respectively)	$104,919,317	$717,018,268

See notes to financial statements.

AB POOLING PORTFOLIOS •	223

Statement of Changes in Net Assets

	AB Small-Mid Cap Value
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,738,650	$3,793,061
Net realized gain on investment transactions	26,070,148	31,868,252
Net change in unrealized appreciation/depreciation of investments	(15,832,485)	(38,624,613)

Net increase (decrease) in net assets from operations	12,976,313	(2,963,300)
Dividends and Distributions to Shareholders from
Net investment income	(3,408,270)	(4,014,970)
Net realized gain on investment transactions	(30,013,388)	(59,227,347)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(167,420,311)	24,794,977

Total decrease	(187,865,656)	(41,410,640)
Net Assets
Beginning of period	281,723,772	323,134,412

End of period (including undistributed net investment income of $246,504 and $908,063, respectively)	$93,858,116	$281,723,772

See notes to financial statements.

224	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Small-Mid Cap Growth
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$694,446	$23,206
Net realized gain on investment transactions	34,976,529	40,108,039
Net change in unrealized appreciation/depreciation of investments	(45,603,605)	(26,241,212)

Net increase (decrease) in net assets from operations	(9,932,630)	13,890,033
Dividends and Distributions to Shareholders from
Net investment income	(601,209)	(1,742,103)
Net realized gain on investment transactions	(34,385,309)	(49,602,665)
Transactions in Shares of Beneficial Interest
Net decrease	(141,337,970)	(4,871,959)

Total decrease	(186,257,118)	(42,326,694)
Net Assets
Beginning of period	279,873,136	322,199,830

End of period (including undistributed net investment income of $186,322 and $192,770, respectively)	$93,616,018	$279,873,136

See notes to financial statements.

AB POOLING PORTFOLIOS •	225

Statement of Changes in Net Assets

	AB Multi-Asset Real Return*
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,682,835	$18,865,955
Net realized loss on investment and foreign currency transactions	(151,675,242)	(153,651,203)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	100,644,179	(135,438,305)
Contributions from Affiliates (see Note B)	308	394

Net decrease in net assets from operations	(36,347,920)	(270,223,159)
Dividends to Shareholders from
Net investment income	(24,008,166)	(28,954,469)
Transactions in Shares of Beneficial Interest
Net increase	172,520,241	331,826,656

Total increase	112,164,155	32,649,028
Net Assets
Beginning of period	832,826,632	800,177,604

End of period (including undistributed net investment income of $10,670,032 and $17,629,764, respectively)	$944,990,787	$832,826,632

*	Consolidated (see Note A).

See notes to financial statements.

226	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Volatility Management
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,831,509	$28,757,977
Net realized gain on investment and foreign currency transactions	69,891,018	63,672,000
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(63,358,564)	(132,331,118)

Net increase (decrease) in net assets from operations	27,363,963	(39,901,141)
Dividends and Distributions to Shareholders from
Net investment income	(27,908,683)	(42,440,599)
Net realized gain on investment transactions	(34,208,680)	(64,224,989)
Transactions in Shares of Beneficial Interest
Net decrease	(729,328,486)	(69,727,247)

Total decrease	(764,081,886)	(216,293,976)
Net Assets
Beginning of period	1,277,984,057	1,494,278,033

End of period (including undistributed net investment income of $34,872,610 and $29,194,263, respectively)	$513,902,171	$1,277,984,057

See notes to financial statements.

AB POOLING PORTFOLIOS •	227

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2016

AB Bond Inflation Protection*
Cash Flows from Operating Activities
Net increase in net assets from operations	$23,629,466
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$2,114,397
Decrease in receivable for investments sold	65,327,870
Net accretion of bond discount and amortization of bond premium	1,688,474
Inflation index adjustment	513,038
Decrease in payable for investments purchased	(15,166,712)
Increase in receivable due from Adviser	(64,006)
Increase in accrued expenses	10,265
Decrease in cash collateral due from broker	2,305,906
Purchases of long-term investments	(270,031,436)
Purchases of short-term investments	(283,294,769)
Proceeds from disposition of long-term investments	1,063,020,893
Proceeds from disposition of short-term investments	286,807,516
Proceeds from options written, net	20,788
Payments on swaps, net	(496,557)
Payments for exchange-traded derivatives settlements	(4,185,011)
Net realized loss on investment transactions and foreign currency transactions	3,967,984
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,603,086)

Total adjustments	831,935,554

Net Increase in Cash from Operating Activities	$855,565,020

Cash Flows from Financing Activities
Redemptions of beneficial interest stock, net	(637,293,480)
Decrease in due to custodian	(1,010,808)
Cash dividends paid (net of dividend reinvestments)**	– 0	–
Decrease in reverse repurchase agreements	(210,107,208)

Net decrease in cash from financing activities	(848,411,496)
Effect of exchange rate on cash	(848,221)

Net increase in cash	6,305,303
Net change in cash
Cash at beginning of year	– 0	–

Cash at end of year	$6,305,303

** Reinvestment of dividends	$16,335,075
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$920,046

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

228	• AB POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

NOTE A

Significant Accounting Policies

The AB Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of 11 separate series: AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio (collectively, the “Portfolios”). AB High Yield Portfolio (of The AB Pooling Portfolios) merged with AB High Yield Portfolio (of AB Bond Fund, Inc.) as of July 26, 2016. As part of AB Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The AB Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2016, net assets of the AB Multi-Asset Real Return Portfolio amounted to $944,990,787, of which $168,025,723, or 18%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AB Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during

AB POOLING PORTFOLIOS •	229

Notes to Financial Statements

the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases

230	• AB POOLING PORTFOLIOS

Notes to Financial Statements

where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment

AB POOLING PORTFOLIOS •	231

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For

232	• AB POOLING PORTFOLIOS

Notes to Financial Statements

options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB POOLING PORTFOLIOS •	233

Notes to Financial Statements

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2016:

AB U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$311,862,383		$	– 0	–	$	– 0	–	$311,862,383
Short-Term Investments	4,681,018			– 0	–		– 0	–	4,681,018
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,320,729			– 0	–		– 0	–	3,320,729

Total Investments in Securities	319,864,130			– 0	–		– 0	–	319,864,130
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$319,864,130		$	– 0	–	$	– 0	–	$319,864,130

AB U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$300,074,527		$	– 0	–	$	– 0	–	$300,074,527
Short-Term Investments	19,404,960			– 0	–		– 0	–	19,404,960
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	584,918			– 0	–		– 0	–	584,918

Total Investments in Securities	320,064,405			– 0	–		– 0	–	320,064,405
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$320,064,405		$	– 0	–	$	– 0	–	$320,064,405

AB International Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$13,364,048			$43,122,200		$	– 0	–	$56,486,248
Consumer Discretionary	6,575,899			34,896,263			– 0	–	41,472,162
Industrials	2,283,567			24,994,960			– 0	–	27,278,527
Consumer Staples	2,894,169			23,515,516			– 0	–	26,409,685
Information Technology	– 0	–		25,714,562			– 0	–	25,714,562
Energy	5,929,337			16,688,048			– 0	–	22,617,385
Telecommunication Services	1,070,183			20,161,214			– 0	–	21,231,397
Materials	2,992,210			13,235,161			– 0	–	16,227,371
Health Care	1,755,032			12,825,250			– 0	–	14,580,282
Utilities	1,608,204			7,261,040			– 0	–	8,869,244
Real Estate	– 0	–		5,720,007			– 0	–	5,720,007
Short-Term Investments	1,043,735			– 0	–		– 0	–	1,043,735

234	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$1,599		$ – 0	–	$	– 0	–	$1,599

Total Investments in Securities	39,517,983		228,134,221	(d)		– 0	–	267,652,204
Other Financial Instruments(b):
Assets:
Futures	– 0	–	24,720			– 0	–	24,720	(e)
Forward Currency Exchange Contracts	– 0	–	384,988			– 0	–	384,988
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(248,868)			– 0	–	(248,868)

Total(f)	$39,517,983		$228,295,061		$	– 0	–	$267,813,044

AB International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$19,490,424		$35,889,267		$	– 0	–	$55,379,691
Financials	– 0	–	48,116,725			– 0	–	48,116,725
Health Care	– 0	–	47,215,160			– 0	–	47,215,160
Consumer Staples	– 0	–	38,712,621			– 0	–	38,712,621
Consumer Discretionary	3,400,677		23,456,065			– 0	–	26,856,742
Industrials	– 0	–	20,591,781			– 0	–	20,591,781
Energy	– 0	–	18,237,259			– 0	–	18,237,259
Real Estate	– 0	–	7,799,317			– 0	–	7,799,317
Telecommunication Services	– 0	–	897,076			– 0	–	897,076
Materials	– 0	–	324,167			– 0	–	324,167
Short-Term Investments	914,029		– 0	–		– 0	–	914,029
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,638,173		– 0	–		– 0	–	8,638,173

Total Investments in Securities	32,443,303		241,239,438	(d)		– 0	–	273,682,741
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	4,246,613			– 0	–	4,246,613

AB POOLING PORTFOLIOS •	235

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(2,008,576)		$	– 0	–	$(2,008,576)

Total(f)		$32,443,303		$243,477,475		$	– 0	–	$275,920,778

AB Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$28,701,853		$	– 0	–	$28,701,853
Corporates – Investment Grade		– 0	–	15,290,900			314,190		15,605,090
Asset-Backed Securities		– 0	–	12,125,023			42,866	(g)	12,167,889
Commercial Mortgage-Backed Securities		– 0	–	6,912,009			314,262		7,226,271
Collateralized Mortgage Obligations		– 0	–	3,841,913			– 0	–	3,841,913
Inflation-Linked Securities		– 0	–	2,068,013			– 0	–	2,068,013
Mortgage Pass-Throughs		– 0	–	1,158,705			– 0	–	1,158,705
Covered Bonds		– 0	–	313,639			– 0	–	313,639
Short-Term Investments:
Agency Discount Notes		– 0	–	987,972			– 0	–	987,972
Governments – Treasuries		– 0	–	4,157,745			– 0	–	4,157,745
Certificates of Deposit		– 0	–	785,000			– 0	–	785,000

Total Investments in Securities		– 0	–	76,342,772			671,318		77,014,090
Other Financial Instruments(b):
Assets:
Futures		5,323		– 0	–		– 0	–	5,323	(e)
Liabilities:
Futures		(20,804)		– 0	–		– 0	–	(20,804	)(e)
Forward Currency Exchange Contracts		– 0	–	(91,504)			– 0	–	(91,504)
Credit Default Swaps		– 0	–	(6,887)			– 0	–	(6,887)

Total(h)		$(15,481)		$76,244,381			$671,318		$76,900,218

236	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$113,033,261		$	– 0	–	$113,033,261
Corporates – Investment Grade		– 0	–	65,034,207			– 0	–	65,034,207
Collateralized Mortgage Obligations		– 0	–	14,518,541			– 0	–	14,518,541
Governments – Sovereign Agencies		– 0	–	14,287,035			– 0	–	14,287,035
Commercial Mortgage-Backed Securities		– 0	–	8,434,405			1,456,207		9,890,612
Covered Bonds		– 0	–	9,713,329			– 0	–	9,713,329
Inflation-Linked Securities		– 0	–	9,643,544			– 0	–	9,643,544
Agencies		– 0	–	7,515,937			– 0	–	7,515,937
Mortgage Pass-Throughs		– 0	–	7,113,364			– 0	–	7,113,364
Quasi-Sovereigns		– 0	–	2,106,991			– 0	–	2,106,991
Asset-Backed Securities		– 0	–	757,185			1,011,206		1,768,391
Emerging Markets – Treasuries		– 0	–	1,292,690			– 0	–	1,292,690
Local Governments – Municipal Bonds		– 0	–	1,049,269			– 0	–	1,049,269
Supranationals		– 0	–	821,657			– 0	–	821,657
Corporates – Non-Investment Grade		– 0	–	747,621			– 0	–	747,621

Total Investments in Securities		– 0	–	256,069,036			2,467,413		258,536,449
Other Financial Instruments(b):
Assets:
Futures		17,156		– 0	–		– 0	–	17,156	(e)
Forward Currency Exchange Contracts		– 0	–	1,570,228			– 0	–	1,570,228
Liabilities:
Futures		(213,648)		– 0	–		– 0	–	(213,648	)(e)
Forward Currency Exchange Contracts		– 0	–	(1,760,934)			– 0	–	(1,760,934)

Total(h)		$(196,492)		$255,878,330			$2,467,413		$258,149,251

AB POOLING PORTFOLIOS •	237

Notes to Financial Statements

AB Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$92,057,680		$	– 0	–	$92,057,680
Corporates – Investment Grade		– 0	–	19,606,854			– 0	–	19,606,854
Commercial Mortgage-Backed Securities		– 0	–	7,091,356			2,824,736		9,916,092
Asset-Backed Securities		– 0	–	6,833,709			490,854		7,324,563
Collateralized Mortgage Obligations		– 0	–	5,584,031			58,303		5,642,334
Corporates – Non-Investment Grade		– 0	–	2,432,176			– 0	–	2,432,176
Emerging Markets – Treasuries		– 0	–	611,201			– 0	–	611,201
Governments – Sovereign Agencies		– 0	–	571,876			– 0	–	571,876
Emerging Markets – Corporate Bonds		– 0	–	77,250			– 0	–	77,250
Governments – Sovereign Bonds		– 0	–	63,555			– 0	–	63,555

Total Investments in Securities		– 0	–	134,929,688			3,373,893		138,303,581
Other Financial Instruments(b):
Assets:
Futures		19,960		– 0	–		– 0	–	19,960	(e)
Forward Currency Exchange Contracts		– 0	–	492,533			– 0	–	492,533
Centrally Cleared Interest Rate Swaps		– 0	–	417,097			– 0	–	417,097	(e)
Credit Default Swaps		– 0	–	19,273			– 0	–	19,273
Liabilities:
Futures		(50,166)		– 0	–		– 0	–	(50,166	)(e)
Forward Currency Exchange Contracts		– 0	–	(880,777)			– 0	–	(880,777)
Centrally Cleared Credit Default Swaps		– 0	–	(114,355)			– 0	–	(114,355	)(e)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,289,390)			– 0	–	(1,289,390	)(e)
Credit Default Swaps		– 0	–	(18,010)			– 0	–	(18,010)
Inflation (CPI) Swaps		– 0	–	(111,432)			– 0	–	(111,432)

Total(h)		$(30,206)		$133,444,627			$3,373,893		$136,788,314

238	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$93,283,028		$	– 0	–	$	– 0	–	$93,283,028
Short-Term Investments	1,234,362			– 0	–		– 0	–	1,234,362

Total Investments in Securities	94,517,390			– 0	–		– 0	–	94,517,390
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$94,517,390		$	– 0	–	$	– 0	–	$94,517,390

AB Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$92,284,124		$	– 0	–	$	– 0	–	$92,284,124
Short-Term Investments	350,662			– 0	–		– 0	–	350,662

Total Investments in Securities	92,634,786			– 0	–		– 0	–	92,634,786
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$92,634,786		$	– 0	–	$	– 0	–	$92,634,786

AB Multi-Asset Real Return Portfolio(i)
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Energy	$109,643,548			$104,628,995		$	– 0	–	$214,272,543
Materials	27,932,470			43,298,884			– 0	–(j)	71,231,354
Equity: Other	22,107,519			38,720,296			192,119		61,019,934
Residential	23,965,471			19,918,987			– 0	–(g)	43,884,458
Retail	24,292,192			11,321,196			– 0	–	35,613,388
Office	14,077,998			12,643,978			– 0	–	26,721,976
Industrials	8,942,197			7,707,293			– 0	–	16,649,490
Food Beverage & Tobacco	6,454,931			324,238			– 0	–	6,779,169
Lodging	3,554,505			– 0	–		– 0	–	3,554,505
Real Estate	1,497,794			1,320,665			– 0	–	2,818,459
Mortgage	2,790,157			– 0	–		– 0	–	2,790,157
Financial: Other	– 0	–		143,826			– 0	–	143,826
Inflation-Linked Securities	– 0	–		280,912,952			– 0	–	280,912,952
Investment Companies	161,515,486			– 0	–		– 0	–	161,515,486
Options Purchased – Calls	– 0	–		66,750			– 0	–	66,750
Options Purchased – Puts	– 0	–		9,095			– 0	–	9,095

AB POOLING PORTFOLIOS •	239

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Short-Term Investments	$24,001,262		$ – 0	–	$	– 0	–	$24,001,262
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	41,295,503		– 0	–		– 0	–	41,295,503

Total Investments in Securities	472,071,033		521,017,155			192,119		993,280,307
Other Financial Instruments(b):
Assets:
Futures	1,306,640		– 0	–		– 0	–	1,306,640	(e)
Forward Currency Exchange Contracts	– 0	–	6,720,041			– 0	–	6,720,041
Inflation (CPI) Swaps	– 0	–	114,835			– 0	–	114,835
Liabilities:
Futures	(2,563,397)		– 0	–		– 0	–	(2,563,397	)(e)
Forward Currency Exchange Contracts	– 0	–	(3,652,165)			– 0	–	(3,652,165)
Call Options Written	– 0	–	(16,371)			– 0	–	(16,371)
Put Options Written	– 0	–	(115,700)			– 0	–	(115,700)
Inflation (CPI) Swaps	– 0	–	(4,319,281)			– 0	–	(4,319,281)
Total Return Swaps	– 0	–	(8,317,006)			– 0	–	(8,317,006)

Total(f)	$470,814,276		$511,431,508			$192,119		$982,437,903

AB Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$19,324,540		$21,005,147		$	– 0	–(j)	$40,329,687
Information Technology	30,418,782		5,959,928			– 0	–	36,378,710
Health Care	20,935,440		12,732,123			– 0	–	33,667,563
Industrials	15,883,280		16,426,704			43,432		32,353,416
Consumer Discretionary	17,590,928		13,783,023			– 0	–	31,373,951
Consumer Staples	14,563,431		13,939,016			– 0	–	28,502,447
Energy	9,984,581		5,283,348			– 0	–	15,267,929
Equity: Other	5,912,259		7,732,528			17,300		13,662,087
Materials	4,134,864		8,039,663			– 0	–	12,174,527

240	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Telecommunication Services	$3,828,847		$5,365,004		$	– 0	–	$9,193,851
Retail	5,071,773		4,094,138			– 0	–	9,165,911
Utilities	4,611,199		4,074,694			– 0	–	8,685,893
Residential	4,778,588		2,046,493			– 0	–	6,825,081
Office	3,018,533		1,727,825			– 0	–	4,746,358
Real Estate	1,116,863		428,579			– 0	–	1,545,442
Lodging	1,078,649		74,948			– 0	–	1,153,597
Investment Companies	20,296,112		25,406			– 0	–	20,321,518
Options Purchased – Calls	– 0	–	3,834,198			– 0	–	3,834,198
Short-Term Investments:
Investment Companies	173,448,642		– 0	–		– 0	–	173,448,642
U.S. Treasury Bills	– 0	–	32,491,910			– 0	–	32,491,910
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,295,594		– 0	–		– 0	–	5,295,594

Total Investments in Securities	361,292,905		159,064,675			60,732		520,418,312
Other Financial Instruments(b):
Assets:
Futures	133,443		21,271			– 0	–	154,714	(e)
Forward Currency Exchange Contracts	– 0	–	9,949,522			– 0	–	9,949,522
Total Return Swaps	– 0	–	2,694,300			– 0	–	2,694,300
Liabilities:
Futures	(82,464)		(1,051,140)			– 0	–	(1,133,604	)(e)
Forward Currency Exchange Contracts	– 0	–	(10,994,169)			– 0	–	(10,994,169)
Total Return Swaps	– 0	–	(63,147)			– 0	–	(63,147)

Total(f)	$361,343,884		$159,621,312			$60,732		$521,025,928

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(e)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB POOLING PORTFOLIOS •	241

Notes to Financial Statements

(f)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	There were no transfers between Level 1 and Level 2 during the reporting period.

(i)	Consolidated (see Note A).

(j)	Less than $0.50.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Short Duration Bond Portfolio	Corporates - Investment Grade			Asset-Backed Securities(a)		Commercial Mortgage-Backed Securities
Balance as of 8/31/15	$	– 0	–	$16,368,735		$1,524,633
Accrued discounts/(premiums)		– 0	–	342		(3,036)
Realized gain (loss)		– 0	–	(22,456)		(73,392)
Change in unrealized appreciation/depreciation		– 0	–	22,748		20,673
Purchases/Payups		314,190		– 0	–	1,953,672
Sales/Paydowns		– 0	–	(4,528,657)		(3,108,288)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	(11,797,846)		– 0	–

Balance as of 8/31/16		$314,190		$42,866		$314,262

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–	$(10,161)		$20,673

242	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Collateralized Mortgage Obligations			Total
Balance as of 8/31/15		$14,275,300		$32,168,668
Accrued discounts/(premiums)		– 0	–	(2,694)
Realized gain (loss)		2,756		(93,092)
Change in unrealized appreciation/depreciation		(3,094)		40,327
Purchases/Payups		– 0	–	2,267,862
Sales/Paydowns		(2,749,416)		(10,386,361)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		(11,525,546)		(23,323,392	)(c)

Balance as of 8/31/16	$	– 0	–	$671,318

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–	$10,512

AB Global Core Bond Portfolio	Collateralized Mortgage Obligations			Commercial Mortgage-Backed Securities		Asset-Backed Securities
Balance as of 8/31/15		$36,919,073		$3,931,061		$3,365,165
Accrued discounts/(premiums)		(281)		(11,089)		(3,746)
Realized gain (loss)		(5,965)		(224,849)		(18,573)
Change in unrealized appreciation/depreciation		3,758		105,419		32,076
Purchases/Payups		– 0	–	912,725		– 0	–
Sales/Paydowns		(4,479,330)		(3,257,060)		(2,363,716)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(32,437,255)		– 0	–	– 0	–

Balance as of 8/31/16	$	– 0	–	$1,456,207		$1,011,206

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–	$105,419		$32,076

	Total
Balance as of 8/31/15		$44,215,299
Accrued discounts/(premiums)		(15,116)
Realized gain (loss)		(249,387)
Change in unrealized appreciation/depreciation		141,253
Purchases/Payups		912,725
Sales/Paydowns		(10,100,106)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(32,437,255	)(d)

Balance as of 8/31/16		$2,467,413

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)		$137,495

AB POOLING PORTFOLIOS •	243

Notes to Financial Statements

AB Bond Inflation Protection Portfolio	Commercial Mortgage-Backed Securities			Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/15		$14,375,830		$5,163,427			$16,470,297
Accrued discounts/(premiums)		(22,991)		2			(843)
Realized gain (loss)		(656,500)		(5,229)			(7,712)
Change in unrealized appreciation/depreciation		247,735		14,918			27,537
Purchases/Payups		3,578,367		1,798,950			– 0	–
Sales/Paydowns		(16,182,966)		(3,551,559)			(2,885,517)
Transfers in to Level 3		1,485,261		– 0	–		– 0	–
Transfers out of Level 3		– 0	–	(2,929,655)			(13,545,459)

Balance as of 8/31/16		$2,824,736		$490,854			$58,303

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)		$226,022		$6,904			$(1,479)

	Common Stocks			Total
Balance as of 8/31/15		$1,139,080		$37,148,634
Accrued discounts/(premiums)		– 0	–	(23,832)
Realized gain (loss)		(5,112)		(674,553)
Change in unrealized appreciation/depreciation		(39,080)		251,110
Purchases/Payups		– 0	–	5,377,317
Sales/Paydowns		(1,094,888)		(23,714,930)
Transfers in to Level 3		– 0	–	1,485,261	(e)
Transfers out of Level 3		– 0	–	(16,475,114	)(f)

Balance as of 8/31/16	$	– 0	–	$3,373,893

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–	$231,447

AB Multi-Asset Real Return Portfolio(g)	Common Stocks - Materials			Common Stocks - Equity: Other		Common Stocks - Residential(a)
Balance as of 8/31/15	$	– 0	–(h)	$185,499			$31
Accrued discounts/(premiums)		– 0	–	– 0	–		– 0	–
Realized gain (loss)		– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–	6,620			– 0	–
Purchases		– 0	–	– 0	–		– 0	–
Sales		– 0	–	– 0	–		– 0	–
Transfers in to Level 3		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		(31)

Balance as of 8/31/16	$	– 0	–(h)	$192,119		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–	$6,620		$	– 0	–

244	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Total
Balance as of 8/31/15		$185,530
Accrued discounts/(premiums)		– 0	–
Realized gain (loss)		– 0	–
Change in unrealized appreciation/depreciation		6,620
Purchases		– 0	–
Sales		– 0	–
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(31)

Balance as of 8/31/16		$192,119	(i)

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)		$6,620

AB Volatility Management Portfolio	Common Stocks - Financials			Common Stocks - Industrials			Common Stocks - Equity: Other
Balance as of 8/31/15	$	– 0	–(h)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		(3,168)			(5,882)
Change in unrealized appreciation/depreciation		– 0	–		28,377			7,735
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(54,378)			(35,455)
Transfers in to Level 3		– 0	–		72,601			50,902
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/16	$	– 0	–(h)		$43,432			$17,300

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)	$	– 0	–		$28,377			$7,735

	Total
Balance as of 8/31/15	$	– 0	–
Accrued discounts/(premiums)		– 0	–
Realized gain (loss)		(9,050)
Change in unrealized appreciation/depreciation		36,112
Purchases		– 0	–
Sales		(89,833)
Transfers in to Level 3		123,503
Transfers out of Level 3		– 0	–

Balance as of 8/31/16		$60,732	(i)

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(b)		$36,112

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

AB POOLING PORTFOLIOS •	245

Notes to Financial Statements

(c)	An amount of $23,323,392 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

(d)	An amount of $32,437,255 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

(e)	An amount of $1,485,261 was transferred out of Level 2 into Level 3 due to decrease in observability of inputs during the reporting period.

(f)	An amount of $16,475,114 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

(g)	Consolidated (see Note A).

(h)	Less than $0.50.

(i)	There were de minimis transfers under 1% of net assets during the reporting period.

As of August 31, 2016, all Level 3 securities of the AB Bond Inflation Protection Portfolio were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

246	• AB POOLING PORTFOLIOS

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’

AB POOLING PORTFOLIOS •	247

Notes to Financial Statements

tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to .15% of average daily net assets for the AB Volatility Management Portfolio. Effective June 22, 2016, the Adviser has agreed to an Expense Cap of .07% and .10% of average daily net assets for the AB Short Duration Bond Portfolio and AB Bond Inflation Protection Portfolio, respectively. The Expense Caps may not be terminated before

248	• AB POOLING PORTFOLIOS

Notes to Financial Statements

December 31, 2016 and then may be extended by the Adviser for additional one-year terms. For the year ended August 31, 2016, such waivers and reimbursement amounted to:

Portfolio	Amount
AB Short Duration Bond	$63,648
AB Bond Inflation Protection	64,006

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the AB Bond Inflation Protection Portfolio and AB Multi-Asset Real Return Portfolio $314 and $308, respectively, for trading losses incurred due to a trade entry error for the year ended August 31, 2016 and $394 for AB Multi-Asset Real Return Portfolio for the year ended August 31, 2015.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

Effective January 1, 2015, the Portfolios may reimburse the Adviser for certain legal and accounting services provided to the Portfolios by the Adviser. For the year ended August 31, 2016, such fees amounted to:

Portfolio	Administrative Fees
AB U.S. Value	$51,972
AB U.S. Large Cap Growth	51,972
AB International Value	50,087
AB International Growth	50,599
AB Short Duration Bond	56,916
AB Global Core Bond	51,117
AB Bond Inflation Protection	54,008
AB Small-Mid Cap Value	48,492

AB POOLING PORTFOLIOS •	249

Notes to Financial Statements

Portfolio	Administrative Fees
AB Small-Mid Cap Growth	$51,113
AB Multi-Asset Real Return	52,051
AB Volatility Management	52,275

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS did not receive any fees for such services.

The AB Fixed-Income Shares, Inc. – Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolios in an amount equal to Government Money Market Portfolio’s effective advisory fee. For the year ended August 31, 2016, such waiver amounted to:

Portfolio	Amount	Portfolio	Amount
AB U.S. Value	$2,658	AB Bond Inflation Protection	$39
AB U.S. Large Cap Growth	8,492	AB Small-Mid Cap Value	1,014
AB International Value	942	AB Small-Mid Cap Growth	952
AB International Growth	1,049	AB Multi-Asset Real Return	27,028
AB Short Duration Bond	32	AB Volatility Management	136,400
AB Global Core Bond	70

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended August 31, 2016 is as follows:

Portfolio	Market Value 8/31/15 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/16 (000)		Dividend Income (000)
AB U.S. Value	$9,313		$130,135	$134,767	$4,681		$9
AB U.S. Large Cap Growth	32,430		117,014	130,039	19,405		35
AB International Value	– 0	–	97,147	96,103	1,044		5
AB International Growth	– 0	–	133,244	132,330	914		5
AB Short Duration Bond	3,756		271,927	275,683	– 0	–	49

250	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/16 (000)			Dividend Income (000)
AB Global Core Bond	$4,459	$280,557	$285,016	$	– 0	–	$34
AB Bond Inflation Protection	3,467	265,075	268,542		– 0	–	26
AB Small-Mid Cap Value	6,867	60,977	66,610		1,234		12
AB Small-Mid Cap Growth	6,308	45,871	51,828		351		10
AB Multi-Asset Real Return	103,525	1,429,430	1,508,954		24,001		115
AB Volatility Management	258,901	1,203,114	1,288,566		173,449		722

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2016 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
AB U.S. Value	$327,005	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth	160,502		27			– 0	–
AB International Value	363,048		– 0	–		– 0	–
AB International Growth	377,005		– 0	–		– 0	–
AB Short Duration Bond	19,369		– 0	–		– 0	–
AB Global Core Bond	7,799		– 0	–		– 0	–
AB Bond Inflation Protection	9,743		– 0	–		– 0	–
AB Small-Mid Cap Value	267,191		– 0	–		– 0	–
AB Small-Mid Cap Growth	175,555		68			– 0	–
AB Multi-Asset Real Return	1,059,789		– 0	–		– 0	–
AB Volatility Management	509,378		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2016, were as follows:

Portfolio	Purchases	Sales
AB U.S. Value	$195,958,675	$344,902,994
AB U.S. Large Cap Growth	164,925,320	328,404,379
AB International Value	141,577,147	248,940,823
AB International Growth	167,602,927	283,317,554
AB Short Duration Bond	67,828,559	428,224,739
AB Global Core Bond	322,629,964	844,638,494
AB Bond Inflation Protection	40,871,307	304,887,849
AB Small-Mid Cap Value	107,933,192	297,458,196
AB Small-Mid Cap Growth	116,511,056	286,861,789
AB Multi-Asset Real Return	978,114,025	779,205,820
AB Volatility Management	230,686,092	934,047,243

AB POOLING PORTFOLIOS •	251

Notes to Financial Statements

Purchases and sales of U.S. government securities for the year ended August 31, 2016, were as follows:

Portfolio	Purchases			Sales
AB U.S. Value	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth		– 0	–		– 0	–
AB International Value		– 0	–		– 0	–
AB International Growth		– 0	–		– 0	–
AB Short Duration Bond		146,950,686			533,184,665
AB Global Core Bond		354,684,861			496,875,282
AB Bond Inflation Protection		229,160,129			734,442,107
AB Small-Mid Cap Value		– 0	–		– 0	–
AB Small-Mid Cap Growth		– 0	–		– 0	–
AB Multi-Asset Real Return		324,792,930			319,689,536
AB Volatility Management		– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	Depreciation
AB U.S. Value	$269,725,901	$55,956,356	$(5,818,127)	$50,138,229
AB U.S. Large Cap Growth	237,401,674	87,946,273	(5,283,542)	82,662,731
AB International Value	257,859,945	28,204,860	(18,412,601)	9,792,259
AB International Growth	235,443,456	42,012,740	(3,773,455)	38,239,285
AB Short Duration Bond	76,892,281	325,801	(203,992)	121,809
AB Global Core Bond	249,528,714	13,641,376	(4,633,641)	9,007,735
AB Bond Inflation Protection	137,123,886	2,701,575	(1,521,880)	1,179,695
AB Small-Mid Cap Value	80,336,088	16,925,622	(2,744,320)	14,181,302
AB Small-Mid Cap Growth	75,528,048	20,504,938	(3,398,200)	17,106,738
AB Multi-Asset Real Return	1,248,724,737	21,144,026	(280,141,926)	(258,997,900)
AB Volatility Management	452,069,086	85,243,900	(16,894,674)	68,349,226

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

252	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2016, the AB Global Core Bond Portfolio, the AB Short Duration Bond Portfolio, AB Bond

AB POOLING PORTFOLIOS •	253

Notes to Financial Statements

Inflation Protection Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held futures for hedging and non-hedging purposes; the AB International Value Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2016, the AB International Value Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio and AB Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes; the AB Short Duration Bond Portfolio, AB International Growth Portfolio and AB Multi-Asset Real Return Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

254	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At August 31, 2016, the AB Multi-Asset Real Return Portfolio had maximum payments for written put options in the amount of $91,670,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the

AB POOLING PORTFOLIOS •	255

Notes to Financial Statements

owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2016, the AB Global Core Bond Portfolio, the AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held purchased options and written options for hedging and non-hedging purposes. The AB Bond Inflation Protection Portfolio held written options for hedging purposes.

For the year ended August 31, 2016, the Portfolios had the following transactions in written options:

AB Global Core Bond	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/15	– 0	–	$	– 0	–
Options written	55,584,248			610,550
Options expired	(31,877,125)			(233,333)
Options bought back	(23,707,123)			(377,217)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/16	– 0	–	$	– 0	–

AB Bond Inflation Protection	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/15	– 0	–	$	– 0	–
Options written	563,472,000			45,533
Options expired	(8,790,000)			(20,788)
Options bought back	(554,682,000)			(24,745)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/16	– 0	–	$	– 0	–

AB Multi-Asset Real Return	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/15	10,054,776			$3,317,932
Options written	28,419,488			3,153,782
Options expired	(16,866,176)			(3,901,917)
Options bought back	(21,600,000)			(2,343,600)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/16	8,088			$226,197

AB Volatility Management	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/15	– 0	–	$	– 0	–
Options written	261,000			7,533,720
Options expired	(76,300)			(3,739,982)
Options bought back	(184,700)			(3,793,738)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/16	– 0	–	$	– 0	–

256	• AB POOLING PORTFOLIOS

Notes to Financial Statements

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB POOLING PORTFOLIOS •	257

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an

258	• AB POOLING PORTFOLIOS

Notes to Financial Statements

increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2016, the AB Bond Inflation Protection Portfolio held interest rate swaps for hedging and non-hedging purposes; the AB Short Duration Bond Portfolio held interest rate swaps for non-hedging purposes; the AB Multi-Asset Real Return Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2016, the AB Bond Inflation Protection Portfolio and the AB Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/

AB POOLING PORTFOLIOS •	259

Notes to Financial Statements

(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of August 31, 2016, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2016, the AB Short Duration Bond Portfolio held credit default swaps for non-hedging purposes; the AB Bond Inflation Protection Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves

260	• AB POOLING PORTFOLIOS

Notes to Financial Statements

commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2016, the AB Bond Inflation Protection Portfolio and AB Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes. AB Multi-Asset Real Return Portfolio held total return swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB POOLING PORTFOLIOS •	261

Notes to Financial Statements

During the year ended August 31, 2016, the Portfolios had entered into the following derivatives:

AB International Value Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$24,720	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	384,988		Unrealized depreciation on forward currency exchange contracts	$248,868

Total		$409,708			$248,868

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(80,800)	$162,665

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(3,172,660)	(368,381)

Total		$(3,253,460)	$(205,716)

262	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$4,246,613	Unrealized depreciation on forward currency exchange contracts	$2,008,576

Total		$4,246,613		$2,008,576

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,023,337	$3,990,301

Total		$2,023,337	$3,990,301

AB Short Duration Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$5,323	*	Receivable/Payable for variation margin on exchange-traded derivatives	$20,804	*

Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	91,504

Credit contracts				Unrealized depreciation on credit default swaps	6,887

Total		$5,323			$119,195

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB POOLING PORTFOLIOS •	263

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(336,026)	$(195,468)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	649,828	(91,504)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	325,410	(266,617)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	235	(6,887)

Total		$639,447	$(560,476)

AB Global Core Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$17,156	*	Receivable/Payable for variation margin on exchange-traded derivatives	$213,648	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,570,228		Unrealized depreciation on forward currency exchange contracts	1,760,934

Total		$1,587,384			$1,974,582

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

264	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,357,386)	$(702,554)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,030,996)	(530,065)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(434,560)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	229,320	– 0	–

Total		$(5,593,622)	$(1,232,619)

AB Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$437,057	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,339,556	*

AB POOLING PORTFOLIOS •	265

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives		Receivable/Payable for variation margin on exchange-traded derivatives	$114,355	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$492,533	Unrealized depreciation on forward currency exchange contracts	880,777

Interest rate contracts			Unrealized depreciation on inflation swaps	111,432

Credit contracts	Unrealized appreciation on credit default swaps	19,273	Unrealized depreciation on credit default swaps	18,010

Total		$948,863		$2,464,130

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,973,187)	$35,794

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	468,707	(542,303)

266	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$20,721	$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,201,596)		509,884

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,254,175)		387,525

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	426,817		– 0	–

Total		$(4,512,713)		$390,900

AB Multi-Asset Real Return Portfolio**
	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$6,233	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$363,768	*

AB POOLING PORTFOLIOS •	267

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,300,407	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,199,629	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	6,720,041		Unrealized depreciation on forward currency exchange contracts	3,652,165

Equity contracts	Investments in securities, at value	75,845

Equity contracts				Options written, at value	132,071

Interest rate contracts	Unrealized appreciation on inflation swaps	114,835		Unrealized depreciation on inflation swaps	4,319,281

Equity contracts				Unrealized depreciation on total return swaps	8,317,006

Total		$8,217,361			$18,983,920

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

**	Consolidated (see Note A).

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(116,446)	$6,233

268	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(207)	$(363,768)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(34,701,717)	18,289,019

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,808,616)	2,074,558

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,157,196)	(101,248)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,545,603)	(1,649,939)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,456,857)	(5,119,697)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(12,368,765)	(9,850,265)

Total		$(59,155,407)	$3,284,893

AB POOLING PORTFOLIOS •	269

Notes to Financial Statements

AB Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$154,714	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,133,604	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	9,949,522		Unrealized depreciation on forward currency exchange contracts	10,994,169

Equity contracts	Investments in securities, at value	3,834,198

Equity contracts	Unrealized appreciation on total return swaps	2,694,300		Unrealized depreciation on total return swaps	63,147

Total		$16,632,734			$12,190,920

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$134,282

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(53,776,598)	$11,585,222

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	6,242,329	(3,125,755)

270	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(2,045,065)	$(300,985)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,562,820	– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,747,803	8,742,275

Total		$(36,134,429)	$16,900,757

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended August 31, 2016:

AB International Value Portfolio
Futures:
Average original value of buy contracts	$715,613

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,408,155
Average principal amount of sale contracts	$70,998,848

AB International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$66,591,985
Average principal amount of sale contracts	$84,781,402

AB Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$231,471,832
Average original value of sale contracts	$30,261,381

Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$36,230,347	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,492,091	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$250,846	(c)

(a) Positions were open for nine months during the year.
(b) Positions were open for eight months during the year.
(c) Positions were open for less than one month during the year.

AB POOLING PORTFOLIOS •	271

Notes to Financial Statements

AB Global Core Bond Portfolio
Futures:
Average original value of buy contracts	$12,494,186	(a)
Average original value of sale contracts	$60,893,780

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$104,258,498
Average principal amount of sale contracts	$425,158,793

Purchased Options:
Average monthly cost	$221,805	(b)

(a) Positions were open for seven months during the year.
(b) Positions were open for five months during the year.

AB Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$10,853,011
Average original value of sale contracts	$78,665,204

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,938,383
Average principal amount of sale contracts	$47,176,793

Interest Rate Swaps:
Average notional amount	$21,713,741	(a)

Inflation Swaps:
Average notional amount	$89,580,615

Centrally Cleared Interest Rate Swaps:
Average notional amount	$275,646,713

Credit Default Swaps:
Average notional amount of buy contracts	$2,057,077
Average notional amount of sale contracts	$3,118,447

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$33,245,385

Total Return Swaps:
Average notional amount	$37,160,427	(b)

(a) Positions were open for eight months during the year.
(b) Positions were open for one month during the year.

AB Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$81,162,896
Average original value of sale contracts	$18,370,219

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$118,915,921
Average principal amount of sale contracts	$169,716,154

Purchased Options:
Average monthly cost	$667,579	(a)

272	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Interest Rate Swaps:
Average notional amount	$133,000,000	(b)

Inflation Swaps:
Average notional amount	$446,563,846

Total Return Swaps:
Average notional amount	$217,371,298

* Consolidated (see Note A).
(a) Positions were open for four months during the year.
(b) Positions were open for less than one month during the year.

AB Volatility Management Portfolio
Futures:
Average original value of buy contracts	$143,183,527
Average original value of sale contracts	$122,640,957

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$193,820,250
Average principal amount of sale contracts	$203,388,250

Purchased Options:
Average monthly cost	$7,181,539	(a)

Total Return Swaps:
Average notional amount	$173,800,513

(a) Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of August 31, 2016:

AB International Value Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$9,374	$	– 0	–	$	– 0	–	$	– 0	–	$9,374
Barclays Bank PLC	106,625		(12,011)			– 0	–		– 0	–	94,614
BNP Paribas SA	68,548		(68,548)			– 0	–		– 0	–	– 0	–
Citibank, NA	13,629		– 0	–		– 0	–		– 0	–	13,629
Goldman Sachs Bank USA	48,707		(31,461)			– 0	–		– 0	–	17,246
JPMorgan Chase Bank, NA	121,235		– 0	–		– 0	–		– 0	–	121,235
Morgan Stanley & Co., Inc.	464		– 0	–		– 0	–		– 0	–	464
State Street Bank & Trust Co.	16,406		(16,406)			– 0	–		– 0	–	– 0	–

Total	$384,988		$(128,426)		$	– 0	–	$	– 0	–	$256,562	^

AB POOLING PORTFOLIOS •	273

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$310	$	– 0	–		$(310)		$	– 0	–	$	– 0	–

Total	$310	$	– 0	–		$(310)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$12,011		$(12,011)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	83,417		(68,548)			– 0	–		– 0	–		14,869
Goldman Sachs Bank USA	31,461		(31,461)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	59,995		– 0	–		– 0	–		– 0	–		59,995
State Street Bank & Trust Co.	30,763		(16,406)			– 0	–		– 0	–		14,357
UBS AG	31,221		– 0	–		– 0	–		– 0	–		31,221

Total	$248,868		$(128,426)		$	– 0	–	$	– 0	–		$120,442	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash have been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB International Growth Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$136,753	$(136,753)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	9,941	– 0	–		– 0	–		– 0	–		9,941
Goldman Sachs Bank USA	73,187	– 0	–		– 0	–		– 0	–		73,187
HSBC Bank USA	27,840	(443)			– 0	–		– 0	–		27,397
Morgan Stanley & Co., Inc.	25,251	(25,251)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	3,542,840	(279,108)			– 0	–		– 0	–		3,263,732
Standard Chartered Bank	62,167	(44,845)			– 0	–		– 0	–		17,322
State Street Bank & Trust Co.	360,785	(46,657)			– 0	–		– 0	–		314,128
UBS AG	7,849	(7,849)			– 0	–		– 0	–		– 0	–

Total	$4,246,613	$(540,906)		$	– 0	–	$	– 0	–		$3,705,707	^

274	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$7,480	$	– 0	–	$	– 0	–	$	– 0	–	$7,480
Citibank, NA	146,975		(136,753)			– 0	–		– 0	–	10,222
HSBC Bank USA	443		(443)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	512,952		– 0	–		– 0	–		– 0	–	512,952
Morgan Stanley & Co., Inc.	853,027		(25,251)			– 0	–		– 0	–	827,776
Royal Bank of Scotland PLC	279,108		(279,108)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	44,845		(44,845)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	46,657		(46,657)			– 0	–		– 0	–	– 0	–
UBS AG	117,089		(7,849)			– 0	–		– 0	–	109,240

Total	$2,008,576		$(540,906)		$	– 0	–	$	– 0	–	$1,467,670	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Short Duration Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$3,341	$	– 0	–	$	– 0	–	$	– 0	–	$3,341

Total	$3,341	$	– 0	–	$	– 0	–	$	– 0	–	$3,341

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$13,331	$	– 0	–	$	– 0	–	$	– 0	–	$13,331
Deutsche Bank AG	14,747		– 0	–		– 0	–		– 0	–	14,747
Goldman Sachs Bank USA	91,504		– 0	–		– 0	–		– 0	–	91,504

Total	$119,582	$	– 0	–	$	– 0	–	$	– 0	–	$119,582	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB POOLING PORTFOLIOS •	275

Notes to Financial Statements

AB Global Core Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$5,347	$	– 0	–	$	– 0	–	$	– 0	–	$5,347

Total	$5,347	$	– 0	–	$	– 0	–	$	– 0	–	$5,347

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$218,030		$(69,738)		$	– 0	–	$	– 0	–	$148,292
BNP Paribas SA	825		(825)			– 0	–		– 0	–	– 0	–
Citibank, NA	430,308		(77,906)			– 0	–		– 0	–	352,402
Credit Suisse International	102,304		(102,304)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	369,565		(369,565)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	20,264		(20,264)			– 0	–		– 0	–	– 0	–
Societe Generale	13,120		– 0	–		– 0	–		– 0	–	13,120
State Street Bank & Trust Co.	415,812		(26,392)			– 0	–		– 0	–	389,420

Total	$1,570,228		$(666,994)		$	– 0	–	$	– 0	–	$903,234	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$69,738		$(69,738)		$	– 0	–	$	– 0	–	$ – 0	–
Bank of America, NA	9,819		– 0	–		– 0	–		– 0	–	9,819
BNP Paribas SA	316,414		(825)			– 0	–		– 0	–	315,589
Citibank, NA	77,906		(77,906)			– 0	–		– 0	–	– 0	–
Credit Suisse International	113,372		(102,304)			– 0	–		– 0	–	11,068
Goldman Sachs Bank USA	1,062,385		(369,565)			– 0	–		– 0	–	692,820
JPMorgan Chase Bank, NA	31,746		(20,264)			– 0	–		– 0	–	11,482
Royal Bank of Scotland PLC	32,080		– 0	–		– 0	–		– 0	–	32,080
Standard Chartered Bank	21,082		– 0	–		– 0	–		– 0	–	21,082
State Street Bank & Trust Co.	26,392		(26,392)			– 0	–		– 0	–	– 0	–

Total	$1,760,934		$(666,994)		$	– 0	–	$	– 0	–	$1,093,940	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

276	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Bond Inflation Protection Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$4,209		$(4,209)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$4,209		$(4,209)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$10,823	$	– 0	–	$	– 0	–	$	– 0	–		$10,823
Credit Suisse International	1,512		(1,512)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	290,600		(290,600)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	11,871		(8,824)			– 0	–		– 0	–		3,047
JPMorgan Chase Bank, NA	174,964		(49,384)			– 0	–		– 0	–		125,580
Royal Bank of Scotland PLC	9,930		– 0	–		– 0	–		– 0	–		9,930
State Street Bank & Trust Co.	5,168		(5,168)			– 0	–		– 0	–		– 0	–

Total	$504,868		$(355,488)		$	– 0	–	$	– 0	–		$149,380	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged**			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$4,450		$(4,209)		$	– 0	–		$(241)		$	– 0	–

Total	$4,450		$(4,209)		$	– 0	–		$(241)		$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$63,751	$	– 0	–	$	– 0	–	$	– 0	–		$63,751
BNP Paribas SA	4,214		– 0	–		– 0	–		– 0	–		4,214
Citibank, NA	16,566		– 0	–		– 0	–		– 0	–		16,566
Credit Suisse International	43,324		(1,512)			– 0	–		– 0	–		41,812
Goldman Sachs Bank USA	851,261		(290,600)			– 0	–		– 0	–		560,661
HSBC Bank USA	8,824		(8,824)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	49,384		(49,384)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	10,526		(5,168)			– 0	–		– 0	–		5,358

Total	$1,047,850		$(355,488)		$	– 0	–	$	– 0	–		$692,362	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB POOLING PORTFOLIOS •	277

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$131,245	$	– 0	–	$	– 0	–	$	– 0	–	$131,245

Total	$131,245	$	– 0	–	$	– 0	–	$	– 0	–	$131,245

OTC Derivatives:
Bank of America, NA	$202,698		$(146,421)		$	– 0	–	$	– 0	–	$56,277
Barclays Bank PLC	655,062		(256,916)			– 0	–		– 0	–	398,146
BNP Paribas SA	160,877		(84,717)			– 0	–		– 0	–	76,160
Brown Brothers Harriman & Co.	2,812		(2,812)			– 0	–		– 0	–	– 0	–
Citibank, NA	505,340		(110,829)			– 0	–		– 0	–	394,511
Credit Suisse International	2,798		(2,798)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	615,223		(247,013)			– 0	–		– 0	–	368,210
HSBC Bank USA	1,055,929		(196,350)			– 0	–		– 0	–	859,579
JPMorgan Chase Bank, NA	544,976		(544,976)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	573,677		(167,710)			– 0	–		– 0	–	405,967
Nomura Global Financial Products, Inc.	21,242		– 0	–		– 0	–		– 0	–	21,242
Royal Bank of Scotland PLC	1,859,902		(208,556)			– 0	–		– 0	–	1,651,346
Standard Chartered Bank	76,165		(54,313)			– 0	–		– 0	–	21,852
State Street Bank & Trust Co.	495,956		(406,625)			– 0	–		– 0	–	89,331
UBS AG	56,565		(20,056)			– 0	–		– 0	–	36,509

Total	$6,829,222		$(2,450,092)		$	– 0	–	$	– 0	–	$4,379,130	^

278	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$146,421	$(146,421)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	256,916	(256,916)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	84,717	(84,717)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	181,347	(2,812)	– 0	–	– 0	–	178,535
Citibank, NA	110,829	(110,829)	– 0	–	– 0	–	– 0	–
Credit Suisse International	378,393	(2,798)	– 0	–	– 0	–	375,595
Deutsche Bank AG	2,812,611	– 0	–	– 0	–	(2,148,292)	664,319
Goldman Sachs Bank USA/Goldman Sachs International	247,013	(247,013)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	196,350	(196,350)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,680,267	(544,976)	– 0	–	(1,483,118)	652,173
Morgan Stanley & Co., Inc.	167,710	(167,710)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	208,556	(208,556)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	54,313	(54,313)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	406,625	(406,625)	– 0	–	– 0	–	– 0	–
UBS AG	20,056	(20,056)	– 0	–	– 0	–	– 0	–

Total	$7,952,124	$(2,450,092)	$	– 0	–	$(3,631,410)	$1,870,622	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB POOLING PORTFOLIOS •	279

Notes to Financial Statements

AllianceBernstein Cayman Inflation Pooling Subsidiary. Ltd.
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$75,845	$(75,845)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$75,845	$(75,845)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
State Street Bank & Trust Co.	$5,654	$(5,654)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$5,654	$(5,654)	$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**	Security Collateral Pledged**	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$922,181	$(75,845)	$(846,336)	$	– 0	–	$	– 0	–

Total	$922,181	$(75,845)	$(846,336)	$	– 0	–	$	– 0	–

OTC Derivatives:
JPMorgan Chase Bank, NA	$8,317,006	$	– 0	–	$	– 0	–	$(8,317,006)	$	– 0	–
State Street Bank & Trust Co.	19,322	(5,654)	– 0	–	– 0	–	13,668

Total	$8,336,328	$(5,654)	$	– 0	–	$(8,317,006)	$13,668	^

*	Cash have been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

280	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Volatility Management
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$637,242	$	– 0	–	$	– 0	–	$(637,242)		$	– 0	–
Barclays Capital PLC	171,402		(171,402)			– 0	–	– 0	–		– 0	–
BNP Paribas SA	557		(557)			– 0	–	– 0	–		– 0	–
Brown Brothers Harriman & Co.	808,847		(51,470)			– 0	–	– 0	–		757,377
Citibank, NA	1,724,006		(129,155)			– 0	–	– 0	–		1,594,851
Credit Suisse International	549,117		(381,015)			– 0	–	(168,102)			– 0	–
Deutsche Bank AG	158,738		(131,079)			– 0	–	– 0	–		27,659
Goldman Sachs International	4,379,781		– 0	–		(4,379,781)		– 0	–		– 0	–
HSBC Bank USA	20,351		(20,351)			– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,063,467		(516,132)			– 0	–	– 0	–		547,335
Morgan Stanley & Co., Inc.	1,263,625		(817,935)			– 0	–	– 0	–		445,690
Royal Bank of Scotland PLC	4,227,715		(688,460)			– 0	–	– 0	–		3,539,255
Standard Chartered Bank	538,450		– 0	–		– 0	–	– 0	–		538,450
State Street Bank & Trust Co.	873,635		(873,635)			– 0	–	– 0	–		– 0	–
UBS AG	61,087		(61,087)			– 0	–	– 0	–		– 0	–

Total	$16,478,020		$(3,842,278)			$(4,379,781)		$(805,344)			$7,450,617	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$390,502	$	– 0	–	$	– 0	–	$(390,502)		$	– 0	–

Total	$390,502	$	– 0	–	$	– 0	–	$(390,502)		$	– 0	–

AB POOLING PORTFOLIOS •	281

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Capital PLC	$544,887	$(171,402)	$	– 0	–	$	– 0	–	$373,485
BNP Paribas SA	311,321	(557)		– 0	–		– 0	–	310,764
Brown Brothers Harriman & Co.	51,470	(51,470)		– 0	–		– 0	–	– 0	–
Citibank, NA	129,155	(129,155)		– 0	–		– 0	–	– 0	–
Credit Suisse International	381,015	(381,015)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	131,079	(131,079)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	550,642	(20,351)		– 0	–		– 0	–	530,291
JPMorgan Chase Bank, NA	516,132	(516,132)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	817,935	(817,935)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	688,460	(688,460)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	6,859,544	(873,635)		– 0	–		– 0	–	5,985,909
UBS AG	75,676	(61,087)		– 0	–		– 0	–	14,589

Total	$11,057,316	$(3,842,278)	$	– 0	–	$	– 0	–	$7,215,038	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

282	• AB POOLING PORTFOLIOS

Notes to Financial Statements

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended August 31, 2016, the AB Global Core Bond Portfolio earned drop income of $480,807, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended August 31, 2016, the average amount of reverse repurchase agreements outstanding for AB Bond

AB POOLING PORTFOLIOS •	283

Notes to Financial Statements

Inflation Protection Portfolio was $128,407,463, and the daily weighted average interest rate was 0.66%. At August 31, 2016, the AB Bond Inflation Protection Portfolio had reverse repurchase agreements outstanding in the amount of $39,537,708, as reported on the statements of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of August 31, 2016:

AB Bond Inflation Protection Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†	Net Amount of RVP Liabilities
HSBC	$21,794,653	$21,746,881	$42,744
JPMorgan Chase	17,743,055	17,700,311	– 0	–

Total	$39,537,708	$39,447,192	$90,516

†	Including accrued interest.

NOTE D

Securities Lending

Certain Portfolios may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB

284	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of August 31, 2016, the value of securities on loan and cash collateral received which has been invested into the Government Money Market Portfolio are as follows:

Portfolio	Market Value of Securities on Loan		Market Value of Cash Collateral
AB U.S. Value	$3,199,626		$3,320,729
AB U.S. Large Cap Growth	560,018		584,918
AB International Value	– 0	–	1,599
AB International Growth	8,238,512		8,638,173
AB Multi-Asset Real Return	39,426,034		41,295,503
AB Volatility Management	5,056,432		5,295,594

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the year ended August 31, 2016 from the borrowers, AB Government Exchange Reserves and the Government Money Market Portfolio are as follows:

Portfolio	Borrowers	AB Government Exchange Reserves	Government Money Market Portfolio
AB U.S. Value	$55,135	$7,456	$1,199
AB U.S. Large Cap Growth	22,873	8,809	126
AB International Value	135,893	10,657	1,764
AB International Growth	179,226	19,783	2,588
AB Small-Mid Cap Value	62,446	14,302	– 0	–
AB Small-Mid Cap Growth	39,387	19,062	– 0	–
AB Multi-Asset Real Return	331,757	50,559	11,147
AB Volatility Management	272,811	54,431	2,796

AB POOLING PORTFOLIOS •	285

Notes to Financial Statements

These amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of management fee assessed by the Government Money Market Portfolio. For the year ended August 31, 2016, such waiver amounted to:

Portfolio	Amount
AB U.S. Value	$705
AB U.S. Large Cap Growth	70
AB International Value	1,052
AB International Growth	1,511
AB Multi-Asset Real Return	6,503
AB Volatility Management	1,655

A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AB Government Exchange Reserves for the period September 1, 2015 to June 23, 2016 are as follows:

Portfolio	Market Value August 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 23, 2016 (000)
AB U.S. Value	$6,081	$42,536	$48,617	$	– 0	–
AB U.S. Large Cap Growth	2,930	31,748	34,678		– 0	–
AB International Value	211	125,466	125,677		– 0	–
AB International Growth	6,050	109,057	115,107		– 0	–
AB Small-Mid Cap Value	6,422	63,981	70,403		– 0	–
AB Small-Mid Cap Growth	7,862	110,082	117,944		– 0	–
AB Multi-Asset Real Return	26,857	424,893	451,750		– 0	–
AB Volatility Management	124,646	349,137	473,783		– 0	–

A summary of the Portfolios’ transactions in shares of Government Money Market Portfolio for the period June 24, 2016 to August 31, 2016 is as follows:

Portfolio	Market Value June 24, 2016 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2016 (000)
AB U.S. Value	$	– 0	–	$11,582	$8,261	$3,321
AB U.S. Large Cap Growth		– 0	–	4,389	3,804	585
AB International Value		– 0	–	38,940	38,938	2
AB International Growth		– 0	–	29,699	21,061	8,638
AB Multi-Asset Real Return		– 0	–	120,685	79,389	41,296
AB Volatility Management		– 0	–	25,171	19,876	5,295

286	• AB POOLING PORTFOLIOS

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

AB U.S. Value
Shares sold	47,425	899,902	$588,693	$11,886,481

Shares issued in reinvestment of dividends	700,332	787,294	8,840,609	10,546,202

Shares redeemed	(12,155,124)	(6,107,627)	(158,045,119)	(82,387,658)

Net decrease	(11,407,367)	(4,420,431)	$(148,615,817)	$(59,954,975)

AB U.S. Large Cap Growth
Shares sold	28,533	569,773	$306,704	$7,184,060

Shares issued in reinvestment of dividends and distributions	8,933,019	14,104,875	90,366,658	169,404,217

Shares redeemed	(13,944,858)	(10,679,388)	(175,773,467)	(147,986,150)

Net increase (decrease)	(4,983,306)	3,995,260	$(85,100,105)	$28,602,127

AB International Value
Shares sold	230,877	1,595,825	$1,565,159	$12,087,012

Shares issued in reinvestment of dividends	2,265,216	4,256,822	15,426,120	31,500,480

Shares redeemed	(16,575,397)	(7,057,663)	(119,937,274)	(54,485,732)

Net decrease	(14,079,304)	(1,205,016)	$(102,945,995)	$(10,898,240)

AB International Growth
Shares sold	361,396	1,759,886	$2,770,032	$15,676,225

Shares issued in reinvestment of dividends	597,304	786,887	5,100,976	6,877,392

Shares redeemed	(15,050,611)	(4,603,483)	(130,416,032)	(41,591,644)

Net decrease	(14,091,911)	(2,056,710)	$(122,545,024)	$(19,038,027)

AB Short Duration Bond
Shares sold	1,705,549	3,241,057	$16,064,149	$30,610,385

Shares issued in reinvestment of dividends	938,493	992,400	8,834,321	9,366,087

Shares redeemed	(89,589,331)	(10,835,547)	(844,229,442)	(102,262,770)

Net decrease	(86,945,289)	(6,602,090)	$(819,330,972)	$(62,286,298)

AB POOLING PORTFOLIOS •	287

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

AB Global Core Bond
Shares sold	665,112	2,922,261	$6,644,486	$29,955,764

Shares issued in reinvestment of dividends and distributions	4,142,006	6,610,824	40,864,714	66,999,287

Shares redeemed	(72,196,451)	(14,877,837)	(725,185,720)	(152,006,295)

Net decrease	(67,389,333)	(5,344,752)	$(677,676,520)	$(55,051,244)

AB Bond Inflation Protection
Shares sold	1,093,982	3,523,285	$10,438,327	$34,639,427

Shares issued in reinvestment of dividends	1,743,338	2,585,609	16,335,075	25,002,844

Shares redeemed	(66,603,970)	(7,526,367)	(646,166,744)	(73,523,506)

Net decrease	(63,766,650)	(1,417,473)	$(619,393,342)	$(13,881,235)

AB Small-Mid Cap Value
Shares sold	82,942	309,496	$812,766	$3,728,621

Shares issued in reinvestment of dividends and distributions	3,407,853	5,565,605	33,421,658	63,242,317

Shares redeemed	(19,759,654)	(3,504,600)	(201,654,735)	(42,175,961)

Net increase (decrease)	(16,268,859)	2,370,501	$(167,420,311)	$24,794,977

AB Small-Mid Cap Growth
Shares sold	208,852	252,091	$1,814,746	$2,782,968

Shares issued in reinvestment of dividends and distributions	3,730,644	4,851,374	34,986,518	51,344,768

Shares redeemed	(19,602,180)	(5,164,035)	(178,139,234)	(58,999,695)

Net decrease	(15,662,684)	(60,570)	$(141,337,970)	$(4,871,959)

AB Multi-Asset Real Return*
Shares sold	109,741,155	54,774,185	$692,203,634	$423,029,389

Shares issued in reinvestment of dividends	4,197,232	3,939,384	24,008,166	28,954,469

Shares redeemed	(95,204,326)	(15,265,478)	(543,691,559)	(120,157,202)

Net increase	18,734,061	43,448,091	$172,520,241	$331,826,656

*	Consolidated (see Note A).

288	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

AB Volatility Management
Shares sold	2,368,191	2,677,728	$25,231,236	$31,694,373

Shares issued in reinvestment of dividends and distributions	5,719,831	9,227,127	62,117,362	106,665,587

Shares redeemed	(75,246,747)	(17,200,171)	(816,677,084)	(208,087,207)

Net decrease	(67,158,725)	(5,295,316)	$(729,328,486)	$(69,727,247)

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the AB Bond Inflation Protection Portfolio invests principally in inflation-indexed investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization

AB POOLING PORTFOLIOS •	289

Notes to Financial Statements

companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Focused Portfolio Risk—This is the risk that investments in a limited number of companies may have more risk becuase changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller

290	• AB POOLING PORTFOLIOS

Notes to Financial Statements

and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AB Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Subsidiary Risk— By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2016 and August 31, 2015 were as follows:

AB U.S. Value	2016	2015
Distributions paid from:
Ordinary income	$8,840,609	$10,546,202

Total distributions paid	$8,840,609	$10,546,202

AB POOLING PORTFOLIOS •	291

Notes to Financial Statements

AB U.S. Large Cap Growth	2016		2015
Distributions paid from:
Ordinary income	$8,416,367		$14,782,301
Long-term capital gains	81,950,291		154,621,916

Total distributions paid	$90,366,658		$169,404,217

AB International Value	2016		2015
Distributions paid from:
Ordinary income	$15,426,120		$31,500,480

Total distributions paid	$15,426,120		$31,500,480

AB International Growth	2016		2015
Distributions paid from:
Ordinary income	$5,100,976		$6,877,393

Total distributions paid	$5,100,976		$6,877,393

AB Short Duration Bond	2016		2015
Distributions paid from:
Ordinary income	$8,834,321		$9,366,087

Total distributions paid	$8,834,321		$9,366,087

AB Global Core Bond	2016		2015
Distributions paid from:
Ordinary income	$40,864,714		$55,828,805
Long-term capital gains	– 0	–	11,170,482

Total distributions paid	$40,864,714		$66,999,287

AB Bond Inflation Protection	2016		2015
Distributions paid from:
Ordinary income	$16,335,075		$25,002,844

Total distributions paid	$16,335,075		$25,002,844

AB Small-Mid Cap Value	2016		2015
Distributions paid from:
Ordinary income	$3,509,820		$11,292,081
Long-term capital gains	29,911,838		51,950,236

Total distributions paid	$33,421,658		$63,242,317

AB Small-Mid Cap Growth	2016		2015
Distributions paid from:
Ordinary income	$1,326,253		$2,513,207
Long-term capital gains	33,660,265		48,831,561

Total distributions paid	$34,986,518		$51,344,768

AB Multi-Asset Real Return	2016		2015
Distributions paid from:
Ordinary income	$24,008,166		$28,954,469

Total distributions paid	$24,008,166		$28,954,469

292	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Volatility Management	2016	2015
Distributions paid from:
Ordinary income	$35,223,173	$69,377,411
Long-term capital gains	26,894,190	37,288,177

Total distributions paid	$62,117,363	$106,665,588

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB U.S. Value	$1,449,934		$	– 0	–	$(288,140,199)		$50,138,229	$(236,552,036)
AB U.S. Large Cap Growth	365,464			47,713,819		– 0	–	82,662,731	130,742,014
AB International Value	4,461,536			– 0	–	(454,469,442)		9,784,960	(440,222,946)
AB International Growth	8,856,236			– 0	–	(358,405,083)		38,111,631	(311,437,216)
AB Short Duration Bond	364,575			– 0	–	(70,899,948)		121,809	(70,413,564)
AB Global Core Bond	2,565,647			3,168,718		(17,140,043)		8,964,455	(2,441,223)
AB Bond Inflation Protection	5,655,428			– 0	–	(10,555,633)		28,864	(4,871,341)
AB Small-Mid Cap Value	246,505			10,175,151		– 0	–	14,181,302	24,602,958
AB Small-Mid Cap Growth	– 0	–		9,527,183		– 0	–	17,106,738	26,633,921
AB Multi-Asset Real Return	16,062,113			– 0	–	(370,064,292)		(262,991,851)	(616,994,030)
AB Volatility Management	38,998,244			63,563,399		– 0	–	68,063,911	170,625,554

(a)

During the fiscal year ended August 31, 2016, U.S. Value Portfolio utilized capital loss carryforwards of $23,831,773 to offset current year net realized gains. As of August 31, 2016, Short Duration Bond Portfolio had $1,756,801 of capital loss carryforwards expire during the fiscal year. At August 31, 2016 Short Duration Bond Portfolio and Global Core Bond Portfolio deferred straddle losses of $46,647 and $2,102,362, respectively. At August 31, 2016, Global Core Bond Portfolio had a qualified late year ordinary loss deferral of $15,037,681. At August 31, 2016, US Value Portfolio had a post-October short-term capital loss deferral of $8,171,505.These losses are deemed to arise on September 1, 2016. As of August 31, 2016 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments, the tax treatment of Treasury inflation-protected securities, the tax treatment of a restructured investment, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from a wholly-owned subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for

AB POOLING PORTFOLIOS •	293

Notes to Financial Statements

an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2016, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB U.S. Value	$279,968,694	N/A	2018
AB International Value	51,400,581	N/A	2017
AB International Value	325,801,637	N/A	2018
AB International Value	35,980,828	$41,286,396	No Expiration
AB International Growth	34,597,465	N/A	2017
AB International Growth	302,930,744	N/A	2018
AB International Growth	9,871,721	11,005,153	No Expiration
AB Short Duration Bond	19,308,695	N/A	2017
AB Short Duration Bond	11,669,892	N/A	2018
AB Short Duration Bond	8,417,896	N/A	2019
AB Short Duration Bond	4,277,935	27,178,883	No Expiration
AB Bond Inflation Protection	7,510,028	3,045,605	No Expiration
AB Multi-Asset Real Return	232,200,875	N/A	2018
AB Multi-Asset Real Return	54,955,091	82,908,326	No Expiration

During the current fiscal year, most of the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, primarily due to foreign currency reclassifications, reclassifications of foreign capital gains tax, paydown gain/loss reclassifications, the tax treatment of partnerships and swaps, the tax treatment of earnings from a wholly-owned subsidiary, the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation—protected securities, the tax treatment of proceeds from the sale of restructured securities, the expiration of capital loss carryforwards, contributions from the Advisor, the tax treatment of gains/losses from redemptions-in-kind, and dividend redesignations, are reflected as an adjustment to the components of capital as of August 31, 2016 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumualted Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
AB U.S. Value	$	– 0	–	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth		(1)			(18,743)			18,744

294	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumualted Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
AB International Value	$	– 0	–	$(3,186,395)	$3,186,395
AB International Growth		– 0	–	1,786,368	(1,786,368)
AB Short Duration Bond		(2,487,201)		1,454,124	1,033,077
AB Global Core Bond		8,288,211		(11,967,873)	3,679,662
AB Bond Inflation Protection		700,633		(619,280)	(81,353)
AB Small-Mid Cap Value		13,145,187		8,061	(13,153,248)
AB Small-Mid Cap Growth		24,269,413		(99,685)	(24,169,728)
AB Multi-Asset Real Return		(53,072,478)		2,365,599	50,706,879
AB Volatility Management		– 0	–	12,755,521	(12,755,521)

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

On September 21, 2016, at the recommendation of the Adviser, the Board of Trustees of The AB Pooling Portfolios approved the liquidation and termination of the following Portfolios: AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio and AB Multi-Asset Real Return Portfolio. The liquidation is expected to

AB POOLING PORTFOLIOS •	295

Notes to Financial Statements

occur after the close of business on January 30, 2017 (the “Liquidation Date”). Effective January 26, 2017, each Portfolio will be closed to purchases by new shareholders and additional purchases by existing shareholders. Prior to the Liquidation Date, Portfolio shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Portfolios’ financial statements through this date.

296	• AB POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB U.S. Value
	Year Ended August 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 12.63		$ 13.46	$ 10.96	$ 8.73	$ 7.97

Income From Investment Operations
Net investment income(a)	.29	(b)	.28	.32	.24	.23
Net realized and unrealized gain (loss) on investment transactions	.65		(.83)	2.50	2.23	.76

Net increase (decrease) in net asset value from operations	.94		(.55)	2.82	2.47	.99

Less: Dividends
Dividends from net investment income	(.32)		(.28)	(.32)	(.24)	(.23)

Net asset value, end of period	$ 13.25		$ 12.63	$ 13.46	$ 10.96	$ 8.73

Total Return
Total investment return based on net asset value(c)*	7.55%		(4.21)%	26.10%	28.67%	12.75%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$320		$449	$539	$1,113	$1,173
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.08%		.05%	.03%	.02%	.02%
Expenses, before waivers/reimbursements	.08%		.05%	.03%	.02%	.02%
Net investment income	2.29	%(b)	2.06%	2.65%	2.44%	2.75%
Portfolio turnover rate	57%		52%	43%	53%	40%

See footnote summary on page 308.

AB POOLING PORTFOLIOS •	297

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB U.S. Large Cap Growth
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.59	$ 16.78	$ 14.53	$ 12.30	$ 10.66

Income From Investment Operations
Net investment income(a)	.08	(b)	.11	.12	.12	.12
Net realized and unrealized gain on investment transactions	1.17	1.46	3.91	2.20	1.67

Net increase in net asset value from operations	1.25	1.57	4.03	2.32	1.79

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.13)	(.14)	(.09)	(.15)
Distributions from net realized gain on investment transactions	(3.47)	(5.63)	(1.64)	– 0	–	– 0	–

Total dividends and distributions	(3.57)	(5.76)	(1.78)	(.09)	(.15)

Net asset value, end of period	$ 10.27	$ 12.59	$ 16.78	$ 14.53	$ 12.30

Total Return
Total investment return based on net asset value(c)	10.50	%*	11.22	%*	29.19%	18.92%	16.99	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$319	$454	$538	$1,123	$1,173
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.07%	.05%	.03%	.02%	.02%
Expenses, before waivers/reimbursements	.08%	.05%	.03%	.02%	.02%
Net investment income	.76	%(b)	.84%	.79%	.87%	1.10%
Portfolio turnover rate	49%	56%	59%	57%	85%

See footnote summary on page 308.

298	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Value
	Year Ended August 31,
	2016		2015	2014		2013	2012

Net asset value, beginning of period	$ 7.05		$ 8.32	$ 7.46		$ 6.39	$ 6.98

Income From Investment Operations
Net investment income(a)	.19	(b)	.20	.31		.23	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.89)	1.01		.98	(.70)

Net increase (decrease) in net asset value from operations	.32		(.69)	1.32		1.21	(.47)

Less: Dividends
Dividends from net investment income	(.40)		(.58)	(.46)		(.14)	(.12)

Net asset value, end of period	$ 6.97		$ 7.05	$ 8.32		$ 7.46	$ 6.39

Total Return
Total investment return based on net asset value(c)	4.66%		(8.59)%	18.14%		19.15%	(6.69)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$270		$372	$450		$947	$986
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.08%	.05	%(d)	.05%	.04%
Expenses, before waivers/reimbursements	.13%		.08%	.05	%(d)	.05%	.04%
Net investment income	2.81	%(b)	2.60%	3.84%		3.16%	3.56%
Portfolio turnover rate	50%		69%	65%		58%	61%

See footnote summary on page 308.

AB POOLING PORTFOLIOS •	299

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Growth
	Year Ended August 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 8.33		$ 9.50	$ 8.27	$ 7.54	$ 8.27

Income From Investment Operations
Net investment income(a)	.16	(b)	.15	.19	.20	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(1.18)	1.19	.59	(.78)

Net increase (decrease) in net asset value from operations	.52		(1.03)	1.38	.79	(.60)

Less: Dividends
Dividends from net investment income	(.16)		(.14)	(.15)	(.06)	(.13)

Net asset value, end of period	$ 8.69		$ 8.33	$ 9.50	$ 8.27	$ 7.54

Total Return
Total investment return based on net asset value(c)	6.23%		(10.86)%	16.89%	10.53%	(7.19)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$269		$375	$447	$941	$999
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.12%		.09%	.05%	.04%	.04%
Expenses, before waivers/reimbursements	.12%		.09%	.05%	.04%	.04%
Net investment income	1.90	%(b)	1.72%	2.13%	2.40%	2.36%
Portfolio turnover rate	58%		52%	61%	55%	93%

See footnote summary on page 308.

300	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Short Duration Bond
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 9.43	$ 9.44	$ 9.42	$ 9.56	$ 9.59

Income From Investment Operations
Net investment income(a)	.11	(b)	.09	.10	.09	.12
Net realized and unrealized gain (loss) on investment transactions	.02	(.01)	.04	†	(.08)	– 0	–

Net increase in net asset value from operations	.13	.08	.14	.01	.12

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.09)	(.12)	(.15)	(.15)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.09)	(.12)	(.15)	(.15)

Net asset value, end of period	$ 9.39	$ 9.43	$ 9.44	$ 9.42	$ 9.56

Total Return
Total investment return based on net asset value(c)	1.40	%*	.90%	1.45%	.14	%*	1.24%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$78	$898	$962	$936	$933
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.04%	.03	%(d)	.03%	.03%
Expenses, before waivers/reimbursements	.05%	.04%	.03	%(d)	.03%	.03%
Net investment income	1.12	%(b)	.90%	1.06%	.94%	1.26%
Portfolio turnover rate	37%	71%	47%	114%	129%

See footnote summary on page 308.

AB POOLING PORTFOLIOS •	301

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Global Core Bond
	Year Ended August 31,
	2016		2015	2014		2013	2012

Net asset value, beginning of period	$ 10.04		$ 10.52	$ 10.18		$ 11.00	$ 10.88

Income From Investment Operations
Net investment income(a)	.26	(b)	.26	.29		.29	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(.04)	.41		(.38)	.40

Net increase (decrease) in net asset value from operations	.81		.22	.70		(.09)	.73

Less: Dividends and Distributions
Dividends from net investment income	(.56)		(.52)	(.34)		(.37)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.02)		(.36)	(.27)

Total dividends and distributions	(.56)		(.70)	(.36)		(.73)	(.61)

Net asset value, end of period	$ 10.29		$ 10.04	$ 10.52		$ 10.18	$ 11.00

Total Return
Total investment return based on net asset value(c)	8.39%		2.15%	7.05%		(.94 )%*	6.98%††
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$260		$931	$1,032		$1,041	$1,124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06%		.04%	.03	%(d)	.03%	.03%
Expenses, before waivers/reimbursements	.06%		.04%	.03	%(d)	.03%	.03%
Net investment income	2.62	%(b)	2.56%	2.86%		2.77%	2.99%
Portfolio turnover rate	105%		150%	169%		116%	163%

See footnote summary on page 308.

302	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Bond Inflation Protection
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 9.64	$ 10.25	$ 10.15	$ 11.22	$ 11.46

Income From Investment Operations
Net investment income(a)	.13	(b)	.12	.33	.32	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	(.40)	.22	(.69)	.32
Contributions from Affiliates	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	(.28)	.55	(.37)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.33)	(.14)	(.52)	(.72)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.18)	(.22)

Total dividends and distributions	(.24)	(.33)	(.45)	(.70)	(.94)

Net asset value, end of period	$ 9.92	$ 9.64	$ 10.25	$ 10.15	$ 11.22

Total Return
Total investment return based on net asset value(c)	5.53%	(2.73)%	5.63%	(3.70)%	6.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,919	$717,018	$776,378	$753,515	$792,721
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.23%	.13%	.08%	.13%	.11%
Expenses, before waivers/reimbursements(d)	.25%	.13%	.08%	.13%	.11%
Net investment income	1.35	%(b)	1.24%	3.22%	3.00%	3.44%
Portfolio turnover rate	42%	56%	72%	49%	52%

See footnote summary on page 308.

AB POOLING PORTFOLIOS •	303

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Small-Mid Cap Value
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.27	$ 14.28	$ 13.09	$ 11.72	$ 10.38

Income From Investment Operations
Net investment income(a)	.14	(b)	.15	.22	.18	.16
Net realized and unrealized gain (loss) on investment transactions	.93	(.35)	2.89	2.94	1.30

Net increase (decrease) in net asset value from operations	1.07	(.20)	3.11	3.12	1.46

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.17)	(.20)	(.26)	(.12)
Distributions from net realized gain on investment transactions	(1.39)	(2.64)	(1.72)	(1.49)	– 0	–

Total dividends and distributions	(1.58)	(2.81)	(1.92)	(1.75)	(.12)

Net asset value, end of period	$ 10.76	$ 11.27	$ 14.28	$ 13.09	$ 11.72

Total Return
Total investment return based on net asset value(c)	10.98	%*	(1.38)%	25.46	%*	29.94%	14.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,858	$281,724	$323,134	$311,954	$328,749
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.14%	.08%	.06%	.06%	.05%
Expenses, before waivers/reimbursements	.14%	.08%	.06%	.06%	.05%
Net investment income	1.39	%(b)	1.23%	1.62%	1.48%	1.47%
Portfolio turnover rate	55%	40%	50%	49%	52%

See footnote summary on page 308.

304	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Small-Mid Cap Growth
	Year Ended August 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 10.94		$ 12.56	$ 13.16	$ 13.23	$ 16.09

Income From Investment Operations
Net investment income(a)	.03	(b)	.00 (e)	.06	.09	.08
Net realized and unrealized gain on investment transactions	.03	†	.42	2.03	2.62	2.15

Net increase in net asset value from operations	.06		.42	2.09	2.71	2.23

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.07)	(.07)	(.09)	(.09)
Distributions from net realized gain on investment transactions	(1.54)		(1.97)	(2.62)	(2.69)	(5.00)

Total dividends and distributions	(1.57)		(2.04)	(2.69)	(2.78)	(5.09)

Net asset value, end of period	$ 9.43		$ 10.94	$ 12.56	$ 13.16	$ 13.23

Total Return
Total investment return based on net asset value(c)	.74	%*	3.92%	17.04%*	25.85%*	17.77%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,616		$279,873	$322,200	$316,708	$328,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%		.09%	.07%	.06%	.06%
Expenses, before waivers/reimbursements	.15%		.09%	.07%	.06%	.06%
Net investment income	.36	%(b)	.01%	.51%	.70%	.55%
Portfolio turnover rate	61%		55%	65%	72%	68%

See footnote summary on page 308.

AB POOLING PORTFOLIOS •	305

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Multi-Asset Real Return**
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 6.27	$ 8.95	$ 8.25	$ 8.67	$ 9.13

Income From Investment Operations
Net investment income(a)	.14	(b)	.16	.19	.17	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	†	(2.58)	.75	(.31)	(.25)
Contributions from Affiliates	.00	(e)	.00	(e)	.00	(e)	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	.15	(2.42)	.94	(.14)	(.07)

Less: Dividends
Dividends from net investment income	(.19)	(.26)	(.24)	(.28)	(.39)

Net asset value, end of period	$ 6.23	$ 6.27	$ 8.95	$ 8.25	$ 8.67

Total Return
Total investment return based on net asset value(c)	2.70%	(27.40)%	11.48%	(1.69)%	(.45	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$944,991	$832,851	$800,178	$724,226	$547,929
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.09%	.07%	.07%	.06%	.06%
Expenses, before waivers/reimbursements	.09%	.07%	.07%	.06%	.06%
Net investment income	2.36	%(b)	2.13%	2.17%	1.89%	2.11%
Portfolio turnover rate	194%	45%	76%	126%	110%

See footnote summary on page 308.

306	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Volatility Management
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.22	$12.53	$11.38	$10.24	$10.27

Income From Investment Operations
Net investment income(a)	.21	(b)	.24	.24	.15	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.63)	2.10	1.11	.24

Net increase (decrease) in net asset value from operations	.39	(.39)	2.34	1.26	.31

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.37)	(.37)	(.12)	(.06)
Distributions from net realized gain on investment transactions	(.34)	(.55)	(.82)	– 0	–	(.28)

Total dividends and distributions	(.62)	(.92)	(1.19)	(.12)	(.34)

Net asset value, end of period	$ 10.99	$ 11.22	$ 12.53	$ 11.38	$ 10.24

Total Return
Total investment return based on net asset value(c)	3.47%	(3.35)%	21.69%	12.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$514	$1,278	$1,494	$1,590	$1,688
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.05%	.05%	.05%	.04%
Expenses, before waivers/reimbursements	.06%	.05%	.05%	.05%	.04%
Net investment income	1.97	%(b)	2.01%	2.04%	1.40%	.68%
Portfolio turnover rate	32%	13%	41%	80%	130%

See footnote summary on page 308.

AB POOLING PORTFOLIOS •	307

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense where applicable:

	Year Ended August 31,
	2016	2015	2014	2013	2012
AB International Value Portfolio
Expenses, net of waivers/reimbursements	N/A	N/A	.05%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	.05%	N/A	N/A
AB Short Duration Bond Portfolio
Expenses, net of waivers/reimbursements	N/A	N/A	.03%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	.03%	N/A	N/A
AB Global Core Bond Portfolio
Expenses, net of waivers/reimbursements	N/A	N/A	.03%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	.03%	N/A	N/A
AB Bond Inflation Protection Portfolio
Expenses, net of waivers/reimbursements	.07%	.05%	.04%	.04%	.04%
Expenses, before waivers/reimbursements	.08%	.05%	.04%	.04%	.04%

(e)	Amount is less than $0.005.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the AB U.S. Value Portfolio for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.09%, 0.34%, 0.04%, 0.08% and 0.01%, respectively, AB U.S. Large Cap Growth Portfolio for the years ended August 31, 2016, August 31, 2015, and August 31, 2012 by 0.37%, 0.01%, and 0.02%, respectively, AB Short Duration Bond Portfolio for the year ended August 31, 2016, August 31, 2013 by 0.04% and 0.02%, respectively, AB Global Core Bond for the year ended August 31, 2013 by 0.01%, AB Small-Mid Cap Value Portfolio for the year ended August 31, 2016 and August 31, 2014 by 0.01% and 0.04%, respectively, AB Small-Mid Cap Growth Portfolio for years ended August 31, 2016, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.17%, 0.08%, 0.14% and 0.01%, respectively, and AB Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A).

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio change in net realized and unrealized gain (loss) on investment transactions for the period.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

See notes to financial statements.

308	• AB POOLING PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The AB Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AB Pooling Portfolios, (comprising, respectively, the AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio, and AB Volatility Management Portfolio) (the “Fund”), as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows for the year then ended for AB Bond Inflation Protection Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AB Pooling Portfolios at August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the

AB POOLING PORTFOLIOS •	309

Report of Independent Registered Public Accounting Firm

period then ended, the financial highlights for each of the five years in the period then ended, and the cash flows for AB Bond Inflation Protection Portfolio for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2016

310	• AB POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2016. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
AB U.S. Value	93.42%	0.00%
AB U.S. Large Cap Growth	55.08%	0.00%
AB International Value	0.00%	0.00%
AB International Growth	0.69%	0.00%
AB Short Duration Bond	0.00%	91.13%
AB Global Core Bond	0.00%	29.51%
AB Bond Inflation Protection	0.21%	43.47%
AB Small-Mid Cap Value	77.09%	0.00%
AB Small-Mid Cap Growth	68.98%	0.00%
AB Multi-Asset Real Return	14.30%	0.30%
AB Volatility Management	24.70%	1.09%

For the taxable year ended August 31, 2016, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
AB U.S. Value	$8,645,067
AB U.S. Large Cap Growth	4,622,015
AB International Value	6,462,117
AB International Growth	4,021,029
AB Short Duration Bond	– 0	–
AB Global Core Bond	– 0	–
AB Bond Inflation Protection	33,796
AB Small-Mid Cap Value	2,702,636
AB Small-Mid Cap Growth	914,207
AB Multi-Asset Real Return	7,541,656
AB Volatility Management	14,683,189

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB POOLING PORTFOLIOS •	311

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Tawhid Ali, Vice President

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Michael S. Canter, Vice President

Frank V. Caruso, Vice President

Vinod Chathlani, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Scott A. DiMaggio, Vice President

Vincent C. DuPont, Vice President

John H. Fogarty, Vice President

Cem Inal, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President

James W. MacGregor, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Laurent Saltiel, Vice President

Matthew S. Sheridan, Vice President

Shri Singhvi, Vice President

Wen-Tse Tseng, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

312	• AB POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the AB Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Vinod Chatlani, Mr. Daniel Loewy and Mr. Vadim Zlotnikov are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Value Portfolio are made by Mr. Joseph G. Paul and Mr. Cem Inal.

The management of, and investment decisions for, the AB Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Tawhid Ali, Mr. Takeo Aso and Mr. Avi Lavi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AB Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AB International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AB Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Michael S. Canter, Mr. Shawn E. Keegan, and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AB Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

Mr. Michael S. Canter, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are primarily responsible for the day-to-day management of the AB Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AB Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

AB POOLING PORTFOLIOS •	313

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

314	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2005)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB POOLING PORTFOLIOS •	315

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (2005)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

316	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB POOLING PORTFOLIOS •	317

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

318	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various. non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB POOLING PORTFOLIOS •	319

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

320	• AB POOLING PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Tawhid Ali 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Bruce K. Aronow 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Takeo Aso 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Michael S. Canter 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Frank V. Caruso 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Vinod S. Chathlani 33	Vice President	Vice President of the Adviser** with which he has been associated since December 2013. Prior thereto, he was a risk analyst at Oppenheimer Funds and a corporate investment strategist at Reliance Communications (India) since prior to 2011.

Sergey Davalchenko 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since January 2011. In early 2012, he also became a Portfolio Manager for Emerging Markets Growth. Previously, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason from April 2008 to January 2011. Prior thereto, he was associated with Fenician Capital Management since prior to 2011.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

AB POOLING PORTFOLIOS •	321

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Scott A. DiMaggio 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Vincent C. DuPont 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

John H. Fogarty 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Cem Inal 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Shawn E. Keegan 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

N. Kumar Kirpalani 62	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Samantha S. Lau 44	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2011.

Avi Lavi 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

James W. MacGregor 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Joseph G. Paul 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Laurent Saltiel 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Matthew S. Sheridan 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Shri Singhvi 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

322	• AB POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Wen-Tse Tseng 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Greg J. Wilensky 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Vadim Zlotnikov 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB POOLING PORTFOLIOS •	323

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of The AB Pooling Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on May 3-5, 2016 (the “Meeting”):

•	AB U.S. Value Portfolio

•	AB U.S. Large Cap Growth Portfolio

•	AB Multi-Asset Real Return Portfolio

•	AB International Value Portfolio

•	AB International Growth Portfolio

•	AB Small-Mid Cap Value Portfolio

•	AB Small-Mid Cap Growth Portfolio

•	AB Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee (zero) for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Funds are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The directors also noted that no advisory fee is payable by any of the Funds, although the Advisory Agreement provides that the Funds will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Funds by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AB Funds. The directors further noted that the Company acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Funds from

324	• AB POOLING PORTFOLIOS

third parties (e.g., the Pooling Investors). The directors noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor. On November 17, 2015, the Adviser announced that such unaffiliated investor would transition to another manager on July 1, 2016.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are

AB POOLING PORTFOLIOS •	325

made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in some compensation from such Fund to the Adviser. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Fund (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Funds by the Pooling Investors. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Funds, and that the profitability methodology attributed to the Funds revenues and expenses relating to the Pooling Investors. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients; 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the

326	• AB POOLING PORTFOLIOS

Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies; and brokerage commissions paid by the Funds to brokers affiliated with the Adviser. The directors noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Funds (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The directors noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the unaffiliated institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception.

AB U.S. Value Portfolio

AB U.S. Large Cap Growth Portfolio

AB International Value Portfolio

AB International Growth Portfolio

AB Small-Mid Cap Value Portfolio

AB Volatility Management Portfolio

Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

AB Multi-Asset Real Return Portfolio

AB Small-Mid Cap Growth Portfolio

Based on their review, and their discussion with the Adviser of the reasons for each Fund’s underperformance in certain periods, the directors concluded that each Fund’s investment performance was acceptable.

AB POOLING PORTFOLIOS •	327

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser (zero) and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors also reviewed certain information showing the advisory fees paid to the Adviser by the Pooling Investors. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Funds. The directors took into account the impact on the advisory fee rate of the administrative reimbursements paid to the Adviser by the Funds in the latest fiscal year. The directors also considered information provided by the Adviser, including pro forma presentations, concerning the expected impact of the withdrawal of the unaffiliated Pooling Investor from each Fund. While the fees paid by the Pooling Investors to the Adviser vary, the directors acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Fund (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Company’s former counsel that the implied fee rate is the same for all the Pooling Investors. The directors also noted that the Adviser had provided the directors with information concerning the fees paid by the various Pooling Investors.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors recognized that this information was of limited utility in light of the Funds’ unusual fee arrangements.

The directors noted that each of AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the

328	• AB POOLING PORTFOLIOS

expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each such Portfolio (zero) is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total non-advisory expense ratio of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The non-advisory expense ratio of each Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the non-advisory expense ratios of some of the other funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s total non-advisory expense ratio was acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Funds, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

AB POOLING PORTFOLIOS •	329

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Trustees on May 3-5, 2016.

2	Future references to the Portfolios do not include “AB.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3	Prior to December 31, 2010, the Portfolio was known as Global Real Estate Investment Portfolio, and had a policy of investing at least 80% of its net assets in real estate related investments.

330	• AB POOLING PORTFOLIOS

was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services. Effective January 1, 2015, the Trustees authorized such reimbursements under these provisions, for all Pooling Portfolios going forward.

4	Jones v. Harris at 1427.

AB POOLING PORTFOLIOS •	331

Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during the Portfolios’ most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
U.S. Value Portfolio	$30,205	0.006%
U.S. Large Cap Growth Portfolio	$30,205	0.006%
Multi-Asset Real Return Portfolio	$32,925	0.004%
International Value Portfolio	$28,234	0.007%
International Growth Portfolio	$30,205	0.007%
Small-Mid Cap Value Portfolio	$32,245	0.010%
Small-Mid Cap Growth Portfolio	$32,246	0.010%
Volatility Management Portfolio	$41,660	0.003%

The Adviser is compensated by the Institutional Clients which invest in the Portfolios, which currently consist of the Wealth Strategies, the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “SCB Overlay Portfolios”) and CollegeBoundfund. Set forth below is a discussion of the investment advisory fees charged by the Adviser to the Institutional Clients. On November 17, 2015, the Adviser announced that management of the CollegeBoundfund would transition to another manager on July 1, 2016.

The AB Portfolios—Wealth Strategies

The Adviser charges the Wealth Strategies an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed Wealth Appreciation Strategy	First $2.5 billion	0.65%
Wealth Appreciation Strategy	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Tax-Managed Balanced Wealth Strategy	First $2.5 billion	0.55%
Tax-Managed Conservative	Next $2.5 billion	0.45%
Balanced Wealth Strategy	Excess of $5 billion	0.40%
Conservative Wealth Strategy

332	• AB POOLING PORTFOLIOS

SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay Portfolios an advisory fee based on a percentage of each fund’s average daily net assets:5

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund (“CBF”), a 529 college-savings plan. Services provided by the Adviser as program manager for CBF include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts.6 The shareholder servicing is provided by AB Investor Services (“ABIS”) and distribution by AB Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in the increase or decrease of the program management fee since the total expense ratio is constant.

5	The Board of Directors of the SCB Fund approved the renewal of the investment advisory agreement of the SCB Overlay Portfolios on October 31, 2015.

6	On March 24, 2014 the CBF replaced U.S. Value Portfolio and U.S. Large Cap Portfolio with AB Growth and Income Fund, Inc., as well as International Value Portfolio and International Growth Portfolio with a separate account, managed by the Adviser, called AB International Factor.

AB POOLING PORTFOLIOS •	333

Education Strategies	Total Expense Ratio[7]
Age-Based Education Strategies [8]

Age-Based Aggressive Growth 2014-2016	0.94%
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.90%
Age-Based Aggressive Growth 2005-2007	0.86%
Age-Based Aggressive Growth 2002-2004	0.82%
Age-Based Aggressive Growth 1999-2001	0.78%
Age-Based Aggressive Growth 1996-1998	0.74%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2014-2016	0.92%
Age-Based Moderate Growth 2011-2013	0.88%
Age-Based Moderate Growth 2008-2010	0.84%
Age-Based Moderate Growth 2005-2007	0.80%
Age-Based Moderate Growth 2002-2004	0.78%
Age-Based Moderate Growth 1999-2001	0.76%
Age-Based Moderate Growth 1996-1998	0.72%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2014-2016	0.82%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.79%
Age-Based Conservative Growth 2005-2007	0.78%
Age-Based Conservative Growth 2002-2004	0.76%
Age-Based Conservative Growth 1999-2001	0.72%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Education Strategies

Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

7	The total expense ratios do not include an annual distribution fee of up to1.00% payable to ABI, the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial advisor (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

8	For all Education Strategies that invest in the Pooling Portfolios held by Rhode Island resident accounts, which account for 5.88% of all accounts and 4.37% in terms of net assets as of March 31, 2016, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

334	• AB POOLING PORTFOLIOS

The Portfolios’ net assets as of March 31, 2016 are as follows:

Portfolio	Net Assets 03/31/16 ($MM)
U.S. Value Portfolio	$322.3
U.S. Large Cap Growth Portfolio	$324.1
Multi-Asset Real Return Portfolio	$476.0
International Value Portfolio	$270.5
International Growth Portfolio	$271.7
Small-Mid Cap Value Portfolio	$237.0
Small-Mid Cap Growth Portfolio	$227.2
Volatility Management Portfolio	$1,122.6

Set forth below are the most recent fiscal year-end total expense ratios of the Pooling Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.05%
U.S. Large Cap Growth Portfolio	August 31	0.05%
Multi-Asset Real Return Portfolio[9],[10]	August 31	0.07%
International Value Portfolio	August 31	0.08%
International Growth Portfolio	August 31	0.09%
Small-Mid Cap Value Portfolio	August 31	0.08%
Small-Mid Cap Growth Portfolio	August 31	0.09%

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. During the Portfolio’s most recently completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio9,[11]	0.15%	0.05%	August 31

9	The Portfolio has exposure to exchange traded funds (“ETF”). Like any other mutual fund, ETFs bear fund expenses. Accordingly, if a Portfolio were to hold a long position in an ETF, the ETF’s expenses would detract from the Portfolio’s total return.

10	The Portfolio’s current exposure to ETFs is 5.30% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0139%.

11	The Portfolio’s current exposure to ETFs is 4.57% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0128%.

AB POOLING PORTFOLIOS •	335

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although the Adviser is generally reimbursed for providing some of these services. While there are differences in the services provided to investment companies and institutional accounts, it is contemplated that the Adviser will recover some of the costs related to providing these administrative services by the reimbursements it receives from Volatility Management Portfolio and the Institutional Clients. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as

336	• AB POOLING PORTFOLIOS

the Portfolio.12 In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios based on March 31, 2016 net assets, although the Portfolios are not charged an advisory fee by the Adviser.13

Portfolio	Portfolio Net Assets 03/31/16 ($MIL)	AB Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$322.3	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.339%

U.S. Large Cap Growth Portfolio	$324.1	U.S. Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.350%

Multi-Asset Real Return Portfolio	$476.0	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum Account Size: $150m	0.610%

International Value Portfolio	$270.5	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25m	0.474%

International Growth Portfolio	$271.7	International Growth Trends 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25m	0.524%

12	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

13	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB POOLING PORTFOLIOS •	337

Portfolio	Portfolio Net Assets 03/31/16 ($MIL)	AB Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
Small-Mid Cap Value Portfolio	$237.0	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25m	0.634%

Small-Mid Cap Growth Portfolio	$227.2	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25m	0.638%

Volatility Management Portfolio	$1,122.6	Volatility Management[14] 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.461%

The Adviser manages the AB Mutual Funds (“ABMF”), which are open-end investment companies, and AB Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AB funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds whose investment styles are similar to those of the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2016 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

14	For stand-alone investment (Collective Investment Trust) only.

338	• AB POOLING PORTFOLIOS

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
Multi-Asset Real Return Portfolio	AB All Market Real Return	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	AB Discovery Growth Fund, Inc.	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

Volatility Management Portfolio	N/A	N/A	N/A

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a blend investment strategy of International Value Portfolio and International Growth Portfolio. The advisory fee schedule of SCB Fund – International Portfolio is set forth in the table below.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio/ International Growth Portfolio[15]	International Portfolio

0.925% on 1st $1 billion

0.850% on next $3 billion

0.800% on next $2 billion

0.750% on next $2 billion

0.650% thereafter

The Adviser is waving 5 basis points in advisory fees effective through October 31, 2016.

0.875%[16]

15	The investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest, primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

16	The SCB Fund effective fee of 0.875% includes the five basis points advisory fee waiver.

AB POOLING PORTFOLIOS •	339

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[17]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2016 net assets.18

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1[19],[20]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.340%

U.S. Large Cap Growth Portfolio	Client #2	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $1000 million 0.25% on the balance	0.281%

17	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

19	The client is an affiliate of the Adviser.

20	Assets are aggregated with other client portfolios for purposes of calculating the advisory fee.

340	• AB POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
International Value Portfolio	Client #3[19,20]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40% on the balance	0.500%

	Client #5	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.570%

	Client #6	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.622%

Small/Mid Cap Growth Portfolio	Client #7	AB Sub-Advisory Fee Schedule: 0.45% on 1st $250 million 0.40% on next $250 million 0.35% on the balance	0.450%

Volatility Management Portfolio	Client #8	AB Sub-Advisory Fee Schedule: 0.18% on the first $500 million 0.15% on the next $1 billion 0.13% on the balance	0.163%

The services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.21 In those Senior Officer Fee Evaluations,

21	The Senior Officer Fee Evaluation was dated July 24, 2015 for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 7, 2015.

AB POOLING PORTFOLIOS •	341

the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc. (UBS), was the only other fund family that was determined by the Adviser, the Senior Officer and Broadridge Financial Solutions, Inc. (“Broadridge”) to have an expense structure comparable to the Pooling Portfolios.22

Since there are not many funds of other fund families that have an expense structure similar to that of the Portfolios, Broadridge provided additional information for expense and performance comparison. Broadridge compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Broadridge excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.23 Broadridge’s analysis included the Portfolios’ rankings relative to their respective EG and Broadridge Expense Universe (“EU”). It should be noted that there are limitations on expense category data because different funds categorize expenses differently.

22	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

23	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

342	• AB POOLING PORTFOLIOS

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.24 An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.

The original EG of Volatility Management Portfolio had an insufficient number of peers. Consequently, Broadridge expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective. However, because Broadridge had expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective, under Broadridge’s standard guidelines, the Portfolio’s Expense Universe (“EU”) was also expanded to include the universes of those peers that have a similar but not the same Lipper investment classification/objective and load type as the Portfolio. The result of Broadridge’s analysis is set forth in the table below.25

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
U.S. Value Portfolio	0.050	0.062	5/16	0.063	24/63
U.S. Large Cap Growth Portfolio	0.050	0.054	7/15	0.054	58/120
Multi-Asset Real Return Portfolio	0.067	0.064	10/17	0.133	24/75
International Value Portfolio	0.079	0.123	4/14	0.125	9/29
International Growth Portfolio	0.091	0.120	5/19	0.108	34/82
Small-Mid Cap Value Portfolio	0.078	0.078	8/15	0.049	19/30
Small-Mid Cap Growth Portfolio	0.087	0.080	12/17	0.068	51/80
Volatility Management Portfolio[26]	0.053	0.164	2/11	0.177	5/20

24	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

25	The total expense ratios shown below were estimated by Lipper using rounded Form-NSAR data. To calculate an expense ratio, Lipper will divide a Portfolio’s expense amount by the Portfolio’s Form-NSAR average net assets, which is rounded to the nearest thousand. In contrast, the Adviser’s expense ratio is calculated using the Portfolio’s actual (unrounded) average net assets.

26	The Portfolio’s EG includes the Portfolio, five other Flexible Portfolio (“FX”) funds and five Alternative Global Macro (“AGM”) funds. The Portfolio’s EU includes the Portfolio, EG and all other FX and AGM funds, excluding outliers

AB POOLING PORTFOLIOS •	343

Based on this analysis, except for Multi-Asset Real Return Portfolio and Small-Mid Cap Growth Portfolio, whose total expense ratios are higher than their EG medians, and Small-Mid Cap Value Portfolio, whose total expense ratio is equal to its EG median, the total expense ratios of the Portfolios are lower than their respective EG medians. Except for Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio, the expense ratios of the Portfolios are lower than their respective EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased with the exception of U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, and International Growth Portfolio during calendar year 2015, relative to 2014.

The Adviser profits directly from any of the Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” During the Portfolios’ most recently completed fiscal year, only Small-Mid Cap Growth Portfolio effected brokerage transactions with and paid commissions to SCB. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

344	• AB POOLING PORTFOLIOS

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of Deli’s study on advisory fees and various fund characteristics.27,28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.29 The independent consultant then discussed the results of the regression model that was utilized to

27	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB POOLING PORTFOLIOS •	345

study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3, 5 and 10 year gross performance returns, rankings and quintiles of the Portfolios relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)30 for the periods ended February 29, 2016.31,32

	Portfolio	PG Median	PU Median	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-10.63	-11.65	-11.56	7/16	27/62
3 year	9.00	8.61	8.18	6/15	14/52
5 year	8.10	8.73	8.33	10/13	23/39
10 year	4.04	6.17	5.91	7/7	19/21

U.S. Large Cap Growth Portfolio
1 year	-1.65	-5.19	-6.75	2/15	6/118
3 year	16.29	12.59	12.27	1/15	1/110
5 year	12.22	10.96	10.78	3/13	16/86
10 year	6.91	7.41	7.78	6/9	38/52

30	A Portfolio’s PG/PU may not be necessarily be identical to its respective EG/EU. Funds with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios’ EGs/EUs, which may include funds of similar but not the same investment classification/objective.

31	The Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

32	The performance returns of the Portfolios and their peers are adjusted for expenses (gross up). Gross performance information is provided for Broadridge comparative purposes to account for the Portfolios’ relative low expenses compared to their Broadridge peers.

346	• AB POOLING PORTFOLIOS

	Portfolio	PG Median	PU Median	PG Rank	PU Rank
Multi-Asset Real Return Portfolio[33]
1 year	-24.02	-7.29	-8.03	17/17	70/72
3 year	-11.71	3.07	3.08	14/14	49/49
5 year	-7.79	3.48	4.53	10/10	32/33
10 year	-2.17	5.59	5.55	8/8	17/17

International Value Portfolio
1 year	-14.67	-14.45	-14.38	8/14	16/28
3 year	1.08	1.16	1.21	8/13	14/23
5 year	-1.57	0.65	0.65	11/12	17/18
10 year	-0.75	1.66	1.53	7/7	11/11

International Growth Portfolio
1 year	-14.16	-13.11	-12.65	14/19	61/81
3 year	-0.91	0.89	1.70	16/18	69/76
5 year	-1.75	1.60	2.24	16/17	63/66
10 year	-1.27	2.41	3.12	8/8	34/34

Small-Mid Cap Value Portfolio
1 year	-10.80	-12.78	-12.82	5/15	11/30
3 year	8.45	9.13	8.84	10/14	14/24
5 year	7.90	8.09	8.09	8/12	12/20
10 year	7.63	7.53	6.47	3/7	4/13

Small-Mid Cap Growth Portfolio
1 year	-15.38	-12.78	-12.86	13/17	59/78
3 year	6.39	8.08	8.02	12/16	50/68
5 year	7.59	7.59	8.25	7/13	34/59
10 year	8.59	7.47	7.59	1/9	4/32

Volatility Management Portfolio
1 year	-12.49	-6.51	-8.56	6/6	9/10
3 year	4.82	3.22	1.34	2/4	2/6
5 year	3.55	2.64	2.64	1/2	2/4

33	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy. Subsequently, Lipper Classification changed in 2014 to Flexible Portfolios as a result of Lipper’s elimination of their Global Flexible Funds category in September 2014. See footnote 76 for information regarding Lipper classification changes.

AB POOLING PORTFOLIOS •	347

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.34 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.35

	Periods Ending February 29, 2016 Annualized Performance
					Since Inception[36] (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
U.S. Value Portfolio	-10.67	8.97	8.08	4.01	4.72	16.81	0.21	10
Russell 1000 Value Index	-9.41	8.27	8.81	5.13	5.80	12.25	0.74	10
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	-1.70	16.25	12.19	6.88	8.21	16.45	0.39	10
Russell 1000 Growth Index	-5.05	12.54	10.95	7.74	7.96	12.23	0.90	10
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	-24.07	-11.89	-7.94	-2.28	-0.28	20.53	-0.27	10
MSCI AC World Commodity Producers Index	-28.15	-13.48	-11.61	-1.43	1.38	N/A	N/A	N/A
FTSE EPRA / NAREIT Developed RE Index – Gross Return	-7.75	3.88	6.24	4.08	6.01	N/A	N/A	N/A
All Market Real Return Benchmark[37]	-21.27	-9.81	-7.13	-1.14	0.99	18.16	-0.21	10
Inception Date: May 20, 2005

34	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

35	Benchmark information related to volatility and Sharpe Ratio were either obtained through Lipper LANA, a database maintained by Lipper or calculated by the Senior Officer utilizing Lipper’s methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

36	Benchmark inception performance is from the exact inception date.

37	Multi-Asset Real Return Benchmark comprises of equally-weighted blend of the MSCI ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. Effective October 1, 2011 the Real Estate component changed from the FTSE EPRA/NAREIT Developed index to the FTSE EPRA/NAREIT Global Index.

348	• AB POOLING PORTFOLIOS

	Periods Ending February 29, 2016 Annualized Performance
					Since Inception[36] (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Value Portfolio[38]	-14.73	1.02	-1.62	-0.81	1.81	21.05	-0.15	10
MSCI AC World Index ex U.S.	-17.37	-2.20	-1.29	1.43	3.61	15.12	-0.01	10
MSCI EAFE Index (Net)	-15.18	0.38	0.56	1.49	3.39	N/A	N/A	N/A
Inception Date: May 20, 2005

International Growth Portfolio	-14.24	-0.96	-1.80	-1.33	0.65	19.07	-0.03	10
MSCI AC World Index ex U.S. Net	-17.37	-2.20	-1.29	1.43	3.61	15.12	-0.01	10
MSCI AC World Index ex U.S. Growth	-13.62	-0.28	0.20	2.30	4.37	N/A	N/A	N/A
MSCI EAFE Net Index	-15.18	0.38	0.56	1.49	3.39	N/A	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	-10.86	8.38	7.84	7.57	8.21	20.36	0.44	10
Russell 2500 Value Index	-12.06	5.69	6.85	5.26	6.39	14.27	0.53	10
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	-15.45	6.32	7.53	8.53	10.32	20.24	0.41	10
Russell 2500 Growth Index	-14.65	8.10	7.80	6.65	8.08	16.11	0.54	10
Inception Date: May 20, 2005

Volatility Management Portfolio[39]	-12.54	4.78	3.49	N/A	5.58	9.89	0.39	5
MSCI AC World Index	-12.32	3.67	3.71	N/A	5.15	11.20	0.37	5
Inception Date: April 16, 2010

CONCLUSION:

The Senior Officer recommended that the Trustees continue its discussion with the Adviser regarding the impact of the loss of the CollegeBoundfund business on the Portfolios.

38	On January 1, 2012, the Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S.

39	On January 1, 2012, the Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index.

AB POOLING PORTFOLIOS •	349

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

350	• AB POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB POOLING PORTFOLIOS •	351

AB Family of Funds

NOTES

352	• AB POOLING PORTFOLIOS

AB POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0816

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB U.S. Value Portfolio	2015	$28,620	$—	$16,888
	2016	$29,462	$—	$18,177
AB U.S. Large Cap Growth Portfolio	2015	$28,620	$—	$16,863
	2016	$29,462	$—	$18,133
AB Multi-Asset Real Return	2015	$67,844	$—	$26,338
	2016	$69,839	$—	$40,676
AB International Value Portfolio	2015	$40,204	$—	$40,930
	2016	$41,386	$—	$28,700
AB International Growth Portfolio	2015	$40,204	$—	$29,950
	2016	$41,386	$—	$29,431
AB Short Duration Bond Portfolio	2015	$36,183	$—	$15,251
	2016	$37,247	$—	$16,527
AB Global Core Bond Portfolio	2015	$43,219	$—	$12,647
	2016	$44,490	$—	$16,524
AB Inflation Protected Securities Portfolio	2015	$60,473	$—	$14,703
	2016	$62,252	$—	$16,003
AB High Yield Portfolio	2015	$110,811	$—	$24,027
	2016	$—	$—	$25,461
AB Small Mid-Cap Value Portfolio	2015	$32,551	$—	$13,976
	2016	$33,508	$—	$21,841
AB Small Mid-Cap Growth Portfolio	2015	$28,620	$—	$13,976
	2016	$29,462	$—	$18,550
AB Volatility Management	2015	$68,514	$—	$40,216
	2016	$70,529	$—	$41,044

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2015	$355,138	$16,888
			$—
			$(16,888)
	2016	$275,722	$18,177
			$—
			$(18,177)
AB U.S. Large Cap Growth Portfolio	2015	$355,113	$16,863
			$—
			$(16,863)
	2016	$275,678	$18,133
			$—
			$(18,133)
AB Multi-Asset Real Return	2015	$525,165	$26,338
			$—
			$(26,338)
	2016	$298,221	$40,676
			$—
			$(40,676)
AB International Value Portfolio	2015	$379,180	$40,930
			$—
			$(40,930)
	2016	$286,245	$28,700
			$—
			$(28,700)
AB International Growth Portfolio	2015	$368,200	$29,950
			$—
			$(29,950)
	2016	$286,976	$29,431
			$—
			$(29,431)
AB Short Duration Bond Portfolio	2015	$353,501	$15,251
			$—
			$(15,251)
	2016	$274,072	$16,527
			$—
			$(16,527)
AB Global Core Bond Portfolio	2015	$511,474	$12,647
			$—
			$(12,647)
	2016	$274,069	$16,524
			$—
			$(16,524)
AB Inflation Protected Securities Portfolio	2015	$352,953	$14,703
			$—
			$(14,703)
	2016	$273,548	$16,003
			$—
			$(16,003)
AB High Yield Portfolio	2015	$362,277	$24,027
			$—
			$(24,027)
	2016	$283,006	$25,461
			$—
			$(25,461)
AB Small Mid-Cap Value Portfolio	2015	$484,851	$13,976
			$—
			$(13,976)
	2016	$279,386	$21,841
			$—
			$(21,841)
AB Small Mid-Cap Growth Portfolio	2015	$512,803	$13,976
			$—
			$(13,976)
	2016	$276,095	$18,550
			$—
			$(18,550)
AB Volatility Management	2015	$378,466	$40,216
			$—
			$(40,216)
	2016	$298,589	$41,044
			$—
			$(41,044)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s./ Robert M. Keith
Robert M. Keith
President

Date:	October 31, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 31, 2016